SEMIANNUAL REPORT
June 30, 2000

A step ahead

                         INSURANCE FOR THE UNEXPECTED.
                      INVESTMENTS FOR THE OPPORTUNITIES.(R)


                                                 [LOGO OF JOHN HANCOCK ADVISERS]
                              [LOGO OF INDEPENDENCE INVESTMENT ASSOCIATES, INC.]
                                                      [LOGO OF ALLIANCE CAPITAL]
                                                    [LOGO OF THE BOSTON COMPANY]
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                                                             [LOGO OF FEDERATED]
                                                         [LOGO OF GOLDMAN SACHS]
                                                               [LOGO OF INVESCO]
                                                             [LOGO OF JP MORGAN]
                                                                 [LOGO OF JANUS]
                                                           [LOGO OF MELLON BOND]
                                            [LOGO OF MORGAN STANLEY DEAN WITTER]
                                                      [LOGO OF NEUBERGER BERMAN]
                                                     [LOGO OF OPPENHEIMER FUNDS]
                                          [LOGO OF STATE STREET GLOBAL ADVISORS]
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                                                 [LOGO OF WELLINGTON MANAGEMENT]
                                                 [LOGO OF VARIABLE SERIES TRUST]
                                                          [LOGO OF JOHN HANCOCK]

SEMIANNUAL REPORT
June 30, 2000

A step ahead

                         INSURANCE FOR THE UNEXPECTED.
                      INVESTMENTS FOR THE OPPORTUNITIES.(R)


                                                 [LOGO OF JOHN HANCOCK ADVISERS]
                              [LOGO OF INDEPENDENCE INVESTMENT ASSOCIATES, INC.]
                                                      [LOGO OF ALLIANCE CAPITAL]
                                                    [LOGO OF THE BOSTON COMPANY]
                                                [LOGO OF BRINSON PARTNERS, INC.]
                                                             [LOGO OF FEDERATED]
                                                         [LOGO OF GOLDMAN SACHS]
                                                               [LOGO OF INVESCO]
                                                             [LOGO OF JP MORGAN]
                                                                 [LOGO OF JANUS]
                                                           [LOGO OF MELLON BOND]
                                            [LOGO OF MORGAN STANLEY DEAN WITTER]
                                                      [LOGO OF NEUBERGER BERMAN]
                                                     [LOGO OF OPPENHEIMER FUNDS]
                                          [LOGO OF STATE STREET GLOBAL ADVISORS]
                                                         [LOGO OF T. ROWE PRICE]
                                                 [LOGO OF WELLINGTON MANAGEMENT]
                                                 [LOGO OF VARIABLE SERIES TRUST]
                                                          [LOGO OF JOHN HANCOCK]

Insurance products:

     Are Not FDIC Insured . Are Not Bank Guaranteed . Are Not a Deposit .
                                May Lose Value

Dear Shareholder,

[PHOTO OF THOMAS J. LEE]
President and Vice Chairman

Financial markets have been wild over the past few months, to say the least. The changes going on in the economy and government actions have had a dramatic effect on the stock market and the economy in general. The Federal Reserve's stated goal of slowing the U.S. economy has dominated debate in financial markets during the first half of 2000. Alan Greenspan and his colleagues are fully convinced that inflation, driven by rising wages, will rebound if strong job growth continues to drive unemployment down to new record lows. They have raised short-term interest rates six times over the past year, and the impact of those tightening moves is now appearing in signs of weaker home-building and auto sales, slower retail sales, and job growth. Nonetheless, the overall level of economic activity and corporate profits remains very healthy, and it may take more rate hikes by the Fed to prevent the economic boom from speeding up once again.

To better assist our Variable Series Trust shareholders through rapidly changing and volatile economic time periods, we continually evaluate and implement ideas to help add stability to our variable life and variable annuity products and services. An important service offered to our shareholders for these products is Dollar-Cost Averaging-depositing equal amounts of money at regular intervals into your John Hancock Variable Life or Variable Annuity products. This ensures that you buy fewer shares when prices are high and more shares when prices are low.

We've also developed asset allocation tools which help you to diversify your investment mix among various asset classes. An asset allocation strategy attempts to lower your overall investment risk by increasing the number and types of funds you're invested in. Contact your representative if you're interested in learning more about how an asset allocation strategy can work for you.

Change. Adaptability. These are the watchwords that we use in monitoring the Variable Series Trust. Much of our time is devoted to ensure that we change and adapt quickly enough to provide you with the best possible products and funds available in the marketplace today. You've shown your trust in us by investing more and more dollars in your variable life and variable annuity products. Thank you, for your continued confidence in John Hancock and the Variable Series Trust. We'll continue to work hard to maintain your trust.

[PHOTO OF MICHELE G. VAN LEER]
Chairman

Sincerely,

/s/Michele G. Van Leer              /s/Thomas J. Lee

Michele G. Van Leer                 Thomas J. Lee
Chairman                            President and Vice Chairman

 Economic Overview
 John Hancock Economic Research


The US economy continued to defy expectations in the first half of 2000. Growth not only exceeded all estimates of a sustainable long-term pace, but actually accelerated from the first quarter to the second. Despite this rapid growth, unemployment remained in a narrow range around 4%, and inflation showed few signs of life aside from the impact of higher oil prices.

In financial markets, Treasury bond rates have declined from their peaks early this year, but this has been mainly the result of increasing budget surpluses which reduce the government's borrowing needs. Corporate bond yields have not declined, and short-term rates have continued to rise as the Federal Reserve attempts to cool the economy. Home mortgage rates remain higher than last year, and have contributed to a slowdown in housing markets.

Stock prices have been volatile throughout the year, reacting to every twist and turn of data that might hint at an economic slowdown or a revival of inflation. All the major indices are down from their peaks, but with corporate profits still healthy, inflation still absent, and the Fed at least temporarily on hold, there has been no ongoing slump in the markets.

Investors in both stock and bonds, as well as economic forecasters, have spent much of 2000 studying--somewhat obsessively--Alan Greenspan's pronouncements for hints of his intentions. So far, he has expressed guarded optimism about the ability of the US economy to sustain rapid growth, and a consensus has developed that, barring accidents, he has finished tightening. He appears to believe that the last few years' rapid productivity growth represents a structural improvement in the performance of the economy. The importance of this is that it implies that we need only a mild economic slowdown to rein in the boom and get the economy back to a sustainable pace of expansion.

The soft landing: it's not yet a sure thing

The outlook both for the economy and for financial markets is driven by the quest for a "soft landing"--a slowdown to a sustainable pace of growth. We are inclined to believe that the Fed has successfully steered us between the opposing dangers of recession and inflation, but the data is still mixed.

Despite the acceleration of GDP in the second quarter of 2000, there are strong signals of more moderate growth ahead. Inventories--a notoriously volatile component--more than accounted for the second-quarter speed-up, while consumer spending, the principal driver of the boom so far, slowed sharply. Since this has been Alan Greenspan's chief worry, with stock market gains fuelling unsustainable consumer spending, the restraint is reassuring.

Other data also suggest slower growth: housing and auto sales have cooled off, at least to the extent of growing slower, retail sales have moderated, and the trend in new job creation seems to have slowed.

But it's not a sure thing. There have been signs of a slowdown before--for example, during the financial turmoil in 1998--and each time the economic boom has bounced right back. Even now some numbers hint at a rebound. Business equipment spending is still very strong, consumer confidence is high, unemployment is low, and rising wages are driving incomes and consumer spending in the latest monthly data.

Inflation: so far it's just oil prices

The Consumer Price Index (CPI) rose at a 4% annual pace in the first quarter, and was still running at over 3% in the second. However, excluding the ups and downs of food and energy prices, inflation remained under 3%, and there has been remarkably little impact of oil prices on other goods and services.

The Fed's chief inflation worry is still the job market, where it fears that 30-year lows in unemployment will drive up wages and force companies to raise prices. So far, despite signing bonuses, stock options and other forms of increased compensation, there is no evidence in the national statistics that wages are increasing much faster than productivity. It's true that firms face intense competition to hire good workers, but they also face intense competition for sales which discourages price hikes.

The danger of inflation has not disappeared despite the recent benign experience. If productivity slows, or even if it stops accelerating, we could have a period in which rising labor costs finally force firms to raise prices. While this risk appears to be much smaller than we would have guessed a few years ago, it can never wholly vanish. This is the reason why Alan Greenspan has raised interest rates six times since June, 1999, and it is why he may do so again if economic growth and inflation data raise danger signals during the months ahead.

                                                     Inception: March 29, 1986

 Growth & Income Fund
 Independence Investment Associates, Inc.                      Paul F. McManus

 The Growth & Income Fund outperformed the S&P 500 in the second quarter and is in line with the index through mid year. The fund had modest overweights in the Health Care, and Financial groups and was modestly underweighted in Consumer Products, Energy and Technology. Strong performance in the drug group from names like Pfizer (which merged with Warner Lambert, also owned), Schering Plough and Allergan Pharmaceutical positively impacted fund performance. Banks were another area of successful stock selection as Mellon Financial, Chase Manhattan and CitiGroup helped performance. Given the increased interest rate environment, investors sold retail and cyclical names. The fund had exposure to Target, Gap Stores and Federated Department Stores during the quarter. We believe that they are attractive at current valuations, particularly Gap Stores which is expected to accelerate its revenue growth as the year progresses. In the technology area performance was helped by names like Hewlett Packard, Cisco, ADC Telecomm and Teredyne. Earlier in the year and in the fourth quarter of 1999, technology speculation reached a peak and as interest rates rose, the group sold off beginning in March. Our strategy all along has been to select high quality, reasonably valued technology stocks and this has served the fund well amidst the volatility in the sector.
 As we look out to the balance of 2000, we expect interest rates to peak as the economy slows down from it's strong first half growth pace. Oil prices should ease as OPEC countries increase production during a period of economic deceleration and this will be beneficial to the inflation rate. If rates do indeed decline in the coming months, the stock market should respond favorably. In particular, value based strategies selecting stocks that have attractive prices and improving fundamental trends should do well.

                                    [GRAPH]

                            Historical Fund Return

        Growth and Income       S&P 500.
                                 Index

6/30/90       10,000             10,000
6/30/91       11,140             10,739
6/30/92       12,590             12,185
6/30/93       14,446             13,840
6/30/94       14,813             14,026
6/30/95       18,028             17,677
6/30/96       22,479             22,281
6/30/97       28,763             30,003
6/30/98       38,170             39,067
6/30/99       46,448             47,955
6/30/00       48,199             51,432

Top Ten Holdings (as of June 30, 2000)

                                       % of        six months ago
                                    investments   % of investments

Pfizer, Inc.                              4.9%        0.8%
Cisco Systmes, Inc.                       3.9%        3.9%
Citigroup, Inc.                           3.8%        3.6%
General Electric Co.                      3.8%        5.1%
Intel Corp.                               3.7%        2.7%
Microsoft Corp.                           3.4%        6.2%
Exxon Mobil Corp.                         2.2%        1.2%
Bristol-Myers Squibb Co.                  2.2%        1.4%
Oracle Corp.                              2.2%        1.7%
International Business Machines Corp.     1.7%        1.8%

Average Annual Total Returns*

           Growth & Income  S&P 500. MorningStar
                Fund         Index   Peer Group+

  YTD**         -0.44%      -0.42%      1.43%
  1 Year         3.77        7.25      11.29
  3 Years       18.78       19.68      19.64
  5 Years       21.74       23.81      22.74
 10 Years       17.03       17.79      17.03

Top Ten Sectors (as of June 30, 2000)

                     % of                           % of
                   investments                   investments

Technology           33.6%      Consumer Cyclical  5.5%
Health Care          14.5%      Utility            5.3%
Financial            13.3%      Energy             4.7%
Capital Equipment    10.1%      Consumer Staple    2.3%
Retail                5.6%      Basic Material     2.2%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
**   Year-to-date total returns are not annualized.
 .    "Standard & Poor's 500" is a trademark of the McGraw-Hill Companies, Inc.
     and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, fold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment style.

                                                       Inception: May 1, 1996

 Equity Index Fund
 State Street Global Advisors                                 Management Team

 The S&P 500 rebounded with a positive return of 2.47% for the month of June, partially offsetting negative returns from April and May. For the quarter, the Index suffered a -2.66% return and is also in negative territory, -0.42%, for the first six months of 2000.
 For the first six months of the year the portfolio performed in line with expectations, trailing the benchmark by 0.08%. Since the inception of the fund in May of 1997, it has returned 22.73% on an annualized basis. The portfolio team continues to attempt to track the performance of the Index by fully replicating the weights of the securities held in the Index. This strategy is consistent with our long-standing policy of managing S&P 500 portfolios.
 General Electric is once again the largest security weight within the Index, accounting for 4.19% of the S&P 500. Overall, the top ten names in the Index total 26.65% of the benchmark weight.


                                    [GRAPH]

                            Historical Fund Return

            Equity Index Fund     S&P 500. Index

5/1/96            10,000             10,000
6/30/96           10,231             10,300
6/30/97           13,727             13,870
6/30/98           17,850             18,060
6/30/99           21,904             22,168
6/30/00           23,475             23,776

Top Ten Holdings (as of June 30, 2000)

                            % of        six months ago
                         investments   % of investments

General Electric Co.          4.1%       3.7%
Intel Corp.                   3.5%       2.0%
Cisco Systems, Inc.           3.4%       2.6%
Microsoft Corp.               3.3%       4.4%
Pfizer, Inc.                  2.3%       0.9%
Aim Stic Prime Fund           2.2%       2.2%
Exxon Mobil Corp.             2.1%       2.0%
Wal-Mart Stores, Inc.         2.0%       2.2%
Oracle Corp.                  1.8%       1.2%
Citigroup, Inc.               1.6%       1.4%

Average Annual Total Returns*

                         Equity Index  S&P 500.   MorningStar
                            Fund(1)     Index     Peer Group+
YTD**                       -0.50%      -0.42%      1.43%
1 Year                       7.17        7.25       11.29
3 Years                     19.58       19.68       19.64
Since Inception (5/1/96)    22.73       23.10         N/A

Top Ten Sectors (as of June 30, 2000)

                  % of                        % of
               investments                investments
Technology        33.6%     Retail            5.5%
Financial         15.1%     Energy            5.3%
Health Care       11.3%     Consumer Staple   5.3%
Capital Equipment  8.8%     Consumer Cyclical 5.3%
Utility            6.5%     Basic Material    1.9%

(1) Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
 .    "Standard & Poor's 500" is a trademark of The McGraw-Hill Companies, Inc.
     and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all the variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Large Cap Value Fund
 T. Rowe Price Associates, Inc.                                Brian C. Rogers

 Following a sharp advance during the first quarter of 2000, domestic stocks stumbled badly in April, then spent the past two months trying to recover. The Fed hiked short-term rates three times in the first half, for a total of six times since June 1999, which eventually took its toll on most sectors of the market. The equity income group rallied somewhat after a long period of stagnation, but still finished in negative territory.
 Fund performance reflected the overall weakness with a small loss in the face of a major sell-off in the so-called New Economy sectors. The fund's underweighting in technology spared it from further damage during the challenging first six months of 2000.

                           TOTAL RETURNS
                            FOR PERIODS
                           ENDED 6/30/00
                          ---------------
                          6 MONTHS 1 YEAR
-----------------------------------------
Large Cap Value Fund       -2.32%  -9.99%
-----------------------------------------
Russell 1000 Value Index   -4.23%  -8.92%
-----------------------------------------

 As mentioned in previous reports, value stocks had been selling at the greatest price/earnings discount to the general market in 25 years. The major contributors to positive performance were Baker Hughes, up 53%; American Home Products, up 50%; Pharmacia, up 46%; Starwood Hotels & Resorts, up 40%; Reader's Digest, up 36%; and Disney, up 33%. There were laggards as well. Among them were Unisys and BMC Software, each off 54% for the six-month period; Armstrong World, down 51%; Hercules, down 48%; Proctor & Gamble, off 47%; and International Paper, down 46%. The fund remained well-diversified among industries, with 21% of assets in consumer nondurables, 17% in financial stocks, 14% in energy, 14% in utilities, and the rest scattered across other industrial sectors. We made several purchases in the first half as their valuations became more attractive, including Vodafone AirTouch, Rockwell International, Motorola, Unisys, Microsoft, and BMC Software.
 We believe further rate hikes may be possible in coming months. However, there are signs of slowing in economic growth and the Fed could be nearing the end of its tightening cycle. The purpose of the higher rates is to slow the economy from its robust pace of the past few quarters and constrain inflation within acceptable bounds. We think these efforts will succeed without pushing the economy into a recession. As investors anticipate more favorable trends on inflation and interest rates, we expect moderate returns through the rest of the year for domestic stocks, including the equity income sector of the market.


                                    [GRAPH]

                             Historcal Fund Return

         Russell 1000
         Value Index       Large Cap Value Fund
5/1/96      10,000               10,000
6/30/96     10,133               10,255
6/30/97     13,496               13,059
6/30/98     17,388               15,561
6/30/99     20,235               17,932
6/30/00     18,430               16,140

Top Ten Holdings (as of June 30, 2000)

                                % of        six months ago
                            investments    % of investments

BP Amoco plc                    3.1%             1.7%
Exxon Mobil Corp.               2.7%             3.2%
Mellon Financial Corp.          2.4%             1.7%
SBC Communications, Inc.        2.2%             1.8%
American Home Products Corp.    2.1%             1.6%
General Mills, Inc.             2.1%             1.4%
Chevron Corp.                   1.7%             1.4%
Pharmacia Corp.                 1.7%              N/A
Texaco, Inc.                    1.7%             1.2%
GTE Corp.                       1.6%             1.6%

Average Annual Total Returns*

                               Large Cap      Russell 1000    MorningStar
                              Value Fund       Value Index    Peer Group+
YTD**                          -2.32%             -4.23%         -1.58%
1 Year                         -9.99              -8.92          -5.24
3 Years                         7.32              10.94           9.11
Since Inception (5/1/96)       12.17              15.80           N/A

Top Ten Sectors (as of June 30, 2000)

                       % of                                % of
                   investments                          investments
Financial            17.3%          Capital Equipment      7.8%
Energy               14.2%          Basic Material         7.0%
Utility              13.3%          Health Care            6.5%
Consumer Staple      11.5%          Technology             4.9%
Consumer Cyclical     8.8%          Transportation         1.8%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment style.
**   Year-to-date total returns are not annualized.

                                                   Inception: August 31, 1999

 Large Cap Value Core Fund
 Goldman Sachs Asset Management                            Clark/Jones/Pinter

 For the quarter ended June 30, 2000, the Large Cap Value CORE Fund returned - 4.14% at net asset value, outperforming its benchmark, the Russell 1000 Value Index, which returned -4.69%.
 When managing the Fund, we do not take size or sector bets. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks favored by fundamental research analysts, and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Over the long term, these four investment themes (Growth/Momentum, Value, Stability and Research) have led to excess returns, although they typically do not all work well simultaneously. During the second quarter, returns were driven by different CORE themes each month. For instance, the Value theme fared well among Russell 1000 Value stocks in April, but fared poorly in May and June. Our Momentum and Stability themes fared poorly in both April and May, then rallied to contribute positively in June. Finally, our Research theme fared well in April, then detracted from returns in May and June.
 The swings from record low to record high monthly returns for our CORE themes reflects the high level of market volatility experienced during the quarter. Return dispersion--the spread between the best- and worst-performing stocks-- reached at least a twenty-year high in June, after being near record levels year to date.
 Industry exposures also contributed positively to returns during the quarter, largely driven by a small overweight in pharmaceuticals.
 No significant changes to the Fund's investment strategy occurred in the second quarter. However, we continually evaluate the effectiveness of the process, and, as we find new features which we believe will add to the Fund's performance, we may add these to the Fund's investment process and strategy. We intend to maintain our disciplined, long-term approach to equity investing despite possible continued volatility in the U.S. equity markets throughout the remainder of 2000. In fact, we believe that careful risk management such as that which defines the CORE process is of paramount importance in such a volatile environment, when small bets can have much larger than expected consequences. Through our combined qualitative and quantitative strategy for selecting stocks, we believe we have the potential to generate solid long-term returns for the shareholders of the Fund.

                                    [GRAPH]

                            Historical Fund Return

            Large Cap Value        Russell 1000
              Core Fund             Value Index

8/31/99         10,001                10,000
9/30/99          9,711                 9,650
10/31/99        10,332                10,206
11/30/99        10,222                10,126
12/31/99        10,358                10,175
1/31/00          9,967                 9,843
2/29/00          9,306                 9,112
3/31/00         10,354                10,223
4/30/00         10,236                10,104
5/31/00         10,315                10,211
6/30/00          9,925                 9,744

Top Ten Holdings (as of June 30, 2000)

                             % of           six months ago
                          investments      % of investments

Citigroup, Inc.              4.7%                2.2%
Exxon Mobil Corp.            4.6%                3.5%
SBC Communications, Inc.     2.2%                1.7%
The Walt Disney Co.          2.0%                0.3%
BellSouth Corp.              2.0%                0.8%
American International
 Group, Inc.                 1.9%                1.4%
AT&T Corp.                   1.9%                2.4%
Bell Atlantic Corp.          1.8%                0.9%
Bank of America Corp.        1.7%                1.4%
General Motors Corp.         1.6%                0.3%

Average Annual Total Returns*

                              Large Cap         Russell 1000      MorningStar
                            Value CORE Fund      Value Index      Peer Group+

YTD**                            -4.18%            -4.23%           -1.58%
Since Inception (8/31/99)        -0.89             -3.06%             N/A

Top Ten Sectors (as of June 30, 2000)

                  % of                         % of
               investments                  investments

Financial         28.0%      Capital Equipment 6.1%
Utility           13.8%      Health Care       4.3%
Energy            11.7%      Basic Material    4.1%
Consumer Cyclical 10.3%      Consumer Staple   3.9%
Technology         7.8%      Retail            1.8%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment style.
**   Year-to-date total returns are not annualized.

                                                      Inception: June 30, 2000

 American Leader's Large Cap Value Fund
 Federated Investment Management Company              M. Donnelly/K. McCloskey

 The American Leaders Large Cap Value Fund commenced investment operations on June 30, 2000, and the Fund was invested in short-term United States Treasuries as of the market close on that date. The Fund was fully invested in equities on July 3, 2000. The Fund seeks to identify large, leading companies that are trading at significant discounts to their inherent franchise values. To accomplish this goal, the Fund utilizes a proprietary valuation model and conducts rigorous qualitative analysis of the fundamentals of each company before a purchase decision is made. The Fund seeks to outperform the Russell 1000 Value Index and the S&P/Barra Value Index on an annual basis. The Fund also seeks to outperform the S&P 500 Index over a full market cycle.

                                                     Inception: March 29, 1986

 Large Cap Growth Fund
 Independence Investment Associates, Inc.                          Mark Lapman

 The Large Cap Growth Fund returned -1.51% in the second quarter of 2000, exceeding the Russell 1000 Growth index return of -2.70%. The market rotation out of overpriced hyper-growth stocks into securities with an attractive combination of cheapness and improving fundamentals continued into the second quarter. Since the broadening began in March, your fund has outperformed its benchmark by over 4%. Investors witnessed a rotation out of premium priced technology, telecom and biotech stocks into undervalued securities in sectors with solid earnings prospects, such as pharmaceuticals, energy and financials. Investments that outperformed include Warner-Lambert, El Paso Energy and American General. Previous winners in telecom and computer software were weak, and retailers such as Gap and Circuit City were crushed as higher interest rates caused investors to worry about a potential reduction in consumer spending. Investors now need to be choosy in the technology companies that they hold, focusing on those that are fundamentally sound, with innovative products, earnings growth and strong management. We believe stocks such as Veritas, Oracle, and Cisco meet all of these criteria, and thus we hold them in your fund.
 It is clear that after six interest rate hikes, U.S. economic growth will moderate. With higher than expected initial jobless claims, weakening retails sales and slowing housing starts, consumer confidence is beginning to erode, albeit from a high level. Although we believe that the Fed will be successful in achieving a soft landing, we expect the stock market to remain volatile as investors struggle to assess the outcome. Stock selection will be especially important during this period of uncertainty. With our stock selection skill, valuation discipline and emphasis on diversification, we are extremely well positioned to add value in this environment.
                                    [GRAPH]

                            Historical Fund Return

                    Large Cap Growth Fund   Large Cap Growth Benchmark(1)
        6/30/90            10,000                     10,000
        6/30/91            11,658                     10,739
        6/30/92            12,897                     12,185
        6/30/93            14,940                     13,840
        6/30/94            15,417                     14,026
        6/30/95            18,386                     17,677
        6/30/96            22,617                     22,418
        6/30/97            28,869                     29,441
        6/30/98            39,523                     38,678
        6/30/99            49,748                     49,227
        6/30/00            58,852                     61,861

Top Ten Holdings (as of June 30, 2000)

                              % of          six months ago
                           investments     % of investments
Cisco Systems, Inc.           7.1%               5.9%
Intel Corp.                   6.2%               4.1%
General Electric Co.          6.1%               4.5%
Microsoft Corp.               3.8%               6.2%
Oracle Corp.                  3.3%               2.8%
Pfizer, Inc.                  3.2%               1.6%
EMC Corp.                     2.5%               0.8%
Sun Microsystems, Inc.        2.4%               0.8%
Lucent Technologies, Inc.     2.1%               2.9%
International Business
 Machines Corp.               2.1%               1.8%

Average Annual Total Returns*
                 Large Cap      Large Cap Growth     MorningStar
                Growth Fund       Benchmark (1)      Peer Group+
YTD**             5.71%                4.24%             3.04%
1  Year          18.30                25.66             34.84
3  Years         26.80                28.08             31.54
5  Years         26.20                28.47             27.68
10 Years         19.39                19.99             19.48

Top Ten Sectors (as of June 30, 2000)

                   % of                        % of
               investments                   investments
Technology        61.0%      Financial          4.2%
Health Care       12.6%      Consumer Cyclical  3.6%
Capital Equipment  9.7%      Energy             0.2%
Retail             6.1%

(1) The benchmark is represented by the S&P 500 for the period April 1986 to April 1996 and the Russell Large Cap Growth Index for the period May 1996 to present.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Cap Growth investment style. Prior to May 1996 (concurrent with the Fund's strategy change), the peer group represents the Large Blend investment style.
**   Year-to-date total returns are not annualized.

                                                    Inception: August 31, 1999

 Large Cap Aggressive Growth Fund
 Alliance Capital Management L.P.                       J. Fogarty/A. Harrison

 For the six months ending June 30, 2000, the Fund returned 2.22% compared to the S&P 500 Index return of -0.4% and the Russell 1000 Growth Index return of 4.2%. The outperformance compared to the broad S&P 500 was due to solid stock selection specifically in technology and healthcare. Within technology, communications equipment, software and semiconductor makers continued to report robust earnings growth. Healthcare experienced strong gains as investors seeking protection from the market turbulence during April and May were drawn to stable earnings growth, attractive relative valuations and a perception that the political climate remains positive for the rest of the year. The Series modestly underperformed the Russell 1000 Growth Index due to its underweight in technology stocks, which comprised approximately 40% of the portfolio, compared to almost 60% for the Index.
 We maintain a positive view about the industry dominant, high growth companies in the portfolio that are growing their earnings on average more than 20% which compares favorably to the earnings growth rate for the average S&P 500 company of 10-12%. The correction in technology stocks that saw the NASDAQ fall over 20% from its record March high through the end of June has had the beneficial effect of deflating the speculative bubble in the stock market. However, there still exists a valuation gap between most technology stocks and the rest of the market specifically financials and basic materials stocks. This valuation gap coupled with an economic landscape that is unclear is likely to lead to continued volatility in the market which we will take advantage of by actively trading our core holdings to add incremental return. Balancing our positive view of economic and earnings fundamentals with a cautious view on valuations, the Fund remains broadly diversified with technology, consumer services, financials and healthcare the areas of emphasis.

                                    [GRAPH]

                            Historical Fund Return

                      Large Cap               Russell 1000
                 Aggressive Growth Fund       Growth Index
        8/31/99         10,000                   10,000
        9/30/99          9,948                    9,790
       10/31/99         10,811                   10,529
       11/30/99         11,047                   11,098
       12/31/99         12,018                   12,252
        1/31/00         11,465                   11,677
        2/29/00         11,569                   12,248
        3/31/00         12,833                   13,125
        4/30/00         12,364                   12,501
        5/31/00         11,692                   11,871
        6/30/00         12,284                   12,771

Top Ten Holdings (as of June 30, 2000)

                                 % of          six months ago
                              investments     % of investments

Nokia Oyj                        6.2%               3.7%
Tyco International, Ltd.         6.0%               2.6%
Intel Corp.                      5.4%               2.8%
Pfizer, Inc.                     5.2%               0.9%
Cisco Systems, Inc.              4.5%               2.9%
Applied Materials, Inc.          4.4%               1.1%
Citigroup, Inc.                  3.8%               1.9%
AT&T Corp. - Liberty Media
 Group                           3.7%               2.4%
Microsoft Corp.                  3.3%               2.9%
Schering-Plough Corp.            3.1%               1.9%

Average Annual Total Returns*

                      Large Cap Aggressive    Russell 1000      MorningStar
                          Growth Fund         Growth Index      Peer Group+
YTD**                         2.22%               4.24%            3.04%
Since Inception (8/31/99)    28.02%               34.11             N/A

Top Ten Sectors (as of June 30, 2000)

                  % of                       % of
               investments                investments
Technology         45.7%     Retail           6.8%
Financial          11.2%     Utility          2.8%
Health Care        10.1%     Consumer Staple  1.4%
Consumer Cyclical   9.8%     Governmental     1.1%
Capital Equipment   9.6%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Growth investment.
**   Year-to-date total returns are not annualized.

                                                   Inception: August 31, 1999

 Large/Mid Cap Value Fund
 Wellington Management Company, LLP                         D. Chu/L. Gabriel

 During the second quarter, the Large/Mid Cap Value Fund decreased -5.65%, underperforming the Fund's benchmark, the Russell 1000 Value Index, which fell -4.7% for the quarter ended June 30, 2000. Since Inception, on September 1, 1999, the Fund has returned 2.2%, compared to a -2.6% return by the benchmark.
 The second quarter of 2000 was characterized by weak results in global equity markets. The modest second quarter returns of most US equity indices masked the level of volatility present during the second quarter. The Russell 1000 Value Index outperformed the Russell 1000 Growth Index (by roughly 350 basis points in April and 350 basis points in May), but the momentum reversed in June and the Value index underperformed the Growth index.
 During the quarter, the Fund's sector weights were kept closely in line with those of the Russell 1000 Value Index. The sectors in the Fund that added the most value were information technology, health care, and industrial and commercial. On the negative side, stock selection within information and entertainment, utilities, and finance hurt performance.
 Some of the Fund's largest contributors through stock selection during the quarter include: Cigna which was the Fund's top performer, First Data, which showed strong earnings growth during the quarter, and Convergys which was a strong performer in the industrial and commercial sector.
 As we begin the third quarter of 2000, we continue to believe that broad diversification across economic sectors is a central tenet of the investment strategy. We anticipate further rate hikes by the Federal Reserve in order to slow the US economy. In a tightening interest rate environment, we remain bullish on the outlook for the large-cap value sector going forward. We will continue to look for opportunities in large cap stocks that represent value through active fund management.

                                    [GRAPH]

                            Historical Fund Return

                      Large/Mid Cap       Russell 1000
                       Value Fund          Value Index

        8/31/99          10,000             10,000
        9/30/99           9,787              9,650
       10/31/99          10,352             10,206
       11/30/99          10,295             10,126
       12/31/99          10,472             10,175
        1/31/00          10,031              9,843
        2/29/00           9,614              9,112
        3/31/00          10,829             10,223
        4/30/00          10,445             10,104
        5/31/00          10,607             10,211
        6/30/00          10,218              9,744

Top Ten Holdings (as of June 30, 2000)

                              % of         six months ago
                          investments    % of investments

Citigroup, Inc.               4.1%             3.7%
Exxon Mobil Corp.             4.0%              N/A
Bell Atlantic Corp.           3.4%             2.5%
Merrill Lynch & Co., Inc.     3.3%              N/A
American International
 Group, Inc.                  2.7%             1.4%
Marsh & McLennan Cos., Inc.   2.3%             1.3%
Wachovia Corp.                2.2%             1.2%
SBC Communications, Inc.      1.8%             1.7%
Pharmacia Corp.               1.8%              N/A
Cigna Corp.                   1.7%             1.1%

Average Annual Total Returns*

                               Large/Mid Cap   Russell 1000    MorningStar
                                Value Fund      Value Index    Peer Group+
YTD**                             -2.43%          -4.23%         -0.86%
Since Inception (8/31/99)          2.62           -3.06%           N/A

Top Ten Sectors (as of June 30, 2000)

                  % of                          % of
               investments                  investments

Financial         28.2%      Consumer Cyclical  7.2%
Utility           13.1%      Consumer Staple    5.2%
Technology         9.3%      Health Care        4.5%
Capital Equipment  8.6%      Retail             4.4%
Energy             8.4%      Basic Material     3.8%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a 50% weighting of the Large Cap Value style and a 50% weighting of the Mid Cap Value style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Mid Cap Value Fund
 Neuberger Berman, LLC                                       Gendelman/Mullick

 The Mid Cap Value Fund returned -2.48% during the second quarter of 2000, falling just short of the Russell Midcap Value Index's return of -1.68%. Although the fund had a difficult 2nd quarter, due in part to its poor performing technology holdings and an uncertain economic environment, its Year to Date total return continues to outpace the Russell Mid Cap Value Index by over 600 basis points (5.64% vs. -0.69%).
 Our Utility and Energy holdings performed well in the second quarter, spurred on by high natural gas and crude oil prices. Top contributors from the two sectors include the following: Anadarko Petroleum, an oil and gas exploration and production company in the process of merging with Union Pacific Resources; Coastal Corp., a natural gas company merging with El Paso Energy; and AES Corp., a global independent power producer. The Financial Services sector contributed positively to returns as a result of good stock selection and a relatively heavy weighting in the fund. Property and casualty insurer ACE Ltd. and student loan provider SLM Holdings both had a positive impact on returns. Unfortunately, a few of our Technology holdings were hit hard by negative sentiment within the sector. Comdisco was one drag on fund returns and Parametric Technology, despite being disposed of early in the quarter, was another. EchoStar Communications and Smurfit-Stone Container, both of which were removed from the fund, detracted from returns.
 Looking forward we remain positive about the future. We have had a strong first half, and while technology stocks generally had a difficult second quarter, they have recovered, and we are confident that companies with good fundamentals will deliver long term superior performance. We feel comfortable with the fund's overall structure and look forward to the challenges of the second half of the year.


                                    [GRAPH]

                            Historical Fund Return

                     Russell Mid Cap           Mid Cap
                       Value Index           Value Fund
         5/1/96           10,000               10,000
        6/30/96           10,107               10,095
        6/30/97           12,933               13,423
        6/30/98           16,261               15,464
        6/30/99           17,177               15,114
        6/30/00           15,820               15,190

Top Ten Holdings (as of June 30, 2000)

                              % of           six months ago
                           investments      % of investments

Metlife, Inc.                 2.6%                N/A
SLM Holding Corp.             2.2%                1.2%
Genzyme Corp.
 (General Division)           2.1%                1.9%
AES Corp.                     2.1%                N/A
Tenet Healthcare Corp.        2.0%                N/A
A.H. Belo Corp.               2.0%                1.8%
Starwood Hotels & Resorts
  Worldwide, Inc.             1.9%                0.9%
General Dynamics Corp.        1.9%                2.1%
Ace, Ltd.                     1.8%                N/A
SPX Corp.                     1.8%                2.1%

Average Annual Total Returns*

                               Mid Cap     Russell Mid Cap     MorningStar
                             Value Fund      Value Index       Peer Group+

YTD**                            5.72%          -0.69%           -0.14%
1 Year                           0.50           -7.90            -4.31
3 Years                          4.21            6.95             7.84
Since Inception (5/1/96)        10.55           11.64             N/A

Top Ten Sectors (as of June 30, 2000)

                   % of                       % of
                investments                investments

Financial          29.2%      Technology       9.2%
Capital Equipment  13.8%      Transportation   4.0%
Energy             11.4%      Basic Material   3.6%
Health Care         9.5%      Retail           3.1%
Consumer Cyclical   9.4%      Utility          2.6%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Value investment style.
**   Year-to-date total returns are not annualized.

                                                    Inception: August 31, 1999

 Mid Cap Blend Fund
 Independence Investment Associates, Inc.                      Coreen Kraysler

 The Mid Cap Blend Fund had a strong second quarter, returning -.28%, well ahead of the Frank Russell Mid Cap Index return of -4.51%. Excitement continued to mount over the possibilities of major advancements in medicine as the human genome is sequenced. As a result, holdings in biotech and medical technology such as Waters, Medimmune, CV Therapeutics, QLT Phototherapeutics and Cephalon were all strong. Oil stocks, such as El Paso Energy and Anadarko Petroleum were also strong, as rising oil prices propelled earnings higher. As investors perceived that interest rates were peaking, financial holdings such as Lincoln National and Aon performed well. Although technology stocks rallied in June, the group was weak overall during the quarter as investors rotated out of premium priced stocks into sectors with solid earnings prospects, such as pharmaceuticals and financials. However, select technology names performed well, with holdings in Portal Software, Convergys and Vitesse Semiconductor producing returns well ahead of the market. In general, software and semiconductor names were weak, and holdings in Citrix Systems and Applied Micro Circuits underperformed. Retailers such as Circuit City were also weak due to investors fears regarding a potential slowdown in consumer spending.
 Going forward, it is clear that after six interest rate hikes, U.S. economic growth will moderate. In fact, we have already begun to see signs of a slowdown in some of the recently reported economic statistics, including retail sales, housing starts and the unemployment data. We believe that the Fed will be successful in its attempt to engineer a soft landing, and that this environment will be favorable for the stock market. The Mid Cap Blend Fund is well positioned to benefit from these trends.


                                    [GRAPH]

                            Historical Fund Return

                   Mid Cap Blend Fund   Russell Mid Cap Index
        8/31/99           10,000           10,000
        9/30/99            9,729            9,648
       10/29/99           10,182           10,105
       11/30/99           10,633           10,396
       12/31/99           11,153           11,311
        1/31/00           10,739           10,937
        2/29/00           11,484           11,778
        3/31/00           12,645           12,453
        4/28/00           12,620           11,863
        5/31/00           12,361           11,549
        6/30/00           12,610           11,891

Top Ten Holdings (as of June 30, 2000)

                             % of         six months ago
                           investments    % of investments

Allergan, Inc.                1.7%        0.4%
Intuit, Inc.                  1.7%        0.4%
Comerica, Inc.                1.6%        0.5%
Noble Drilling Corp.          1.6%         N/A
Portal Software, Inc.         1.6%         N/A
QLT PhotoTherapeutics, Inc.   1.5%        0.6%
Fiserv, Inc.                  1.5%        0.5%
Bausch & Lomb, Inc.           1.5%        0.4%
Lincoln National Corp.        1.4%         N/A
Aon Corp.                     1.4%         N/A

Average Annual Total Returns*

                                Mid Cap       Russell Mid    MorningStar
                              Blend Fund       Cap Index     Peer Group+
YTD**                           13.06%          5.12%          3.93%
Since Inception (8/31/99)       32.11          23.10            N/A

Top Ten Sectors (as of June 30, 2000)


                  % of                       % of
               investments                investments

Technology        27.8%        Retail          6.3%
Health Care       11.9%        Energy          6.1%
Financial         11.8%        Utility         5.4%
Capital Equipment  9.5%        Basic Material  4.9%
Consumer Cyclical  8.2%        Transportation  4.1%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Blend investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Mid Cap Growth Fund
 Janus                                                              James Goff

 Strength among a number of individual stocks wasn't enough to overcome losses related to a difficult market environment during the second quarter, and the Fund slipped 6.69%, slightly outperforming the 7.41% loss registered by its benchmark, the Russell MidCap Growth Index. Outstanding fundamental performances by many of our companies allowed them to overcome an increase in volatility to post strong gains. For example, growth in demand for SDL's optical networking gear has been so strong that the company announced its second-quarter earnings would outpace last year's by nearly 140%. For its part, payroll processor Paychex once again surprised Wall Street analysts by logging a better-than-expected 36% increase in earnings. Both companies were among our top performers.
 There were setbacks, however, including lackluster performances by several of our telecommunications and technology stocks. Internet advertising leader DoubleClick was caught in a sharp sell-off of technology shares that began in March. The company also suffered from concerns about the sustainability of advertising spending as the economy decelerates, delivering a "one-two punch" to the stock that forced DoubleClick into the red for the period.
 Looking forward, the prospect of a more stable interest rate environment is encouraging. The first-quarter earnings season was perhaps the best showing for our companies I have ever witnessed. We believe second-quarter earnings, due to be released by many our holdings over the next few weeks, will be just as healthy. If the overhang related to interest rate uncertainty has indeed finally been lifted, our performance should reflect that strength. Meanwhile, we will continue to search for companies capable of producing stable, long-term growth regardless of the market environment, always leveraging the detailed, company-level research upon which the Janus reputation is built.

                                    [GRAPH]

                            Historical Fund Return
                Russell Mid Cap Growth Index     Mid Cap Growth Fund
         5/1/96         10,000                         10,000
        5/31/96         10,204                         10,252
        6/28/96         9,896                          10,020
        7/31/96         9,128                           9,186
        8/30/96         9,622                           9,881
        9/30/96         10,233                         10,473
       10/31/96         10,113                         10,325
       11/29/96         10,709                         10,408
       12/31/96         10,529                         10,269
        1/31/97         10,994                          9,994
        2/28/97         10,752                          9,827
        3/31/97         10,145                          9,079
        4/30/97         10,393                          9,186
        5/30/97         11,325                         10,176
        6/30/97         11,638                         10,693
        7/31/97         12,752                         10,907
        8/29/97         12,627                         10,950
        9/30/97         13,266                         11,734
       10/31/97         12,601                         11,385
       11/28/97         12,734                         11,547
       12/31/97         12,900                         11,980
        1/30/98         12,668                         11,743
        2/27/98         13,859                         12,728
        3/31/98         14,440                         13,429
        4/30/98         14,636                         13,656
        5/29/98         14,035                         13,098
        6/30/98         14,432                         14,211
        7/31/98         13,814                         14,045
        8/31/98         11,177                         11,448
        9/30/98         12,022                         12,370
       10/30/98         12,907                         13,332
       11/30/98         13,777                         14,295
       12/31/98         15,204                         16,660
        1/29/99         15,660                         17,539
        2/26/99         14,894                         16,892
        3/31/99         15,724                         19,064
        4/30/99         16,441                         20,313
        5/28/99         16,229                         20,063
        6/30/99         17,362                         21,164
        7/30/99         16,810                         20,863
        8/31/99         16,635                         21,977
        9/30/99         16,493                         22,828
       10/29/99         17,768                         26,427
       11/30/99         19,609                         29,295
       12/31/99         23,003                         36,370
        1/31/00         22,999                         37,510
        2/29/00         27,833                         44,729
        3/31/00         27,861                         37,361
        4/28/00         25,156                         32,525
        5/31/00         23,323                         30,325
        6/30/00         25,798                         34,862

Top Ten Holdings (as of June 30, 2000)

                               % of        six months ago
                            investments   % of investments

Abgenix, Inc.                  2.3%        N/A
American Tower Corp.           2.5%        0.6%
Andrx Corp.                    1.7%        N/A
Apollo Group, Inc.             2.1%        1.6%
AT&T Canada, Inc.              1.9%        1.4%
Brocade Communications
 Systems, Inc.                 1.3%        0.6%
Citadel Communications Corp.   0.8%        1.0%
Clearnet Communications, Inc.  0.8%        1.1%
CNET Networks, Inc.            0.9%        N/A
Cox Radio, Inc.                3.1%        0.3%

Average Annual Total Returns*
                                 Mid Cap       Russell Mid Cap      MorningStar
                               Growth Fund      Growth Index        Peer Group+
YTD**                            -4.15%            12.15%              8.81%
1 Year                           64.72             48.59              51.88
3 Years                          48.28             30.39              30.83
Since Inception (5/1/96)         34.94             25.54               N/A

Top Ten Sectors (as of June 30, 2000)
                      % of                         % of
                   investments                  investments
Technology           44.6%              Energy     1.9%
Health Care          21.6%              Utility    1.1%
Consumer Cyclical    13.2%              Retail     0.7%
Capital Equipment     8.6%
Financial             3.6%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Growth investment style.
**   Year-to-date total returns are not annualized.

                                                    Inception: August 31, 1999

 Fundamental Mid Cap Growth Fund
 OppenheimerFunds, Inc.                                         Bruce Bartlett

 During the past month, several economic indicators such as retail sales, consumer confidence and new home sales appeared to point towards a moderation of economic activity. In addition, inflation measures remained under control despite very tight labor markets. Finally, a sharp correction in major stock market averages during April and May let some of the air out of what may have been a speculative bubble and reduced the stimulative impact of the "wealth effect" on the real economy. Given these circumstances, the Fed, which had raised short-term rates six times over the past year in an effort to slow the expansion, decided to take no action at its June meeting, leaving the key Federal Funds rate unchanged at 6.5%.

 Inflationary pressures and rising interest rates continued to pressure stock multiples in May 2000. The NASDAQ was hit hardest as it was down 11.9% for the month, while the Dow was down 2.0% and the S&P 400 was down 1.25%. Overall, despite market volatility, company fundamentals remain strong.

 During May 2000, there were no material changes in asset weightings. Cash remains high as a result of the continued difficulty in finding companies outside of technology and telecommunications.

  Going forward, we will continue to place increased scrutiny on company revenue growth, since revenue growth is the most sustainable source of earnings growth. Failure to meet exceedingly high expectations may lead to future earning disappointments.


                                    [GRAPH]

                            Historical Fund Return

                            Fundamental Mid Cap Growth       Index
                   8/31/99             $10,000             $10,000
                   9/30/99              10,000               9,915
                  10/31/99              10,836              10,681
                  11/30/99              14,468              11,788
                  12/31/99              15,457              13,829
                   1/31/00              15,972              13,826
                   2/29/00              22,030              16,732
                   3/31/00              18,801              16,749
                   4/30/00              16,532              15,123
                   5/31/00              14,461              14,021
                   6/30/00              18,224              15,508

Top Ten Holdings (as of June 30, 2000)

                              % of         six months ago
                           investments    % of investments

Newport Corp.                   4.1%         N/A
Micromuse, Inc.                 3.6%         0.4%
Aether Systems, Inc.            3.2%         N/A
Tiffany & Co.                   2.9%         1.3%
Cooper Mountain Networks, Inc.  2.9%         N/A
Rational Software Corp.         2.7%         0.3%
Bookman Technology plc          2.6%         N/A
Sanmina Corp.                   2.6%         N/A
Mercury Interactive Corp.       2.5%         0.8%
SDL, Inc.                       2.5%         1.8%

Average Annual Total Returns*
                              Fundamental      Russell Mid-
Cap      MorningStar
                             Mid Cap Growth      Growth Index        Peer Group+
YTD**                             17.90%            12.15%              8.81%
Since Inception (8/31/99)        105.57             69.31                N/A

Top Ten Sectors (as of June 30, 2000)

                      % of                         % of
                  investments                  investments

Technology         61.3%        Utility            2.4%
Retail              7.6%        Energy             2.2%
Capital Equipment   5.9%        Consumer Cyclical  2.0%
Health Care         4.3%        Consumer Staple    0.5%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Growth investment style.
**   Year-to-date total returns are not annualized.

                                                      Inception: May 16, 1988

 Real Estate Equity Fund
 Independence Investment Associates, Inc.               J. DeSantis/T. Spicer
 MSDW Inv. Mgmt., Inc.                                     T. Bigman/D. Funke

 The market rotation out of overpriced New Economy stocks into securities with an attractive combination of cheapness and improving fundamentals continued into the second quarter with REIT indices experiencing double-digit returns. The Real Estate Equity fund, with its concentration in the real estate sector, was a beneficiary of this trend.
 Even though the REIT asset class has come a long way in a relatively short period of time, conditions are still favorable for the sector. Names continue to trade at sizable discounts to Net Asset Value, dividend yields are still in the 7.5% range, average earnings growth rates are a stable 10%, and a price multiple of 8.6x is difficult to beat in this market. Investor sentiment is definitely behind the sector with $338 million of net inflows since year-end.
 Stock selection during the quarter contributed positively to performance, while sector allocations had mixed results. Overweights in the Office, Apartment and Diversified sectors helped performance as they outperformed the overall index. An underweight in the Retail sector also helped performance as it underperformed. Being underweight the Hotel sector, however, hurt performance significantly as it outperformed the market by nearly 700 basis points and was the main cause of the underperformance during the quarter. Individual names that helped boost returns included Pacific Gulf Properties, CarrAmerica, Reckson, CBL & Associates, Meristar and Boston Properties.
 Going forward, we expect the stock market, including REITs, to remain volatile as investors struggle to assess the state of the economy. Our strategy for the near term is to be overweighted the Office and Apartment sectors and underweighted the Hotel and Retail sectors. We will also maintain our large-capitalization focus, as these names will be most attractive to new money entering the sector. Stock-selection will however continue to be our main focus and where we expect the majority of return to come from in the upcoming months.
                                     [GRAPH]
               Real Estate Equity Fund*        Wihshire Real Estate Index
  6/30/90               10,000                           10,000
  6/30/91               10,474                            8,674
  6/30/92               11,340                            8,407
  6/30/93               14,800                           10,517
  6/30/94               15,719                           10,999
  6/30/95               16,161                           11,318
  6/30/96               18,773                           13,406
  6/30/97               24,684                           17,904
  6/30/98               25,706                           19,067
  6/30/99               24,193                           17,755
  6/30/00               25,502                           18,546

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Equity Office Properties Trust                   5.9%              4.5%
Equity Residential Properties Trust              4.5%              4.7%
Avalonbay Communities, Inc.                      4.3%              4.6%
Spieker Properties, Inc.                         4.1%              4.3%
Post Properties, Inc.                            3.5%              3.6%
Simon Property Group, Inc.                       3.4%              2.5%
Duke Realty Investments, Inc.                    3.4%              3.5%
Boston Properties, Inc.                          3.3%              N/A
Liberty Property Trust                           3.2%              3.3%
Catellus Development Corp.                       3.1%              2.9%

Average Annual Total Returns*
                                   Real Estate   Wilshire Real    MorningStar
                                   Equity Fund   Estate Index    Peer Group +
YTD***                                13.67%        15.21%          13.29%
1  Year                                5.41          4.46            4.22
3  Years                               1.09          1.18            2.02
5  Years                               9.55         10.38           10.00
10 Years                               9.81          6.37            9.92
Top Industries (as of June 30, 2000)
                                     % of
                                  investments

Real Estate Investment Trust         92.6%
Reat Estate Development               3.1%
Real Estate Operations                1.9%
* Effective June 30th, the Fund was modified to a multi-managed investment approach.
** Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Speciality Real Estate investment.
**   Year-to-date total returns are not annualized.

                                                    Inception: August 31, 1999

 Small/Mid Cap Value Fund
 The Boston Company Asset Management, LLC                     Peter I. Higgins

 After a very strong first quarter, the smaller capitalization market was down slightly in the second quarter as measured by the Russell 2500 Value Index. The Small/Mid Cap Value Fund had a positive quarter; up 4.37% while the Russell 2500 Value Index was down 0.60%. Year-to-date the Fund is up 18.14% while the Russell 2500 Value is up 4.05%. The Small/Mid Cap Value Fund was up 4.16% for the second quarter.
 Our holdings in the energy, financial services and capital goods sectors were up nicely and outperformed their respective sectors in the index. Our energy holdings, with emphasis on natural gas exploration and production and energy service companies, were again a successful strategy. In the financial services area our focus is on diversified insurance and investment services organizations. We have continued to underweight banks as higher interest rates and loan loss concerns have negatively impacted the group. Our capital goods holdings are broadly diversified with representation in industrial, agricultural and defense equipment industries as well as environmental services and related areas.
 Our technology holdings were down slightly for the quarter but did better than the technology sector of the index. Our investments here include holdings in database and engineering software, computer component manufacturers, electronics distribution companies as well as computer service companies. We continue to emphasize the group as the stocks represent good value and growth prospects appear favorable.
 Sectors that did not do well include basic industries, consumer services, and selected health care companies. In general these stocks underperformed due to disappointing earnings and slowing growth expectations.
 Going forward, global economic growth should continue to be positive. We believe that the portfolio is well positioned and we do not anticipate a significant change in our economic sector weighting for the coming quarter.

                                    [GRAPH]

                            Historical Fund Return
                 Small/Mid Cap Value Fund            Russell 2500 Value Index

Aug-31-99                10,001                               10,000
Sep-30-99                 9,560                                9,685
Oct-31-99                 9,443                                9,695
Nov-30-99                 9,942                                9,748
Dec-31-99                10,508                               10,080
Jan-31-00                 9,756                                9,661
Feb-29-00                 9,775                                9,828
Mar-31-00                11,918                               10,552
Apr-30-00                12,266                               10,548
May-31-00                12,275                               10,528
Jun-30-00                12,414                               10,489

Top Ten Holdings (as of June 30, 2000)
------------------------------------------------------------------------------
                                                   six months ago
                                        % of            % of
                                     Investments     Investments
Parametric Technology Corp.             2.6%            N/A
Tidewater, Inc.                         2.3%            N/A
McKesson HBOC, Inc.                     2.2%            0.8%
Avnet, Inc.                             2.2%            0.6%
Informix Corp.                          2.2%            N/A
Fluor Corp.                             2.0%            1.2%
Adaptec, Inc.                           2.0%            N/A
NCR Corp.                               1.9%            N/A
H & R Block, Inc.                       1.9%            N/A
Jones Apparel Group, Inc.               1.8%            1.1%

Average Annual Total Returns*
------------------------------------------------------------------------------

                                      Small/Mid Cap  Russell 2500  MorningStar
                                       Value Fund    Value Index   Peer Group+
                                       ----------    -----------   -----------
YTD**                                     18.14%        4.05%         2.56%
Since Inception (8/31/99)                 29.65         5.89          N/A

Top Ten Sector (as of June 30, 2000)
------------------------------------------------------------------------------
                                        % of
                                     Investments
Technology                              28.0%
Financial                               13.2%
Energy                                  12.7%
Basic Material                          11.0%
Capital Equipment                        8.8%
Retail                                   7.9%
Consumer Cyclical                        7.4%
Health Care                              3.9%
Transportation                           2.2%
Consumer Staple                          0.5%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestments of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a 50% weighting of the Mid Cap Value style and a 50% weighting of the Small Cap Value style.
**  Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1998

 Small/Mid Cap CORE Fund
 Goldman Sachs Asset Management                             Jones/Clark/Pinter

 For the quarter ended June 30, 2000, the Small/Mid Cap CORE Fund returned - 2.44% at net asset value, outperforming its benchmark, the Russell 2500 Index, which returned -4.00%.
 When managing the Fund, we do not take size or sector bets. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks favored by fundamental research analysts, and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Over the long term, these four investment themes (Growth/Momentum, Value, Stability and Research) led to excess returns, although they typically do not all work well simultaneously. For instance, during the second quarter, both our Value and Momentum themes contributed positively to returns. Notably, Value's strength was a result of strength in the first two months of the quarter, whereas Momentum fared best April and June. Our Stability theme had its worst month ever among small/mid capitalization stocks in April, but rallied to one of its best months ever in June. Only our Research theme failed to produce results in line with our expectations each month of the quarter.
 No significant changes to the Fund's investment strategy occurred in the second quarter. However, we continually evaluate the effectiveness of the process, and, as we find new features which we believe will add to the Fund's performance, we may add these to the Fund's investment process and strategy. We intend to maintain our disciplined, long-term approach to equity investing despite possible continued volatility in the U.S. equity markets throughout the remainder of 2000. In fact, we believe that careful risk management such as that which defines the CORE process is of paramount importance in such a volatile environment, when small bets can have much larger than expected consequences. We continue to believe that through our combined qualitative and quantitative strategy for selecting stocks, we have the potential to generate solid long-term returns for the shareholders of the Fund.
                                    [GRAPH]
                   Small/Mid Cap Core Fund        Russell 2500 Index
  5/1/98                   10,000                       10,000
 5/29/98                    9,577                        9,536
 6/30/98                    9,721                        9,547
 7/31/98                    9,040                        8,891
 8/31/98                    7,377                        7,214
 9/30/98                    7,776                        7,726
10/30/98                    7,960                        8,149
11/30/98                    8,422                        8,552
12/31/98                    9,019                        9,070
 1/29/99                    8,940                        9,055
 2/26/99                    8,305                        8,460
 3/31/99                    8,438                        8,641
 4/30/99                    9,172                        9,414
 5/28/99                    9,251                        9,560
 6/30/99                    9,810                       10,058
 7/30/99                    9,648                        9,860
 8/31/99                    9,347                        9,552
 9/30/99                    9,224                        9,409
10/29/99                    9,430                        9,616
11/30/99                    9,887                       10,158
12/31/99                   10,871                       11,262
 1/31/00                   10,456                       11,003
 2/29/00                   11,807                       12,592
 3/31/00                   11,700                       12,399
 4/28/00                   11,257                       11,732
 5/31/00                   10,720                       11,169
 6/30/00                   11,414                       11,903
Top Ten Holdings (as of June 30, 2000)
                                      % of         six months ago
                                   investments    % of investments
PMC-Sierra, Inc.                      1.2%              0.2%
CIENA Corp.                           1.1%              0.2%
Network Appliance, Inc.               1.1%              0.2%
VeriSign, Inc.                        0.9%              0.5%
SDL, Inc.                             0.9%              0.1%
Exodus Communications, Inc.           0.8%              0.5%
BEA Systems, Inc.                     0.8%              0.4%
MedImmune, Inc.                       0.7%              0.2%
Dynegy, Inc.                          0.7%               N/A
Advanced Micro Devices, Inc.          0.7%              0.1%

Average Annual Total Returns*
                                  Small/Mid Cap    Russell 2500    MorningStar
                                    CORE Fund          Index       Peer Group+

YTD**                                 5.00%            5.69%          5.21%
1 Year                               16.35            18.84          13.63%
Since Inception (5/1/98)              6.29             8.37            N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                              % of
                     investments                      investments
Technology              35.0%        Energy              6.6%
Financial               15.3%        Utility             4.2%
Capital Equipment       10.6%        Retail              3.3%
Health Care             10.2%        Basic Material      3.2%
Consumer Cyclical        8.1%        Consumer Staple     2.2%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe. The peer group represents a 50% weighting of the Mid-Cap Blend style and a 50% weighting of the Small-Cap Blend style for periods since May 1999.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1994

 Small/Mid Cap Growth Fund (Formerly Diversified Mid Cap Growth)
 Wellington Management Company, LLP                          Frank V. Wisneski

 For the quarter, Small/Mid-Cap Growth Fund showed modest positive returns, rising 1.4% compared with the Russell 2500 Growth Index which fell by 4.5%. Year-to-date, the Fund is up 8.6% versus 7.2% for the index.
 We increased or added to positions in several Internet, software, communications equipment, and semiconductor-related companies. Health care and energy sectors also received attention with increased positions or new holdings.
 With the economy slowing and interest rate trends uncertain, the quarter witnessed reductions in the consumer discretionary and finance sectors. Slow growth and a volatile equity market (with an expected downward bias) leaves us comfortable with a higher than normal cash positioning although we expect to work these reserves back into the market as prices warrant.
 While the Fund is now more represented in some of the faster growing areas of technology, our long standing strategy is not designed to fully participate in markets such as occurred during the second half of 1999 through the first months of 2000. If the markets revert to valuation/profitability standards that existed prior to twelve months ago, the Fund should continue to rapidly make up the past relative performance shortfalls. Our reading now is that, at least for the next several months, the markets will remain skeptical and relatively sensitive to over-valuation concerns.
 The extent of the economic slowdown and its impact on corporate profits will displace the focus on inflation and interest rates that has consumed the markets during the past year. While we don't expect recession worries to surface, there will be increasing concern about the growth rate of corporate profits. This environment, should it develop, would be beneficial to our strategy, which remains focused on companies with relatively predictable, non cyclical, growth dynamics.
                                    [GRAPH]

                            Historical Fund Return

              Small/Mid Cap Growth Fund    Small/Mid Cap Growth Benchmark(1)
 5/1/94                10,000                     10,000
6/30/94                10,043                      9,584
6/30/95                11,652                     12,116
6/28/96                16,237                     14,974
6/30/97                16,713                     17,611
6/30/98                20,389                     21,838
6/30/99                21,478                     26,912
6/30/00                22,219                     38,807

Top Ten Holdings (as of June 30, 2000)
--------------------------------------------------------------------------------
                                      % of         six months ago
                                   Investments    % of Investments
Littelfuse, Inc.                       2.6%             2.0%
Reinsurance Group of America           2.5%             2.5%
Genzyme Corp. (General Division)       2.5%             2.4%
Dallas Semiconductor Corp.             2.4%             3.1%
Rational Software Corp.                2.3%              N/A
Herman Miller, Inc.                    2.2%             2.2%
United Rentals, Inc.                   2.2%             2.4%
ALZA Corp.                             2.0%             0.9%
Beringer Wine Estates Holdings         1.8%             3.0%
G & K Services, Inc.                   1.8%             2.4%

Average Annual Total Returns*
                                 Small/Mid         Small/Mid Cap     MorningStar
                              Cap Growth Fund  Growth Benchmark (1)  Peer Group+
YTD**                              8.56%              7.18%             7.46%
1 Year                             3.45%             44.20              6.50
3 Years                            9.96              30.13             32.16
5 Years                           13.78              26.22             25.47
Since Inception (5/1/94)          13.85              24.59               N/A

Top Ten Sectors (as of June 30, 2000)
--------------------------------------------------------------------------------
                       % of                              % of
                     Investments                      Investments
Technology             38.7%        Retail                4.3%
Capital Equipment      15.1%        Energy                3.8%
Health Care            10.0%        Consumer Staple       3.3%
Consumer Cyclical       7.7%        Utility               2.8%
Financial               7.5%        Basic Material        2.4%
(1) The Small/Mid Cap Growth Fund benchmark is the Russell Mid Cap Growth Index from May 1994 to April 1999 and the Russell 2500 Growth Index May 1999-present.
* Total returns are for the period ended June 30, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Sector investing entail special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Mid Cap Growth and a Small-Cap Growth investment style. The peer group represents a 50% weighting of the Mid Cap Growth style and a 50% weighting of the Small Cap Growth style. Prior to May 1999, the peer group represents the Mid Cap Growth investment style.
**   Year-to-date total returns are not annualized.

                                                      Inception: May 1, 1996

 Small Cap Value Fund
 INVESCO Inc.                                         J. Lefkowitz/D. Kostyk

 For the 2nd Quarter of 2000 the Small Cap Value Fund had a return of 1.32%, trailing the Russell 2000 Value Index's return of 1.95%. The Fund outperformed the benchmark in April and May, primarily due to the strong results of our stock selection model. During this period the emphasis of stocks with lower price/earnings ratios, improving earnings estimates, good relative price action and strong institutional interest all made significant contributions to the Fund's positive excess return. In June, however, the market shifted back to favoring more volatile, growth-oriented stocks, and our stock selection disciplines were less effective. Only stocks with good relative price action made a significant contribution, while the more value-oriented stock selection tools detracted from performance.
 Despite losses in April and May, Health Care stocks rebounded in June to finish the quarter as the top performing small cap sector. Two of the biggest contributors to the Fund's performance for the Quarter were in that sector-- Alpharma, Inc. and Bindley Western Industries. In the Technology sector, Elantec Semiconductor, which has been strong throughout the year, and Three Five Systems, contributed to the Fund's return. Underperformers for the quarter included Imperial Bancorp, Hooper Holmes and Micros Systems.
 Turnover in the Fund was higher than usual in June due to the unprecedented turnover in the Russell 2000 Value Index that occurred at the end of the month. A total of 510 stocks (40% of the 1,292 names that now make up the index) were added to the index while 374 were removed. The most notable impact of these changes were declines in the weightings of the Technology and Energy sectors by 7% and 4%, respectively. Consumer Cyclicals had the largest increase of slightly more than 5%. These changes are reflected in the Fund's sector allocation as of June 30th.

                                    [GRAPH]
                   Small Cap Value Benchmark(1)   Small Cap Value Fund
 5/1/96                       10,000                     10,000
6/28/96                       10,051                     10,126
6/30/97                       12,284                     12,513
6/30/98                       14,519                     14,450
6/30/99                       14,215                     13,622
6/30/00                       14,051                     12,733

Top Ten Holdings (as of June 30, 2000)
                                      % of         six months ago
                                   investments    % of investments
Selective Insurance Group             1.0%              1.0%
Lear Corp.                            1.0%              N/A
East West Bancorp, Inc.               1.0%              0.6%
Idacorp, Inc.                         1.0%              0.9%
Capital Automotive REIT               1.0%              0.9%
Silicon Valley Bancshares             1.0%              1.0%
Cummins Engine Company, Inc.          0.9%              N/A
Universal Health Services, Inc.       0.9%              N/A
Zale Corp.                            0.9%              0.5%
FelCor Lodging Trust, Inc.            0.9%              0.9%

Average Annual Total Returns*
                                    Small Cap   Small Cap Value   MorningStar
                                   Value Fund    Benchmark (1)    Peer Group+
YTD**                                 1.19%         5.84%            5.26%
1 Year                               -6.53         -1.16             1.72
3 Years                               0.58          4.58             2.32
Since Inception (5/1/96)              5.97          8.50             N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                            % of
                     investments                    investments
Financial              30.2%        Retail             5.8%
Capital Equipment      11.2%        Utility            5.4%
Consumer Cyclical      11.1%        Consumer Staple    4.7%
Basic Material          9.4%        Health Care        4.3%
Technology              8.2%        Energy             4.2%
(1) The Small Cap Value Benchmark is the Russell 2000 from May 1996 to September 1999 and the Russell 2000 Value Index October 1999-present.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Value investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Small Cap Growth Fund
 John Hancock Advisers, Inc.                                     Bernice Behar

 During the volatile second quarter, the Fed raised rates 50 basis points, while investors shifted to value stocks and then rotated back to growth investments. The initial shift resulted from data suggesting the U.S. economy was slowing and interest rates would continue to rise. Growth stocks had enjoyed a sizable rally in the first quarter, causing their valuations to reach excessive levels. Investors worried a slowdown would erode corporate profits and questioned their expensive prices. After leading the market, growth stocks sold off.
 Investors revisited growth investments on indications the economy was growing moderately and inflation was under control. Although equities surged in June, net performance was negative. The S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq each declined. The Fund and the Russell 2000 Growth Index also fell, returning (8.43)% and (7.4)%, respectively.
 Individual security disappointments contributed substantially to the portfolio's underperformance. Triangle Pharamaceuticals declined sharply after it ceased clinical trials of its leading product. Three technology stocks Bindview, Official Payments, and Orckit Communications decreased on disappointing earnings. After analyzing their fundamental outlook, we concluded each setback would persist and eliminated these stocks. We made an exception for Bindview. The company scheduled a new product launch for early second quarter, an event we believed would support its stock price. Fortunately, we were rewarded to our decision when the stock rebounded off its low.
 During the market volatility we restructured some of our holdings in the Health Care sector. Our first action was to increase our allocations to the rapidly growing biotechnology industry by augmenting positions in companies with products in later stages of development. Companies with earlier stage products and more distant earnings visibility were eliminated. We also maintained positions in research and development companies and purchased those supplying specialized products used in the discovery process.
                                    [GRAPH]
               Russell 2000 Growth Index        Small Cap Growth Fund

 5/1/96                 10,000                         10,000
6/28/96                  9,830                         10,294
6/30/97                 10,281                         10,514
6/30/98                 11,639                         12,366
6/30/99                 12,606                         14,903
6/30/00                 16,185                         23,398

Top Ten Holdings (as of June 30, 2000)
                                      % of         six months ago
                                   investments    % of investments
CV Therapeutics, Inc.                 1.4%              0.6%
Exar, Corp.                           1.3%              N/A
Tech Data Corp.                       1.2%              0.2%
PLX Technology, Inc.                  1.2%              0.5%
Virata, Corp.                         1.2%              0.0%
Forrester Research, Inc.              1.2%              0.8%
COR Therapeutics, Inc.                1.2%              N/A
Elantec Semiconductor, Inc.           1.1%              N/A
NPS Pharmaceuticals, Inc.             1.1%              N/A
SBA Communications Corp.              1.1%              N/A

Average Annual Total Returns*
                                    Small Cap    Russell 2000   MorningStar
                                   Growth Fund   Growth Index   Peer Group+
YTD**                                 5.50%          1.23%         6.11%
1 Year                               57.00          28.39         54.46
3 Years                              30.56          16.33         24.92
Since Inception (5/1/96)             22.63          12.25         N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
Technology             43.6%       Financial                  6.0%
Health Care            18.8%       Capital Equipment          5.7%
Energy                  7.2%       Basic Material             1.8%
Consumer Cyclical       6.9%       Transportation             1.1%
Retail                  6.3%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Growth investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1998

 International Opportunities II Fund
 (formerly Global Equity Fund)
 Rowe Price--Fleming International, Inc.                             John Ford


 Rowe Price-Fleming assumed management of the Fund as the new sub-adviser effective June 13, 2000 and the Fund was renamed to International Opportunities II Fund. The Fund will be managed in a similar fashion as the International Opportunities Fund.
 International markets declined in the second quarter, wiping out their year-to-date gains. After leading for several quarters, telecom, media, and technology stocks retreated. Consumer staples, health care, and energy stocks led for most of the period. Tech and telecom stocks returned to favor in June, and markets rallied broadly for the first time in many months. Concerns about interest rates and U.S. market volatility hurt international markets, particularly in the Pacific ex-Japan and Latin America. Heavy stock issuance also depressed international returns. Economic growth was robust around the world with the exception of Japan.
 The fund performed .14% ahead of the 3.90% decline of the MSCI EAFE (Europe, Australasia, Far East) Index for the period ended June 30, 2000. Stock selection and sector weightings hurt performance, while country weightings were broadly neutral. Overweighting the media and wireless telecommunications sectors detracted from results versus EAFE, as NTT DoCoMo (the wireless unit of Japan's NTT), Fuji TV, Telecom Italia Mobile and its parent, Telecom Italia, fared poorly. Other key holdings such as wireless operator Vodafone of the U.K. and handset maker Nokia of Finland declined. Underweighting weak markets such as Japan and Germany aided performance. Our relative underweighting in established telecom carriers British Telecom and Deutsche Telekom added value. During the most recent quarter, we took advantage of sharp declines to increase positions in telecom infrastructure industry leaders Ericsson of Sweden and Nortel of Canada. In Hong Kong, we participated in the initial public offering of China Unicom, a wireless service provider with vast potential.
 For the first time in almost a year, market strength was fairly evenly distributed across sectors in June. Investor selectivity has remained high, and we expect that to continue. As valuations are still high--although well off earlier peaks--we believe international markets will remain highly sensitive to news. The broader distribution of gains in June hid the fact that volatility within the period was high. With the Internet landscape still in a state of flux, we expect more market volatility.
                                  [GRAPH]
             International Opportunities II Fund ***       MSCI World Index
  5/1/98                      10,000                             10,000
 5/29/98                       9,834                              9,876
 6/30/98                       9,994                             10,112
 7/31/98                       9,829                             10,097
 8/31/98                       8,574                              8,752
 9/30/98                       8,755                              8,908
10/30/98                       9,402                              9,715
11/30/98                       9,643                             10,295
12/31/98                       9,945                             10,799
 1/29/99                      10,013                             11,037
 2/26/99                       9,525                             10,745
 3/31/99                       9,895                             11,194
 4/30/99                      10,514                             11,637
 5/28/99                      10,270                             11,213
 6/30/99                      10,821                             11,738
 7/30/99                      10,894                             11,704
 8/31/99                      10,830                             11,685
 9/30/99                      10,652                             11,573
10/29/99                      10,701                             12,176
11/30/99                      11,175                             12,521
12/31/99                      12,350                             13,536
 1/31/00                      11,797                             12,762
 2/29/00                      12,275                             12,797
 3/31/00                      12,833                             13,683
 4/28/00                      12,189                             13,106
 5/31/00                      11,998                             12,776
 6/30/00                      12,367                             13,208

Top Ten Holdings (as of June 30, 2000)
                                                % of         Six Months Ago
                                             Net Assets     % of Net Assets

Vodafone AirTouch plc                           2.5%               N/A
Glaxo Wellcome plc                              1.8%               N/A
Yamanouchi Pharmaceutical Co., Ltd.             1.7%               0.7%
Canon, Inc.                                     1.5%               N/A
Aventis SA                                      1.5%               1.1%
Koninklijke Philips Electronics NV              1.4%               N/A
Nippon Telegraph & Telephone Corp.              1.4%               0.8%
Shell Transport & Trading Co. plc               1.4%               1.0%
Royal & Sun Alliance Insurance Group plc        1.4%               N/A
Nestle SA                                       1.3%               N/A
Average Annual Total Returns*
                                  International          MSCI       MorningStar
                              Opportunities II Fund   World Index   Peer Group+
YTD**                                0.14%              -2.42%        -0.43%
1 Year                              14.28               12.52         25.84
Since Inception (5/1/98)            10.30               13.70         N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
Japan                  21.3%            Switzerland           3.6%
France                 10.1%            Canada                3.2%
Germany                 6.6%            Australia             2.4%
Netherlands             5.8%            Spain                 1.8%
Italy                   4.8%            Sweden                1.2%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a World Stock investment style.
**   Year-to-date total returns are not annualized.
*** Effective June 13, 2000 the Global Equity Fund was renamed the International Opportunities II Fund. The goal and investment strategy is similar to that of the International Opportunties Fund.

                                                        Inception: May 2, 1988

 International Equity Index Fund
 Independence International Associates, Inc.             B. Greenleaf/D. Nolan

 The Fund's under-performance versus its custom blended benchmark came mostly from differences between the exchange rates that the Fund administrator uses and the exchange rates that the Index uses. During April, tracking between the Fund and the Custom Index was only 5 basis points. In May, the fund outperformed the benchmark by 50 basis points and in June under performed the benchmark by 74 basis points. The volatility in the performance is due mainly to the difference in exchange rates used by the administrator to value the securities and the exchange rates used by the benchmark. Over time these differences tend to reverse. In May and June, this reversal did take place. The portion of the performance difference between the fund and the benchmark due to rates was approximately 30 basis points. In May and June the remaining tracking error was due to slight differences in security and country weightings. We manage the Fund to capture the overall characteristics of the benchmark, without replicating the index. The Fund owns approximately 720 securities representing exposure to thirty-eight countries while the benchmark owns over 1800 securities with exposure to those same markets. The Fund is tracking its benchmark within expectations.

                                     [GRAPH]

               International Equity Index Fund         International Equity Index Benchmark (1)
6/29/90                    10,000                                    10,000
6/28/91                     9,495                                     8,877
6/30/92                    10,560                                     8,849
6/30/93                    11,778                                    10,682
6/30/94                    13,618                                    12,529
6/30/95                    13,962                                    12,773
6/28/96                    15,532                                    14,512
6/30/97                    17,672                                    16,419
6/30/98                    17,694                                    17,832
6/30/99                    19,310                                    19,648
6/30/00                    22,665                                    23,395

Top Ten Holdings (as of June 30, 2000)
--------------------------------------------------------------------------------
                                                % of         six months ago
                                             Investments    % of Investments
Deutsche Telekom AG                              2.6%             3.3%
Nippon Telegraph & Telephone Corp.               2.0%             2.7%
Toyota Motor Corp.                               2.0%             2.3%
Telecom Italia Mobile SpA                        1.4%             1.6%
France Telecom                                   1.4%             1.3%
Siemens AG                                       1.4%             1.1%
Allianz AG                                       1.3%             1.3%
Total Fina SA                                    1.3%              N/A
Nokia Oyj                                        1.3%             1.2%
Morgan Stanley Capital Llc                       1.2%             1.1%

Average Annual Total Returns*
                           International     International Equity   MorningStar
                         Equity Index Fund    Index Benchmark (1)   Peer Group+
YTD**                         -5.04%                -3.74%            -4.53%
1  Year                       17.38                 19.07             25.87
3  Years                       8.65                 12.53             12.90
5  Years                      10.17                 12.87             14.95
10 Years                       8.53                  8.87             10.88

Top Ten Countries (as of June 30, 2000)
--------------------------------------------------------------------------------
                       % of                                  % of
                     Investments                          Investments
Germany                 12.5%           Netherlands           2.6%
France                  11.2%           Sweden                2.0%
Italy                    8.0%           Australia             1.9%
United Kingdom           7.3%           Switzerland           1.6%
Spain                    3.1%           South Korea           1.4%
(1) The International Equity Index Benchmark represents the MSCI EAFE from May 1998 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and now 90% MSCI EAFE GDP - weighted/10% MSCI Emerging Markets Free from July 1999 to present.
* Total returns are for the period ended June 30, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a 90% weighting of the Foreign Stock, Large Cap style and a 10% weighting of the Diversified Emerging Markets style. Prior to July 1999, the peer group represents the Foreign Stock, Large Cap style.
**   Year-to-date total returns are not annualized.

                                                  Inception: August 31, 1999

 International Equity Fund
 Goldman Sachs Asset Management                  S. Maeda/I. Farman/S. Noble

 For the quarter ended June 30, 2000, the International Equity Fund returned - 4.73% at net asset value, underperforming its benchmark, the MSCI EAFE Index (the "Index"), which returned -3.90%.
 No significant changes were made to the Fund's regional allocation during the quarter. However, over the last few months we have tended to reduce the size of our sector weightings, in response to high market volatility and intra-market rotation. We have focused instead on our key strength, bottom-up stock selection. Among the more defensive sectors, Consumer Staples stocks were among the top performers, namely Diageo (0.8%) and British American Tobacco (0.3%). The market favored these companies as perceived safe havens amid the volatility in the Technology sector. In the Health Care sector, we added to performance through the strong returns of Terumo Corp. (0.2%) and Aventis (1.1%). Several of our holdings in the Financial Services sector also aided returns. Top performing stocks included ING Groep (1.5%) and Takefuji Corp. (0.7%).
 We remain optimistic about the long-term outlook for international equities, despite the weakness in world equity markets this year and, most notably, the recent correction in so-called new "economy' sectors. Our view is predicated on the continuation of the current favorable mix around the world of positive economic growth and relatively subdued inflation, which is providing a supportive environment for corporate earnings growth and equity market valuations. Furthermore, our confidence is bolstered by the significant correction in some highly rated areas of the market, which we considered to be vulnerable to changes in investor sentiment. The marked de-rating of Technology, Media and Telecommunications stocks has provided the opportunity to raise exposure to some new economy companies that we believe will be among the long-term beneficiaries of the Internet and communication revolution.
 No changes to the Fund's investment strategy have occurred during the second quarter, or are slated to occur over the third quarter of 2000.
                                     [GRAPH]
                    Intl Equity Fund        MCSI EAFE Index
 8/31/99                10,001                  10,000
 9/30/99                 9,936                  10,103
10/31/99                10,308                  10,484
11/30/99                11,104                  10,851
12/31/99                12,149                  11,826
 1/31/00                11,524                  11,077
 2/29/00                12,106                  11,377
 3/31/00                12,440                  11,820
 4/28/00                11,838                  11,200
 5/31/00                11,567                  10,929
 6/30/00                11,852                  11,359

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Vodafone AirTouch plc                            3.3%             1.6%
Nokia Oyj                                        2.7%             2.8%
Telefonaktiebolaget LM Ericsson AB               2.0%             N/A
Koninklijke Philips Electronics NV               1.9%             N/A
Nippon Telegraph & Telephone Corp.               1.7%             1.7%
Telefonica SA                                    1.6%             2.0%
Royal Dutch Petroleum Co.                        1.5%             N/A
BP Amoco plc                                     1.5%             1.2%
Glaxo Wellcome plc                               1.5%             1.7%
Total Fina SA                                    1.4%             1.8%

Average Annual Total Returns*
                                  International   MSCI EAFE   MorningStar
                                   Equity Fund      Index     Peer Group+
YTD**                                -2.45%        -3.95%       -4.43%
Since Inception (8/31/99)            22.62         16.52         N/A
Top Ten Countries (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
United Kingdom          16.8%         Sweden                  4.8%
France                  10.6%         Italy                   3.3%
Netherlands              7.6%         Finland                 3.0%
Germany                  6.2%         Spain                   2.6%
Switzerland              5.9%         Australia               2.3%
* Total returns are for the period ended June 30, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Foreign Stock with Large Cap investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 International Opportunities Fund
 Rowe Price-Fleming International, Inc.                              John Ford

 International markets declined in the second quarter, wiping out their year-to-date gains. After leading for several quarters, telecom, media, and technology stocks retreated. Consumer staples, health care, and energy stocks led for most of the period. Tech and telecom stocks returned to favor in June, and markets rallied broadly for the first time in many months. Concerns about interest rates and U.S. market volatility hurt international markets, particularly in the Pacific ex-Japan and Latin America. Heavy stock issuance also depressed international returns. Economic growth was robust around the world with the exception of Japan.
 The Fund fell 3.84% slightly trailing the 3.90% decline of the MSCI EAFE (Europe, Australasia, Far East) Index for the period ended June 30, 2000. Stock selection and sector weightings hurt performance, while country weightings were broadly neutral. Overweighting the media and wireless telecommunications sectors detracted from results versus EAFE, as NTT DoCoMo (the wireless unit of Japan's NTT), Fuji TV, Telecom Italia Mobile and its parent, Telecom Italia, fared poorly. Other key holdings such as wireless operator Vodafone of the U.K. and handset maker Nokia of Finland declined. Underweighting weak markets such as Japan and Germany aided performance. Our relative underweighting in established telecom carriers British Telecom and Deutsche Telekom added value. During the most recent quarter, we took advantage of sharp declines to increase positions in telecom infrastructure industry leaders Ericsson of Sweden and Nortel of Canada. In Hong Kong, we participated in the initial public offering of China Unicom, a wireless service provider with vast potential.
 For the first time in almost a year, market strength was fairly evenly distributed across sectors in June. Investor selectivity has remained high, and we expect that to continue. As valuations are still high--although well off earlier peaks--we believe international markets will remain highly sensitive to news. The broader distribution of gains in June hid the fact that volatility within the period was high. With the Internet landscape still in a state of flux, we expect more market volatility.
 The painful process of winnowing out the New Economy winners from the losers has started, but we see room for much more consolidation. Global growth is presently robust. We do not expect a sharp slowdown, but we are aware that moderating economic growth would accelerate the weeding out of weaker players. The importance of stock selection and attention to fundamentals would then rise further.
                                     [GRAPH]
              International Opportunities        International
                      Benchmark (1)           Opportunities Fund
 5/1/96                  10,000                     10,000
6/30/96                   9,876                     10,129
6/30/97                  11,174                     11,796
6/30/98                  11,887                     12,416
6/30/99                  13,300                     13,113
6/30/00                  15,740                     16,250

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Nokia Oyj                                        2.9%             1.8%
Vodafone AirTouch plc                            2.6%             N/A
Glaxo Wellcome plc                               1.9%             0.9%
Total Fina SA                                    1.6%             N/A
Koninklijke Philips Electronics NV               1.5%             N/A
News Corp., Ltd.                                 1.5%             0.4%
Vivendi                                          1.5%             0.9%
Societe Television Francaise1                   11.5%             0.9%
Nippon Telegraph & Telephone Corp.               1.5%             1.5%
Royal Bank of Scotland Group                     1.4%             N/A

Average Annual Total Returns*
                           Intl. Opportunities Intl. Opportunities  MorningStar
                                  Fund            Benchmark (1)     Peer Group+
YTD**                            -3.84%               -3.08%           -4.43%
1 Year                           23.93                18.34            25.08
3 Years                          11.27                12.10            12.70
Since Inception (5/1/96)         12.36                11.50            N/A
Top Ten Countries (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
United Kingdom          18.2%         Switzerland            4.3%
France                  12.2%         Hong Kong              3.3%
Netherlands              6.4%         Sweden                 3.2%
Italy                    5.6%         Spain                  3.0%
Germany                  4.6%         Finland                2.9%
(1) The International Opportunities Benchmark represents the MSCI EAFE from May 1996 to December 1998 and the MSCI All Country World Ex. US from January 1999 to present.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, whenredeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Foreign Stock, Large Cap investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1998

 Emerging Markets Equity Fund
 Morgan Stanley Asset Management                              R. Meyer/A. Skov

 The Fund declined 13.14% during the quarter versus a decline of 10.2% for the MSCI EMF Index. The Fund's underperformance versus the benchmark was primarily attributable to stock selection, while country allocation added to relative performance. Stock selection in China, South Korea, Taiwan, Israel and Turkey detracted from performance. On a positive note, equity selection in Brazil, Mexico and India contributed to performance. Our overweight stance in China (+26.3%), South Korea (-0.5%), and Israel (+9.4%) coupled with our allocation in Malaysia (-14.8%) and our underweight stance in Mexico (-10.0%) also contributed positively to performance. Our underweight positions in South Africa (-5.8%) and our overweight position in Egypt (-21.9%) detracted from performance.
 Latin America remains underweighted, as we find limited investment opportunities coupled with lagging economic growth in certain markets. Within the region we are overweight in Brazil and Mexico; we believe equities in these countries shall continue to fare well, supported by positive economic trends coupled with attractive valuations and companies with great earnings growth potential. We are maintaining and adding to our overweight stance in Asia, as we are encouraged by trends in improving macroeconomic fundamentals, coupled with strong earnings stories. We are market-weight Emerging Europe, the Middle East and Africa (EEMEA), yet we have various overweight and underweight positions within the region. Israel, where exports and foreign direct investment have led the robust pick up in the economy, is our largest overweight. We continue to overweight Russia, which continues to show signs of strength, such as a stable Ruble, increasing foreign reserves, inflation figures that are in-line with expectations and strong GDP growth.
                                     [GRAPH]
              Emerging Markets Equity Fund   MSCI Emerging Markets Free Index
  5/1/98                  10,000                           10,000
 5/29/98                   8,688                            8,630
 6/30/98                   7,960                            7,725
 7/31/98                   8,533                            7,970
 8/31/98                   5,845                            5,666
 9/30/98                   6,556                            6,025
10/30/98                   7,081                            6,659
11/30/98                   7,668                            7,213
12/31/98                   7,113                            7,109
 1/29/99                   6,934                            6,994
 2/26/99                   6,732                            7,062
 3/31/99                   7,578                            7,993
 4/30/99                   8,290                            8,982
 5/28/99                   7,990                            8,929
 6/30/99                   9,228                            9,943
 7/31/99                   8,932                            9,672
 8/31/99                   8,752                            9,760
 9/30/99                   8,575                            9,431
10/31/99                   9,056                            9,631
11/30/99                  10,560                           10,495
12/31/99                  12,901                           11,830
 1/31/00                  12,556                           11,901
 2/29/00                  13,603                           12,058
 3/31/00                  13,830                           12,118
 4/30/00                  12,048                           10,969
 5/31/00                  11,235                           10,515
 6/30/00                  12,012                           10,886

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Samsung Electronics                              7.3%             5.2%
Korea Telecom Corp.                              4.3%             1.4%
Telefonos de Mexico SA                           4.0%             2.9%
Taiwan Semiconductor
    Manufacturing Co., Ltd.                      3.9%             2.1%
China Telecom (Hong Kong), Ltd.                  3.0%             1.3%
SK Telecom Co., Ltd.                             2.7%             3.5%
Hellenic Telecommmunications Organization SA     2.3%             N/A
Hon Hai Precision Industry Co., Ltd.             2.2%             0.6%
ECI Telecommunications, Ltd.                     2.2%             1.0%
Infosys Technologies, Ltd.                       2.2%             1.8%

Average Annual Total Returns*
                             Emerging Markets     MSCI Emerging     MorningStar
                              Equity Fund(1)   Markets Free Index  Peer Group +
YTD**                             -6.89%              -7.98%           -8.05%
1 Year                            30.17                9.48            19.27
Since Inception                    8.83                4.00            N/A
(5/1/98)
Top Ten Countries (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
Taiwan                  13.6%          Hong Kong              6.2%
Mexico                   9.5%          Turkey                 4.2%
Brazil                   8.8%          South Africa           3.8%
Israel                   7.1%          Soviet Union           3.4%
India                    6.7%          Malaysia               2.1%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Diversified Emerging Markets investment style.
(1)  Returns reflect extra-ordinary capital contribution of $445,000 in June
     1999.
**   Year-to-date total returns are not annualized.

                                                     Inception: March 29, 1986

 Money Market Fund
 John Hancock Life Insurance Co.                             Peter Mitsopoulos

 As a result of the Fed's continued monetary tightening bias entering 2000, we continued to shorten the fund's weighted average maturity in order to capture higher yields when available. The weighted average maturity (WAM) of the fund was approximately 45 days at year-end 1999 and had reached a low of 21 days in late April. A number of certificates of deposit we had purchased over one year ago matured out of the fund during the second quarter pulling down the WAM. This level was lower than we would normally prefer, and accordingly, we have been making efforts to push the level into the 30 day to 40 day range. The WAM stood at 29 days at the end of June and we continue to move marginally longer.
 The fund performed in-line with expectations during the first half of the year. We have continued to add new floating rate securities as others mature in an effort to maintain approximately 30% of the fund in this asset class. These securities continue to provide attractive LIBOR based rates versus traditional commercial paper levels. However, supply in this sector continues to be light. Current market sentiment is leaning towards the possibility that the Fed may not raise rates again at its August meeting. The market continues to make it difficult to pick up any appreciable yield differential by going out three to five months. However, when we see value in this maturity range, we will acquire securities in an effort to pick up additional yield and increase the fund's weighted average maturity.
 The fund is invested primarily in commercial paper (68%) and adjustable rate notes (29%) with other money market securities making up the balance. The fund is diversified among many industry sectors and companies.

                                     [GRAPH]
               Money Market Fund
6/30/90              10,000
6/30/91              10,733
6/30/92              11,241
6/30/93              11,598
6/30/94              11,970
6/30/95              12,600
6/30/96              13,290
6/30/97              14,005
6/30/98              14,774
6/30/99              15,527
6/30/00              16,403

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Merrill Lynch % Co., Inc.                        4.7%             0.6%
British Aerospace                                4.7%             N/A
American Honda Finance Corp.                     4.3%             N/A
Asset Securitization Cooperative Corp.           4.3%             N/A
Corporate Asset Funding Co.                      4.2%             3.0%
Ciesco L.P.                                      3.6%             1.2%
Old Line Funding, Corp.                          3.6%             N/A
Monte Rosa Capital Corp.                         3.3%             1.2%
Sigma Finance, Inc.                              3.3%             4.8%
Lexington Parker Capital Corp.                   3.1%             N/A

Average Annual Total Returns*
                          Money Market
                              Fund
 YTD**                       2.94%
 1 Year                      5.64
 3 Years                     5.41
 5 Years                     5.42
10 Years                     5.07
Top Ten Sectors (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
Financial               73.3%       Consumer Cyclical        3.1%
Capital Equipment       11.4%       Basic Material           1.7%
Consumer Staple          5.6%       Utility                  1.2%
Technology               3.7%
     The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $10.00/share.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1994

 Short-Term Bond Fund
 Independence Investment Associates, Inc.                              Jay Leu

 There was a dramatic shift in tone in the bond market over the quarter. U.S. Treasury rates rose sharply during the first half and fell sharply thereafter. Economic data released in May showed signs of a slowing economy and easing of inflationary pressures mitigating the trend of worrisome numbers released in April. Investment grade corporate bonds underperformed Treasury securities in the second quarter. April and May marked the fourth and fifth straight months of underperformance for investment grade corporates, however sentiment seems to have shifted in the corporate bond sector in June as investors anticipated less aggressive tightening by the Federal Reserve and looked for alternatives to Agency bonds. Lower quality bonds, which have lagged higher quality bonds throughout the year and the second quarter, outperformed as well in June.
 The Short Term Bond Fund outperformed its benchmark for the quarter despite the difficult environment for corporate bonds. This is the fourth consecutive quarter that the fund has outperformed its benchmark. The fund continues to benefit from a yield advantage provided by an overweight in corporate securities relative to the benchmark. The yield spread of one to three year maturity corporate bonds widened by 20 basis points during the quarter, hurting the fund's performance relative to the benchmark. Our individual securities held in the fund outperformed relative to the average corporate bond in the benchmark. Strong performers included: Tenet Healthcare, Beckman Instruments, Cox Communications, MCI Worldcom Inc., and Tyco International.
 Going forward, we believe short maturity corporate bonds are attractively priced relative to corporates and we will continue to overweight them. Furthermore, corporate bonds should benefit from a less aggressive Federal Reserve policy. Issue selection will, however, continue to be an important contributing factor to the Fund's performance as well.

                                     [GRAPH]

               Short-Term Bond Fund    Short-Term Bond Benchmark (1)

 5/1/94               10,000                      10,000
6/30/94               10,010                      10,032
6/30/95               10,769                      10,908
6/28/96               11,211                      11,476
6/30/97               11,894                      12,248
6/30/98               12,679                      13,155
6/30/99               13,165                      13,867
6/30/00               13,841                      14,537

Top Ten Holdings (as of June 30, 2000)

                                                % of         six months ago
                                             investments    % of investments

U.S. Treasury                                    15.3%         N/A
Banponce Corp.                                    2.8%         3.2%
MBNA America Bank N.A                             2.7%         3.0%
First Hawaiian, Inc.                              2.7%         3.0%
Norfolk Southern Corp.                            2.7%         3.0%
Dial Corp.                                        2.7%         3.0%
BankBoston Corp.                                  2.5%         2.8%
Federal National Mortgage Assoc                   2.5%         4.4%
Donaldson, Lufkin & Jenrette, Inc.                2.5%         2.8%
Gatx Capital Corp.                                2.4%         2.6%

Average Annual Total Returns*

                              Short-Term       Short-Term       MorningStar
                               Bond Fund   Bond Benchmark (1)   Peer Group+
YTD**                           3.00%            2.82%             2.53%
1 Year                          5.14%            4.84              4.09
3 Years                         5.18             5.88              5.52
5 Years                         5.15             5.91              5.57
Since Inception (5/1/94)        5.91             6.26               N/A

Fund Composition (as of June 30, 2000)

Credit Quality                            Duration
--------------                            --------
Short Term       5.80%                    Less than 1 Year         32.10%
AAA             24.00%                    1-3 Years                50.70%
AA               2.00%                    3-5 Years                17.20%
A               33.00%                    5-10 Years                0.00%
BBB             32.00%                    Greater than 10 Years     0.00%
BB              32.00%
Below B             0%
NR/NA               0%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Short Term Bond investment style. Prior to May 1998 (concurrent with the Fund's strategy change), the peer group represents the Short Term Government Bond style.
(1) Short-Term Bond Index represents the Merrill Lynch 1-5 year Government Bond from May 1994 to April 1998 and 65% Lehman Brothers 1-3 year Corporate Index. 35% Lehman Brothers 1-3 year Government Index, May 1998 to present.
**   Year-to-date total returns are not annualized. *

                                                        Inception: May 1, 1998

 Bond Index Fund
 Mellon Bond Associates, LLP                                    Gregory Curran

 The fund continues to meet its investment objective: to match the performance of the Lehman Brothers Government Credit Index, which includes U.S. dollar-based, fixed-coupon debt from the U.S. Government and investment-grade corporations. Performance net of fees for the fund was 2.02% for June, 1.32% for the second quarter and 9.38% (unannualized) from inception. Corresponding returns for the benchmark were 2.04%, 1.45% and 9.38%. The fund uses a representative sample of issues selected through proprietary quantitative techniques. Selected issues have the best risk-adjusted expected return and, as a group, match the characteristics of the 4,800 issues in the Index including price sensitivity, industry, and quality exposures. An indexed fund typically eliminates many risks associated with active management and has lower fees and expenses.
 Lehman Brothers made numerous classification and rules changes to the Index effective July 1st. The name was changed to the Lehman Brothers Government Credit Index to reflect that there are credit characteristics inherent in issuers that are not corporations, namely sovereigns. The changes were substantially market neutral, but they are worth noting. Yankee Corporates will now be classified along side their domestic counterparts instead of as a separate subsector. The foreign sector will include only Supranationals, Sovereigns, foreign local governments and foreign agencies. Telecommunications were unbundled into wireless, wirelines and Internet & data. Bank notes and ERISA-eligible144As with registration rights will now be included in the Index. There were additional adjustments that will not effect this fund or its benchmark at this time. We successfully incorporated these changes to the fund by the end of June.

                                     [GRAPH]
                    Bond Index Fund     Lehman Brothers Gov't/Corp. Bond Index
  5/1/98                10,000                           10,000
 5/29/98                10,102                           10,107
 6/30/98                10,211                           10,210
 7/31/98                10,220                           10,218
 8/31/98                10,461                           10,418
 9/30/98                10,757                           10,715
10/30/98                10,689                           10,639
11/30/98                10,703                           10,703
12/31/98                10,720                           10,729
 1/29/99                10,795                           10,805
 2/26/99                10,521                           10,548
 3/31/99                10,584                           10,601
 4/30/99                10,609                           10,627
 5/28/99                10,485                           10,518
 6/30/99                10,450                           10,485
 7/30/99                10,420                           10,456
 8/31/99                10,414                           10,447
 9/30/99                10,497                           10,541
10/29/99                10,514                           10,569
11/30/99                10,513                           10,562
12/31/99                10,445                           10,498
 1/31/00                10,425                           10,495
 2/29/00                10,551                           10,626
 3/31/00                10,713                           10,779
 4/28/00                10,666                           10,726
 5/31/00                10,640                           10,717
 6/30/00                10,855                           10,935

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
U.S. Treasury                                   48.8%             48.3%
Federal National Mortgage Assoc.                 8.2%              5.1%
Federal Home Loan Mortgage Corp.                 4.6%              6.4%
Federal Home Loan Bank                           1.9%              0.7%
Ford Motor Credit Co.                            1.0%               N/A
General Motors Acceptance Corp.                  1.0%              0.9%
KFW International Finance                        0.7%              0.7%
ICI Wilmington, Inc.                             0.7%              0.7%
Morgan Stanley, Dean Witter, Discover & Co.      0.6%              0.7%
Lockheed Martin Corp.                            0.6%              N/A

Average Annual Total Returns*
                                   Bond Index   L/B Govt./Corp.   MorningStar
                                      Fund        Bond Index      Peer Group+
YTD**                                 3.93%         4.16%            3.81%
1 Year                                3.88          4.29             4.00
Since Inception (5/1/98)              3.86          4.21             N/A
Fund Composition (as of June 30, 2000)
Credit Quality                  Duration
Short Term        .8%           Less than 1 Year          5.33%
AAA             67.4%           1-3 Years                17.35%
AA               7.1%           3-5 Years                21.68%
A               14.9%           5-10 Years               27.62%
BBB              9.8%           Greater than 10 Years    28.02%
Below BB         0.0%
NR/NA            0.0%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data are as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a General
     Bond Intermediate High Quality investment style.
**   Year-to-date total returns are not annualized.

                                                     Inception: March 29, 1986

 Active Bond Fund (Formerly Sovereign Bond Fund)
 John Hancock Advisers, Inc.                                          James Ho

 During the quarter overall, the Fund gained 1.78%, compared to the Lehman Aggregate index at 1.74%. Year-to-date the Fund's return of 3.36% underperformed the index return of 3.98%. Underperformance can primarily be attributed to spreads widening across most sectors of the bond market through May.
 At quarter-end, the portfolio held a 17.8% position in Treasuries versus the index weighting of 39.5%, and a 32.1% in corporate bonds versus 19.9% held by the index. Given the strong relative performance of Treasuries during the quarter, our underweight position in this sector relative to the benchmark detracted from performance results.
 The next FOMC meeting is scheduled for August 22. The Federal funds futures rate suggests that investors anticipate a quarter-point rate increase. Bonds currently offer good value and they should rally strongly when the Fed's policy moves show more evidence of restraining inflation. We remain optimistic that investment grade corporate bonds will provide excellent performance over the next few months, as the Fed tightening cycle winds down. While the emerging markets have had exceptionally good performance year-to-date, the limited liquidity and the continued volatility presently keep us from committing additional funds to this market sector.

                                     [GRAPH]

                Active Bond Fund        Active Bond Benchmark (1)
6/30/90              10,000                      10,000
6/30/91              11,089                      11,022
6/30/92              12,607                      12,585
6/30/93              14,175                      14,240
6/30/94              14,109                      14,032
6/30/95              16,011                      15,823
6/28/96              16,804                      16,560
6/30/97              18,399                      17,843
6/30/98              20,383                      19,857
6/30/99              20,852                      20,392
6/30/00              21,666                      21,291

Top Ten Holdings (as of June 30, 2000)
--------------------------------------------------------------------------------
                                                % of         six months ago
                                             Investments    % of Investments
Government National Mortgage Assoc.             21.6%             22.1%
U.S. Treasury                                   13.1%             18.4%
Federal National Mortgage Assoc.                10.6%             10.4%
GMAC Commercial Mortgage Securities, Inc.        1.2%              1.4%
Peco Energy Transition Trust                     1.2%              0.3%
Federal Home Loan Mortgage Corp.                 1.1%              1.3%
Hydro-Quebec                                     1.0%              1.1%
UCFC Home Equity Loan                            0.9%              1.5%
Amresco Residential Securities                   0.9%              1.0%
Morgan Stanley Capital                           0.9%              N/A

Average Annual Total Returns*
--------------------------------------------------------------------------------
                                   Active Bond       Active Bond    MorningStar
                                      Fund          Benchmark (1)   Peer Group+
 YTD**                                3.36%            3.98%           2.81%
 1 Year                               3.91             4.41            3.58
 3 Years                              5.60             6.07            5.05
 5 Years                              6.24             6.12            5.88
10 Years                              7.83             7.85            7.60

Fund Composition (as of June 30, 2000)
--------------------------------------------------------------------------------
Credit Quality                 Duration
Short Term       4.00%         Less than 1 Year          4.00%
AAA             42.60%         1-3 Years                11.70%
AA               6.70%         3-5 Years                17.30%
A               12.70%         5-10 Years               36.50%
BBB             14.40%         Greater than 10 Years    30.50%
BB               9.70%
B                8.20%
Below B           .10%
NR/NA            1.60%
(1) The Active Bond Benchmark represents the Lehman Brothers Government/Corporate Bond Index from April 1986 to September 1999 and Lehman Brothers Aggregate Bond Index from October 1999 to present.
* Total returns are for the period ended June 30, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having an Intermediate Term Bond investment style.
**   Year-to-date total returns are not annualized.

                                                      Inception: June 30, 2000

 Core Bond Fund
 Federated Investment Management Company       Balestrino/Ellenberger/Durbiano

 The Fund commenced investment operations on June 30, 2000, and seven Treasury securities were purchased to match yield curve exposure of the benchmark (Lehman Aggregate Bond Index) . The duration position was slightly longer than the benchmark at quarter's end. Looking ahead, transactions will focus on adding spread product such as agencies, corporates, mortgage-backed and asset-backed securities to more clearly reflect both the focus of the portfolio as a core bond portfolio and the portfolio's comparison to the benchmark. We expect to transition to a portfolio overweighted in spread product and slightly longer in duration compared to the benchmark. Our yield curve stance for now will remain roughly laddered.

                                                        Inception: May 1, 1996

 Global Bond Fund
 J.P. Morgan Investment Management, Inc.                          David Gibbon

 The Global Bond Fund returned 1.21% for the quarter ending June 30, 2000 versus the J.P. Morgan GBI Hedged Index return of 1.72%.
 Although the long duration position of the fund within the U.S. and Europe were positives contributors to the fund's performance during the first half of the year, it dragged down performance during the second half. Later in the year returns to our curve flattening positions were mixed; European curves flattened sharply on repricing of monetary policy expectations, while Japanese rates were stable but the curve remained steep. In addition, the fund's underexposure to Japan caused us to miss some positive carry in that market.
 Yield spreads on non-government sectors widened in the second half, causing these securities to underperform similar-maturity governments. Heavy supply imbalances and credit concerns in all markets drove this underperformance. The fund's non-government bonds were reduced throughout the first half of the year, but detracted from total excess returns.
 Marked weakening in non-Japan Asian industrial activity and deteriorating US industrial confidence underpin our continued bullish outlook for government bonds. We also expect the current spate of strong European indicators to give way to moderation in the second half, falling from their peak. As global industrial activity dampens, we expect the marked deterioration in inflation expectations to reverse and support lower government yields. We anticipate modest further tightening in Europe and the US, together with an end to the zero-rate policy in Japan, in coming months, but regard the end to the global policy tightening cycle to be close.
                                     [GRAPH]
                   Global Bond Fund      Global Bond Benchmark (1)
    5/1/96              10,000                     10,000
   5/31/96               9,983                     10,002
   6/30/96              10,068                     10,123
   7/31/96              10,103                     10,163
   8/30/96              10,112                     10,184
   9/30/96              10,297                     10,371
  10/31/96              10,490                     10,587
  11/29/96              10,674                     10,775
  12/31/96              10,671                     10,704
   1/31/97              10,723                     10,763
   2/28/97              10,755                     10,801
   3/31/97              10,634                     10,697
   4/30/97              10,761                     10,847
   5/30/97              10,871                     10,938
   6/30/97              11,021                     11,082
   7/31/97              11,262                     11,351
   8/29/97              11,194                     11,281
   9/30/97              11,396                     11,456
  10/31/97              11,459                     11,599
  11/28/97              11,518                     11,661
  12/31/97              11,637                     11,787
   1/30/98              11,774                     11,939
   2/27/98              11,795                     11,958
   3/31/98              11,844                     12,015
   4/30/98              11,899                     12,078
   5/29/98              12,012                     12,206
   6/30/98              12,101                     12,296
   7/31/98              12,133                     12,344
   8/31/98              12,315                     12,556
   9/30/98              12,624                     12,852
  10/30/98              12,538                     12,796
  11/30/98              12,639                     12,886
  12/31/98              12,702                     12,910
   1/29/99              12,811                     13,019
   2/26/99              12,564                     12,826
   3/31/99              12,667                     12,917
   4/30/99              12,704                     12,990
   5/28/99              12,577                     12,912
   6/30/99              12,446                     12,766
   7/30/99              12,562                     12,739
   8/31/99              12,512                     12,753
   9/30/99              12,435                     12,818
  10/29/99              12,430                     12,844
  11/30/99              12,454                     12,887
  12/31/99              12,428                     12,889
   1/31/00              12,395                     12,899
   2/29/00              12,496                     13,029
   3/31/00              12,673                     13,245
   4/28/00              12,670                     13,279
   5/31/00              12,739                     13,357
   6/30/00              12,827                     13,474

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
U.S. Treasury                                   14.9%              N/A
Government of Japan                              4.9%              5.4%
Government of France                             3.8%              6.4%
Republic of Italy                                2.9%              1.8%
Government of Canada                             2.5%              4.7%
CADES                                            2.1%              N/A
Government of Spain                              1.8%              2.3%
Kingdom of Denmark                               1.5%              2.8%
DePfa Deutsche Pfandbriefbank AG                 1.2%              1.8%
Treuhandanstalt                                  1.2%              2.0%

Average Annual Total Returns*
                                   Global Bond    Global Bond    MorningStar
                                      Fund       Benchmark (1)   Peer Group+
YTD**                                 3.21%         4.54%           2.84%
1 Year                                3.06          5.55            3.14
3 Years                               5.19          6.73            4.83
Since Inception (5/1/96)              6.16          7.42            N/A
Fund Composition (as of June 30, 2000)
Credit Quality                    Duration
Short Term         7.83%          Less than 1 Year            7.83%
AAA               40.31%          1-3 Years                      0%
AA                    0%          3-5 Years                  13.40%
A                     0%          5-10 Years                 25.60%
BBB                   0%          Greater than 10 Years      14.89%
BB                    0%
B                     0%
Below B               0%
Foreign Currency  51.86%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
(1) Global Bond Benchmark: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999 and the J.P. Morgan Global Bond Index (Hedged) thereafter.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a General Bond Intermediate High Quality investment style and an International Bond investment style. The peer group represents a 35% weighting of the General Bond intermediate High Quality style and a 65% weighting of the International Bond style. Prior to May 1999 (concurrent with the Fund's strategy change), the peer group represents a 75% weighting of the General Bond Intermediate High Quality style and a 25% weighting of the International Bond style.
**   Year-to-date total returns are not annualized

                                                        Inception: May 1, 1998

 High Yield Bond Fund
 Wellington Management Company, LLP                      Crawford/Smith/McEvoy

 During the quarter, the Fund gained 1.32% compared to a 1.2% return of the Lehman High Yield Index. Since inception, on April 30, 1998, the return on the Fund has been .03%, compared to the -0.3% return of the Lehman HY Index.
 In the first quarter of 2000, the US high yield market, as measured by the Lehman HY Index, had a return of 1.2%. This performance lagged the 1.7% return of investment grade bonds, as measured by the Lehman Brothers Aggregate Index. This underperformance of the high yield market versus higher quality bonds came from the widening of the spread of high yield versus the 10-year treasury from 648 basis points on March 31st to 661 basis points on June 30, 2000. This spread widening was significantly less than 137 basis points of widening that occurred in the first quarter. Within high yield, lower quality ("B-rated") bonds continued to lag higher quality bonds ("BB-rated") in the second quarter.
 The high yield market started to benefit in June from lower volatility in the financial markets. Given the very attractive yield, a higher tolerance for risk, and the belief that the Fed may be near the end of its tightening policy, retail investors poured money back into high yield mutual funds.
 During the quarter, we continued to adhere to our long-running preference for issuers that have recurring revenue from repeat customers. To that end, telecommunications, media/entertainment, and cable continue to be the three largest industry weightings in the Fund.

                                     [GRAPH]
               High-Yield Bond Fund     L/B High Yield Bond Index
    5/1/98            10,000                      10,000
   5/31/98             9,987                      10,035
   6/30/98            10,028                      10,071
   7/31/98            10,075                      10,129
   8/31/98             9,309                       9,569
   9/30/98             9,280                       9,613
  10/31/98             9,120                       9,415
  11/30/98             9,802                       9,806
  12/31/98             9,702                       9,817
   1/31/99             9,819                       9,962
   2/28/99             9,884                       9,903
   3/31/99            10,062                       9,998
   4/30/99            10,214                      10,192
   5/31/99             9,992                      10,054
   6/30/99             9,989                      10,033
   7/31/99             9,993                      10,073
   8/31/99             9,925                       9,961
   9/30/99             9,874                       9,889
  10/31/99             9,806                       9,824
  11/30/99            10,090                       9,940
  12/17/99            10,200                      10,051
   1/31/00            10,132                      10,008
   2/29/00            10,123                      10,027
   3/31/00             9,876                       9,817
   4/30/00             9,945                       9,832
   5/31/00             9,777                       9,731
   6/30/00            10,007                       9,930

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Nextel Communications, Inc.                      2.3%             2.2%
Lyondell Chemical Co.                            2.1%             1.5%
Federal-Mogul Corp.                              2.1%             N/A
EchoStar DBS Corp.                               2.0%             1.7%
Charter Communications Holdings, LLC             2.0%             1.3%
NTL Communications Corp.                         1.6%             1.5%
McLeodUSA, Inc.                                  1.6%             0.9%
Lin Holdings Corp.                               1.6%             1.5%
GCI, Inc.                                        1.4%             1.8%
PSINET, Inc.                                     1.4%             1.3%

Average Annual Total Returns*
                                   High-Yield   L/B High-Yield   MorningStar
                                    Bond Fund     Bond Index     Peer Group+
YTD**                                -1.89%         -1.21%         -1.16%
1 Year                                0.17          -1.03          -0.50
Since Inception (5/1/98)              0.03          -0.33           N/A
Fund Composition (as of June 30, 2000)
Credit Quality                 Duration
                 3.30%         Less than 1 Year          3.30%
AAA                 0%         1-3 Years                  .50%
AA                  0%         3-5 Years                 7.60%
A                   0%         5-10 Years               86.10%
BBB               .70%         Greater than 10 Years     2.50%
BB              21.80%
B               69.40%
Below B          4.00%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a High Yield investment style.
**   Year-to-date total returns are not annualized.

                                                    Inception: March 29, 1986

 Managed Fund
 Independence Investment Associates, Inc.                   J. Forelli/J. Leu

 Your balanced fund returned -0.57% during the second quarter of 2000, exceeding the -0.91% return of the benchmark (60% S&P 500, 40% Lehman Brothers Aggregate). Asset Allocation remained at an approximate 60% Equity/40% Fixed Income mix throughout the quarter.
 The equity portion of the fund returned -1.88% in the second quarter of 2000, well ahead of the S&P 500 index return of -2.66%. Since the broadening of the equity market began in March, the equity portion has outperformed its benchmark by over 2.5%. Investments in health care, beverages and financials did well while previous winners in telecom, retail and computer software were weak.
 The domestic fixed income portion of your fund underperformed the Lehman Aggregate Index during the quarter due to its underweight in U.S. Treasury securities and overweight in long maturity corporate bonds relative to the benchmark. Finance and lower-rated corporates bonds underperformed. Your bond fund's international bond exposure was maintained at 17% during the quarter. The exposure to international bonds had a slight negative impact on your fund's performance.
 It is clear that after six interest rate hikes, U.S. economic growth will moderate. With higher than expected initial jobless claims, weakening retails sales and slowing housing starts, consumer confidence is beginning to erode, albeit from a high level. Although we believe that the Fed will be successful in its attempt to achieve a soft landing, we expect the stock and bond markets to remain volatile as investors struggle to assess the outcome. Stock and bond selection will be especially important during this period of uncertainty. With our stock and bond selection skill, valuation discipline and emphasis on diversification, we are extremely well positioned to add value in this environment.
                                     [GRAPH]
                 Managed Fund         Managed Benchmark (1)
  6/29/90           10,000                   10,000
  6/28/91           11,074                   10,910
  6/30/92           12,627                   12,434
  6/30/93           14,211                   14,109
  6/30/94           14,371                   14,103
  6/30/95           16,711                   16,826
  6/28/96           19,226                   19,343
  6/30/97           22,369                   23,350
  6/30/98           27,575                   28,486
  6/30/99           31,052                   32,815
  6/30/00           32,425                   34,924

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Federal National Mortgage Assoc.                9.5%             10.3%
U.S. Treasury                                   4.1%              2.9%
Government National Mortgage Assoc.             3.0%              3.2%
Pfizer, Inc.                                    2.7%              0.5%
General Electric Co.                            2.3%              2.9%
Cisco Systems, Inc.                             2.0%              2.4%
Intel Corp.                                     2.0%              1.6%
Microsoft Corp.                                 1.8%              3.2%
Citigroup, Inc.                                 1.6%              2.1%
Wal-Mart Stores, Inc.                           1.3%              1.4%

Average Annual Total Returns*
                                     Managed      Managed      MorningStar
                                      Fund     Benchmark (1)   Peer Group+
 YTD**                                1.21%        1.45%          1.71%
 1 Year                               4.42         6.43           5.76
 3 Years                             13.17        14.36          10.97
 5 Years                             14.18        15.73          13.50
10 Years                             12.48        13.32          12.01
Top Ten Sectors (as of June 30, 2000)
                        % of                                 % of
                     investments                          investments

Governmental            21.3%       Utility                  3.8%
Technology              19.1%       Retail                   3.7%
Financial               16.6%       Consumer Cyclical        3.3%
Health Care              8.5%       Energy                   2.8%
Capital Equipment        7.0%       Consumer Staple          1.6%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
(1) The Managed Benchmark represents 50% S&P 500/50% Lehman Brothers Government/Corporate Bond from April 1986 to December 1997 then 60% S&P 500/40% Lehman Brothers Government/Corporate Bond from 1998 to April 1998 and now 60% S&P 500/40% Lehman Brothers Aggregate Bond from May 1998 to present.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment style.
**   Year-to-date total returns are not annualized.

                                                 Inception: August 31, 1999

 Aggressive Balanced Fund
 Independence Investment Associates, Inc.                 J. Forelli/J. Leu

 Your balanced fund returned -0.86% during the second quarter of 2000, exceeding the -1.56% return of the benchmark (75% S&P 500, 25% Lehman Brothers Aggregate). Asset Allocation remained at an approximate 75% Equity/25% Fixed Income mix throughout the quarter.
 The equity portion of the fund returned -1.53% in the second quarter of 2000, well ahead of the S&P 500 index return of -2.66%. Since the broadening of the equity market began in March, the equity portion has outperformed its benchmark by almost 3%. Investments in health care, energy and insurance did well while previous winners in telecom, chemicals and computer software were weak.
 The domestic fixed income portion of your fund underperformed the Lehman Aggregate Index during the quarter due to its underweight in U.S. Treasury securities and overweight in long maturity corporate bonds relative to the benchmark. In June we witnessed a change in market sentiment as investors anticipated the end of Fed rate increases and corporates and lower quality bonds outperformed.
 It is clear that after six interest rate hikes, U.S. economic growth will moderate. With higher than expected initial jobless claims, weakening retails sales and slowing housing starts, consumer confidence is beginning to erode, albeit from a high level. Although we believe that the Fed will be successful in its attempt to achieve a soft landing, we expect the stock and bond markets to remain volatile as investors struggle to assess the outcome. Stock and bond selection will be especially important during this period of uncertainty. With our stock and bond selection skill, valuation discipline and emphasis on diversification, we are extremely well positioned to add value in this environment.

                                     [GRAPH]
               Aggressive Balanced Fund    Aggressive Balanced Benchmark (1)
   8/31/99              10,001                            10,000
   9/30/99               9,830                             9,823
  10/31/99              10,274                            10,298
  11/30/99              10,383                            10,455
  12/31/99              10,709                            10,905
   1/31/00              10,222                            10,485
   2/29/00              10,011                            10,367
   3/31/00              10,876                            11,162
   4/30/00              10,679                            10,902
   5/31/00              10,611                            10,733
   6/30/00              10,782                            10,988

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
U.S. Treasury                                    8.4%             5.3%
Federal National Mortgage Assoc.                 7.6%             7.2%
Pfizer, Inc.                                     3.4%             0.5%
General Electric Co.                             3.0%             2.1%
Cisco Systems, Inc.                              2.7%             2.4%
Citigroup, Inc.                                  2.5%             2.4%
Intel Corp.                                      2.5%             1.6%
Microsoft Corp.                                  2.2%             3.5%
Oracle Corp.                                     1.5%             0.8%
Exxon Mobil Corp.                                1.5%             0.8%

Average Annual Total Returns*
                                   Aggressive    Aggressive    MorningStar
                                    Balanced      Balanced        Peer
                                      Fund      Benchmark(1)     Group+
YTD**                                0.68%         0.76%         1.71%
Since Inception (8/31/99)            9.46         11.96          N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                               % of
                    investments                        investments

Technology             24.5%        Retail                5.0%
Governmental           16.1%        Utility               4.2%
Financial              12.5%        Consumer Cyclical     4.1%
Health Care             9.7%        Energy                3.3%
Capital Equipment       7.8%        Basic Material        1.7%
(1) The benchmark represents 75% S&P 500 and 25% Lehman Brothers Aggregate Bond Index.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Global Balanced Fund (Formerly International Balanced Fund)
 Brinson Partners, Inc.                                        Management Team

 The Global Balanced Fund provided a -1.54% return for the second quarter, which outperformed the benchmark return of -3.5%. Peer comparisons are not available at this time.
 The Fund performed well versus the index, although absolute returns were negative for the quarter. Market turbulence, particularly in equities, continued in the 2nd quarter, as aggregate equity indices generally fell across the board. The Fund was weighted in favor of bonds over equities; therefore the weak equity returns added value relative to the passive index. In addition, industry and stock selection were critical during the quarter. The "old economy" value-oriented securities significantly outperformed the "new era" sectors of telecommunication and technology. This was a major contributor to the Fund, as the stock selection was very positive in most of the global markets. In the U.S. market, for example, the predominance of value oriented equity securities, added significant value over the benchmark, and returned positive results relative to a negative index.
 Currency management during the quarter was also a positive contributor as the portfolio was well positioned for the devaluation in the Japanese yen and the U.K. pound.
 Looking forward, our assessment of the aggregate U.S. equity market is that it appears very overvalued, but the distortion is exaggerated due to several industries: technology, media and telecommunications. On the other hand, we find value in the portfolio's overweights in materials, energy and healthcare. From an asset class perspective, we continue to favor bonds over equities, as corporate earnings on a global basis continue to come under tremendous pressure to meet the bold expectations in the face of a slowing economy. In addition, macroeconomic imbalances are also of concern, particularly the current account deficit in America and the budget deficit in Japan.
                                     [GRAPH]
              Global Balanced Fund      Global Balanced Composite Benchmark (1)
   5/1/96            10,000                               10,000
  6/30/96            10,055                                9,941
  6/30/97            11,433                               10,910
  6/30/98            11,915                               11,442
  6/30/99            12,412                               12,280
  6/30/00            12,991                               13,779

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
U.S. Treasury                                   14.9%              N/A
Government of Japan                              4.9%              5.4%
Government of France                             3.8%              6.4%
Republic of Italy                                2.9%              1.8%
Government of Canada                             2.5%              4.7%
CADES                                            2.1%               N/A
Government of Spain                              1.8%              2.3%
Kingdom of Denmark                               1.5%              2.8%
DePfa Deutsche Pfandbriefbank AG                 1.2%              1.8%
Treuhandanstalt                                  1.2%              2.0%

Average Annual Total Returns*
                           Global Balanced      Global Balanced      MorningStar
                                Fund        Composite Benchmark (1)  Peer Group+
YTD**                          -4.38%                -3.31%            -0.14%
1 Year                          4.66                 12.21              7.55
3 Years                         4.35                  8.09              7.34
Since Inception (5/1/96)        6.48                  8.00              N/A
Top Ten Countries (as of June 30, 2000)
                       % of                               % of
                    investments                        investments

Japan                  14.3%          Canada               3.3%
France                  8.6%          Australia            2.7%
United Kingdom          7.0%          Spain                2.7%
Germany                 4.4%          Netherlands          2.6%
Italy                   3.8%          Sweden               1.9%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
(1) International Balanced Composite Index: 65% Morgan Stanley Capital International World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index excluding US Taxes. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a 65% weighting of the World Stock, Large Cap style, a 12% weighting of the General Bond Intermediate style and a 23% weighting of the International Bond style. Prior to May 2000 (concurrent with the Fund's strategy change), the peer group represents the International Hybrid investment style.
**   Year-to-date total returns are not annualized.

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                               Large    Fundamental                              Emerging
                                Cap       Mid Cap   Aggressive  Active    Core   Markets   International  International
                               Growth     Growth     Balanced    Bond     Bond    Equity   Equity Index  Opportunities II
                             ---------- ----------- ---------- --------  ------  --------  ------------- ----------------
ASSETS
Long Term Investments at
cost........................ $1,154,089   $22,174    $13,569   $776,879  $4,847  $46,720     $184,598        $23,392
Net unrealized appreciation
(depreciation) of
investments.................    330,379     5,145        693    (11,759)     (6)     130       39,711          1,064
Short-Term Investments at
market......................     38,005     4,374      1,536     70,698            1,422        5,445          1,862
                             ----------   -------    -------   --------  ------  -------     --------        -------
 Total Investments..........  1,522,473    31,693     15,798    835,818   4,841   48,272      229,754         26,318
Cash........................                                      1,972     103      103                       1,587
Receivable for:
 Investments sold...........    117,860     1,372
 Fund shares sold...........                             453      5,304              307          423            494
 Interest...................          7         1         39     11,559      51
 Dividends..................        538         3         10                          58          417             44
 Futures contracts daily
 variation..................                                                                       36
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................                                                                                      14
 Other assets...............
                             ----------   -------    -------   --------  ------  -------     --------        -------
 TOTAL ASSETS...............  1,640,878    33,069     16,300    854,653   4,995   48,740      230,630         28,457
LIABILITIES
Payables for:
 Investments purchased......    145,872     1,230      1,547     32,843              239                       2,340
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................
 Unrealized depreciation in
 forward foreign currency
 contracts..................                                                           3           31
 Other liabilities..........        121        10          9        187               26          186             15
                             ----------   -------    -------   --------  ------  -------     --------        -------
 TOTAL LIABILITIES..........    145,993     1,240      1,556     33,030              268          217          2,355
                             ----------   -------    -------   --------  ------  -------     --------        -------
NET ASSETS.................. $1,494,885   $31,829    $14,744   $821,623  $4,995  $48,472     $230,413        $26,102
                             ==========   =======    =======   ========  ======  =======     ========        =======
Shares of beneficial
interest outstanding........     51,798     1,872      1,392     89,883     500    4,245       12,459          2,174
                             ----------   -------    -------   --------  ------  -------     --------        -------
Net asset value per share... $    28.86   $ 17.00    $ 10.59   $   9.14  $ 9.99  $ 11.42     $  18.49        $ 12.00
                             ==========   =======    =======   ========  ======  =======     ========        =======
Composition of net assets:
 Capital Paid in............  1,009,610    26,239     14,073    869,091   5,000   44,915      188,849         22,556
 Accumulated net realized
 gain (loss) on investments.    154,896       489        (22)   (40,869)           3,494        1,992          2,453
 Undistributed (distribution
 in excess of) net
 investment income..........                  (44)                5,160       1      (64)         (29)            15
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................    330,379     5,145        693    (11,759)     (6)     130       39,711          1,064
 Foreign currency
 translation................                                                          (3)         (31)            14
 Futures contracts..........                                                                      (79)
                             ----------   -------    -------   --------  ------  -------     --------        -------
Net Assets.................. $1,494,885   $31,829    $14,744   $821,623  $4,995  $48,472     $230,413        $26,102
                             ==========   =======    =======   ========  ======  =======     ========        =======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             International Small Cap   Global   Mid Cap   Mid Cap Large Cap  Large Cap  American Leaders
                                Equity      Growth    Balanced   Growth    Blend    Value    Value CORE Large Cap Value
                             ------------- ---------  --------  --------  ------- ---------  ---------- ----------------
ASSETS
Long Term Investments at
cost........................    $12,975    $238,508   $29,017   $473,175  $8,955  $156,822    $ 9,868
Net unrealized appreciation
(depreciation) of
investments.................        981      45,192       155     52,732     745    (5,267)      (393)
Short-Term Investments at
market......................      1,200       7,215       894     25,391     250     6,255        600        $4,930
                                -------    --------   -------   --------  ------  --------    -------        ------
 Total Investments..........     15,156     290,915    30,066    551,298   9,950   157,810     10,075         4,930
Cash........................        298           1       294         29      15       185        176            71
Receivable for:
 Investments sold...........                  2,252               45,364      89       900         56
 Fund shares sold...........        202                    78
 Interest...................                      1       223
 Dividends..................         25                    43                  8       332         15
 Futures contracts daily
 variation..................                                                                        5
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................          3                   101                            2
 Other assets...............
                                -------    --------   -------   --------  ------  --------    -------        ------
 TOTAL ASSETS...............     15,684     293,169   $30,805    596,691  10,062   159,229     10,327         5,001
LIABILITIES
Payables for:
 Investments purchased......      1,535       2,235       272     28,822     309       285
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................
 Unrealized depreciation in
 forward foreign currency
 contracts..................
 Other liabilities..........          9           2        19         81       5        57          6
                                -------    --------   -------   --------  ------  --------    -------        ------
 TOTAL LIABILITIES..........      1,544       2,237       291     28,903     314       342          6
                                -------    --------   -------   --------  ------  --------    -------        ------
NET ASSETS..................    $14,140    $290,932   $30,514   $567,788  $9,748  $158,887    $10,321        $5,001
                                =======    ========   =======   ========  ======  ========    =======        ======
Shares of beneficial
interest outstanding........      1,215      14,427     3,023     20,266     807    12,192      1,070           500
                                -------    --------   -------   --------  ------  --------    -------        ------
Net asset value per share...    $ 11.64    $  20.17   $ 10.09   $  28.02  $12.08  $  13.03    $  9.64        $10.00
                                =======    ========   =======   ========  ======  ========    =======        ======
Composition of net assets:
 Capital Paid in............     12,513     232,945    30,429    434,538   8,529   160,372     10,676         5,000
 Accumulated net realized
 gain (loss) on investments.        617      13,441        70     81,808     474     3,747         45
 Undistributed (distribution
 in excess of) net
 investment income..........         26        (646)     (241)    (1,290)               35                        1
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................        981      45,192       155     52,732     745    (5,267)      (393)
 Foreign currency
 translation................          3                   101
 Futures contracts..........                                                                       (7)
                                -------    --------   -------   --------  ------  --------    -------        ------
Net Assets..................    $14,140    $290,932   $30,514   $567,788  $9,748  $158,887    $10,321        $5,001
                                =======    ========   =======   ========  ======  ========    =======        ======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             Large/Mid  Money   Mid Cap  Small/Mid   Bond        Large Cap     Small/Mid Small/Mid
                             Cap Value  Market   Value   Cap Growth  Index   Aggressive Growth Cap CORE  Cap Value
                             --------- -------- -------  ---------- -------  ----------------- --------- ---------
ASSETS
Long Term Investments at
cost........................  $8,258            $90,206   $162,267  $46,923       $22,281       $14,900   $ 9,633
Net unrealized appreciation
(depreciation) of
investments.................     (78)             5,736     16,477   (1,649)        2,422         1,477       377
Short-Term Investments at
market......................     455   $416,264   1,715      7,413    1,185           342                     454
                              ------   -------- -------   --------  -------       -------       -------   -------
 Total Investments..........   8,635    416,264  97,657    186,157   46,459        25,045        16,377    10,464
Cash........................                  1     146                                             137
Receivable for:
 Investments sold...........     249              1,257                                91
 Fund shares sold...........                                 9,119                                            208
 Interest...................              1,617                  2      792
 Dividends..................      12                105         30                      4            15        11
 Futures contracts daily
 variation..................
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................
 Other assets...............
                              ------   -------- -------   --------  -------       -------       -------   -------
 TOTAL ASSETS...............   8,896    417,882  99,165   $195,308   47,251        25,140        16,529    10,683
LIABILITIES
Payables for:
 Investments purchased......     430              2,316      8,748       99           201                     439
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................
 Unrealized depreciation in
 forward foreign currency
 contracts..................
 Other liabilities..........       5        133      36        413       30            12             7         5
                              ------   -------- -------   --------  -------       -------       -------   -------
 TOTAL LIABILITIES..........     435        133   2,352      9,161      129           213             7       444
                              ------   -------- -------   --------  -------       -------       -------   -------
NET ASSETS..................  $8,461   $417,749 $96,813   $186,147  $47,122       $24,927       $16,522   $10,239
                              ======   ======== =======   ========  =======       =======       =======   =======
Shares of beneficial
interest outstanding........     837     41,774   7,183     12,218    5,040         2,043         1,606       856
                              ------   -------- -------   --------  -------       -------       -------   -------
Net asset value per share...  $10.11   $  10.00 $ 13.48   $  15.24  $  9.35       $ 12.20       $ 10.29   $ 11.97
                              ======   ======== =======   ========  =======       =======       =======   =======
Composition of net assets:
 Capital Paid in............   8,453    417,749  98,166    166,095   49,343        22,163        15,351     8,936
 Accumulated net realized
 gain (loss) on investments.      84             (7,085)     3,751     (578)          385          (307)      921
 Undistributed (distribution
 in excess of) net
 investment income..........       2                 (4)      (176)       6           (43)            1         5
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................     (78)             5,736     16,477   (1,649)        2,422         1,477       377
 Foreign currency
 translation................
 Futures contracts..........
                              ------   -------- -------   --------  -------       -------       -------   -------
Net Assets..................  $8,461   $417,749 $96,813   $186,147  $47,122       $24,927       $16,522   $10,239
                              ======   ======== =======   ========  =======       =======       =======   =======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                               Real                           Short-    Small                            High
                              Estate    Growth &               Term      Cap    International  Equity    Yield   Global
                              Equity     Income    Managed     Bond     Value   Opportunities  Index     Bond     Bond
                             --------  ---------- ----------  -------  -------  ------------- --------  -------  -------
ASSETS
Long Term Investments at
cost........................ $129,027  $3,183,516 $2,810,271  $69,580  $71,814    $ 83,210    $421,836  $25,506  $60,195
Net unrealized appreciation
(depreciation) of
investments.................   11,195     753,365    381,124   (1,144)  (1,681)     15,128      84,206   (1,719)  (1,510)
Short-Term Investments at
market......................    3,369      56,430    376,055    5,035    1,737       3,349         934    1,526    5,245
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
 Total Investments..........  143,591   3,993,311  3,567,450   73,471   71,870     101,687     506,976   25,313   63,930
Cash........................                           7,126                           649          68               499
Receivable for:
 Investments sold...........
 Fund shares sold...........                         107,134                           141         261      112
 Securities lending
 interest...................
 Interest...................                   11     13,877    1,145                                       610      833
 Dividends..................       44       3,325      1,584                99         154         457
 Futures contracts daily
 variation..................                              36                                       106
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................
 Other assets...............
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
 TOTAL ASSETS...............  143,635   3,996,647  3,697,207   74,616   71,969     102,631     507,868   26,035   65,262
LIABILITIES
Payables for:
 Investments purchased......                         469,797      751                  123       1,216      713
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................                                                                                          37
 Unrealized depreciation in
 forward foreign currency
 contracts..................                           7,961                             2                         1,441
 Other liabilities..........       63         389        277       58       16          64         226       20       20
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
 TOTAL LIABILITIES..........       63         389    478,035      809       16         189       1,442      733    1,498
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
NET ASSETS.................. $143,572  $3,996,258 $3,219,172  $73,807  $71,953    $102,442    $506,426  $25,302  $63,764
                             ========  ========== ==========  =======  =======    ========    ========  =======  =======
Shares of beneficial
interest outstanding........   11,324     201,605    209,089    7,608    6,571       7,048      25,019    2,995    6,396
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
Net asset value per share... $  12.68  $    19.82 $    15.40  $  9.70  $ 10.95    $  14.53    $  20.24  $  8.45  $  9.97
                             ========  ========== ==========  =======  =======    ========    ========  =======  =======
Composition of net assets:
 Capital Paid in............  139,010   2,809,455  2,664,588   76,781   76,714      85,224     418,053   27,622   65,657
 Accumulated net realized
 gain (loss) on investments.   (7,512)    431,954    170,864   (1,918)  (3,031)      2,111       3,338     (604)     170
 Undistributed
 (distributions in excess
 of) net investment income..      879       1,484     10,269       88      (49)        (18)      1,119        3      966
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................   11,195     753,365    381,124   (1,144)  (1,681)     15,128      84,206   (1,719)  (1,510)
 Foreign currency
 translation................                          (7,961)                           (3)                       (1,441)
 Futures contracts..........                             288                                      (290)              (78)
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
Net Assets.................. $143,572  $3,996,258 $3,219,172  $73,807  $71,953    $102,442    $506,426  $25,302  $63,764
                             ========  ========== ==========  =======  =======    ========    ========  =======  =======

See notes to financial statements.

STATEMENT OF OPERATIONS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
For the period ended June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap  Fundmental Mid Aggressive  Active    Core Bond      Emerging    International
                              Growth      Cap Growth    Balanced    Bond    Portfolio(*) Markets Equity Equity Index
                             ---------  -------------- ---------- --------  ------------ -------------- -------------
INVESTMENT INCOME
 Income
 Interest........            $    516       $   30        $107    $ 30,458      $ 1         $    75       $    187
 Dividends (Note
 B)..............               3,728            8          60                                  194          2,011
 Securities
 lending.........                  70                                  117                                      77
                             --------       ------        ----    --------      ---         -------       --------
                                4,314           38         167      30,575        1             269          2,275
 Expenses
 Investment
 advisory fee
 (Note C)........               2,475           73          43       1,026                      277            184
 Auditors fees...                  31            1           1          18                        2              8
 Custodian fees..                 118            9          14         116                      267            165
 Fidelity bond
 fees............
 Legal fees......                   7                                    4                                       2
 Printing &
 mailing fees....                 137            1           1         144                        3             42
 Trustees fees...                   6                                    4                                       2
 Other fees......                   3                                    2                                       3
                             --------       ------        ----    --------      ---         -------       --------
                                2,777           84          59       1,314                      549            406
 Less expenses
 reimbursed
 (Note C)........                                2           9                                  249            105
                             --------       ------        ----    --------      ---         -------       --------
                                2,777           82          50       1,314                      300            301
                             --------       ------        ----    --------      ---         -------       --------
Net Investment
Income/(Loss)....               1,537          (44)        117      29,261        1             (31)         1,974
REALIZED AND
UNREALIZED
GAIN/(LOSS) ON
INVESTMENTS
 Net realized
 gain/(loss) on
 sales of
 investments.....             118,236          230         (56)    (14,036)                   3,706          2,495
 Increase in
 unrealized
 appreciation/(depreciation)
 of:
 Investments.....             (40,230)       2,966          78      12,079       (6)         (8,156)       (16,153)
 Foreign
 currency
 translation.....                                                                               145             (8)
 Futures.........                                                     (177)                                   (468)
                             --------       ------        ----    --------      ---         -------       --------
 Net realized and
 unrealized
 gain/(loss) on
 investments.....              78,006        3,196          22      (2,134)      (6)         (4,305)       (14,134)
                             --------       ------        ----    --------      ---         -------       --------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......            $ 79,543       $3,152        $139    $ 27,127      $(5)        $(4,336)      $(12,160)
                             ========       ======        ====    ========      ===         =======       ========
                              International
                             Opportunities II
                             ----------------
INVESTMENT INCOME
 Income
 Interest........                $    45
 Dividends (Note
 B)..............                    392
 Securities
 lending.........
                             ----------------
                                     437
 Expenses
 Investment
 advisory fee
 (Note C)........                    109
 Auditors fees...                      1
 Custodian fees..                     33
 Fidelity bond
 fees............
 Legal fees......
 Printing &
 mailing fees....                      1
 Trustees fees...
 Other fees......
                             ----------------
                                     144
 Less expenses
 reimbursed
 (Note C)........                     23
                             ----------------
                                     121
                             ----------------
Net Investment
Income/(Loss)....                    316
REALIZED AND
UNREALIZED
GAIN/(LOSS) ON
INVESTMENTS
 Net realized
 gain/(loss) on
 sales of
 investments.....                  2,798
 Increase in
 unrealized
 appreciation/(depreciation)
 of:
 Investments.....                 (3,120)
 Foreign
 currency
 translation.....                     14
 Futures.........
                             ----------------
 Net realized and
 unrealized
 gain/(loss) on
 investments.....                   (308)
                             ----------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......                $     8
                             ================

(*) Commenced investment operations on June 30, 2000.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
For the period ended June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             International Small Cap   Global    Mid Cap   Mid Cap Large Cap Large Cap  American Leaders
                                Equity      Growth    Balanced   Growth     Blend    Value   Value CORE  Large Cap (*)
                             ------------- ---------  --------  ---------  ------- --------- ---------- ----------------
INVESTMENT INCOME
 Income
 Interest...................     $  21     $    138   $   374   $     668   $  7    $   177    $  12          $ 1
 Dividends (Note B).........       107           40       168          71     37      2,136      109
 Securities lending.........                    194                   281                19
                                 -----     --------   -------   ---------   ----    -------    -----          ---
                                   128          372       542       1,020     44      2,332      121            1
 Expenses
 Investment advisory fee
 (Note C)...................        65          947       126       2,216     27        567       30
 Auditors fees..............                      6         1          17                10
 Custodian fees.............        31           53        39          61     11         58       20
 Fidelity bond fees.........
 Legal fees.................                      2                     4                 2
 Printing & mailing fees....         1            8        13           6     12                  12
 Trustees fees..............                      1                     4                 2
 Other fees.................                      1                     2                 1
                                 -----     --------   -------   ---------   ----    -------    -----          ---
                                    97        1,018       179       2,310     50        640       62
 Less expenses reimbursed
 (Note C)...................        25                     38                 19                  28
                                 -----     --------   -------   ---------   ----    -------    -----          ---
                                    72        1,018       141       2,310     31        640       34
                                 -----     --------   -------   ---------   ----    -------    -----          ---
Net Investment
Income/(Loss)...............        56         (646)      401      (1,290)    13      1,692       87            1
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain on sales
 of investments.............       607       14,370       219      73,569    410      3,869       54
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................      (972)     (13,491)   (2,117)   (117,620)   439     (9,376)    (462)
 Foreign currency
 translation................         3                    169                                    (15)
 Futures....................       (20)
                                 -----     --------   -------   ---------   ----    -------    -----          ---
 Net realized and unrealized
 gain/(loss) on investments.      (382)         879    (1,729)    (44,051)   849     (5,507)    (423)
                                 -----     --------   -------   ---------   ----    -------    -----          ---
 Net increase/(decrease) in
 net assets resulting from
 operations.................     $(326)    $    233   $(1,328)  $ (45,341)  $862    $(3,815)   $(336)         $ 1
                                 =====     ========   =======   =========   ====    =======    =====          ===

(*) Commenced investment operations on June 30, 2000.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
For the period ended June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             Large/Mid Cap  Money  Mid Cap Small/Mid   Bond       Large Cap     Small/Mid Cap Small/Mid Cap
                                 Value     Market   Value  Cap Growth Index   Aggressive Growth     CORE          Value
                             ------------- ------- ------- ---------- ------  ----------------- ------------- -------------
INVESTMENT INCOME
 Income
 Interest..................      $   6     $12,570 $  104   $   198   $1,484        $ 16            $  21        $    6
 Dividends (Note B)........         68                497       335                   41               66            37
 Securities lending........                            22        43
                                 -----     ------- ------   -------   ------        ----            -----        ------
                                    74      12,570    623       576    1,484          57               87            43
 Expenses
 Investment advisory fee
 (Note C)..................         34         510    371       664       31          90               53            34
 Auditors fees.............                     21      3         6        2           1
 Custodian fees............         13          56     22        39       24          13               42            16
 Fidelity bond fees........
 Legal fees................                      5      1         1
 Printing & mailing fees...          1          20     20        57       31           2                1             1
 Trustees fees.............                      4                1
 Other fees................                      1                1
                                 -----     ------- ------   -------   ------        ----            -----        ------
                                    48         617    417       769       88         106               96            51
 Less expenses reimbursed
 (Note C)..................         11                           17       36           6               36            13
                                 -----     ------- ------   -------   ------        ----            -----        ------
                                    37         617    417       752       52         100               60            38
                                 -----     ------- ------   -------   ------        ----            -----        ------
Net Investment
Income/(Loss)..............         37      11,953    206      (176)   1,432         (43)              27             5
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss)
 on sales of investments...         88              4,175     4,031     (387)        360             (272)          918
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments...............       (298)               730    10,711      618         302              635           297
 Foreign currency
 translation...............
 Futures...................                                                                            (7)
                                 -----     ------- ------   -------   ------        ----            -----        ------
 Net realized and
 unrealized gain/(loss) on
 investments...............       (210)             4,905    14,742      231         662              356         1,215
                                 -----     ------- ------   -------   ------        ----            -----        ------
 Net increase/(decrease) in
 net assets resulting from
 operations................      $(173)    $11,953 $5,111   $14,566   $1,663        $619            $ 383        $1,220
                                 =====     ======= ======   =======   ======        ====            =====        ======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
For the period ended June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             Real Estate Growth &              Short-Term Small Cap International Equity   High Yield Global
                               Equity     Income     Managed      Bond      Value   Opportunities  Index      Bond     Bond
                             ----------- ---------  ---------  ---------- --------- ------------- -------  ---------- -------
 INVESTMENT INCOME
 Income
 Interest............          $    80   $   1,595  $  41,712    $2,351     $ 43       $   157    $    26   $   982   $ 1,826
 Dividends (Note B)..            3,228      23,833     11,766                794           690      3,047         3
 Securities lending..                          170        275         2                     22                             14
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
                                 3,308      25,598     53,753     2,353      837           869      3,073       985     1,840
 Expenses
 Investment advisory
 fee (Note C)........              388       4,969      5,229       105      275           397        315        70       227
 Auditors fees.......                9         115         79         1        2             3         27         1         2
 Custodian fees......               38         404        338         5       27           105        134        24        29
 Fidelity bond fees..                            2          1
 Legal fees..........                2          26         18                  1             1          6
 Printing & mailing
 fees................               14         341        351        29        8            15         55        15         4
 Trustees fees.......                1          23         15                  1             1          5
 Other fees..........                           10          7                                           8
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
                                   452       5,890      6,038       140      314           522        550       110       262
 Less expenses
 reimbursed (Note
 C)..................                                                          4            78                   29         4
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
                                   452       5,890      6,038       140      310           444        550        81       258
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
Net Investment
Income...............            2,856      19,708     47,715     2,213      527           425      2,523       904     1,582
REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized
 gain/(loss) on sales
 of investments......           (2,036)    359,891    128,528      (358)     605         2,219      4,203      (326)    1,493
 Increase in
 unrealized
 appreciation/(depreciation)
 of:
 Investments.........           15,745    (404,282)  (127,641)      249     (254)       (6,402)    (7,451)     (930)    1,848
 Foreign currency
 translation.........                                 (14,327)                               2                         (2,715)
 Futures.............                                     287                                        (645)               (167)
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
 Net realized and
 unrealized
 gain/(loss) on
 investments.........           13,709     (44,391)   (13,153)     (109)     351        (4,181)    (3,893)   (1,256)      459
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations..........          $16,565   $ (24,683) $  34,562    $2,104     $878       $(3,756)   $(1,370)  $  (352)  $ 2,041
                               =======   =========  =========    ======     ====       =======    =======   =======   =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                 Large Cap Growth         Fundamental Mid Cap Growth          Aggressive Balanced
                             ------------------------- -------------------------------- --------------------------------
                              Unaudited                 Unaudited                        Unaudited
                              Six-Month                 Six-Month       Period from      Six-Month       Period from
                             Period Ended  Year Ended  Period Ended August 31, 1999 (*) Period Ended August 31, 1999 (*)
                               June 30,   December 31,   June 30,     to December 31,     June 30,     to December 31,
                                 2000         1999         2000            1999             2000            1999
                             ------------ ------------ ------------ ------------------- ------------ -------------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...             $    1,537   $    4,048    $   (44)         $  (11)         $   117          $    60
 Net realized
 gain/(loss) on
 sales of
 investments.....                118,236      246,459        230             786              (56)              73
 Change in net
  unrealized
  appreciation/(depreciation)
  of:
  Investments....                (40,230)      20,524      2,966           2,179               78              615
  Foreign
  currency
  translation....
  Futures........
                              ----------   ----------    -------          ------          -------          -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                 79,543      271,031      3,152           2,954              139              748
Distributions to
Shareholders
From:
 Net investment
 income..........                 (1,660)      (3,925)                                       (121)             (56)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                            (208,789)                      (516)                              (39)
 In excess of
 realized gain...
 Capital paid in.
                              ----------   ----------    -------          ------          -------          -------
 Decrease in net
 assets
 resulting from
 distributions...                 (1,660)    (212,714)                      (516)            (121)             (95)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                125,330      154,558     20,541           6,365            2,842           11,694
 Distributions
 reinvested......                  1,660      212,714                        516              121               95
 Payment for
 shares redeemed.                (92,461)    (169,880)    (1,039)           (144)            (120)            (559)
                              ----------   ----------    -------          ------          -------          -------
 Increase/(decrease)
 from trust
 share
 transactions....                 34,529      197,392     19,502           6,737            2,843           11,230
                              ----------   ----------    -------          ------          -------          -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                112,412      255,709     22,654           9,175            2,861           11,883
NET ASSETS
 Beginning of
 Period..........              1,382,473    1,126,764      9,175                           11,883
                              ----------   ----------    -------          ------          -------          -------
 End of Period...             $1,494,885   $1,382,473    $31,829          $9,175          $14,744          $11,883
                              ==========   ==========    =======          ======          =======          =======
Analysis of Trust
Share
Transactions:
 Sold............                  4,559        5,540      1,296             608              273            1,164
 Reinvested......                     60        8,043                         41               12                9
 Redeemed........                 (3,401)      (6,019)       (60)            (13)             (12)             (54)
                              ----------   ----------    -------          ------          -------          -------
Net
increase/(decrease)
in shares
outstanding......                  1,218        7,564      1,236             636              273            1,119
                              ==========   ==========    =======          ======          =======          =======
                                   Active Bond
                             ------------------------
                              Unaudited
                              Six-Month
                             Period Ended Year Ended
                               June 30,    December
                                 2000      31, 1999
                             ------------ -----------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...             $  29,261   $  61,745
 Net realized
 gain/(loss) on
 sales of
 investments.....               (14,036)    (25,838)
 Change in net
  unrealized
  appreciation/(depreciation)
  of:
  Investments....                12,079     (44,681)
  Foreign
  currency
  translation....
  Futures........                  (177)        177
                             ------------ -----------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                27,127      (8,597)
Distributions to
Shareholders
From:
 Net investment
 income..........               (25,528)    (65,478)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....
 In excess of
 realized gain...
 Capital paid in.
                             ------------ -----------
 Decrease in net
 assets
 resulting from
 distributions...               (25,528)    (65,478)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                44,779      86,852
 Distributions
 reinvested......                25,528      65,478
 Payment for
 shares redeemed.              (100,569)   (135,090)
                             ------------ -----------
 Increase/(decrease)
 from trust
 share
 transactions....               (30,262)     17,240
                             ------------ -----------
NET
INCREASE/(DECREASE)
IN NET ASSETS....               (28,663)    (56,835)
NET ASSETS
 Beginning of
 Period..........               850,286     907,121
                             ------------ -----------
 End of Period...             $ 821,623   $ 850,286
                             ============ ===========
Analysis of Trust
Share
Transactions:
 Sold............                 4,913       9,038
 Reinvested......                 2,806       6,931
 Redeemed........               (11,036)    (14,198)
                             ------------ -----------
Net
increase/(decrease)
in shares
outstanding......                (3,317)      1,771
                             ============ ===========

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                 Core Bond        Emerging Markets Equity     International Equity Index
                             ----------------- ----------------------------- -----------------------------
                                 Unaudited
                                Period from       Unaudited                     Unaudited
                             June 30, 2000 (*) Six-Month Period  Year Ended  Six-Month Period  Year Ended
                                to June 30,     Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000              2000           1999           2000           1999
                             ----------------- ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                 $    1           $    (31)      $     27       $  1,974       $  2,404
 Net realized
 gain/(loss) on
 sales of
 investments.....                                     3,706          1,607          2,495          4,750
 Change in net
  unrealized
  appreciation/(depreciation)
  of
  Investments....                     (6)            (8,156)         9,598        (16,153)        48,346
  Foreign
  currency
  translation....                                       145           (142)            (8)          (133)
  Futures........                                                                    (468)           517
                                  ------           --------       --------       --------       --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                     (5)            (4,336)        11,090        (12,160)        55,884
Distributions to
Shareholders
From:
 Net investment
 income..........                                                      (17)        (1,997)        (2,382)
 In excess of net
 investment
 income..........                                                      (44)
 Realized gain on
 investments.....                                                     (250)                       (4,633)
 In excess of
 realized gain...                                                     (936)                         (583)
 Capital paid in.
                                  ------           --------       --------       --------       --------
 Decrease in net
 assets
 resulting from
 distributions...                                                   (1,247)        (1,997)        (7,598)
Capital
Contribution                                                           445
Trust Share
Transactions
 Proceeds from
 shares sold.....                  5,000             43,546         29,538         34,827         62,080
 Distributions
 reinvested......                                                    1,247          1,997          7,598
 Payment for
 shares redeemed.                                   (23,334)       (15,787)       (36,271)       (47,084)
                                  ------           --------       --------       --------       --------
 Increase from
 trust share
 transactions....                  5,000             20,212         14,998            553         22,594
                                  ------           --------       --------       --------       --------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                  4,995             15,876         25,286        (13,604)        70,880
NET ASSETS
 Beginning of
 Period..........                      0             32,596          7,310        244,017        173,137
                                  ------           --------       --------       --------       --------
 End of Period...                 $4,995           $ 48,472       $ 32,596       $230,413       $244,017
                                  ======           ========       ========       ========       ========
Analysis of Trust
Share
Transactions:
 Sold............                    500              3,522          3,232          1,871          3,668
 Reinvested......                                                      113            108            428
 Redeemed........                                    (1,935)        (1,719)        (1,941)        (2,802)
                                  ------           --------       --------       --------       --------
Net
increase/(decrease)
in shares
outstanding......                    500              1,587          1,626             38          1,294
                                  ======           ========       ========       ========       ========
                              International Opportunities
                                          II
                             -----------------------------
                                Unaudited
                             Six-Month Period  Year Ended
                              Ended June 30,  December 31,
                                   2000           1999
                             ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $   316        $   168
 Net realized
 gain/(loss) on
 sales of
 investments.....                  2,798            (24)
 Change in net
  unrealized
  appreciation/(depreciation)
  of
  Investments....                 (3,120)         4,008
  Foreign
  currency
  translation....                     14
  Futures........
                             ---------------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                      8          4,152
Distributions to
Shareholders
From:
 Net investment
 income..........                   (298)          (122)
 In excess of net
 investment
 income..........                                   (65)
 Realized gain on
 investments.....
 In excess of
 realized gain...
 Capital paid in.
                             ---------------- ------------
 Decrease in net
 assets
 resulting from
 distributions...                   (298)          (187)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  6,306          4,747
 Distributions
 reinvested......                    298            187
 Payment for
 shares redeemed.                 (2,523)        (1,869)
                             ---------------- ------------
 Increase from
 trust share
 transactions....                  4,081          3,065
                             ---------------- ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                  3,791          7,030
NET ASSETS
 Beginning of
 Period..........                 22,311         15,281
                             ---------------- ------------
 End of Period...                $26,102        $22,311
                             ================ ============
Analysis of Trust
Share
Transactions:
 Sold............                    521            447
 Reinvested......                     25             18
 Redeemed........                   (211)          (174)
                             ---------------- ------------
Net
increase/(decrease)
in shares
outstanding......                    335            291
                             ================ ============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                    International Equity               Small Cap Growth               Global Balanced
                             ----------------------------------- ----------------------------- -----------------------------
                                Unaudited        Period from        Unaudited                     Unaudited
                             Six-Month Period August 31, 1999(*) Six-Month Period  Year Ended  Six-Month Period  Year Ended
                              Ended June 30,   to December 31,    Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000             1999               2000           1999           2000           1999
                             ---------------- ------------------ ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $    56           $     7           $   (646)      $   (679)      $   401        $   813
 Net realized
 gain on sales of
 investments.....                    607               190             14,370         24,283           219          1,839
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                   (972)            1,953            (13,491)        41,804        (2,117)          (519)
  Foreign
  currency
  translation....                      3                                                               169           (606)
  Futures........                    (20)               20
                                 -------           -------           --------       --------       -------        -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                   (326)            2,170                233         65,408        (1,328)         1,527
Distributions to
Shareholders
From:
 Net investment
 income..........                    (30)              (12)                                           (419)          (565)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                     (175)                          (21,491)                      (1,836)
 In excess of
 realized gain...
 Capital paid in.                                                                                                    (230)
                                 -------           -------           --------       --------       -------        -------
  Decrease in
  net assets
  resulting from
  distributions..                    (30)             (187)                          (21,491)         (419)        (2,631)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  2,306            10,447            163,193         66,717         5,133          6,406
 Distributions
 reinvested......                     30               187                            21,491           419          2,631
 Payment for
 shares redeemed.                   (270)              (11)           (52,064)       (27,404)       (4,868)        (6,772)
                                 -------           -------           --------       --------       -------        -------
 Increase from
 trust share
 transactions....                  2,066            10,447            111,129         60,804           684          2,265
                                 -------           -------           --------       --------       -------        -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                  1,710            12,430            111,362        104,721        (1,063)         1,161
NET ASSETS
 Beginning of
 Period..........                 12,430                 0            179,570         74,849        31,577         30,416
                                 -------           -------           --------       --------       -------        -------
 End of Period...                $14,140           $12,430           $290,932       $179,570       $30,514        $31,577
                                 =======           =======           ========       ========       =======        =======
Analysis of Trust
Share
Transactions:
 Sold............                    195             1,024              7,726          4,233           510            590
 Reinvested......                      3                17                             1,245            42            251
 Redeemed........                    (23)               (1)            (2,693)        (1,847)         (479)          (625)
                                 -------           -------           --------       --------       -------        -------
Net increase in
shares
outstanding......                    175             1,040              5,033          3,631            73            216
                                 =======           =======           ========       ========       =======        =======
                                    Mid Cap Growth
                             -----------------------------
                                Unaudited
                             Six-Month Period  Year Ended
                              Ended June 30,  December 31,
                                   2000           1999
                             ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $ (1,290)      $ (1,351)
 Net realized
 gain on sales of
 investments.....                  73,569         55,989
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                (117,620)       148,557
  Foreign
  currency
  translation....                                    (33)
  Futures........
                             ---------------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                 (45,341)       203,162
Distributions to
Shareholders
From:
 Net investment
 income..........
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                (46,186)
 In excess of
 realized gain...
 Capital paid in.
                             ---------------- ------------
  Decrease in
  net assets
  resulting from
  distributions..                                (46,186)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                 221,650        192,846
 Distributions
 reinvested......                                 46,186
 Payment for
 shares redeemed.                 (61,458)       (37,156)
                             ---------------- ------------
 Increase from
 trust share
 transactions....                 160,192        201,876
                             ---------------- ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                 114,851        358,852
NET ASSETS
 Beginning of
 Period..........                 452,937         94,085
                             ---------------- ------------
 End of Period...                $567,788       $452,937
                             ================ ============
Analysis of Trust
Share
Transactions:
 Sold............                   7,143          9,353
 Reinvested......                                  1,749
 Redeemed........                  (2,373)        (1,830)
                             ---------------- ------------
Net increase in
shares
outstanding......                   4,770          9,272
                             ================ ============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                           Mid Cap                          Large Cap
                                            Blend                             Value
                             ------------------------------------ -----------------------------
                                Unaudited         Period from        Unaudited
                             Six-Month Period August 31, 1999 (*) Six-Month Period  Year Ended
                              Ended June 30,    to December 31,    Ended June 30,  December 31,
                                   2000              1999               2000           1999
                             ---------------- ------------------- ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations:
 Net investment
 income..........                 $   13            $   14            $  1,692       $  2,774
 Net realized
 gain on sales of
 investments.....                    410               268               3,869          7,671
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                    439               306              (9,376)        (7,556)
  Foreign
  currency
  translation....
  Futures........
                                  ------            ------            --------       --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                    862               588              (3,815)         2,889
Distributions to
Shareholders
From:
 Net investment
 income..........                    (14)              (13)             (1,733)        (2,733)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                     (204)                            (7,756)
 In excess of
 realized gain...                                                                         (28)
Capital paid in..
                                  ------            ------            --------       --------
 Decrease in net
 assets
 resulting from
 distributions...                    (14)             (217)             (1,733)       (10,517)
Capital
Contribution.....
Trust Share
Transactions
 Proceeds from
 shares sold.....                  3,331             5,275              30,738         64,676
 Distributions
 reinvested......                     14               217               1,733         10,517
 Payment for
 shares redeemed.                   (255)              (53)            (23,885)       (35,081)
                                  ------            ------            --------       --------
 Increase from
 trust share
 transactions....                  3,090             5,439               8,586         40,112
                                  ------            ------            --------       --------
NET INCREASE IN
NET ASSETS.......                  3,938             5,810               3,038         32,484
NET ASSETS:
 Beginning of
 Period..........                  5,810                 0             155,849        123,365
                                  ------            ------            --------       --------
 End of Period...                 $9,748            $5,810            $158,887       $155,849
                                  ======            ======            ========       ========
Analysis of Trust
Share
Transactions:
 Sold............                    285               526               2,357          4,383
 Reinvested......                      1                22                 135            774
 Redeemed........                    (22)               (5)             (1,852)        (2,404)
                                  ------            ------            --------       --------
Net increase in
shares
outstanding......                    264               543                 640          2,753
                                  ======            ======            ========       ========
                                          Large Cap               American Leaders
                                          Value CORE                  Large Cap
                             ------------------------------------ -----------------
                                Unaudited         Period from         Unaudited
                             Six-Month Period August 31, 1999 (*)    Period from
                              Ended June 30,    to December 31,   June 30, 2000 (*)
                                   2000              1999         to June 30, 2000
                             ---------------- ------------------- -----------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations:
 Net investment
 income..........                $    87            $   21             $    1
 Net realized
 gain on sales of
 investments.....                     54               100
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                   (462)               70
  Foreign
  currency
  translation....
  Futures........                    (15)                8
                             ---------------- ------------------- -----------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                   (336)              199                  1
Distributions to
Shareholders
From:
 Net investment
 income..........                    (88)              (19)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                      (82)
 In excess of
 realized gain...                                       (4)
Capital paid in..                                       (9)
                             ---------------- ------------------- -----------------
 Decrease in net
 assets
 resulting from
 distributions...                    (88)             (114)
Capital
Contribution.....
Trust Share
Transactions
 Proceeds from
 shares sold.....                  4,426             6,323              5,000
 Distributions
 reinvested......                     88               114
 Payment for
 shares redeemed.                   (140)             (151)
                             ---------------- ------------------- -----------------
 Increase from
 trust share
 transactions....                  4,374             6,286              5,000
                             ---------------- ------------------- -----------------
NET INCREASE IN
NET ASSETS.......                  3,950             6,371              5,001
NET ASSETS:
 Beginning of
 Period..........                  6,371                 0                  0
                             ---------------- ------------------- -----------------
 End of Period...                $10,321            $6,371             $5,001
                             ================ =================== =================
Analysis of Trust
Share
Transactions:
 Sold............                    448               630                500
 Reinvested......                      9                12
 Redeemed........                    (14)              (15)
                             ---------------- ------------------- -----------------
Net increase in
shares
outstanding......                    443               627                500
                             ================ =================== =================

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                               Large/Mid Cap Value                  Money Market                  Mid Cap Value
                       ------------------------------------ ----------------------------- -----------------------------
                          Unaudited         Period from        Unaudited                     Unaudited
                       Six-Month Period August 31, 1999 (*) Six-Month Period  Year Ended  Six-Month Period  Year Ended
                        Ended June 30,    to December 31,    Ended June 30,  December 31,  Ended June 30,  December 31,
                             2000              1999               2000           1999           2000           1999
                       ---------------- ------------------- ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)....          $   37            $   17           $  11,953      $  19,133       $    206       $    584
 Net realized
 gain/(loss) on
 sales of
 investments......              88                11                                             4,175         (2,104)
 Change in net unrealized
 appreciation/(depreciation) of:
  Investments.....            (298)              221                                               730          5,960
  Foreign currency
  translation.....
  Futures.........
                            ------            ------           ---------      ---------       --------       --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......            (173)              249              11,953         19,133          5,111          4,440
Distributions to
Shareholders From:
 Net investment
 income...........             (38)              (15)            (11,953)       (19,133)          (210)          (580)
 In excess of net
 investment
 income...........
 Realized gain on
 investments......                               (11)
 In excess of
 realized gain....                                (4)
 Capital paid in..
                            ------            ------           ---------      ---------       --------       --------
 Decrease in net
 assets resulting
 from
 distributions....             (38)              (30)            (11,953)       (19,133)          (210)          (580)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold......           2,832             5,905             239,805        557,157         14,918         29,586
 Distributions
 reinvested.......              38                30              11,953         19,133            210            580
 Payment for
 shares redeemed..            (299)              (53)           (285,244)      (520,250)       (15,366)       (36,696)
                            ------            ------           ---------      ---------       --------       --------
 Increase/(decrease)
 from trust share
 transactions.....            2571             5,882             (33,486)        56,040           (238)        (6,530)
                            ------            ------           ---------      ---------       --------       --------
NET
INCREASE/(DECREASE)
IN NET ASSETS.....           2,360             6,101             (33,486)        56,040          4,663         (2,670)
NET ASSETS
 Beginning of
 Period...........           6,101                 0             451,235        395,195         92,150         94,820
                            ------            ------           ---------      ---------       --------       --------
 End of Period....          $8,461            $6,101           $ 417,749      $ 451,235       $ 96,813       $ 92,150
                            ======            ======           =========      =========       ========       ========
Analysis of Trust
Share
Transactions:
 Sold.............             277               588              23,979         55,717          1,131          2,380
 Reinvested.......               4                 3               1,196          1,913             16             48
 Redeemed.........             (30)               (5)            (28,525)       (52,025)        (1,176)        (2,997)
                            ------            ------           ---------      ---------       --------       --------
Net
increase/(decrease)
in shares
outstanding.......             251               586              (3,350)         5,605            (29)          (569)
                            ======            ======           =========      =========       ========       ========
                           Small/Mid Cap Growth
                       -----------------------------
                          Unaudited
                       Six-Month Period  Year Ended
                        Ended June 30,  December 31,
                             2000           1999
                       ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)....         $   (176)      $   (497)
 Net realized
 gain/(loss) on
 sales of
 investments......            4,031         26,575
 Change in net unrealized
 appreciation/(depreciation) of:
  Investments.....           10,711        (17,156)
  Foreign currency
  translation.....
  Futures.........
                       ---------------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......           14,566          8,922
Distributions to
Shareholders From:
 Net investment
 income...........                         (26,069)
 In excess of net
 investment
 income...........
 Realized gain on
 investments......                          (1,884)
 In excess of
 realized gain....
 Capital paid in..
                       ---------------- ------------
 Decrease in net
 assets resulting
 from
 distributions....                         (27,953)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold......           13,128         22,355
 Distributions
 reinvested.......                          27,953
 Payment for
 shares redeemed..          (23,478)       (42,678)
                       ---------------- ------------
 Increase/(decrease)
 from trust share
 transactions.....          (10,350)         7,630
                       ---------------- ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS.....            4,216        (11,401)
NET ASSETS
 Beginning of
 Period...........          181,931        193,332
                       ---------------- ------------
 End of Period....         $186,147       $181,931
                       ================ ============
Analysis of Trust
Share
Transactions:
 Sold.............              906          1,389
 Reinvested.......                           2,105
 Redeemed.........           (1,651)        (2,669)
                       ---------------- ------------
Net
increase/(decrease)
in shares
outstanding.......             (745)           834
                       ================ ============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                      Bond Index               Large Cap Aggressive Growth           Small/Mid Cap CORE
                             ----------------------------- ------------------------------------ -----------------------------
                                Unaudited                     Unaudited         Period from        Unaudited
                             Six-Month Period  Year Ended  Six-Month Period August 31, 1999 (*) Six-Month Period  Year Ended
                              Ended June 30,  December 31,  Ended June 30,    to December 31,    Ended June 30,  December 31,
                                   2000           1999           2000              1999               2000           1999
                             ---------------- ------------ ---------------- ------------------- ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $ 1,432        $ 2,119        $   (43)           $   (15)          $    27        $    18
 Net realized
 gain/(loss) on
 sales of
 investments.....                   (387)          (186)           360                133              (272)           714
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                    618         (2,724)           302              2,120               635            578
  Foreign
  currency
  translation....
  Futures........                                                                                        (7)             7
                                 -------        -------        -------            -------           -------        -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                  1,663           (791)           619              2,238               383          1,317
Distributions to
Shareholders
From:
 Net investment
 income..........                 (1,494)        (2,057)                                                (26)           (18)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                                                     (93)                            (715)
 In excess of
 realized gain...
 Capital paid in.
                                 -------        -------        -------            -------           -------        -------
 Decrease in net
 assets
 resulting from
 distributions...                 (1,494)        (2,057)                              (93)              (26)          (733)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                 13,191         14,617          9,683             12,920            11,562          5,301
 Distributions
 reinvested......                  1,494          2,057                                93                26            733
 Payment for
 shares redeemed.                 (6,168)        (3,391)          (449)               (84)           (3,671)        (3,385)
                                 -------        -------        -------            -------           -------        -------
 Increase from
 trust share
 transactions....                  8,517         13,283          9,234             12,929             7,917          2,649
                                 -------        -------        -------            -------           -------        -------
NET INCREASE IN
NET ASSETS.......                  8,686         10,435          9,853             15,074             8,274          3,233
NET ASSETS
 Beginning of
 Period..........                 38,436         28,001         15,074                  0             8,248          5,015
                                 -------        -------        -------            -------           -------        -------
 End of Period...                $47,122        $38,436        $24,927            $15,074           $16,522        $ 8,248
                                 =======        =======        =======            =======           =======        =======
Analysis of Trust
Share
Transactions:
 Sold............                  1,413          1,516            817              1,262             1,116            557
 Reinvested......                    161            213                                 8                 3             80
 Redeemed........                   (659)          (352)           (37)                (7)             (353)          (353)
                                 -------        -------        -------            -------           -------        -------
Net increase in
shares
outstanding......                    915          1,377            780              1,263               766            284
                                 =======        =======        =======            =======           =======        =======
                                     Small/Mid Cap Value
                             ------------------------------------
                                Unaudited         Period from
                             Six-Month Period August 31, 1999 (*)
                              Ended June 30,    to December 31,
                                   2000              1999
                             ---------------- -------------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $     5            $   (2)
 Net realized
 gain/(loss) on
 sales of
 investments.....                    918               190
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                    297                80
  Foreign
  currency
  translation....
  Futures........
                             ---------------- -------------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                  1,220               268
Distributions to
Shareholders
From:
 Net investment
 income..........
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                     (185)
 In excess of
 realized gain...
 Capital paid in.
                             ---------------- -------------------
 Decrease in net
 assets
 resulting from
 distributions...                                     (185)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  3,675             5,326
 Distributions
 reinvested......                                      185
 Payment for
 shares redeemed.                   (226)              (24)
                             ---------------- -------------------
 Increase from
 trust share
 transactions....                  3,449             5,487
                             ---------------- -------------------
NET INCREASE IN
NET ASSETS.......                  4,669             5,570
NET ASSETS
 Beginning of
 Period..........                  5,570                 0
                             ---------------- -------------------
 End of Period...                $10,239            $5,570
                             ================ ===================
Analysis of Trust
Share
Transactions:
 Sold............                    327               533
 Reinvested......                                       19
 Redeemed........                    (21)               (2)
                             ---------------- -------------------
Net increase in
shares
outstanding......                    306               550
                             ================ ===================

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                  Real Estate Equity              Growth & Income                   Managed
                             ----------------------------- ----------------------------- -----------------------------
                                Unaudited                     Unaudited                     Unaudited
                             Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                              Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000           1999           2000           1999           2000           1999
                             ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........                $  2,856       $  8,880      $   19,708     $   38,514     $   47,715     $   92,042
 Net realized
 gain/(loss) on
 sales of
 investments.....                  (2,036)        (5,679)        359,891        516,452        128,528        287,125
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                  15,745         (5,829)       (404,282)        38,349       (127,641)       (97,986)
  Foreign
  currency
  translation....                                                                              (14,327)        11,252
  Futures........                                                                                  287           (316)
                                 --------       --------      ----------     ----------     ----------     ----------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                  16,565         (2,628)        (24,683)       593,315         34,562        292,117
Distributions to
Shareholders
From:
 Net investment
 income..........                  (3,566)        (8,957)        (20,326)       (37,895)       (49,991)       (89,766)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                                              (444,028)                     (236,198)
 In excess of
 realized gain...
 Capital Paid in.
                                 --------       --------      ----------     ----------     ----------     ----------
 Decrease in net
 assets
 resulting from
 distributions...                  (3,566)        (8,957)        (20,326)      (481,923)       (49,991)      (325,964)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  25,887         19,688          55,836        271,718         37,903        229,925
 Distributions
 reinvested......                   3,566          8,957          20,326        481,923         49,991        325,964
 Payment for
 shares redeemed.                 (25,094)       (43,635)       (253,736)      (316,977)      (284,212)      (393,033)
                                 --------       --------      ----------     ----------     ----------     ----------
 Increase/(decrease)
 from trust
 share
 transactions....                   4,359        (14,990)       (177,574)       436,664       (196,318)       162,856
                                 --------       --------      ----------     ----------     ----------     ----------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                  17,358        (26,575)       (222,583)       548,056       (211,747)       129,009
NET ASSETS
 Beginning of
 Period..........                 126,214        152,789       4,218,841      3,670,785      3,430,919      3,301,910
                                 --------       --------      ----------     ----------     ----------     ----------
 End of Period...                $143,572       $126,214      $3,996,258     $4,218,841     $3,219,172     $3,430,919
                                 ========       ========      ==========     ==========     ==========     ==========
Analysis of Trust
Share
Transactions:
 Sold............                   2,114          1,643           2,868         13,198          2,489         14,370
 Reinvested......                     306            756           1,048         24,670          3,305         21,188
 Redeemed........                  (2,096)        (3,662)        (13,134)       (15,364)       (18,796)       (24,638)
                                 --------       --------      ----------     ----------     ----------     ----------
Net
increase/(decrease)
in shares
outstanding......                     324         (1,263)         (9,218)        22,504        (13,002)        10,920
                                 ========       ========      ==========     ==========     ==========     ==========
                                    Short-Term Bond
                             -----------------------------
                                Unaudited
                             Six-Month Period  Year Ended
                              Ended June 30,  December 31,
                                   2000           1999
                             ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........                $  2,213       $  4,503
 Net realized
 gain/(loss) on
 sales of
 investments.....                    (358)        (1,350)
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                     249         (1,085)
  Foreign
  currency
  translation....
  Futures........
                             ---------------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                   2,104          2,068
Distributions to
Shareholders
From:
 Net investment
 income..........                  (2,232)        (4,483)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....
 In excess of
 realized gain...
 Capital Paid in.
                             ---------------- ------------
 Decrease in net
 assets
 resulting from
 distributions...                  (2,232)        (4,483)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  17,431         33,554
 Distributions
 reinvested......                   2,232          4,483
 Payment for
 shares redeemed.                 (14,572)       (43,972)
                             ---------------- ------------
 Increase/(decrease)
 from trust
 share
 transactions....                   5,091         (5,935)
                             ---------------- ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                   4,963         (8,350)
NET ASSETS
 Beginning of
 Period..........                  68,844         77,194
                             ---------------- ------------
 End of Period...                $ 73,807       $ 68,844
                             ================ ============
Analysis of Trust
Share
Transactions:
 Sold............                   1,798          3,382
 Reinvested......                     231            455
 Redeemed........                  (1,502)        (4,438)
                             ---------------- ------------
Net
increase/(decrease)
in shares
outstanding......                     527           (601)
                             ================ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                    Small Cap Value         International Opportunities          Equity Index
                             ----------------------------- ----------------------------- -----------------------------
                                Unaudited                     Unaudited                     Unaudited
                             Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                              Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000           1999           2000           1999           2000           1999
                             ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE) IN NET
ASSETS
From Operations
 Net investment income......     $    527       $    501       $    425       $    518       $  2,523       $  4,679
 Net realized gain on sales
 of investments.............          605            950          2,219          4,853          4,203         14,409
 Change in net unrealized
 appreciation/(depreciation)
 of:
  Investments...............         (254)        (3,703)        (6,402)        15,077         (7,451)        45,659
  Foreign currency
  translation...............                                          2             (7)
  Futures...................                                                                     (645)            99
                                 --------       --------       --------       --------       --------       --------
  Net increase/(decrease)
  in net assets resulting
  from operations...........          878         (2,252)        (3,756)        20,441         (1,370)        64,846
Distributions to
Shareholders From:
 Net investment income......         (609)          (419)          (376)          (565)        (2,666)        (4,536)
 In excess of net investment
 income.....................                                                        (2)
 Realized gain on
 investments................                         (92)                       (4,643)                      (13,884)
 In excess of realized gain.                      (1,087)                         (180)
 Capital paid in............
                                 --------       --------       --------       --------       --------       --------
 Decrease in net assets
 resulting from
 distributions..............         (609)        (1,598)          (376)        (5,389)        (2,666)       (18,420)
Capital Contribution
Trust Share Transactions
 Proceeds from shares sold..       13,127         26,942         50,541         34,115         94,122        220,255
 Distributions reinvested...          609          1,598            376          5,389          2,666         18,420
 Payment for shares
 redeemed...................      (10,952)       (19,885)       (24,137)       (39,012)       (37,622)       (66,383)
                                 --------       --------       --------       --------       --------       --------
 Increase/(decrease) from
 trust share transactions...        2,784          8,655         26,780            492         59,166        172,292
                                 --------       --------       --------       --------       --------       --------
NET INCREASE/(DECREASE) IN
NET ASSETS..................        3,053          4,805         22,648         15,544         55,130        218,718
NET ASSETS
 Beginning of Period........       68,900         64,095         79,794         64,250        451,296        232,578
                                 --------       --------       --------       --------       --------       --------
 End of Period..............     $ 71,953       $ 68,900       $102,442       $ 79,794       $506,426       $451,296
                                 ========       ========       ========       ========       ========       ========
Analysis of Trust Share
Transactions:
 Sold.......................        1,222          2,410          3,447          2,657          4,732         11,477
 Reinvested.................           57            152             27            388            134            939
 Redeemed...................       (1,019)        (1,782)        (1,685)        (3,046)        (1,907)        (3,495)
                                 --------       --------       --------       --------       --------       --------
Net increase/(decrease) in
shares outstanding..........          260            780          1,789             (1)         2,959          8,921
                                 ========       ========       ========       ========       ========       ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                    High Yield Bond                 Global Bond
                             ----------------------------- -----------------------------
                                Unaudited                     Unaudited
                             Six-Month Period  Year Ended  Six-Month Period  Year Ended
                              Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000           1999           2000           1999
                             ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE) IN NET
ASSETS
From Operations
 Net investment income......     $   904        $  1,357       $  1,582       $  3,346
 Net realized gain/(loss) on
 sales of investments.......        (326)           (275)         1,493           (178)
 Change in net unrealized
 appreciation/(depreciation)
 of:
  Investments...............        (930)           (223)         1,848         (5,951)
  Foreign currency
  translation...............                                     (2,715)         1,134
  Futures...................                                       (167)            75
                                 -------        --------       --------       --------
  Net increase/(decrease)
  in net assets resulting
  from operations...........        (352)            859          2,041         (1,574)
Distributions to
Shareholders From:
 Net investment income......        (938)         (1,323)        (1,057)        (3,871)
 In excess of net investment
 income.....................
 Realized gain on
 investments................
 In excess of realized gain.
 Capital paid in............
                                 -------        --------       --------       --------
 Decrease in net assets
 resulting from
 distributions..............        (938)         (1,323)        (1,057)        (3,871)
Capital Contribution
Trust Share Transactions
 Proceeds from shares sold..      11,710          18,264          6,027         29,103
 Distributions reinvested...         938           1,323          1,057          3,871
 Payment for shares
 redeemed...................      (5,977)        (13,991)       (15,295)       (23,329)
                                 -------        --------       --------       --------
 Increase/(decrease) from
 trust share transactions...       6,671           5,596         (8,211)         9,645
                                 -------        --------       --------       --------
NET INCREASE/(DECREASE) IN
NET ASSETS..................       5,381           5,132         (7,227)         4,200
NET ASSETS
 Beginning of Period........      19,921          14,789         70,991         66,791
                                 -------        --------       --------       --------
 End of Period..............     $25,302        $ 19,921       $ 63,764       $ 70,991
                                 =======        ========       ========       ========
Analysis of Trust Share
Transactions:
 Sold.......................       1,361           2,003            608          2,816
 Reinvested.................         110             146            106            382
 Redeemed...................        (693)         (1,534)        (1,548)        (2,269)
                                 -------        --------       --------       --------
Net increase/(decrease) in
shares outstanding..........         778             615           (834)           929
                                 =======        ========       ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Large Cap Growth
 Unaudited Period
 Ended June 30,
 2000............   $27.33       $0.03         $1.53        $1.56       $(0.03)      $  --          $--           $--
 Year Ended
 December 31,
 1999............    26.19        0.09          6.03         6.12        (0.09)       (4.89)         --            --
 1998............    20.82        0.14          8.05         8.19        (0.14)       (2.68)         --            --
 1997............    17.49        0.17          5.21         5.38        (0.17)       (1.88)         --            --
 1996............    17.37        0.25          2.89         3.14        (0.25)       (2.77)         --            --
-----------------------------------------------------------------------------------------------------------------------------
Fundmental Mid
Cap Growth
 Unaudited Period
 Ended June 30,
 2000............    14.42       (0.03)         2.61         2.58          --           --           --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00       (0.02)         5.34         5.32          --         (0.90)         --            --
-----------------------------------------------------------------------------------------------------------------------------
Aggressive
Balanced
 Unaudited Period
 Ended June 30,
 2000............    10.62        0.10         (0.03)        0.07        (0.10)         --           --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00        0.06          0.64         0.70        (0.05)       (0.03)         --            --
-----------------------------------------------------------------------------------------------------------------------------
Active Bond
 Unaudited Period
 Ended June 30,
 2000............     9.12        0.32         (0.01)        0.30        (0.28)         --           --            --
 Year Ended
 December 31,
 1999............     9.92        0.67         (0.76)       (0.09)       (0.71)         --           --            --
 1998............     9.95        0.69          0.11         0.80        (0.69)       (0.14)         --            --
 1997............     9.77        0.71          0.24         0.95        (0.71)       (0.06)         --            --
 1996............    10.13        0.69         (0.31)        0.38        (0.69)       (0.05)         --            --
-----------------------------------------------------------------------------------------------------------------------------
Core Bond
 Unaudited Period
 from June30, to
 June 30,
 2000(c).........    10.00        0.00         (0.01)       (0.01)         --           --           --            --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     --------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
Large Cap Growth
 Unaudited Period
 Ended June 30,
 2000............     $(0.03)     $28.86     51,798       5.71%(d)    $1,494,885      0.39%(d)        0.22%(d)     53.61%(e)
 Year Ended
 December 31,
 1999............      (4.98)      27.33     50,580      24.07%        1,382,473      0.39%           0.33%        37.42%
 1998............      (2.82)      26.19     43,016      39.51%        1,126,764      0.41%           0.59%        56.41%
 1997............      (2.05)      20.82     36,236      30.89%          754,398      0.44%           0.86%        83.82%
 1996............      (3.02)      17.49     29,965      18.27%          524,145      0.44%           1.35%       135.98%
-----------------------------------------------------------------------------------------------------------------------------
Fundmental Mid
Cap Growth
 Unaudited Period
 Ended June 30,
 2000............        --        17.00      1,872      17.90%(e)        31,829      0.94%(d)(1)    (0.51)%(d)    86.25%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.90)      14.42        636      54.57%(e)         9,175      0.95%(d)(1)    (0.55)%(d)    61.66%(e)
-----------------------------------------------------------------------------------------------------------------------------
Aggressive
Balanced
 Unaudited Period
 Ended June 30,
 2000............      (0.10)     $10.59      1,392       0.68%(e)        14,744      0.77%(d)(2)     1.83%(d)     98.56%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.08)      10.62      1,119       7.09%(e)        11,883      0.78%(d)(2)     1.68%(d)     70.28%(e)
-----------------------------------------------------------------------------------------------------------------------------
Active Bond
 Unaudited Period
 Ended June 30,
 2000............      (0.28)       9.15     89,883       3.36%(e)       821,623      0.32%(d)        7.09%(d)    118.15%(e)
 Year Ended
 December 31,
 1999............      (0.71)       9.12     93,200      (0.94)%         850,286      0.28%           6.97%       182.90%
 1998............      (0.83)       9.92     91,429       8.23%          907,121      0.29%           6.84%       228.74%
 1997............      (0.77)       9.95     80,789      10.11%          803,770      0.31%           7.18%       138.29%
 1996............      (0.74)       9.77     74,315       4.10%          726,111      0.29%           7.07%       119.12%
-----------------------------------------------------------------------------------------------------------------------------
Core Bond
 Unaudited Period
 from June30, to
 June 30,
 2000(c).........        --         9.99        500      (0.10)%(e)        4,995      0.80%(d)(a)     5.80%(d)       --  (e)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ ------------ ----------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Emerging Markets
 Unaudited Period
 Ended June 30,
 2000............   $12.26     $0.02        $(0.82)      $(0.80)     $  --        $  --         $  --         $  --
 Year Ended
 December 31,
 1999............     7.09      0.03          5.67         5.70       (0.01)       (0.10)        (0.42)          --
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.03         (2.91)       (2.88)      (0.02)         --            --          (0.01)
-----------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Unaudited Period
 Ended June 30,
 2000............    19.64      0.16         (1.15)       (0.99)      (0.16)         --            --            --
 Year Ended
 December 31,
 1999............    15.56      0.21          4.51         4.72       (0.21)       (0.43)        (0.05)          --
 1998............    15.20      0.24          2.91         3.14       (0.23)       (2.55)          --            --
 1997............    16.83      0.13         (0.97)       (0.84)      (0.13)       (0.66)          --            --
 1996............    15.61      0.21          1.22         1.43       (0.21)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------
International
Opportunities II
 Unaudited Period
 Ended June 30,
 2000............    12.13      0.14         (0.12)        0.02       (0.14)         --            --            --
 Year ended
 Deccember 31,
 1999............     9.87      0.10          2.27         2.37       (0.07)         --          (0.04)          --
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.07         (0.13)       (0.06)      (0.07)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------
International
Equity
 Unaudited Period
 Ended June 30,
 2000............    11.95      0.02         (0.32)       (0.29)      (0.02)         --            --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00      0.01          2.12         2.13       (0.01)       (0.17)          --            --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                   Ratios/Supplemental Data
                   -------------                                     --------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
Emerging Markets
 Unaudited Period
 Ended June 30,
 2000............     $  --       $11.46      4,245       (6.89)%(e)    $48,472       1.31%(d)(i)    (0.14)%(d)    55.81%(e)
 Year Ended
 December 31,
 1999............      (0.53)      12.26      2,658       81.37%(t)      32,596       1.39%(i)        0.19%       196.32%
 Period from May
 1, to December
 31, 1998 (c)....      (0.03)       7.09      1,032      (28.87)%(e)      7,310       1.55%(d)(i)     0.51%(d)     53.95%(e)
-----------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Unaudited Period
 Ended June 30,
 2000............      (0.16)      18.49     12,459       (5.04)%(e)    230,413       0.30%(d)(a)     1.97%(d)      4.89%(e)
 Year Ended
 December 31,
 1999............      (0.64)      19.64     12,421       30.87%        244,017       0.31%(g)        1.26%        19.01%
 1998............      (2.78)      15.56     11,127       20.82%        173,137       0.56%(g)        1.45%       158.63%
 1997............      (0.79)      15.20     10,024       (5.03)%       152,359       0.79%           0.78%        83.13%
 1996............      (0.21)      16.83      9,254        9.19%        155,753       0.76%           1.30%        92.03%
-----------------------------------------------------------------------------------------------------------------------------
International
Opportunities II
 Unaudited Period
 Ended June 30,
 2000............      (0.14)      12.01      2,174        0.14%(e)      26,102       0.99%(d)(w)     2.59%(d)     83.11%(e)
 Year ended
 Deccember 31,
 1999............      (0.11)      12.13      1,839       24.19%         22,311       1.04%(w)        0.96%        49.51%
 Period from May
 1, to December
 31, 1998 (c)....      (0.07)       9.87      1,548       (0.55)%(e)     15,281       1.15%(d)(w)     1.11%(d)     33.17%(e)
-----------------------------------------------------------------------------------------------------------------------------
International
Equity
 Unaudited Period
 Ended June 30,
 2000............      (0.02)      11.63      1,215       (2.45)%(e)     14,140       1.09%(d)(3)     0.85%(d)     51.28%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.18)      11.95      1,040       21.49%(e)      12,430       1.10%(d)(3)     0.21%(d)     26.76%(e)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Small Cap Growth
 Unaudited Period
 Ended June 30,
 2000............   $19.12      $(0.25)        $ 1.30       $ 1.05      $  --        $  --         $  --         $  --
 Year ended
 Deccember 31,
 1999............    12.99       (0.21)          9.06         8.85         --         (2.72)          --            --
 1998............    11.34       (0.05)          1.70         1.65         --           --            --            --
 1997............     9.93       (0.02)          1.44         1.42         --           --            --          (0.01)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.01          (0.06)       (0.05)      (0.02)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Global Balanced
 Unaudited Period
 Ended June 30,
 2000............    10.71        0.14          (0.61)       (0.46)      (0.14)         --            --            --
 Year ended
 Deccember 31,
 1999............    11.12        0.29           0.25         0.54       (0.29)       (0.44)        (0.16)        (0.06)
 1998............    10.11        0.34           1.44         1.78       (0.34)       (0.42)          --          (0.01)
 1997............    10.39        0.33          (0.05)        0.28       (0.33)       (0.22)          --          (0.01)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.24           0.41         0.65       (0.24)       (0.02)          --            --
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period
 Ended June 30,
 2000............    29.22       (0.27)         (0.94)       (1.21)        --           --            --            --
 Year ended
 Deccember 31,
 1999............    15.12       (0.19)         17.70        17.51         --         (3.41)          --            --
 1998............    11.93       (0.09)          4.75         4.66         --         (1.32)          --          (0.15)
 1997............    10.22       (0.02)          1.73         1.71         --           --            --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.05           0.22         0.27       (0.05)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Unaudited Period
 Ended June 30,
 2000............    10.70        0.02           1.38         1.40       (0.02)         --            --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00        0.03           1.10         1.13       (0.03)       (0.40)          --            --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     --------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
Small Cap Growth
 Unaudited Period
 Ended June 30,
 2000............     $  --       $20.17     14,427        5.50%(e)     290,932       0.94%(d)       (0.60)%(d)    57.09%(e)
 Year ended
 Deccember 31,
 1999............      (2.72)      19.12      9,394       70.38%        179,570       0.89%          (0.70)%      113.11%
 1998............        --        12.99      5,763       14.49%         74,849       1.00%(k)       (0.65)%      101.16%
 1997............      (0.01)      11.34      4,298       14.26%         48,761       1.00%(k)       (0.28)%       86.23%
 Period from May
 1, to December
 31, 1996 (c)....      (0.02)       9.93      2,077       (0.50)%(e)     20,633       1.00%(d)(k)     0.12%(d)     50.93%(e)
-----------------------------------------------------------------------------------------------------------------------------
Global Balanced
 Unaudited Period
 Ended June 30,
 2000............      (0.14)      10.10      3,023       (4.38)%(e)     30,515       1.10%(d)(l)     3.19%(d)     30.33%(e)
 Year ended
 Deccember 31,
 1999............      (0.95)      10.71      2,950        5.11%         31,577       1.00%(l)        2.73%       131.21%
 1998............      (0.77)      11.12      2,734       17.99%         30,416       1.10%(l)        3.20%       103.55%
 1997............      (0.56)      10.11      2,514        2.65%         25,420       1.10%(l)        3.18%        81.04%
 Period from May
 1, to December
 31, 1996 (c)....      (0.26)      10.39      2,319        6.73%(e)      24,098       1.10%(d)(l)     3.59%(d)      2.21%(e)
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period
 Ended June 30,
 2000............        --        28.01     20,266       (4.15)%(e)    567,788       0.84%(d)       (0.47)%(d)    89.18%(e)
 Year ended
 Deccember 31,
 1999............      (3.41)      29.22     15,496      118.31%        452,937       0.93%          (0.68)%      106.06%
 1998............      (1.47)      15.12      6,224       39.07%         94,085       1.10%(m)       (0.64)%      137.01%
 1997............        --        11.93      3,374       16.66%         40,235       1.10%(m)       (0.26)%      124.04%
 Period from May
 1, to December
 31, 1996 (c)....      (0.05)      10.22      1,613        2.69%(e)      16,492       1.10%(d)(m)     0.92%(d)     71.25%(e)
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Unaudited Period
 Ended June 30,
 2000............      (0.02)      12.08        807       13.06%(e)       9,748       0.85%(d)(4)     0.36%(d)     82.58%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.43)      10.70        543       11.53%(e)       5,810       0.85%(d)(4)     0.82%(d)     55.68%(e)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ ------------ ----------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Large Cap Value
 Unaudited Period
 Ended June 30,
 2000............   $13.49     $0.14        $(0.46)      $(0.31)     $(0.14)      $  --         $  --         $  --
 Year ended
 Deccember 31,
 1999............    14.02      0.27          0.18         0.45       (0.27)       (0.71)          --            --
 1998............    13.57      0.28          0.96         1.24       (0.28)       (0.51)          --            --
 1997............    11.09      0.29          2.84         3.13       (0.29)       (0.36)          --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.16          1.22         1.38       (0.16)       (0.13)          --            --
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Unaudited Period
 Ended June 30,
 2000............    10.16      0.09         (0.51)       (0.42)      (0.09)         --            --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00      0.04          0.31         0.35       (0.03)       (0.14)        (0.01)        (0.01)
---------------------------------------------------------------------------------------------------------------------------
American Leaders
Large Cap Value
 Unaudited Period
 from June 29, to
 June 30,
 2000(c).........    10.00       --            --           --          --           --            --            --
---------------------------------------------------------------------------------------------------------------------------
Large/Mid Cap
Value
 Unaudited Period
 Ended June 30,
 2000............    10.42      0.05         (0.30)       (0.25)      (0.05)         --            --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00      0.03          0.45         0.48       (0.03)       (0.02)        (0.01)          --
---------------------------------------------------------------------------------------------------------------------------
Money Market
 Unaudited Period
 Ended June 30,
 2000............    10.00      0.29           --          0.29       (0.29)         --            --            --
 Year ended
 Deccember 31,
 1999............    10.00      0.45           --          0.45       (0.45)         --            --            --
 1998............    10.00      0.53           --          0.53       (0.53)         --            --            --
 1997............    10.00      0.53           --          0.53       (0.53)         --            --            --
 1996............    10.00      0.52           --          0.52       (0.52)         --            --            --
---------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     ------------------------------------------------------
                                            Number of                                                  Net
                                 Net Asset   Shares                   Net Assets    Operating       Investment
                                 Value at  Outstanding   Total       End of Period Expenses to      Income to   Portfolio
                       Total        End      (000's    Investment       (000's       Average         Average    Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets       Net Assets    Rate
                   ------------- --------- ----------- ------------- ------------- ---------------- ----------- -----------
Large Cap Value
 Unaudited Period
 Ended June 30,
 2000............     $(0.14)     $13.03     12,192      (2.32)%(e)    $158,887       0.82%(d)         2.17%(d)   26.22%(e)
 Year ended
 Deccember 31,
 1999............      (0.98)      13.49     11,552       3.28%         155,849       0.85%            1.88%      32.62%
 1998............      (0.79)      14.02      8,799       9.26%         123,365       0.92%            2.08%      18.46%
 1997............      (0.65)      13.57      5,399      28.56%          73,269       1.00%(n)         2.42%      19.21%
 Period from May
 1, to December
 31, 1996 (c)....      (0.29)      11.09      1,784      13.90%          19,781       1.00%(n)         2.74%      19.95%(e)
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Unaudited Period
 Ended June 30,
 2000............      (0.09)       9.64      1,070      (4.18)%(e)      10,321       0.85%(d)(5)      2.16%(d)   43.09%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.19)      10.16        627       3.58%(e)        6,371       0.85%(d)(5)      1.13%(d)   30.90%(e)
---------------------------------------------------------------------------------------------------------------------------
American Leaders
Large Cap Value
 Unaudited Period
 from June 29, to
 June 30,
 2000(c).........        --        10.00        500       0.02%(e)        5,001       0.90%(d)(10)     4.87%(d)    %(e)
---------------------------------------------------------------------------------------------------------------------------
Large/Mid Cap
Value
 Unaudited Period
 Ended June 30,
 2000............      (0.05)      10.11        837      (2.43)%(e)       8,461       1.04%(d)(6)      1.03%(d)   46.12%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.06)      10.42        586       4.72%(e)        6,101       1.05%(d)(6)      0.94%(d)   23.03%(e)
---------------------------------------------------------------------------------------------------------------------------
Money Market
 Unaudited Period
 Ended June 30,
 2000............      (0.29)      10.00     41,775       2.94%(e)      417,749       0.32%(d)         2.94%(d)     --
 Year ended
 Deccember 31,
 1999............      (0.45)      10.00     45,124       5.05%         451,235       0.31%            4.95%        --
 1998............      (0.53)      10.00     39,519       5.40%         395,195       0.31%            5.29%        --
 1997............      (0.53)      10.00     22,944       5.38%         229,443       0.33%            5.32%        --
 1996............      (0.52)      10.00     21,324       5.32%         213,235       0.30%            5.20%        --
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Mid Cap Value
 Unaudited Period
 Ended June 30,
 2000............   $12.78      $ 0.03         $ 0.70       $ 0.73      $(0.03)      $  --          $--          $  --
 Year ended
 Deccember 31,
 1999............    12.19        0.08           0.59         0.67       (0.08)         --           --             --
 1998............    13.87        0.11          (1.68)       (1.57)      (0.11)         --           --             --
 1997............    11.35        0.05           3.59         3.64       (0.05)       (1.07)         --             --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.04           1.57         1.61       (0.04)       (0.22)         --             --
----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Growth
 Unaudited Period
 Ended June 30,
 2000............    14.03       (0.02)          1.22         1.20         --           --           --             --
 Year ended
 Deccember 31,
 1999............    15.94       (0.07)          0.74         0.67         --         (2.41)         --           (0.17)
 1998............    15.39       (0.02)          0.88         0.86         --         (0.31)         --             --
 1997............    16.52        0.01           0.56         0.57       (0.01)       (1.69)         --             --
 1996............    13.18        0.02           3.99         4.01       (0.02)       (0.65)         --             --
----------------------------------------------------------------------------------------------------------------------------
Bond Index
 Unaudited Period
 Ended June 30,
 2000............     9.32       (0.33)          0.03        (0.29)      (0.33)         --           --             --
 Year ended
 Deccember 31,
 1999............    10.19        0.63          (0.89)       (0.26)      (0.61)         --           --             --
 Period from May
 1, to December
 31, 1998 (c)....    10.00        0.42           0.29         0.71       (0.42)       (0.10)         --             --
----------------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Unaudited Period
 Ended June 30,
 2000............    11.94       (0.03)          0.29         0.26         --           --           --             --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00       (0.01)          2.03         2.02         --         (0.08)         --             --
----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                               Ratios/Supplemental Data
                   -------------                                    --------------------------------------------------------
                                            Number of                                                Net
                                 Net Asset   Shares                  Net Assets    Operating      Investment
                                 Value at  Outstanding   Total      End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment      (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)      Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------ ------------- --------------- ------------- ------------
Mid Cap Value
 Unaudited Period
 Ended June 30,
 2000............     $(0.03)     $13.48       7,183       5.72%(e)    $96,813       0.90%(d)        0.44%(d)     96.07%(e)
 Year ended
 Deccember 31,
 1999............      (0.08)      12.78       7,212       5.52%        92,150       0.92%           0.64%       137.06%
 1998............      (0.11)      12.19       7,781     (11.33)%       94,820       0.96%           0.93%       173.33%
 1997............      (1.12)      13.87       4,686      32.17%        64,973       1.05%(o)        0.53%        93.78%
 Period from May
 1, to December
 31, 1996 (c)....      (0.26)      11.35         963      16.18%(e)     10,926       1.05%(d)(o)     0.69%(d)     62.99%(e)
----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Growth
 Unaudited Period
 Ended June 30,
 2000............        --        15.23      12,218       8.56%(e)    186,147       0.85%(h)       (0.20)%(d)    48.80%(e)
 Year ended
 Deccember 31,
 1999............      (2.58)      14.03     181,931       5.15%        12,963       0.85%          (0.27)%      172.58%
 1998............      (0.31)      15.94     193,332       5.61%        12,129       0.89%          (0.11)%      162.21%
 1997............      (1.70)      15.39     213,612       3.44%        13,884       0.85%           0.09%       331.19%
 1996............      (0.67)      16.52     194,108      30.33%        11,749       0.84%           0.18%       217.84%
----------------------------------------------------------------------------------------------------------------------------
Bond Index
 Unaudited Period
 Ended June 30,
 2000............      (0.33)       8.70       5,039       3.93%(e)     47,122       0.25%(d)(x)     6.81%(d)     12.27%(e)
 Year ended
 Deccember 31,
 1999............      (0.61)       9.32      38,436      (2.57)%        4,125       0.29%(x)        6.56%        17.06%
 Period from May
 1, to December
 31, 1998 (c)....      (0.52)      10.19      28,001       7.20%(e)      2,748       0.40%(d)(x)     6.17%(d)     21.09%(e)
----------------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Unaudited Period
 Ended June 30,
 2000............        --        12.20       2,043       2.22%(e)     24,927       1.03%(d)(7)    (0.44)%(d)    35.49%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.08)      11.94      15,074      20.18%(e)      1,263       1.08%(d)(7)    (0.39)%(d)    18.97%(e)
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ ------------ ----------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Small/Mid Cap
CORE
 Unaudited Period
 Ended June 30,
 2000............   $ 9.82     $0.02        $ 0.47       $ 0.49      $(0.02)      $  --          $--          $  --
 Year ended
 Deccember 31,
 1999............     9.02      0.02          1.77         1.79       (0.03)       (0.96)         --             --
 Period from May
 1, to December
 31, 1998 (c)....    10.00       --          (0.98)       (0.98)        --           --           --             --
-----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Value
 Unaudited Period
 Ended June 30,
 2000............    10.13       --           1.83         1.84         --           --           --             --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00       --           0.49         0.49         --         (0.36)         --             --
-----------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Unaudited Period
 Ended June 30,
 2000............    11.47      0.27          1.27         1.54       (0.33)         --           --             --
 Year ended
 Deccember 31,
 1999............    12.46      0.78         (0.99)       (0.21)      (0.78)         --           --             --
 1998............    15.91      0.77         (3.38)       (2.61)      (0.70)       (0.14)         --             --
 1997............    14.64      0.77          1.68         2.45       (0.71)       (0.41)         --           (0.06)
 1996............    11.70      0.76          2.97         3.73       (0.76)       (0.03)         --             --
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period
 Ended June 30,
 2000............    20.01      0.10         (0.09)        0.01       (0.10)         --           --             --
 Year ended
 Deccember 31,
 1999............    19.49      0.20          2.88         3.08       (0.20)       (2.36)         --             --
 1998............    16.61      0.23          4.75         4.98       (0.23)       (1.87)         --             --
 1997............    14.65      0.27          4.07         4.34       (0.27)       (2.11)         --             --
 1996............    13.94      0.34          2.43         2.77       (0.34)       (1.72)         --             --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     --------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
Small/Mid Cap
CORE
 Unaudited Period
 Ended June 30,
 2000............     $(0.02)     $10.29       1,606       5.00%(e)      $16,522      0.90%(d)(y)     0.40%(d)     31.41%(e)
 Year ended
 Deccember 31,
 1999............      (0.99)       9.82       8,248      20.54%             840      0.94%(y)        0.30%       109.12%
 Period from May
 1, to December
 31, 1998 (c)....        --         9.02       5,015      (9.81)%(e)         556      1.05%(d)(y)    (0.01)%(d)    60.51%(e)
-----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Value
 Unaudited Period
 Ended June 30,
 2000............        --        11.97         856      18.14%(e)       10,239      1.05%(8)(d)     0.13%(d)    105.74%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.36)      10.13       5,570       5.08%(e)          550      1.05%(8)(d)    (0.12)%(d)    51.97%(e)
-----------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Unaudited Period
 Ended June 30,
 2000............      (0.33)      12.68      11,324      13.67%(e)      143,572      0.70%(d)        4.40%(d)     16.26%(e)
 Year ended
 Deccember 31,
 1999............      (0.78)      11.47     126,214      (1.69)%         11,000      0.70%           6.38%        12.95%
 1998............      (0.84)      12.46     152,789     (16.71)%         12,263      0.69%           5.48%        22.69%
 1997............      (1.18)      15.91     204,131      17.22%          12,830      0.69%           5.12%        20.04%
 1996............      (0.79)      14.64     151,105      33.07%          10,325      0.69%           6.14%        18.37%
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period
 Ended June 30,
 2000............      (0.10)      19.92     201,605      (0.44)%(e)   3,996,258      0.29%(d)        0.99%(d)     46.78%(e)
 Year ended
 Deccember 31,
 1999............      (2.56)      20.01     210,823      16.23%       4,218,841      0.28%           0.98%        70.16%
 1998............      (2.10)      19.49     188,319      30.25%       3,670,785      0.27%           1.24%        48.45%
 1997............      (2.38)      16.61     167,773      29.79%       2,785,964      0.28%           1.61%        74.56%
 1996............      (2.06)      14.65     139,748      20.10%       2,047,927      0.27%           2.24%        81.02%
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Managed
 Unaudited Period
 Ended June 30,
 2000............   $15.45      $(0.22)        $(0.04)      $(0.27)     $(0.23)      $  --         $  --         $  --
 Year ended
 Deccember 31,
 1999............    15.64       (0.44)          0.94         1.38       (0.43)       (1.14)          --            --
 1998............    14.35        0.46           2.43         2.89       (0.46)       (1.09)          --          (0.05)
 1997............    13.35        0.59           1.86         2.45       (0.59)       (0.78)          --          (0.08)
 1996............    13.73        0.61           0.81         1.42       (0.61)       (1.19)          --            --
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Unaudited Period
 Ended June 30,
 2000............     9.72       (0.30)         (0.02)       (0.32)      (0.31)         --            --            --
 Year ended
 Deccember 31,
 1999............    10.05        0.61          (0.33)        0.28       (0.61)         --            --            --
 1998............    10.08        0.61          (0.03)        0.58       (0.61)         --            --            --
 1997............    10.05        0.59           0.03         0.62       (0.59)         --            --            --
 1996............    10.23        0.54          (0.18)        0.36       (0.54)         --            --            --
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period
 Ended June 30,
 2000............    10.92        0.08           0.05         0.13       (0.09)         --            --            --
 Year ended
 Deccember 31,
 1999............    11.59        0.09          (0.50)       (0.41)      (0.07)       (0.01)        (0.18)          --
 1998............    12.40        0.07          (0.81)       (0.74)      (0.07)         --            --            --
 1997............    10.73        0.08           2.66         2.74       (0.08)       (0.99)          --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.07           0.96         1.03       (0.07)       (0.23)          --            --
---------------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Unaudited Period
 Ended June 30,
 2000............    15.17        0.06          (0.65)       (0.58)      (0.05)         --            --            --
 Year ended
 Deccember 31,
 1999............    12.21        0.10           3.95         4.05       (0.11)       (0.94)        (0.04)          --
 1998............    10.63        0.11           1.57         1.68       (0.10)         --            --            --
 1997............    10.60        0.10           0.11         0.21       (0.10)       (0.08)          --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.07           0.60         0.67       (0.07)         --            --            --
---------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     ------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to   Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average    Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets    Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ----------- ------------
Managed
 Unaudited Period
 Ended June 30,
 2000............     $(0.23)     $14.95     209,089      1.21%(e)    $3,219,172      0.37%(d)        2.93%(d)  102.37%(e)
 Year ended
 Deccember 31,
 1999............      (1.57)      15.45     222,091      9.10%        3,430,919      0.36%           2.75%     203.86%
 1998............      (1.60)      15.64     211,171     20.42%        3,301,910      0.36%           2.99%     160.57%
 1997............      (1.45)      14.35     195,139     18.72%        2,800,127      0.37%           4.18%     200.41%
 1996............      (1.80)      13.35     178,745     10.72%        2,386,660      0.36%           4.41%     113.61%
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Unaudited Period
 Ended June 30,
 2000............      (0.31)       9.09       7,608      3.00%(e)        73,807      0.40%(d)        6.27%(d)   21.81%(e)
 Year ended
 Deccember 31,
 1999............      (0.61)       9.72       7,081      2.96%           68,844      0.43%           6.25%     100.04%
 1998............      (0.61)      10.05       7,682      5.82%           77,194      0.53%           6.17%     184.50%
 1997............      (0.59)      10.08       5,070      6.41%           51,120      0.57%           5.67%     108.29%
 1996............      (0.54)      10.05       5,840      3.61%           58,676      0.75%(j)        5.66%      20.68%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period
 Ended June 30,
 2000............      (0.09)      10.95       6,571      1.19%(e)        71,953      0.90%(d)(p)     1.52%(d)   58.65%(e)
 Year ended
 Deccember 31,
 1999............      (0.26)      10.92       6,311     (3.43)%          68,900      0.95%(p)        0.78%     117.33%
 1998............      (0.07)      11.59       5,531      5.96%           64,095      1.05%(p)        0.63%     100.83%
 1997............      (1.07)      12.40       3,488     25.57%           43,261      1.05%(p)        0.68%     126.10%
 Period from May
 1, to December
 31, 1996 (c)....      (0.30)      10.73         982     10.33%(e)        10,541      1.05%(d)(p)     1.15%(d)   66.31%(e)
---------------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Unaudited Period
 Ended June 30,
 2000............      (0.05)      14.53       7,048     (3.84)%(e)      102,442      0.93%(d)(q)     0.89%(d)   22.77%(e)
 Year ended
 Deccember 31,
 1999............      (1.09)      15.17       5,259     34.01%           79,794      1.02%(q)        0.77%      34.02%
 1998............      (0.10)      12.21       5,260     15.92%           64,250      1.16%(q)        0.89%      18.67%
 1997............      (0.18)      10.63       2,882      1.95%           30,631      1.22%(q)        0.65%      21.09%
 Period from May
 1, to December
 31, 1996 (c)....      (0.07)      10.60       1,689      6.72%(e)        17,898      1.25%(d)(q)     0.87%(d)    5.46%(e)
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ ------------ ----------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Equity Index
 Unaudited Period
 Ended June 30,
 2000............   $20.46     $0.11        $(0.21)      $(0.10)     $(0.11)      $  --          $--          $  --
 Year ended
 Deccember 31,
 1999............    17.70      0.27          3.41         3.68       (0.26)       (0.66)         --             --
 1998............    14.21      0.25          3.76         4.01       (0.24)       (0.28)         --             --
 1997............    11.10      0.24          3.41         3.65       (0.24)       (0.25)         --           (0.05)
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.15          1.26         1.41       (0.15)       (0.10)         --           (0.06)
-----------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Unaudited Period
 Ended June 30,
 2000............     8.99      0.37         (0.54)       (0.17)      (0.37)         --           --             --
 Year ended
 Deccember 31,
 1999............     9.23      0.72         (0.26)        0.46       (0.70)         --           --             --
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.46         (0.76)       (0.30)      (0.46)       (0.01)         --             --
-----------------------------------------------------------------------------------------------------------------------------
Global Bond
 Unaudited Period
 Ended June 30,
 2000............     9.82      0.24          0.08         0.31       (0.16)         --           --             --
 Year ended
 Deccember 31,
 1999............    10.60      0.48         (0.70)       (0.22)      (0.56)         --           --             --
 1998............    10.24      0.54          0.38         0.92       (0.29)       (0.09)         --           (0.18)
 1997............    10.16      0.59          0.30         0.89       (0.61)       (0.15)         --           (0.05)
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.38          0.28         0.66       (0.38)       (0.12)         --             --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                  Ratios/Supplemental Data
                   -------------                                       ------------------------------------------------------
                                            Number of                                                   Net
                                 Net Asset   Shares                     Net Assets    Operating      Investment
                                 Value at  Outstanding   Total         End of Period Expenses to     Income to   Portfolio
                       Total        End      (000's    Investment         (000's       Average        Average    Turnover
                   Distributions of Period  Omitted)   Return(b)         Omitted)    Net Assets      Net Assets    Rate
                   ------------- --------- ----------- --------------- ------------- --------------- ----------- ------------
Equity Index
 Unaudited Period
 Ended June 30,
 2000............     $(0.11)     $20.24     25,019      (0.50)%(e)      $506,426       0.23%(d)        1.07%(d)   15.03%(e)
 Year ended
 Deccember 31,
 1999............      (0.92)      20.46     22,060      21.08%           451,296       0.00%(r)        1.42%      55.24%
 1998............      (0.52)      17.70     13,139      28.45%           232,578       0.00%(r)        1.59%      43.31%
 1997............      (0.54)      14.21      7,134      32.79%(v)        101,390       0.00%(r)        1.97%      64.56%
 Period from May
 1, to December
 31, 1996 (c)....      (0.31)      11.10      1,320      14.23%(e)(u)      14,650       0.00%(d)(r)     2.47%(d)   15.72%(e)
-----------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Unaudited Period
 Ended June 30,
 2000............      (0.37)       8.45      2,995      (1.89)%(e)        25,302       0.75%(d)(z)     8.30%(d)   13.11%(e)
 Year ended
 Deccember 31,
 1999............      (0.70)       8.99      2,217       5.13%            19,921       0.80%(z)        7.94%      38.62%
 Period from May
 1, to December
 31, 1998 (c)....      (0.47)       9.23      1,602      (2.98)%(e)        14,789       0.90%(d)(z)     7.43%(d)   17.67%(e)
-----------------------------------------------------------------------------------------------------------------------------
Global Bond
 Unaudited Period
 Ended June 30,
 2000............      (0.16)       9.97      6,396       3.21%(e)         63,764       0.78%(d)(s)     4.76%(d)  113.22%(e)
 Year ended
 Deccember 31,
 1999............      (0.56)       9.82      7,230      (2.16)%           70,991       0.83%(s)        4.70%     332.06%
 1998............      (0.56)      10.60      6,301       9.15%            66,791       0.95%(s)        5.27%     186.70%
 1997............      (0.81)      10.24      2,797       9.05%            28,647       1.00%(s)        5.80%      69.38%
 Period from May
 1, to December
 31, 1996 (c)....      (0.50)      10.16      1,271       6.71%(e)         12,907       1.00%(d)(s)     6.05%(d)  171.39%(e)
-----------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuation market values of the portfolio.
(b) The performance of the portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Commencement of investment operations.
(d) Annualized.
(e) Not annualized.
(f) Amount is less than a penny per share.
(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .40% for the period ending June 30, 2000 and .38% and .63% for the years ended December 31, 1999 and1998, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.98% for the period ending June 30, 2000.

(i) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.41% for the period ending June 30, 2000 and 3.44%, and 3.69% for the years ended December 31, 1999 and 1998, respectively.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .79% for the year ended December 31, 1996 respectively.
(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.05%, 1.12%, and 1.55%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.86% for the period ending June 30, 2000, and 1.31%, 1.82, 1.56%, and 1.44% for the years ended
    December 31, 1999, 1998, 1997, and 1996, respectively.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.13%, 1.42%, and 2.34%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06%, and 2.74%, for the years ended December 31, 1997, and 1996, respectively.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14%, and 2.15%, for the years ended December 31, 1997, and 1996, respectively.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .91% for the period ending June 30, 2000 and .96%, 1.08%, 1.30%, and 2.06%, for the years ended
    December 31, 1999, 1998, 1997 and 1996, respectively.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09% for the period ending June 30, 2000 and 1.15%, 1.46%, 1.57%, and 2.76%, for the years ended
    December 31, 1999, 1998, 1997, and 1996, respectively.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .22%, .34%, .65%, and 1.61%, for the years ended December 31, 1999, 1998, 1997, and 1996, respectively.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.80% for the period ending June 30, 2000 and 1.32%, and 1.57%, for the years ended December 31, 1997, and 1996, respectively.
(t) Average Commission rate is calculated for funds with fiscal year beginning on or after September 1, 1995.
(u) The Total Return includes the effect of the capital contribution of $.06 per share. The total Investment Return without the capital contribution would have been 13.59%.
(v) The Total Return includes the effect of the capital contribution of $.04 per share. The total Investment Return without the capital contribution would have been 32.47%.
(w) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.47% for the period ending June 30, 2000 and 1.26%, and 2.47%, for the years ended December 31, 1999, and 1998, respectively.
(x) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .42% for the period ending June 30, 2000, and .35%, and .71%, for the years ended December 31, 1999, and 1998, repectively.
(y) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.44% for the period ending June 30, 2000 and 2.24%, and 4.55%, for the years ended December 31, 1999, and 1998, respectively.
(z) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.01% for the period ending June 30, 2000 and 1.04% , and 2.03%, for the years ended December 31, 1999, and 1998, respectively.
(1) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .97% for the period ending June 30, 2000, and 1.09% for the year ended December 31, 1999.
(2) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .92% for the period endig June 30, 2000, and .96% for the year ended December 31, 1999.
(3) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.49% for the period ending June 30, 2000 and 1.71% for the year ended December 31, 1999.
(4) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.37% for the period ending June 30, 2000, and 1.20% for the year ended December 31, 1999.
(5) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.55% for the period ending June 30, 2000, and 1.17% for the year ended December 31, 1999.
(6) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.35% for the period ending June 30, 2000 and 1.42% for the year ended December 31, 1999.
(7) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09% for the period ending June 30, 2000 and 1.17% for the year ended December 31, 1999.
(8) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.41% for the period ending June 30, 2000 and 1.61% for the year ended December 31, 1999.
(9) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.37% for the period ending June 30, 2000.
(10) Expense ratio is net of expense reimbursement. Had such reimbursementnot been made the expense ratio would have been 2.47% for the period ending June 30, 2000.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                        Market
             Name of Issuer                           Shares             Value
                                                                        (000's)
COMMON STOCK

Auto and Truck Parts - 0.2%
  Lear Corp. * .................................      138,400          $  2,768

Automobile - 0.3%
  General Motors Corp. - Cl. H .................       45,000             3,949

Banks - 0.3%
  Comerica, Inc. ...............................      100,000             4,487

Business Services - 0.6%
  Automatic Data Processing, Inc. ..............       47,100             2,523
  Electronic Data Systems Corp. ................      150,000             6,187
                                                                       --------
                                                                          8,710

Commercial Services - 1.6%
  Convergys Corp. * ............................      102,500             5,317
  Interpublic Group Cos., Inc. .................      108,300             4,657
  Lamar Advertising Co. * ......................      119,100             5,158
  Omnicom Group, Inc. ..........................       96,000             8,550
                                                                       --------
                                                                         23,682

Computer Equipment - 14.4%
  Compaq Computer Corp. ........................      263,600             6,738
  Comverse Technology, Inc. * ..................       89,400             8,314
  Dell Computer Corp. * ........................      533,600            26,313
  Hewlett-Packard Co. ..........................      127,200            15,884
  Intel Corp. ..................................      704,900            94,237
  International Business Machines Corp. ........      286,100            31,346
  Network Appliance, Inc. * ....................      140,100            11,278
  VERITAS Software Corp. * .....................      181,000            20,456
                                                                       --------
                                                                        214,566

Computer Software and Services - 19.3%
  Adobe Systems, Inc. ..........................       55,600             7,228
  America Online, Inc. * .......................      507,000            26,744
  DST Systems, Inc. * ..........................       66,300             5,047
  EMC Corp. * ..................................      496,300            38,184
  First Data Corp. .............................      145,200             7,206
  Fiserv, Inc. .................................      168,200             7,275
  Intuit, Inc. * ...............................      201,300             8,329
  Microsoft Corp. ..............................      716,200            57,296
  Oracle Corp. *................................      600,300            50,463
  Portal Software, Inc. * ......................      173,800            11,101
  Siebel Systems, Inc. * .......................       80,000            13,085
  Sun Microsystems, Inc. * .....................      402,700            36,620
  Yahoo!, Inc. * ...............................      158,200            19,597
                                                                      ---------
                                                                        288,175

Consumer - Miscellaneous - 0.5%
  Black & Decker Corp. .........................      187,400             7,367

Diversified Operations - 7.9%
  Corning, Inc. ................................       67,200            18,136
  El Paso Energy Corp. .........................      147,800             7,528
  General Electric Co. .........................    1,750,000            92,750
                                                                      ---------
                                                                        118,414

Electronic Products and Services - 19.3%
  Agilent Technologies, Inc. * .................      149,900            11,055
  Altera Corp. * ...............................       85,200             8,685
  Anadigics, Inc. * ............................      130,000             4,428
  Analog Devices, Inc. * .......................      130,900             9,948
  Applied Materials, Inc. * ....................      169,400            15,352
  Applied Micro Circuits Corp. * ...............       95,400             9,421
  Atmel Corp. * ................................      168,600             6,217
  Cisco Systems, Inc. * ........................    1,690,700           107,465
  Jabil Circuit, Inc. * ........................       82,800             4,109
  Lam Research Corp. * .........................      154,800             5,805
  Linear Technology Corp. ......................      136,800             8,747
  LSI Logic Corp. * ............................      114,300             6,187
  Maxim Integrated Products, Inc. * ............      149,600            10,163
  Motorola, Inc. ...............................      156,000             4,534
  Novellus Systems, Inc. * .....................       80,700             4,565
  PE Corp-BE Biosystems Group ..................       85,600             5,639
  Sanmina Corp. * ..............................       50,000             4,275
  SCI Systems, Inc. * ..........................      159,700             6,258
  Solectron Corp. * ............................      163,600             6,851
  Teradyne, Inc. * .............................       65,800             4,836
  Texas Instruments, Inc. ......................      372,900            25,614
  Vitesse Semiconductor Corp. * ................       60,400             4,443
  Waters Corp. * ...............................       47,000             5,866
  Xilinx, Inc. * ...............................      101,500             8,380
                                                                       --------
                                                                        288,843

Financial Services - 1.2%
  Citigroup, Inc. ..............................      300,000            18,075

Health Care Products - 12.6%
  Allergan, Inc. ...............................      158,700            11,823
  American Home Products Corp. .................      123,300             7,244
  Bristol-Myers Squibb Co. .....................      195,900            11,411
  Cardinal Health, Inc. ........................       97,800             7,237
  Cephalon, Inc. * .............................       69,300             4,149
  CV Therapeutics, Inc. * ......................       48,400             3,355
  Eli Lilly & Co. ..............................      163,900            16,369
  Merck & Co., Inc. ............................      351,200            26,911
  Pfizer, Inc. .................................    1,003,100            48,149
  Pharmacia Corp. ..............................      290,400            15,010
  QLT PhotoTherapeutics, Inc. * ................      114,700             8,868
  Schering-Plough Corp. ........................      543,200            27,432
                                                                       --------
                                                                        187,958

Health Care Services - 0.3%
  Wellpoint Health Networks, Inc. * ............       61,600             4,462

Insurance - 2.2%
  Aon Corp. ....................................      200,200             6,219
  AXA Financial, Inc. ..........................      265,300             9,020
  Hartford Financial Services Group, Inc. ......       98,200             5,493
  Lincoln National Corp. .......................      179,500             6,485
  PartnerRe, Ltd. ..............................      156,000             5,528
                                                                      ---------
                                                                         32,745

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                        Market
             Name of Issuer                            Shares            Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Machinery - 0.4%
  Ingersoll-Rand Co. ...........................      151,700         $   6,106

Media - Publishing - 0.6%
  AT&T Corp. - Liberty Media Group - Cl. A * ...      386,800             9,380

Media - TV / Radio - 2.1%
  Infinity Broadcasting Corp. - Cl. A * ........      148,200             5,400
  Time Warner, Inc. ............................      182,400            13,863
  Viacom, Inc. - Cl. B * .......................      173,600            11,837
                                                                      ---------
                                                                         31,100

Oil and Natural Gas Exploration and Production -
0.2%
Noble Drilling Corp. * .........................       80,000             3,295

Retail - Department Stores - 5.9%
  Circuit City Stores, Inc. ....................       80,100             2,658
  Gap, Inc. ....................................      362,500            11,328
  Home Depot, Inc. .............................      487,300            24,335
  Lowe's Cos., Inc. ............................      186,100             7,642
  RadioShack Corp. .............................       91,900             4,354
  Tiffany & Co. ................................       70,000             4,725
  TJX Cos., Inc. ...............................      456,600             8,561
  Wal-Mart Stores, Inc. ........................      438,100            25,245
                                                                      ---------
                                                                         88,848

Retail - Food - 0.2%
  Outback Steakhouse, Inc. * ...................      128,200             3,750

Telecommunication Equipment - 6.4%
  ADC Telecommunications, Inc. * ...............      119,400            10,015
  CIENA Corp. * ................................       49,200             8,201
  JDS Uniphase Corp. * .........................      200,100            23,987
  Lucent Technologies, Inc. ....................      550,000            32,587
  Nortel Networks Corp. ........................      175,000            11,944
  RF Micro Devices, Inc. * .....................       48,100             4,215
  Scientific-Atlanta, Inc. .....................       63,000             4,693
                                                                      ---------
                                                                         95,642

Telecommunication Services - 2.8%
  Clear Channel Communications, Inc. * .........      104,100             7,808
  Sprint PCS (PCS Group) * .....................      295,000            17,552
  WorldCom, Inc. * .............................      365,900            16,786
                                                                      ---------
                                                                         42,146
                                                                      ---------
                             TOTAL COMMON STOCK-         99.3%        1,484,468

                                                        Par            Market
                                                       Value            Value
                                                      (000's)          (000's)
SHORT-TERM INVESTMENTS - 2.5%

 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00 ..........................     $ 38,005            38,005
                              TOTAL INVESTMENTS-        101.8%        1,522,473
            Payables, less Cash and receivables-         (1.8)%        (27,588)
                                                     ---------        ---------
                                     NET ASSETS-        100.0%        1,494,885
                                                     =========        =========

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
FUNDAMENTAL MID CAP GROWTH PORTFOLIO


                                                                        Market
                Name of Issuer                           Shares          Value
                                                                       (000's)
COMMON STOCK

Commercial Services - 4.0%
  Celestica, Inc. * ............................          16,000        $   794
  True North Communications ....................           5,800            255
  Young & Rubicam, Inc. ........................           4,000            229
                                                                        -------
                                                                          1,278

Computer Equipment - 2.6%
  Foundry Networks, Inc. * .....................           4,787            529
  SanDisk Corp. * ..............................           3,000            184
  Silicon Storage Technology, Inc. * ...........           1,500            132
                                                                        -------
                                                                            845

Computer Software and Services - 18.4%
  Agile Software Corp. * .......................           1,000             71
  Alteon Websystems, Inc. * ....................           5,400            540
  Citrix Systems, Inc. * .......................             500             10
  Clarent Corp. * ..............................           1,500            107
  E.piphany, Inc. * ............................             100             11
  Exodus Communications, Inc. * ................           1,300             60
  Intertrust Technologies Corp. * ..............           7,500            154
  Kana Communications, Inc. * ..................           8,500            526
  Mercury Interactive Corp. * ..................           8,300            803
  Micromuse, Inc. * ............................           6,900          1,142
  Portal Software, Inc. * ......................           5,000            319
  Rational Software Corp. * ....................           9,300            864
  RealNetworks, Inc. * .........................           6,000            303
  Redback Networks, Inc. * .....................           1,200            214
  Research in Motion, Ltd. * ...................           4,000            181
  Utstarcom, Inc. ..............................          12,200            371
  Vitria Technology, Inc. * ....................           3,000            183
                                                                        -------
                                                                          5,859
Electric Power - 2.4%
  Calpine Corp. * ..............................          11,800            776

Electronic Products and Services - 24.9%
  Amkor Technology, Inc. * .....................             200              7
  Applied Micro Circuits Corp. * ...............           3,500            346
  Bookham Technolgy plc ........................          14,000            830
  Flextronics International Ltd. ...............           4,000            275
  GlobeSpan, Inc. * ............................             100             12
  Jabil Circuit, Inc. * ........................          11,000            546
  Millipore Corp. ..............................          10,000            754
  Newport Corp. ................................          12,100          1,299
  QLogic Corp. * ...............................           7,500            495
  Sanmina Corp. * ..............................           9,600            821
  SDL, Inc. * ..................................           2,800            799
  TranSwitch Corp. * ...........................           7,000            540
  Virata, Corp. * ..............................           5,500            328
  Vishay Intertechnology, Inc. * ...............           3,750            142
  Vitesse Semiconductor Corp. * ................           3,350            246
  Waters Corp. * ...............................           4,000            499
                                                                        -------
                                                                          7,939

Food, Beverage and Tobacco - 0.5%
  Adolph Coors Co. - Cl. B .....................           2,500            151

Health Care Products - 4.3%
  Abgenix, Inc. * ..............................           5,000            599
  Affymetrix, Inc. * ...........................           1,800            297
  ImClone Systems, Inc. * ......................           3,000            230
  QLT PhotoTherapeutics, Inc. * ................           3,000            232
                                                                        -------
                                                                          1,358

Machinery - 1.9%
  SPX Corp. ....................................           5,000            605

Media - TV / Radio - 2.0%
  Hispanic Broadcasting Corp. *.................          12,400            411
  TV Guide, Inc. - Cl. A * .....................           2,000             69
  Univision Communications, Inc. - Cl. A * .....           1,500            155
                                                                        -------
                                                                            635

Oil and Natural Gas Exploration and Production -
2.2%
  Kinder Morgan, Inc. ..........................          20,000            691

Retail - Department Stores - 7.5%
  BJ's Wholesale Club, Inc. ....................          17,000            561
  Copper Mountain Networks, Inc. * .............          10,400            916
  Tiffany & Co. ................................          13,600            918
                                                                        -------
                                                                          2,395

Telecommunication Equipment - 11.5%
  E-Tek Dynamics, Inc. * .......................           2,400            633
  Efficient Networks, Inc. * ...................          10,750            791
  Finisar Corp. * ..............................          17,000            445
  Harmonic, Inc. * .............................           2,256             56
  JDS Uniphase Corp. * .........................           4,454            534
  Next Level Communications, Inc. * ............           1,500            128
  RF Micro Devices, Inc. * .....................           6,400            561
  Scientific-Atlanta, Inc. .....................           6,750            503
                                                                        -------
                                                                          3,651

Telecommunication Services - 3.6%
  Aether Systems, Inc. * .......................           5,000          1,025
  Aspect Communications Corp. * ................             100              4
  Nextel Partners, Inc. - Cl. A * ..............           3,300            107
                                                                        -------
                                                                          1,136
                                                                        -------
                             TOTAL COMMON STOCK-            85.8%        27,319

                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS - 13.8%
  Investment in joint trading account (Note B)
     6.853% due 07/03/00 .......................          $4,374          4,374
                              TOTAL INVESTMENTS-            99.6%        31,693
            Receivables, less Cash and payables-             0.4%           136
                                                          ------        -------
                                     NET ASSETS-           100.0%        31,829
                                                          ======        =======

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO


                                                                      Market
              Name of Issuer                          Shares           Value
                                                                      (000's)
COMMON STOCK

Aerospace and Defense - 1.4%
  General Dynamics Corp. .......................        1,200          $     63
  Honeywell International, Inc. ................        1,400                47
  United Technologies Corp. ....................        1,600                94
                                                                       --------
                                                                            204

Auto and Truck Parts - 0.0%
  Visteon Corp. ................................          223                 3

Automobile - 0.5%
  Ford Motor Co. ...............................        1,700                73

Banks - 2.1%
  AmSouth Bancorporation .......................        1,400                22
  Bank of America Corp. ........................          400                17
  Comerica, Inc. ...............................          900                40
  FleetBoston Financial Corp. ..................        4,500               153
  J.P. Morgan & Co., Inc. ......................          500                55
  Suntrust Banks, Inc. .........................          600                28
                                                                      ---------
                                                                            315

Business Services - 0.4%
  Automatic Data Processing, Inc. ..............        1,100                59

Chemicals - 1.3%
  Air Products & Chemicals, Inc. ...............        1,200                37
  Dow Chemical Co. .............................        3,600               109
  Praxair, Inc. ................................        1,200                45
                                                                      ---------
                                                                            191

Commercial Services - 0.9%
  Interpublic Group Cos., Inc. .................        1,200                52
  Omnicom Group, Inc. ..........................          700                62
  R.R. Donnelley & Sons Co. ....................          900                20
                                                                      ---------
                                                                            134

Computer Equipment - 6.5%
  Compaq Computer Corp.  .......................        1,700                44
  Comverse Technology, Inc. ....................          400                37
  Dell Computer Corp. ..........................        2,300               114
  Hewlett-Packard Co. ..........................          900               112
  Intel Corp. ..................................        2,900               388
  International Business Machines Corp. ........        1,500               164
  Network Appliance, Inc. ......................          300                24
  VERITAS Software Corp. .......................          700                79
                                                                      ---------
                                                                            962
Computer Software and Services - 8.3%
  America Online, Inc. .........................        1,600                84
  Electronic Data Systems Corp. ................        1,200                50
  EMC Corp. ....................................        1,600               123
  First Data Corp. .............................        2,400               119
  Intuit, Inc. .................................          800                33
  Microsoft Corp. ..............................        4,400               352
  Oracle Corp. .................................        2,900               244
  Siebel Systems, Inc. .........................          200                33
  Sun Microsystems, Inc. .......................        1,300               118
  Yahoo!, Inc. .................................          600                74
                                                                      ---------
                                                                          1,230

Consumer - Miscellaneous - 0.8%
  Avery Dennison Corp. .........................          700                47
  Black & Decker Corp. .........................        1,400                55
  Sherwin-Williams Co. .........................        1,100                23
                                                                      ---------
                                                                            125
Cosmetics and Personal Care Products - 0.2%
 Procter & Gamble Co. ..........................          500                29

Diversified Operations - 5.2%
 El Paso Energy Corp. ..........................        1,100                56
 General Electric Co. ..........................        9,000               477
 Illinois Tool Works, Inc. .....................          500                28
 Minnesota Mining & Manufacturing Co. ..........          700                58
 Textron, Inc. .................................        1,000                54
 Tyco International, Ltd. ......................        2,000                95
                                                                      ---------
                                                                            768
Electric Power - 2.3%
 Ameren Corp. ..................................          800                27
 Constellation Energy Group. ...................          800                26
 Dominion Resources, Inc. ......................        1,600                69
 Duke Energy Co. ...............................        1,800               101
 PG & E Corp. ..................................        1,600                39
 Pinnacle West Capital Corp. ...................          700                24
 Reliant Energy, Inc. ..........................        2,000                59
                                                                      ---------
                                                                            345
Electronic Products and Services - 6.6%
 Agilent Technologies, Inc. ....................          343                25
 Altera Corp. ..................................          400                41
 Analog Devices, Inc. ..........................          500                38
 Applied Materials, Inc. .......................          700                64
 Cisco Systems, Inc. ...........................        6,800               432
 Linear Technology Corp. .......................          600                38
 Maxim Integrated Products, Inc. ...............          600                41
 Motorola, Inc. ................................        1,900                55
 SCI Systems, Inc. .............................        1,000                39
 Solectron Corp. ...............................          600                25
 Texas Instruments, Inc. .......................        1,500               103
 Waters Corp. ..................................          300                38
 Xilinx, Inc. ..................................          400                33
                                                                      ---------
                                                                            972
Financial Services - 3.1%
 Associates First Capital Corp. - Cl. A ........        1,300                29
 Citigroup, Inc.  ..............................        6,500               391
 Mellon Financial Corp. ........................          900                33
                                                                      ---------
                                                                            453
Food, Beverage and Tobacco - 1.2%
 Anheuser-Busch Cos., Inc. .....................          500                37

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO

                                                                         Market
              Name of Issuer                            Shares           Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Food, Beverage and Tobacco - Continued
 ConAgra, Inc. .................................        1,100          $     21
 PepsiCo, Inc. .................................          600                27
 Philip Morris Cos., Inc. ......................        2,100                56
 Sysco Corp. ...................................          700                29
                                                                      ---------
                                                                            170
Health Care Products - 10.3%
 Allergan, Inc. ................................        1,000                75
 American Home Products Corp. ..................        1,100                65
 Bausch & Lomb, Inc. ...........................          400                31
 Bristol-Myers Squibb Co. ......................        2,700               157
 Cardinal Health, Inc. .........................          400                30
 Eli Lilly & Co. ...............................          700                70
 Johnson & Johnson .............................          600                61
 Merck & Co., Inc. .............................        2,300               176
 Pfizer, Inc. ..................................       11,075               532
 Pharmacia Corp. ...............................        3,000               155
 Schering-Plough Corp. .........................        2,600               131
 UnitedHealth Group, Inc. ......................          400                34
                                                                      ---------
                                                                          1,517
Health Care Services - 0.2%
 Wellpoint Health Networks, Inc. ...............          300                22

Household Appliances/Furnishings - 0.1%
 Leggett & Platt, Inc. .........................        1,300                21

Insurance - 4.9%
 American General Corp. ........................        1,800               110
 Aon Corp. .....................................        1,600                50
 AXA Financial, Inc. ...........................        3,200               109
 Cigna Corp. ...................................        1,200               112
 Hartford Financial Services Group, Inc. .......        1,300                73
 Lincoln National Corp. ........................        1,700                61
 Marsh & McLennan Cos., Inc. ...................          800                84
 St. Paul Cos., Inc. ...........................        1,100                37
 XL Capital, Ltd. - Cl. A ......................        1,500                81
                                                                      ---------
                                                                            717
Machinery - 0.4%
 Ingersoll-Rand Co. ............................        1,400                56

Media - Publishing - 0.4%
 AT&T Corp. - Liberty Media Group -
      Cl. A ....................................        2,600                63

Media - TV/Radio - 1.7%
 Infinity Broadcasting Corp. - Cl. A ...........        1,500                55
 Time Warner, Inc. .............................        1,000                76
 Viacom, Inc. - Cl. B ..........................        1,793               122
                                                                      ---------
                                                                            253
Oil - 0.7%
 Royal Dutch Petroleum Co. - NY Shares .........        1,700               105

Oil and Natural Gas Exploration and
 Production - 2.5%
 Chevron Corp. .................................          600                51
 Exxon Mobil Corp. .............................        3,100               244
 Kerr-McGee Corp. ..............................          700                41
 USX-Marathon Group ............................        1,200                30
                                                                      ---------
                                                                            366
Paper and Forest Products - 0.3%
 Kimberly-Clark Corp. ..........................          700                40

Personal and Commercial Lending - 0.3%
 MBNA Corp. ....................................        1,800                49

Retail - Department Stores - 4.6%
 Federated Department Stores, Inc. .............        1,500                51
 Gap, Inc. .....................................        3,600               112
 Home Depot, Inc. ..............................        2,600               130
 Limited, Inc. .................................        1,600                35
 Lowe's Cos., Inc. .............................        1,200                49
 Target Corp. ..................................          900                52
 TJX Cos., Inc. ................................        2,800                53
 Wal-Mart Stores, Inc. .........................        3,300               190
                                                                      ---------
                                                                            672
Retail - Food - 0.2%
 Brinker International, Inc. ...................          800                23

Steel - 0.2%
 USX-U.S. Steel Group, Inc. ....................        1,900                35

Telecommunication Equipment - 2.9%
 ADC Telecommunications, Inc. ..................          500                42
 JDS Uniphase Corp. ............................          400                48
 Lucent Technologies, Inc. .....................        2,300               136
 Nortel Networks Corp. .........................        2,900               198
                                                                      ---------
                                                                            424
Telecommunication Services - 1.7%
 Clear Channel Communications, Inc. ............          500                38
 Sprint PCS (PCS Group) ........................        1,400                83
 WorldCom, Inc. ................................        2,900               133
                                                                      ---------
                                                                            254
Telephone - 1.9%
 Bell Atlantic Corp. ...........................        1,000                51
 BellSouth Corp. ...............................          600                26
 SBC Communications, Inc. ......................        3,000               130
 Sprint Corp. ..................................        1,400                71
                                                                      ---------
                                                                            278
Transportation Services - 0.2%
 Union Pacific Corp. ...........................          600                22

U.S. Government Agencies - 0.6%
 Federal National Mortgage Assoc. ..............        1,700                89
                                                                      ---------
                             TOTAL COMMON STOCK-         74.9%           11,039

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO
                                                        Par             Market
              Name of Issuer                           Value             Value
                                                      (000's)           (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.1%
 Lockheed Martin Corp. - Bonds
 8.5% due 12/01/29 .............................      $    15          $     15

Automobile - 0.3%
 Ford Motor Co. - Bonds
 6.625% due 10/01/28 ...........................           60                51

Banks - 1.0%
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02 ...........................           50                48
 Capital One Bank - Notes
 7.08% due 10/30/01 ............................           50                50
 Korea Development Bank - Bonds
 7.125% due 09/17/01 ...........................           50                50
                                                                      ---------
                                                                            148
Brokerage and Investment Management - 0.3%
 Lehman Brothers Holdings, Inc. - Notes
 6.5% due 10/01/02 .............................           50                49

Computer Equipment - 0.2%
 International Business Machines Corp. - Notes
 5.625% due 04/12/04 ...........................           30                29

Diversified Operations - 0.4%
 El Paso Energy Corp. - Sr. Notes
 6.625% due 07/15/01 ...........................           30                30
 General Electric Capital Corp.
 7.5% due 05/15/05 .............................           30                30
                                                                      ---------
                                                                             60
Financial Services - 1.0%
 Finova Capital Corp. - Notes
 5.875% due 10/15/01 ...........................           50                45
 Green Tree Financial Corp. - Ser. 1996-8
  Cl. A6
 7.6% due 10/15/27 .............................           50                50
 PNC Funding Corp.
 7.0% due 09/01/04 .............................           50                49
                                                                      ---------
                                                                            144
Media - TV / Radio - 0.3%
 Cox Communications, Inc. - Debs.
 6.8% due 08/01/28 .............................           50                43
 News America, Inc. - Debs.
 7.125% due 04/08/28 ...........................           10                 8
                                                                      ---------
                                                                             51
Natural Gas Distribution - 0.2%
 Enron Corp. - Debs.
 9.125% due 04/01/03 ...........................           30                31

Oil - Equipment and Services - 0.1%
 Petroleum Geo-Services ASA - Sr. Notes
 7.125% due 03/30/28 ...........................           20                17

Oil and Natural Gas Exploration and
Production - 0.2%
 Amerada Hess Corp. - Bonds
 7.875% due 10/01/29 ...........................           30                29

Personal and Commercial Lending - 0.3%
 Household Finance Corp. - Notes
 6.0% due 05/01/04 .............................           30                28
 U.S. West Capital Funding, Inc.
 6.875% due 07/15/28 ...........................           10                 9
                                                                      ---------
                                                                             37
Retail - Department Stores - 0.1%
 Wal Mart Stores, Inc.
 7.55% due 02/15/30 ............................           20                20

Retail - Food - 0.5%
 Safeway, Inc. - Notes
 5.875% due 11/15/01 ...........................           50                49
 The Kroger Co
 8.05% due 02/01/10 ............................           20                20
                                                                      ---------
                                                                             69
Telephone - 0.1%
 Sprint Capital Corp.
 6.875% due 11/15/28 ...........................           10                 9

Transportation Services - 0.1%
 Delta Air Lines, Inc.
 8.3% due 12/15/29 .............................           20                17

U.S. Government Agencies - 7.6%
 Federal National Mortgage Assoc.
 6.0% due 07/25/15 .............................          345               326
 6.5% due 08/25/30 .............................          150               141
 7.0% due 08/25/30 .............................          310               299
 7.25% due 05/15/30 ............................           70                72
 7.5% due 07/25/30 .............................          279               275
                                                                      ---------
                                                                          1,113
U.S. Governmental - 9.0%
 U.S. Treasury - Bonds
 5.25% due 02/15/29 ............................          250               222
 5.875% due 11/15/04 ...........................          170               168
 6.25% due 05/15/30 ............................          150               157
 U.S. Treasury - Notes
 6.25% due 10/31/01 ............................          265               264
 6.25% due 08/31/02 ............................          260               259
 6.5% due 02/15/10 .............................          255               264
                                                                      ---------
                                                                          1,334
                                                                      ---------
                    TOTAL PUBLICLY-TRADED BONDS-         21.8%            3,223

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO

                                                       Par           Market
              Name of Issuer                          Value           Value
                                                     (000's)         (000's)
 Investment in joint trading account
  (Note B)
 6.853% due 07/03/00............................    $   1,535       $   1,535
                                                    ---------       ---------
                              TOTAL INVESTMENTS-        107.1%         15,798
            Payables, less cash and receivables-         (7.1)%        (1,054)
                                                    ---------       ---------
                                     NET ASSETS-        100.0%         14,744

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND


                                                        Par               Par
              Name of Issuer                           Value             Value
                                                      (000's)           (000's)

PUBLICLY-TRADED BONDS

Aerospace and Defense - 1.0%
 Jet Equipment Trust
 10.91% due 08/15/14 ...........................    $   2,100         $   2,129
 Lockheed Martin Corp. - Notes
 7.95% due 12/01/05 ............................        1,860             1,873
 Lockheed Martin Corp. - Bonds
 8.5% due 12/01/29 .............................        1,815             1,848
 Raytheon Co.
 7.9% due 03/01/03 .............................        2,605             2,617
                                                                      ---------
                                                                          8,467
Agricultural Operations - 0.3%
 Marlin Water Trust - Sr. Notes 144A (a)
 7.09% due 12/15/01 ............................        2,553             2,526

Automobile - 0.9%
 DaimlerChrysler NA Holding Co. - Notes
 7.4% due 01/20/05 .............................        2,520             2,514
 DaimlerChysler AG - Debs.
 7.45% due 03/01/27 ............................        1,800             1,724
 Ford Motor Co. - Debs.
 9.0% due 09/15/01 .............................        2,000             2,039
 United Rentals, Inc.
 9.0% due 04/01/09 .............................        1,230             1,089
                                                                      ---------
                                                                          7,366
Banks - 2.8%
 Abbey National First Capital - Sr. Sub
  Notes
 8.2% due 10/15/04 .............................        4,000             4,101
 BankBoston Corp. - Sub. Notes
 6.625% due 12/01/05 ...........................        2,385             2,279
 International Bank of Reconstruction &
  Development - Debs.
 8.25% due 09/01/16 ............................        2,150             2,364
 National Westminister Bank, NY - Sub Notes
 9.45% due 05/01/01 ............................        5,000             5,085
 NB Capital Trust IV
 8.25% due 04/15/27 ............................        1,680             1,570
 RBSG Capital Corp. - Notes
 10.125% due 03/01/04 ..........................        5,000             5,376
 Royal Bank of Scotland Group plc
 8.817% due 03/31/05 ...........................        1,870             1,926
                                                                      ---------
                                                                         22,701
Brokerage and Investment Management - 1.0%
 Bear Stearns Co., Inc.
 7.625% due 02/01/05 ...........................        1,705             1,679
 Goldman Sachs Group, Inc. - Notes
 7.35% due 10/01/09 ............................        1,700             1,629
 Morgan Stanley Group, Inc. - Notes
 8.875% due 10/15/01 ...........................        3,000             3,055
 Salomon Brothers Mortgage Securities VII
 6.75% due 07/25/24 ............................        1,890             1,888
                                                                      ---------
                                                                          8,251
Chemicals - 0.2%
 Akzo Nobel, Inc. - Bonds 144A (a)
 6.0% due 11/15/03 .............................        1,630             1,546
 Equistar Chemical - Notes
 8.5% due 02/15/04 .............................          145               143
                                                                      ---------
                                                                          1,689
Computer Software and Services - 0.4%
 Exodus Communications, Inc.
 10.75% due 12/15/09 ...........................        1,550             1,496
 PSINet, Inc. - Sr. Notes
 11.5% due 11/01/08 ............................          950               902
 Verio, Inc. - Sr. Notes
 10.375% due 04/01/05 ..........................        1,135             1,192
                                                                      ---------
                                                                          3,590
Diversified Operations - 0.2%
 Harrahs Operating Co., Inc.
 7.5% due 01/15/09 .............................        1,495             1,387

Electric Power - 7.6%
 AES Corp. - Sr. Notes
 9.5% due 06/01/09 .............................          935               916
 AES Corp. - Sr. Sub. Notes
 10.25% due 07/15/06 ...........................        3,113             3,105
 AES Eastern Energy
 9.0% due 01/02/17 .............................        2,130             2,074
 Beaver Valley Funding Corp. - Debs.
 9.0% due 06/01/17 .............................        2,365             2,327
 BVPS II Funding Corp. - Coll. Lease Bonds
 8.89% due 06/01/17 ............................        2,464             2,366
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 ............................        2,100             2,143
 Calpine Corp. - Sr. Notes
 10.5% due 05/15/06 ............................        1,920             1,987
 Cleveland Electric Illuminating Co.
 7.88% due 11/01/17 ............................          480               459
 Cleveland Electric Illuminating Co. - 1st
  Mtge.
 9.5% due 05/15/05 .............................        5,775             5,791
 CMS Energy Corp. - Sr. Notes
 6.75% due 01/15/04 ............................        2,040             1,896
 8.125% due 05/15/02 ...........................        2,650             2,628
 Connecticut Light & Power Co.
 7.75% due 06/01/02 ............................        1,090             1,094
 Connecticut Light & Power Co. - Notes 144A (a)
 8.59% due 06/04/03 ............................        1,310             1,275

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND
                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Electric Power - Continued
 East Coast Power LLC - Secd. Notes
 7.066% due 03/31/12 ...........................    $   1,855         $   1,706
 Long Island Lighting Co. - Debs.
 8.2% due 03/15/23 .............................        3,235             3,177
 Midland Cogeneration Venture - Debs.
 10.33% due 07/23/02 ...........................          496               508
 10.33% due 07/23/02 ...........................        2,046             2,094
 Monterrey Power SA de CV - Sec. Bonds 144A (a)
 9.625% due 11/15/09 ...........................          720               662
 Niagara Mohawk Power Corp. - Debs.
 8.77% due 01/01/18 ............................        3,965             4,008
 North Atlantic Energy Corp. - 1st Mtge.
 9.05% due 06/01/02 ............................        1,230             1,244
 Peco Energy Transition Trust
 0.99% due 03/01/10 ............................        7,630             7,710
 PNPP II Funding Corp. - Debs.
 9.12% due 05/30/16 ............................        2,455             2,445
 Quest Diagnostic, Inc.
 10.75% due 12/15/06 ...........................        1,847             1,912
 Sierra Pacific Resources - Notes
 8.75% due 05/15/05 ............................        2,535             2,574
 System Energy Resources, Inc. - 1st Mtge.
 7.71% due 08/01/01 ............................        2,590             2,591
 Waterford 3 Funding - Entergy - Bonds
 8.09% due 01/02/17 ............................        4,488             4,201
                                                                      ---------
                                                                         62,893
Electronic Products and Services - 0.0%
 Amkor Technologies, Inc. - Sr. Sub Notes
 10.5% due 05/01/09 ............................          370               373

Energy - Alternative Source - 0.4%
 CALENERGY , Inc.
 7.23% due 09/15/05 ............................        1,425             1,385
 Panhandle East Pipe Line - Sr. Notes 144A (a)
 8.25% due 04/01/10 ............................        1,870             1,868
                                                                      ---------
                                                                          3,253
Financial Services - 2.3%
 Associates Corp. of North America - Debs.
 6.95% due 11/01/18 ............................        1,465             1,289
 Bank of New York Institution Capital - 144A (a)
 7.78% due 12/01/26 ............................        3,350             2,926
 Barclays North America Capital Corp. - Debs.
 9.75% due 05/15/21 ............................        4,650             4,924
 CIT Group, Inc. - Notes
 5.5% due 10/15/01 .............................
 General Motors Acceptance Corp. - Notes
 7.75% due 01/19/10 ............................        2,175             2,162

 Peco Energy Transition Trust
 6.05% due 03/01/09 ............................        2,600             2,428
 Sun Canada Financial Co. - Bonds 144A (a)
 6.625% due 12/15/07 ...........................        3,345             3,184
 URC Holdings Corp. - Sr. Notes 144A (a)
 7.875% due 06/30/06 ...........................        1,840             1,876
                                                                      ---------
                                                                         18,789
Food, Beverage and Tobacco - 0.3%
 Canandaigua Brands, Inc. - Sr. Sub. Notes
 8.75% due 12/15/03 ............................        2,365             2,270

Foreign Governmental - 2.3%
 Hydro-Quebec - Debs.
 9.4% due 02/01/21 .............................          610               709
 Hydro-Quebec - Debs. Ser. FU
 11.75% due 02/01/12 ...........................        5,000             6,565
 Hydro-Quebec - Debs. Ser. IF
 7.375% due 02/01/03 ...........................        1,000             1,001
 Nova Scotia
 8.75% due 04/01/22 ............................        3,000             3,321
 Province of Manitoba
 9.0% due 12/15/00 .............................        3,000             3,027
 9.25% due 04/01/20 ............................        2,000             2,301
 Province of Saskatchewan
 9.375% due 12/15/20 ...........................        1,500             1,732
 Republic of Brazil
 4.5% due 04/15/14 .............................
 Republic of Venezuela - Debs.
 6.812% due 12/18/07 ...........................
                                                                      ---------
                                                                         18,656
Health Care Products - 0.2%
 Fresenius Medical Capital Trust II
 7.875% due 02/01/08 ...........................        1,740             1,583

Health Care Services - 0.6%
 Dynacare, Inc. - Sr. Notes
 10.75% due 01/15/06 ...........................        2,660             2,407
 Iasis Healthcare Corp.
 13.0% due 10/15/09 ............................        1,225             1,222
 Tenet Healthcare Corp. - Sr. Notes
 8.0% due 01/15/05 .............................        1,295             1,247
                                                                      ---------
                                                                          4,876
Insurance - 1.3%
 Conseco, Inc. - Notes
 9.0% due 10/15/06 .............................

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND

                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Insurance - Continued
 Equitable Life Assurance Society USA -
  Notes 144A (a)
 6.95% due 12/01/05 ............................    $   2,750         $   2,657
 Mass. Mutual Life Insurance Co. - Notes
  144A (a)
 7.625% due 11/15/23 ...........................        2,640             2,510
 New York Life Insurance Co. - Sr. Notes
  144A (a)
 7.5% due 12/15/23 .............................        5,970             5,250
                                                                      ---------
                                                                         10,417
Leisure and Recreation - 0.3%
 SFX Entertainment, Inc.
 9.125% due 12/01/08 ...........................        2,570             2,596

Media - TV / Radio - 2.6%
 Adelphia Communications Corp. - Sr. Notes
 8.125% due 07/15/03 ...........................        1,270             1,203
 9.25% due 10/01/02 ............................        2,460             2,417
 Adelphia Communications Corp.
 9.375% due 11/15/09 ...........................          735               676
 Clear Channel Communications - Sr. Notes
 7.875% due 06/15/05 ...........................        2,545             2,557
 Continental Cablevision - Sr. Notes
 8.3% due 05/15/06 .............................        2,165             2,237
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09 ...........................        1,845             1,790
 News America Holdings, Inc. - Debs.
 8.25% due 08/10/18 ............................        1,275             1,238
 Rogers Cablesystems - Sr. Notes
 10.0% due 03/15/05 ............................        1,205             1,235
 TCI Communications, Inc. - Debs.
 7.875% due 02/15/26 ...........................        2,745             2,727
 Time Warner, Inc. - Debs.
 9.125% due 01/15/13 ...........................        4,003             4,344
 United Pan Europe Communications Sr. Notes
  Ser.B
 11.25% due 11/01/09 ...........................        1,045               920
                                                                      ---------
                                                                         21,344
Metal Product and Fabrication - 0.2%
 Yanacocha Receivables - Pass thru Certs.
  144A (a)
 8.4% due 06/15/05 .............................        1,560             1,420

Metals and Mining - 0.2%
 Golden Northwest Aluminum
 12.0% due 12/15/06 ............................        1,420             1,420

Municipals - 0.4%
 New Hampshire State - Taxable Pease Dev. Auth.
 7.7% due 07/01/12 .............................        3,000             3,124

Oil - 0.8%
 Occidental Petroleum Corp.
 8.45% due 02/15/29 ............................        2,725             2,806
 Phillips Petroleum Co.
 8.75% due 05/25/10 ............................        1,815             1,922
 Valero Energy - Bonds
 8.75% due 06/15/30 ............................        1,815             1,880
                                                                      ---------
                                                                          6,608
Oil - Equipment and Services - 0.6%
 Humpuss Funding Corp. - 144A (a)
 7.72% due 12/15/09 ............................        1,078               791
 Petroleum-Geo Services ASA - Sr. Notes
 6.625% due 03/30/08 ...........................        2,410             2,131
 TOSCO Corp.
 8.125% due 02/15/30 ...........................        2,415             2,435
                                                                      ---------
                                                                          5,357
Oil and Natural Gas Exploration and
 Production - 1.1%
 Apache Finance of Canada
 7.75% due 12/15/29 ............................        1,830             1,786
 Coastal Corp.
 7.75% due 06/15/10 ............................        1,805             1,793
 Occidental Petroleum Corp. - Sr. Debs.
 10.125% due 09/15/09 ..........................        3,000             3,363
 Ocean Energy, Inc.
 8.875% due 07/15/07 ...........................        1,325             1,315
 Snyder Oil Corp.
 8.75% due 06/15/07 ............................          805               809
 Triton Energy Corp., Ltd. - Sr. Notes
 8.75% due 04/15/02 ............................          450               445
                                                                      ---------
                                                                          9,511
Paper and Forest Products - 0.7%
 Abitibi-Consolidated, Inc. - Debs.
 8.5% due 08/01/29 .............................          915               861
 Fort James Corp. - Sr. Notes
 6.5% due 09/15/02 .............................        2,120             2,069
 International Paper Co. Notes 144A (a)
 8.125% due 07/08/05 ...........................        2,540             2,563
                                                                      ---------
                                                                          5,493
Personal and Commercial Lending - 6.9%
 Commercial Mortgage Acceptance Corp. -
  Ser. 1991-C1 A1
 6.79% due 06/15/31 ............................        3,390             3,312
 CS First Boston Mortgage Securities Corp. -
  Ser. 1998-C1 A1A
 6.26% due 04/11/30 ............................        2,697             2,591
 Deutsche Mortgage & Asset Receiving Corp. -
  Ser. 1998-C1 Cl. C
 6.861% due 03/15/08 ...........................        2,170             2,043
 EQCC Home Equity Loan Trust
 6.57% due 02/15/29 ............................        2,120             2,003

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND

                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Personal and Commercial Lending - Continued
 Ford Motor Credit Co. - Notes
 6.125% due 04/28/03 ...........................    $   3,185         $   3,066
 Ford Motor Credit Co.
 7.375% due 10/28/09 ...........................        2,190             2,119
 GMAC Commercial Mortgage Securities, Inc.
 6.566% due 11/15/07 ...........................        3,385             3,207
 GMAC Commercial Mortgage Securities, Inc.
  - 1997-C1 A2
 6.853% due 09/15/06 ...........................        7,325             7,189
 Household Finance Corp. - Notes
 5.875% due 11/01/02 ...........................        3,955             3,819
 Household Finance Corp. - Sr. Unsub.
 5.875% due 02/01/09 ...........................        1,820             1,581
 LB Commercial Conduit Mortgage Trust -
  Ser. 1999-C1
 6.41% due 08/15/07 ............................        3,427             3,304
 Midland Funding Corp. II - Debs.
 11.75% due 07/23/05 ...........................        1,150             1,216
 Money Store Home Equity Trust - Ser.
  1997-C1 DAF7
 6.485% due 12/15/28 ...........................        4,060             3,881
 Morgan Stanley Capital Ser. 1999-CAM1 Cl. A3
 6.92% due 11/15/18 ............................        7,605             7,426
 U.S. West Capital Funding, Inc.
 6.875% due 07/15/28 ...........................        2,695             2,316
 UCFC Home Equity Loan - Ser. 1996-A1 A5
 6.5% due 04/15/16 .............................          166               165
 UCFC Home Equity Loan
 7.18% due 02/15/25 ............................        1,115             1,101
 UCFC Home Equity Loan - Ser. 1997-A1 A8
 7.22% due 06/15/28 ............................        6,648             6,563
                                                                      ---------
                                                                         56,902
Real Estate Investment Trust - 2.4%
 American Health Properties, Inc. - Notes
 7.5% due 01/15/07 .............................        1,350             1,202
 Amresco Residential Securities - Mtge.
  Loan
 6.51% due 08/25/27 ............................        7,885             7,539
 Cabot Industrial Properties LP - Notes
 7.125% due 05/01/04 ...........................        1,975             1,900
 Camden Property Trust - Sr. Notes
 7.0% due 04/15/04 .............................        2,170             2,081
 IMC Home Equity Loan Trust - Ser. 1998-1 A4
 6.6% due 03/20/25 .............................        3,280             3,191
 Liberty Property LP - Notes
 6.6% due 06/05/02 .............................        1,675             1,631
 TriNet Corp. Realty Trust, Inc. - Notes
 7.3% due 05/15/01 .............................        2,070             2,004
                                                                      ---------
                                                                         19,548
Real Estate Operations - 0.2%
 HMH Properties, Inc. - Ser. A
 7.875% due 08/01/05 ...........................        2,075             1,909

Telecommunication Equipment - 1.0%
 Axia, Inc.
 10.75% due 07/15/08 ...........................          915               714
 Crown Castle International Corp. - Sr.
  Notes
 9.0% due 05/15/11 .............................        1,665             1,532
 Deutsche Telekom International Finance
 8.25% due 06/15/30 ............................        2,190             2,224
 Nextel Communications - Sr. Notes
 9.375% due 11/15/09 ...........................        2,040             1,958
 Williams Communications Group, Inc. -
  Senior Notes
 10.875% due 10/01/09 ..........................        1,860             1,813
                                                                      ---------
                                                                          8,241
Telecommunication Services - 2.6%
 Clearnet Communications, Inc. - Sr. Disc.
  Notes
 0.0% due 12/15/05 .............................          900               927
 CSC Holdings, Inc. - Sr. Notes
 8.125% due 07/15/09 ...........................        2,830             2,754
 DOMINION Resources , Inc. Virginia
 8.125% due 06/15/10 ...........................        1,455             1,468
 Focal Communications Corp. - Sr. Notes
  144A (a)
 11.875% due 01/15/10 ..........................          765               761
 Global Crossing Holdings, Ltd.
 9.5% due 11/15/09 .............................        2,225             2,136
 GT Group Telecom
 13.25% due 02/01/10
 Level 3 Communications, Inc. - Sr. Notes
  144A (a)
 11.0% due 03/15/08 ............................        1,115             1,104
 MCI Worldcom, Inc. - Sr. Notes
 6.95% due 08/15/28
 McLeodUSA, Inc. - Sr. Notes
 9.5% due 11/01/08 .............................        1,520             1,475
 Nextel Communications, Inc. - Sr. Disc.
  Notes
 1.0% due 02/15/08
 NTL Communications Corp. - Sr. Notes
 11.5% due 10/01/08 ............................        1,980             1,980
 Telecorp PCS, Inc.
 11.625% due 04/15/09 ..........................        1,715             1,128
 Triton PCS, Inc.
 1.0% due 05/01/08 .............................          660               482

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND

                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Telecommunication Services - Continued
 Vodafone Airtouch plc - Ser. 144A (a)
 7.75% due 02/15/10 ............................   $    1,830         $   1,814
 Voicestream Wireless Corp. Sr. Notes
 10.375% due 11/15/09 ..........................          920               952
 Voicestream Wireless Corp.
 11.5% due 09/15/09 ............................        1,540             1,671
 Worldcom, Inc.
 8.0% due 05/15/06 .............................        2,350             2,376
                                                                      ---------
                                                                         21,028
Telephone - 2.0%
 Comcast Cable Communications - Notes
 6.2% due 11/15/08 .............................        1,685             1,518
 GTE Corp. - Debs.
 8.75% due 11/01/21 ............................        3,000             3,248
 GTE North, Inc. - Debs.
 5.65% due 11/15/08 ............................        2,595             2,254
 LCI International, Inc. - Sr. Notes
 7.25% due 06/15/07 ............................        2,205             2,126
 Metromedia Fiber Network, Inc. - Sr. Notes
 10.0% due 11/15/08 ............................        1,920             1,901
 MetroNet Communications Corp. - Sr. Notes
 12.0% due 08/15/07 ............................        1,770             2,005
 NEXTLINK Communications, Inc. - Sr. Notes
 10.75% due 11/15/08 ...........................        1,115             1,098
 Sprint Capital Corp.
 6.9% due 05/01/19 .............................        2,760             2,450
                                                                      ---------
                                                                         16,600
Transportation Services - 2.1%
 America West Airlines, Inc. - Pass thru
  Certs.
 6.93% due 01/02/08 ............................        1,546             1,504
 Continental Airlines, Inc. - Pass thru
  Certs.
 7.206% due 06/30/04 ...........................        2,634             2,558
 Erac USA Finance Co. - Notes 144A (a)
 6.625% due 02/15/05 ...........................        3,345             3,156
 Fine Air Services, Inc.
 9.875% due 06/01/08 ...........................        2,090             1,630
 Northwest Airlines Corp.
 8.375% due 03/15/04 ...........................        1,475             1,365
 Northwest Airlines Corp. - Ser. 1996-1
 8.97% due 01/02/15 ............................          212               211
 NWA Trust - Sr. Notes
 9.25% due 06/21/14 ............................        2,297             2,452
 Railcar Trust - Pass thru Notes Ser.
  1992-1
 7.75% due 06/01/04 ............................        1,605             1,607
 U.S. Air, Inc. - Pass thru Certs. Ser.
  1990-A1
 11.2% due 03/19/05 ............................        1,200             1,212
 Wisconsin Central Transportation Corp. -
  Notes
 6.625% due 04/15/08 ...........................        1,360             1,281
                                                                      ---------
                                                                         16,976
U.S. Government Agencies - 31.1%
 Federal Home Loan Mortgage Corp.
 6.0% due 06/15/11 .............................       10,000             9,478
 Federal National Mortgage Assoc.
 6.0% due 09/01/14 .............................        9,721             9,193
 6.5% due 09/01/13 .............................          134               129
 6.5% due 07/01/14 .............................        8,854             8,533
 6.5% due 11/01/14 .............................          132               128
 6.5% due 01/01/15 .............................           61                59
 6.5% due 02/01/15 .............................          102                98
 6.5% due 06/01/15 .............................          448               432
 6.5% due 11/01/28 .............................       10,775            10,169
 6.625% due 09/15/09 ...........................       17,475            16,882
 6.94% due 01/25/22 ............................        1,455             1,435
 7.0% due 12/31/99 .............................        6,055             5,940
 7.0% due 09/01/10 .............................        4,418             4,362
 7.125% due 02/15/05 ...........................        9,825             9,865
 7.125% due 01/15/30 ...........................       11,595            11,680
 7.385% due 03/25/21 ...........................        1,172             1,174
 7.5% due 04/01/15 .............................        4,000             3,986
 7.5% due 05/01/15 .............................        4,465             4,450
 Government National Mortgage Assoc.
 6.0% due 01/15/29 .............................        9,793             9,019
 6.5% due 07/15/28 .............................       15,291            14,517
 6.5% due 01/15/29 .............................        4,540             4,309
 6.5% due 02/15/29 .............................        3,995             3,791
 6.5% due 04/15/29 .............................        8,374             7,948
 6.5% due 06/15/29 .............................       27,735            26,322
 6.5% due 08/15/29 .............................        7,229             6,861
 6.5% due 12/15/99 .............................       12,435            11,802
 7.0% due 09/15/25 .............................        2,290             2,230
 7.0% due 08/15/28 .............................        6,831             6,641
 7.0% due 03/15/29 .............................        8,996             8,743
 7.0% due 04/15/29 .............................        4,205             4,087
 7.0% due 08/15/29 .............................        3,195             3,105
 7.0% due 09/15/29 .............................       32,333            31,423
 7.5% due 09/15/28 .............................           19                19
 7.5% due 09/15/29 .............................        6,653             6,605
 7.5% due 09/15/29 .............................       11,991            11,905
 7.5% due 12/15/29 .............................        9,064             8,999
 7.5% due 01/15/30 .............................          341               338
 8.0% due 05/15/25 .............................          330               334
 8.0% due 06/15/25 .............................          308               311
 8.0% due 12/31/99 .............................        6,675             6,746
 8.0% due 09/15/25 .............................          600               607
 8.0% due 01/15/26 .............................          290               293

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND

                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

U.S. Government Agencies - Continued
 8.0% due 08/15/27 .............................    $   1,580         $   1,597
 8.5% due 09/15/21 .............................          612               628
 9.0% due 05/15/21 .............................          420               436
 9.0% due 08/15/21 .............................          547               568
 9.5% due 06/15/16 .............................          370               390
                                                                      ---------
                                                                        255,710
U.S. Governmental - 16.1%
 U.S. Treasury - Notes
 5.625% due 05/15/08 ...........................       13,855            13,366
 5.75% due 08/15/03 ............................       10,040             9,869
 7.0% due 07/15/06 .............................       11,434            11,848
 7.5% due 05/15/02 .............................       10,950            11,152
 7.5% due 02/15/05 .............................       18,976            19,889
 U.S. Treasury - Bonds
 7.125% due 02/15/23 ...........................       25,047            27,837
 8.875% due 08/15/17 ...........................       11,899            15,167
                                                                      ---------
                                                                        131,985
                                                                      ---------
                     TOTAL PUBLICLY-TRADEDBONDS-         93.1%          764,859


WARRANTS
Telephone - 0.0%
 MetroNet Communications Corp. - CW07 144A (a)
 expires 08/15/07 (Cost $58)....................            2               261


SHORT-TERM INVESTMENTS - 8.6%
 Investment in joint trading account
  (Note B)
 6.853% due 07/03/00.............................       70,698           70,698
                                                     ----------     -----------
                               TOTAL INVESTMENTS-        101.7%         835,818
             Payables, less cash and receivables-         (1.7)%        (14,195)
                                                     ----------     -----------
                                      NET ASSETS-        100.0%         821,623

(a) Pursuant to Rule 144A (a) under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $37,438 or 4.56% of net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
CORE BOND

                                                        Par             Market
              Name of Issuer                           Value             Value
                                                      (000's)           (000's)

PUBLICLY-TRADED BONDS

U.S. Governmental - 96.9%
 U.S. Treasury - Notes
 5.25% due 05/15/04 ............................      $   200           $   193
 6.25% due 05/15/30 ............................          200               210
 6.375% due 06/30/02 ...........................          850               850
 6.5% due 02/15/10 .............................          900               931
 6.75% due 05/15/05 ............................        2,000             2,046
 7.25% due 05/15/16 ............................          350               386
 7.25% due 08/15/22 ............................          200               225
                                                                        -------
                                                                          4,841
                                                                        -------
                    TOTAL PUBLICLY-TRADED BONDS-         96.9%            4,841
            Receivables, less Cash and payables-          3.1%              154
                                                      -------           -------
                                     NET ASSETS-        100.0%            4,995

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK

Brazil - 4.5%
 Companhia Energetica de Minas Gerias -
   ADR (UTIE) ..................................          3,540        $    61
 Companhia Vale do Rio Doce - ADR
   (META) ......................................          1,605             45
 Embratel Participacoes SA - ADR (UTIT) ........         11,150            264
 Petroleo Brasileiro SA - ADR (OILX) ...........          3,545            107
 Tele Celular Sul Participacoes SA - ADR
   (TELS) ......................................          3,798            172
 Tele Centro Sul Participacoes SA - ADR
   (UTIT) ......................................          4,055            296
 Tele Norte Leste Participacoes SA - ADR
   (TELS) ......................................         12,532            296
 Telemig Celular Participacoes SA - ADR
   (TELS) ......................................            997             72
 Telesp Celular Participacoes SA - ADR
   (TELS) ......................................          9,248            415
 Unibanco - Uniao de Bancos Brasileiros
   SA - GDR (BANK) .............................         12,601            362
 Votorantim Celulose e Papel SA - ADR
   (PAPR) ......................................          4,400             81
                                                                       -------
                                                                         2,171
Cayman Islands - 0.1%
 Phoenix Satellite TV * (MEDI)..................        169,000             24
 SINA.com * (SOFT) .............................            400             10
                                                                       -------
                                                                            34
Chile - 0.2%
 Chilectra SA - ADR (UTIE) .....................          1,400             22
 Compania de Telecomunicaciones de
   Chile SA (UTIT) .............................          4,700             85
                                                                       -------
                                                                           107
China - 2.0%
 China Unicom, Ltd. * (TELS) ...................          1,900             40
 Great Wall Technology Co. * (ETRN) ............        461,000            319
 Guandong Kelon Electrical Holdings Co.,
   Ltd. - H Shares (APPL) ......................         34,000             18
 Nanjing Panda Electric (UTIE) .................        212,000             76
 PetroChina Co., Ltd. - ADR * (OILS) ...........            600             13
 PetroChina Company, Ltd. * (OILX) .............      2,096,000            436
 Yanzhou Coal Mining Co., Ltd. ADR -
   ADR (META) ..................................          3,960             40
 Zhenhai Refining and Chemical Co., Ltd.
   (OILS) ......................................        164,000             26
                                                                       -------
                                                                           968
Czech Republic - 0.4%
 Cesky Telecom a.s. - GDR * (TELS) .............          4,270             71
 SPT Telecom AS (TELS) .........................          6,510            110
                                                                       -------
                                                                           181
Egypt - 0.9%
 Al-Ahram Beverages Co. SAE - GDR
   (FOOD) ......................................          2,171             37
 Eastern Co. for Tobacco & Cigarettes
   (FOOD) ......................................          1,069             23
 Egypt Gas Co. (OILX) ..........................            500             23
 Egypt Mobile Phone * (TELS) ...................         11,677            380
                                                                       -------
                                                                           463
Greece - 2.3%
 Hellenic Telecommunication
   Organization SA (UTIT) ......................         26,088            639
 Hellenic Telecommunications
   Organization SA - ADR (UTIT) ................         38,057            464
                                                                       -------
                                                                         1,103
Hong Kong - 6.1%
 Asia Satellite Telecommunications
   Holdings, Ltd. (TELS) .......................         16,000             55
 China Merchants Holdings International
   Co., Ltd. (CNSU) ............................        129,000             89
 China Telecom (Hong Kong), Ltd.
   (TELS) ......................................        104,000            917
 China Telecom (Hong Kong), Ltd. - ADR
   (TELS) ......................................          3,100            551
 China Unicom, Ltd. * (TELS) ...................        244,000            515
 Citic Pacific, Ltd. (DIOP) ....................         33,000            173
 Cosco Pacific, Ltd. (COMM) ....................        145,000            114
 Founder Holdings , Ltd. (META) ................        138,000             61
 Legend Holdings (COMP) ........................        205,000            199
 TCL International Holdings, Ltd. *
   (ETRN) ......................................        500,000            183
 Timeless Software, Ltd. * (SOFT) ..............         98,000             44
 Yue Yuen Industrial Holdings (APPA) ...........         34,000             75
                                                                       -------
                                                                         2,976
Hungary - 0.7%
 Magyar Tavkozlesi Rt. - ADR (UTIT) ............          7,347            253
 Magyar Tavkozlesi Rt. (UTIT) ..................         12,354             86
                                                                       -------
                                                                           339
India - 6.7%
 Aptech, Ltd. * (SOFT) .........................          3,100             59
 Bharat Heavy Electricals, Ltd. (ELEQ) .........         30,200             90
 BSES, Ltd. * (UTIE) ...........................         12,500             69
 Container Corp. of India, Ltd. (TRAN) .........         24,092             93
 Dabur India, Ltd. (HEAL) ......................          2,200             32
 Gujarat Ambuja Cements, Ltd. - GDR
   (CONS) ......................................         20,400             84
 HCL TECHNOLOGIES (CNSU) .......................          3,100             97
 Hero Honda Motors, Ltd. * (AUTO) ..............          3,050             67
 Hindustan Lever, Ltd. (HNBA) ..................          2,200            140

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

India - Continued
 Housing Development Financing Corp.,
   Ltd. (LEND) ...................................       11,880           149
 Indialnfo, Ltd. (SOFT) ..........................       10,639            46
 Indo Gulf Corp., Ltd. (CHEM) ....................       20,500            20
 Infosys Technologies, Ltd. * (SOFT) .............        5,665         1,055
 Larsen & Toubro, Ltd. - GDR (DIOP) ..............        1,700            18
 Lupin Laboratories, Ltd. (HEAL) .................        4,600            20
 Mahanagar Telephone Nigam, Ltd.
   (TELS) ........................................       38,250           218
 NIIT, Ltd. (SOFT) ...............................        2,400           119
 Reliance Industries, Ltd. - GDR *
   (CHEM) ........................................        7,950           165
 Satyam Computer Services, Ltd. (SOFT) ...........        5,167           345
 Sterlite Industries of India, Ltd. * (DIOP) .....        1,950            36
 Strides Arcolab, Ltd. (CNSU) ....................        2,500            14
 Tata Engineering and Locomotive Co.,
   Ltd. - GDR (AUTO) .............................       11,000            29
 Tata Tea Ltd. (FOOD) ............................       10,800            80
 Videsh Sanchar Nigam, Ltd. (TELE) ...............        2,150            58
 Zee Telefilms Ltd. (MEDI) .......................       14,800           149
                                                                       -------
                                                                        3,252
Indonesia - 0.6%
 PT Gudang Garam Tbk (FOOD) ......................       99,500           161
 PT Indah Kiat Pulp & Paper Corp. Tbk
   (PAPR) ........................................      159,000            32
 PT Indofood Sukses Makmur Tbk
   (FOOD) ........................................        8,500             5
 PT Semen Gresik (Persero) Tbk (CONS) ............       49,500            45
 PT Telekomunikasi Indonesia - ADR
   (UTIT) ........................................        7,510            52
                                                                       -------
                                                                          295
Israel - 7.1%
 Aladdin Knowledge Systems (SOFT) ................        4,147            66
 BATM Advanced Communications, Ltd.
   (ETRN) ........................................        1,372           119
 Breezecom, Ltd. * (TELE) ........................        1,900            83
 Check Point Software technologies, Ltd.
   * (SOFT) ......................................        2,924           619
 ECI Telecommunications, Ltd. (MEDI) .............       29,663         1,061
 Galileo Technology, Ltd. * (ETRN) ...............       14,852           319
 Gilat Satellite Networks, Ltd. * (TELE) .........        4,255           295
 M-Systems Flash Disk Pioneers, Ltd. *
   (COMP) ........................................        1,460           114
 Nice Systems, Ltd. (TELE) .......................          813            63
 Nice Systems, Ltd. - ADR * (TELE) ...............        1,144            88
 Optibase, Ltd. * (COMP) .........................        5,826           102
 Orckit Communications, Ltd. * (TELS) ............        3,445           104
 Radware, Ltd. * (SOFT) ..........................        2,178            58
 Tecnomatix Technologies, Ltd. * (SOFT) ..........        4,162            57
 TTI Team Telecom International, Ltd. *
   (TELS) ........................................        7,423           267
 VCon Telecommunications, Ltd. *
   (TELE) ........................................        1,610            17
                                                                       -------
                                                                        3,432
Malaysia - 2.1%
 British American Tobacco (Malaysia)
   Berhad (FOOD) .................................       22,000           179
 Commerce Asset Holding Bhd (BANK) ...............       16,000            46
 Digi Swisscom * (TELS) ..........................       32,000            59
 Malayan Banking Berhad (BANK) ...................       43,000           174
 Malaysian Pacific Industries (ETRN) .............       10,000           103
 Public Bank Berhad (BANK) .......................       86,000            79
 Resorts World Berhad (DIOP) .....................       24,000            66
 Telekom Malaysia Berhad (TELS) ..................       52,000           179
 Tenaga Nasional Berhad (UTIE) ...................       38,000           124
                                                                       -------
                                                                        1,009
Mexico - 9.4%
 Alfa, SA * (DIOP) ...............................       38,090            87
 Cemex SA de CV - ADR Participation
   Certificates * (CONS) .........................        5,578           130
 Cemex SA de CV - CPO * (CONS) ...................       52,339           245
 Cifra SA de CV - Ser. V (RETS) ..................       49,700           117
 Fomento Economico Mexicano SA de CV
   (FOOD) ........................................       17,499            75
 Fomento Economico Mexicano SA de CV
   - ADR (FOOD) ..................................        8,050           347
 Grupo Carso SA de CV - Ser. A1 (DIOP) ...........       44,400           157
 Grupo Financiero Banamex Accival SA
   de CV (Banacci) (FINL) ........................       63,400           267
 Grupo Financiero Bancomer SA de CV -
   ADR (FINL) ....................................        2,100            21
 Grupo Financiero Bancomer SA de CV -
   Cl. O (FINL) ..................................      296,850           151
 Grupo Modelo SA de CV - Ser. C
   (FOOD) ........................................        8,200            19
 Grupo Sanborns SA - Ser. B1 * (RETS) ............        2,025             3
 Grupo Televisa SA - GDR * (MEDI) ................       11,550           796
 Kimberly-Clark de Mexico SA de CV
   (PAPR) ........................................       31,030            88
 Telefonos de Mexico SA - ADR (UTIT) .............       34,000         1,942
 Wal-Mart de Mexico SA de CV - ADR *
   (RETS) ........................................        3,216            76
 Wal-Mart de Mexico SA de CV - Ser. C
   (RETS) ........................................       18,300            42
                                                                       -------
                                                                        4,563
Poland - 0.9%
 Elektrim Spolka Akcyjna SA (ETRN) ...............        4,518            52
 Telekomunikacja Polska - GDR * (TELS) ...........       58,488           401
                                                                       -------
                                                                          453

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)

COMMON STOCK - CONTINUED

South Africa - 3.7%
 Anglo American Platinum Corp., Ltd.
   (PMET) .........................................       6,408      $    185
 B.O.E. Corp., Ltd. (FUND) ........................      19,931
 Bidvest Group, Ltd. (DIOP) .......................      18,373           127
 BOE, Ltd. (FINL) .................................      40,403            23
 De Beers - ADR (PMET) ............................         321             8
 De Beers Centenary AG (UTIE) .....................       3,635            88
 Dimension Data Holdings, Ltd. (COMP) .............      22,587           187
 Ellerine Holdings, Ltd. (RETS) ...................      13,200            57
 Impala Platinum Holdings, Ltd. (META) ............       1,109            41
 Liberty Life Association of Africa, Ltd.
   (INSU) .........................................       3,280            31
 M-Cell, Ltd. (TELS) ..............................      63,830           309
 Naspers, Ltd. - N Shares (MEDP) ..................       5,335            44
 Nedcor, Ltd. (BANK) ..............................       7,540           158
 New Africa Investments, Ltd. - N Shares *
   (FINL) .........................................      98,800            25
 Rembrandt Group, Ltd. (DIOP) .....................      25,262           244
 RMB Holdings, Ltd. (FINL) ........................       1,025             1
 Sappi, Ltd. (READ) ...............................       7,270            55
 Sasol, Ltd. (OILX) ...............................      34,813           233
                                                                     --------
                                                                        1,816
South Korea - 20.9%
 39SHOPPING Corp. (RETS) ..........................       2,000            66
 Cheil Communications, Inc. (MEDP) ................       2,120           277
 Communication Network Interface, Inc. *
   (TELE) .........................................       9,530            53
 Daou Technology, Inc. (SOFT) .....................          58             1
 Dreamline Corp. * (TELE) .........................         289             8
 Hana Bank (BANK) .................................       3,570            22
 Hanvit Bank (BANK) ...............................      28,700            73
 Hanvit Bank - GDR * (BANK) .......................      14,420            71
 Housing & Commercial Bank, Korea
   (BANK) .........................................       6,354           149
 Humax Co., Ltd. * (APPL) .........................      11,475           159
 Hyundai Electronics Industries Co.
   (ETRN) .........................................      13,020           257
 Hyundai Securities Co. (FINL) ....................          88             1
 Kookmin Bank (BANK) ..............................      11,383           145
 Korea Electric Power Corp. (UTIE) ................       8,130           252
 Korea Electric Power Corp. - ADR
   (UTIE) .........................................       8,250           152
 Korea Technology Banking Co. (BANK) ..............       6,120            66
 Korea Telecom Corp. * (TELS) .....................      16,840         1,483
 Korea Telecom Corp. - ADR * (TELS) ...............      12,690           614
 Korea Telecom Freetel * (TELS) ...................       1,610           107
 LG Electronics (ETRN) ............................       3,590           101
 LG Home Shopping, Inc. (RETS) ....................       1,330           126
 LG Information & Communication, Ltd.
   (TELE) .........................................       1,660            93
 LG Investment & Securities Co., Ltd.
   (FINL) .........................................       7,760           101
 Locus Corp. * (SOFT) .............................         420            34
 Pantech Co., Ltd. (TELE) .........................       3,663            28
 Pohang Iron & Steel Co., Ltd. (STEE) .............         530            45
 Samsung Electro-Mechanics Co. (ETRN) .............       7,090           445
 Samsung Electronics (ETRN) .......................      10,590         3,505
 Samsung Securities Co., Ltd. (FUND) ..............       6,210           136
 Shinhan Bank (BANK) ..............................      10,370            98
 SK Telecom Co., Ltd. (TELS) ......................       3,600         1,178
 SK Telecom Co., Ltd. - ADR (TELS) ................       4,040           147
 Telson Electronics Co., Ltd. (TELE) ..............      11,144           118
 Tongyang Cement Co. (CONS) .......................       1,940            42
                                                                     --------
                                                                       10,153
Soviet Union - 3.4%
 LUKoil Holding - ADR (OILS) ......................      10,323           528
 LUKoil Holding - ADR * (OILS) ....................       2,300            46
 RAO Unified Energy Systems - GDR
   (UTIE) .........................................      29,796           343
 Rostelecom - ADR * (TELS) ........................       4,940            67
 Surgutneftegaz - ADR (OILS) ......................      47,160           628
 SURGUTNEFTEGAZ JSC (OILS) ........................         800            10
 Vimpel-Communications - ADR *
   (TELS) .........................................         350             8
                                                                     --------
                                                                        1,630
Taiwan - 13.5%
 Accton Technology Corp. - GDR *
   (ETRN) .........................................      58,902           253
 Acer Peripherals, Inc. - GDR * (COMP) ............      11,400           322
 Acer, Inc. - GDR * (COMP) ........................      14,600           134
 Advanced Semiconductor Engineering,
   Inc. * (ETRN) ..................................      17,700           296
 Ase Test, Ltd. * (ETRN) ..........................       3,700           109
 Asustek Computer, Inc. - GDR (COMP) ..............      72,624           661
 China Steel Corp. (STEE) .........................      27,200           362
 D-Link Corp. - GDR (SOFT) ........................      25,300           296
 Far Eastern Textile, Ltd. - GDR * (APPA) .........      12,400           153
 Far Eastern Textile, Ltd. - GDR 144A (a)
   * (APPA) .......................................      23,800           301
 GigaMedia, Ltd. * (SOFT) .........................       1,100            13
 Hon Hai Precision Industry Co., Ltd. -
   GDR * (ETRN) ...................................       6,100           151
 Hon Hai Precision Industry Co., Ltd. -
   GDR 144A (a) * (ETRN) ..........................      36,200           914
 Ritek, Inc. - GDR 144A (a) * (ETRN) ..............      19,537           152
 Siliconware Precision - ADR * (ETRN) .............      16,800           188
 Taiwan Semiconductor Manufacturing
   Co., Ltd. ADR - ADR (ETRN) .....................      49,004         1,899
 Winbond Electronics Corp. - GDR *
   (ETRN) .........................................      12,876           367
                                                                     --------
                                                                        6,571

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Thailand - 1.2%
 Advanced Info Service Public Co., Ltd.
   (TELS) .........................................      18,700      $    233
 BEC World Public Co., Ltd. (MEDI) ................      12,700            73
 Delta Electronics (Thailand) Public Co.,
   Ltd. (ETRN) ....................................      17,020           111
 Shin Corp. Public Co., Ltd. (COMP) ...............      14,700            77
 Thai Farmers Bank Public Co., Ltd.
   (BANK) .........................................      53,800            45
 Total Access Communication Public Co.,
   Ltd (TELS) .....................................       6,000            24
                                                                     --------
                                                                          563
Turkey - 4.2%
 Alcatel Teletas Telekomunikasyon
   Endustri ve Ticaret AS (TELE) ..................     252,000            55
 Dogan Sirketler Grubu Holding AS
   (MEDI) .........................................   8,802,800           213
 Dogan Yayin Holding Corp. * (FUND) ...............   5,259,000            89
 Ege Biracilik ve Malt Sanayi AS
   (FOOD) .........................................   2,862,200           187
 Erciyas Biracilik ve Malt Sanayi AS
   (FOOD) .........................................     450,000            21
 Netas Northern Electric
  Telekomunikasyon AS (TELE) ......................     614,000            68
 Turkiye Garanti Bankasi AS (BANK) ................  16,399,000           198
 Vestel Elektronik Sanayi ve Ticaret AS
   (ETRN) .........................................   1,228,723           371
 Yapi ve Kredi Bankasi AS - GDR *
   (BANK) .........................................       1,045            12
 Yapi ve Kredi Bankasi AS (BANK) ..................  72,029,716           801
                                                                     --------
                                                                        2,015
United States - 1.5%
 Amdocs, Ltd. * (TELS) ............................       1,798           138
 AsiaInfo Holdings, Inc. * (SOFT) .................          30             1
 Comverse Technology, Inc. * (COMP) ...............       1,518           141
 DSP Group, Inc. * (ETRN) .........................       3,743           210
 MIH Holdings, Ltd. * (MEDI) ......................       1,100            33
 Polski Koncern Naftowy SA - GDR *
   (OILS) .........................................         713             7
 Zoran Corp. * (ETRN) .............................       2,475           163
                                                                     --------
                                                                          693
                                                                     --------
                                TOTAL COMMON STOCK-        92.4%       44,787


PREFERRED STOCK

Brazil - 4.3%
 Banco Bradesco SA (BANK) .........................   5,393,000            47
 Celular CRT Participacoes * (TELS) ...............   1,046,100           458
 Companhia Energetica de Minas Gerais -
   CEMIG (UTIE) ...................................   2,243,400            39
 Companhia Riograndense de
  Telecomunicacoes * (TELS) .......................     857,100           290
 Companhia Vale do Rio Doce - Cl. A *
   (META) .........................................      10,939           309
 Embratel Participacoes SA (UTIT) .................   9,059,000           216
 Petroleo Brasileiro SA - Petrobras (OILS) ........       7,536           228
 Tele Celular Sul Participacoes SA
   (TELS) .........................................   8,034,000            39
 Tele Centro Sul Participacoes SA
   (UTIT) .........................................   6,041,000            87
 Tele Nordeste Celular Participacoes SA
   (TELS) .........................................  12,797,600            48
 Tele Norte Leste Participacoes SA
   (UTIT) .........................................   4,144,062            97
 Telemig Celular Participacoes SA
   (TELS) .........................................  13,849,850            50
 Telesp Celular Participacoes SA *
   (TELS) .........................................   8,586,286           155
                                                                     --------
                                                                        2,063
                                                                     --------
                             TOTAL PREFERRED STOCK-         4.3%        2,063

                                                         Par
                                                        Value
                                                       (000's)

SHORT-TERM INVESTMENTS - 2.9%
 Investment in joint trading account
   (Note B)
   6.853% due 07/03/00............................. $     1,422         1,422
                                                    ------------     --------
                                 TOTAL INVESTMENTS-        99.6%       48,272
               Cash and Receivables, less payables-         0.4%          200
                                                    ------------     --------
                                        NET ASSETS-       100.0%       48,472
                                                    ============     ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                             Market    % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Electronic Products and Services ...............   ETRN      10,586     17.7%
Telecommunication Services .....................   TELS      10,195     17.1%
Telephone ......................................   UTIT       4,482      7.6%
Computer Software and Services .................   SOFT       2,823      5.0%
Banks ..........................................   BANK       2,548      9.2%
Media - TV / Radio .............................   MEDI       2,348      6.0%
Computer Equipment .............................   COMP       1,936      6.4%
Oil ............................................   OILS       1,458      3.0%
Electric Power .................................   UTIE       1,227      2.4%
Food, Beverage and Tobacco .....................   FOOD       1,134      3.5%
Telecommunication Equipment ....................   TELE       1,028      2.8%
Diversified Operations .........................   DIOP         909      1.9%
Oil and Natural Gas Exploration and Production..   OILX         799      0.8%
Financial Services .............................   FINL         590      1.9%
Construction ...................................   CONS         547      2.8%
Shoe and Apparel Manufacturing .................   APPA         529      1.9%
Metals and Mining ..............................   META         497      1.5%
Retail - Department Stores .....................   RETS         486      0.4%
Steel ..........................................   STEE         407      1.3%
Media - Publishing .............................   MEDP         321      0.1%
Brokerage and Investment Management ............   FUND         226      1.7%
Paper and Forest Products ......................   PAPR         201      0.4%
Consumer - Miscellaneous .......................   CNSU         199      0.5%
Precious Metals/Gems/Stones ....................   PMET         192      0.4%
Chemicals ......................................   CHEM         184      0.4%
Household Appliances / Furnishings .............   APPL         177      0.0%
Personal and Commercial Lending ................   LEND         149      0.2%
Cosmetics and Personal Care Products ...........   HNBA         140      0.5%
Commercial Sevices .............................   COMM         114      0.5%
Automobile .....................................   AUTO          97      1.0%
Transportation Services ........................   TRAN          93      0.6%
Electrical Equipment ...........................   ELEQ          90      0.4%
Real Estate Development ........................   READ          55      0.2%
Health Care Products ...........................   HEAL          52      0.2%
Insurance ......................................   INSU          31      0.1%
                                                           --------  -------
                                                            $46,850    100.0%
                                                           ========  =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK

Argentina - 0.2%
 Banco de Galicia y Buenos Aires SA de
  CV - Cl. B (BANK) ...............................      16,184      $     61
 Banco Frances SA (BANK) ..........................      10,000            73
 IRSA Inversiones y Representaciones SA
  (READ) ..........................................      16,185            37
 PC Holdings SA - Cl. B (FINL) ....................      89,133           163
 Siderca S.A.I.C. (STEE) ..........................      35,000            81
                                                                     ---------
                                                                          415
Australia - 1.7%
 Amcor, Ltd. (CONT) ...............................      14,400            50
 Brambles Industries, Ltd. (DIOP) .................       7,200           221
 Broken Hill Proprietary Co., Ltd. (DIOP) .........      35,100           415
 Coca Cola Amatil (FOOD) ..........................      23,200            45
 Coles Myer, Ltd. (RETS) ..........................      27,200           104
 CSR, Ltd. (CONS) .................................      37,900           105
 Foster's Brewing Group, Ltd. (FOOD) ..............      70,100           197
 Hanson plc * (CONS) ..............................       4,190            29
 Lend Lease Corp. (FINL) ..........................      13,200           168
 National Australia Bank, Ltd. (BANK) .............      30,600           511
 News Corp., Ltd. (MEDI) ..........................      38,800           534
 Normandy Mining, Ltd. (PMET) .....................      94,800            51
 North, Ltd. (META) ...............................      34,600            82
 Orica, Ltd. (DIOP) ...............................      15,500            70
 Pacific Dunlop, Ltd. (DIOP) ......................      59,000            53
 Paperlinx (PAPR) .................................       4,800             9
 Rio Tinto, Ltd. (PMET) ...........................       7,900           130
 Santos, Ltd. (OILX) ..............................      38,000           116
 Telstra Corp., Ltd. (TELS) .......................     144,100           584
 Westpac Banking Corp., Ltd. (BANK) ...............      46,600           336
 WMC, Ltd. (DIOP) .................................      29,500           132
                                                                     ---------
                                                                        3,942
Austria - 1.0%
 Austria Tabak AG (FOOD) ..........................       3,700           137
 Austrian Airlines (TRAN) .........................       3,150            46
 Bank Austria AG (BANK) ...........................      13,000           633
 BBAG Oesterreichische Brau Beteiligungs
  AG (FOOD) .......................................       2,150            97
 Bohler-Uddeholm AG (STEE) ........................       1,500            52
 EA-Generali AG (INSU) ............................       1,050           169
 Flughafen Wien AG (TRAN) .........................       4,000           142
 Mayr-Melnhof Karton Ag (PAPR) ....................       1,800            85
 Oesterreichische
  Elektrizitaetswirtschafts AG (UTIE) .............       3,200           328
 OMV AG (OILX) ....................................       3,000           261
 RHI AG (DIOP) ....................................       2,050            50
 VA Technologie AG (ENGI) .........................       1,400            74
 Wienerberger Baustoffindustrie AG
  (CONS) ..........................................       7,200           164
                                                                     ---------
                                                                        2,238
Belgium - 1.1%
 Barco NV (DIOP) ..................................         559            63
 Bekaert NV (METP) ................................       1,390            72
 Colruyt, NV (RETF) ...............................       1,870            79
 Compagnie Maritime Belge SA (TRAN) ...............       1,921           101
 D' Ieteren SA (AUTO) .............................         290            73
 Delhaize "Le Lion" SA (RETF) .....................       1,955           117
 Dolmen Computer Applications NV *
  (COMP) ..........................................         187             4
 Electrabel SA (UTIE) .............................       1,236           306
 Fortis (B) (INSU) ................................      20,892           608
 Groupe Bruxelles Lambert SA (FUND) ...............       1,094           273
 KBC Bancassurance Holding NV (BANK) ..............      10,840           477
 N.V. Union Miniere SA * (META) ...................       1,461            53
 Solvay SA (FINL) .................................       2,115           142
 Suez Lyonnaise des Eaux SA - Strip VVPR
  * (DIOP) ........................................       2,341
 Total Fina SA - Strip VVPR * (DIOP) ..............       3,609
 UCB SA (HEAL) ....................................       4,800           176
                                                                     ---------
                                                                        2,544
Bermuda - 0.0%
 Brierly Investments, Ltd. (FUND) .................     295,300            46
Brazil - 0.1%
 Centrais Electricas Brasileiras SA
  (UTIE) ..........................................  10,577,000           217
 Companhia Siderurgica Nacional * (STEE) ..........   1,655,000            52
 Tele Norte Leste Participacoes SA
  (UTIT) ..........................................   4,096,000            79
                                                                     ---------
                                                                          348
Chile - 0.3%
 Banco Santiago SA - ADR (BANK) ...................       2,900            52
 Compania Cervecerias Unidas SA - ADR
  (FOOD) ..........................................       2,900            66
 Compania de Telecomunicaciones de Chile
  SA (UTIT) .......................................       8,000           145
 Embotelladora Andina SA - ADR (FOOD) .............       6,100            72
 Empresa Nacional de Electricidad SA -
  ADR (UTIE) ......................................      10,100           112
 Enersis SA - ADR (UTIE) ..........................       3,700            74
 Gener SA - ADR (UTIE) ............................       3,500            51
 Laboratorio Chile SA - ADR (HEAL) ................       5,700           109
 Madeco SA - ADR (META) ...........................       8,700            66
 Sociedad Quimica y Minera de Chile SA -
  ADR (CHEM) ......................................       1,100            24
                                                                     ---------
                                                                          771

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

China - 0.0%
 Harbin Power Equipment Co., Ltd. - H
  Shares (UTIE) ...................................   1,148,000      $     55
 Jinan Qingqi Motorcycle Co., Ltd. - B
  Shares * (AUTO) .................................     208,000            38
                                                                     ---------
                                                                           93
Czech Republic - 0.1%
 Ceska Sporitelna AS (BANK) .......................       9,500            51
 Ceske Energeticke Zavody AS (UTIE) ...............      20,000            53
 Komercni Banka AS (BANK) .........................       3,000            61
 SPT Telecom AS (TELS) ............................       6,300           106
                                                                     ---------
                                                                          271
Denmark - 0.9%
 A/S Dampskibsselskabet Svendborg - Cl. B (TRAN) ..          27           399
 D/S 1912 - Cl. B (TRAN) ..........................          40           425
 Danisco A/S (FOOD) ...............................       2,450            82
 Den Danske Bank (BANK) ...........................       1,150           138
 ISS A/S (COMM) ...................................       1,650           125
 Navision Software AS * (SOFT) ....................         700            29
 Novo-Nordisk A/S - Cl. B (HEAL) ..................       2,450           417
 Tele Danmark A/S (TELS) ..........................       6,850           461
 Vestas Wind Systems AS (ENER) ....................       2,500            92
                                                                     ---------
                                                                        2,168
Finland - 1.5%
 Nokia Oyj (HEAL) .................................      56,800         2,899
 Outokumpu Oyj (META) .............................       3,500            33
 Sampo Insurance Co. plc (INSU) ...................       2,500           102
 Sonera Oyj (TELS) ................................       6,935           316
 UPM-Kymmene Corp. * (PAPR) .......................       4,400           109
                                                                     ---------
                                                                        3,459
France - 11.2%
 Accor SA (LEIS) ..................................       5,285           217
 Air Liquide (CHEM) ...............................       1,908           249
 Alcatel (TELE) ...................................      20,950         1,374
 AXA SA (INSU) ....................................       8,216         1,294
 Banque Nationale de Paris (BANK) .................      10,345           996
 Bouygues SA (CONS) ...............................         903           603
 Canal Plus (MEDI) ................................       3,080           518
 Cap Gemini SA (COMM) .............................       1,622           286
 Carrefour SA (RETF) ..............................      16,478         1,126
 Casino Guichard-Perrachon SA (RETF) ..............       2,053           190
 Club Mediterranee SA (LEIS) ......................       1,000           135
 Compagnie de St. Gobain (CONS) ...................       2,112           286
 Dassault Systemes SA (SOFT) ......................       3,022           282
 Eridania Beghin-Say SA (FOOD) ....................         758            74
 Essilor International SA (HEAL) ..................         358           103
 France Telecom (TELS) ............................      23,029         3,219
 Groupe Danone (FOOD) .............................       3,602           478
 Imercys (CONS) ...................................         794            92
 L'Oreal (HNBA) ...................................       1,349         1,168
 Lafarge SA (CONS) ................................       2,526           196
 Lagardere S.C.A. (DIOP) ..........................       4,108           314
 Michelin (PART) ..................................       3,987           128
 Moet Hennessy-Louis Vuitton (FOOD) ...............       2,323           958
 Pernod Ricard (FOOD) .............................       1,763            96
 Pinault-Printemps-Redoute SA (RETS) ..............       2,671           593
 PSA Peugeot Citroen (AUTO) .......................       1,457           292
 Rhone-Poulenc SA (BANK) ..........................      18,550         1,354
 Sagem SA * (ETRN) ................................         420           492
 Sanofi-Synthelabo SA * (HEAL) ....................      12,996           619
 Schneider SA (MACH) ..............................       3,911           273
 Sidel SA (MACH) ..................................       1,162            94
 Societe BIC SA (COMM) ............................       1,789            88
 Societe Eurafrance SA (FINL) .....................         170            81
 Societe Generale - Cl. A (BANK) ..................      10,336           622
 STMICROELECTRONICS (ETRN) ........................      22,182         1,398
 Suez Lyonnaise des Eaux (DIOP) ...................       5,754         1,008
 Thomson CFS (ETRN) ...............................       3,440           135
 Total Fina SA - Cl. B (OILX) .....................      19,030         2,918
 Unibail (REAL) ...................................         700            97
 Usinor SA (STEE) .................................       8,601           105
 Valeo SA (PART) ..................................       2,282           122
 Vivendi (DIOP) ...................................      12,592         1,111
                                                                     ---------
                                                                       25,784
Germany - 12.0%
 Adidas-Salomon AG (APPA) .........................       1,920           106
 Allianz AG - Reg. (INSU) .........................       8,380         3,011
 BASF AG (CHEM) ...................................      21,860           879
 Bayer AG (CHEM) ..................................      24,980           975
 Bayerische Vereinsbank AG (BANK) .................      13,272           857
 Beiersdorf AG (HNBA) .............................       2,220           191
 Bilfinger & Berger Bau AG (CONS) .................       2,960            39
 Buderus AG (DIOP) ................................       2,860            46
 Continental AG (PART) ............................       5,950           100
 DaimlerChrysler AG (AUTO) ........................      33,114         1,727
 Deutsche Bank AG (BANK) ..........................      19,450         1,601
 Deutsche Telekom AG (UTIT) .......................     105,640         6,031
 Douglas Holding AG (HNBA) ........................       1,890            55
 Dresdner Bank AG (BANK) ..........................      18,460           760
 E.On AG (DIOP) ...................................      26,298         1,268
 EM.TV & Merchandising AG (MEDI) ..................       4,391           259
 Fresenius Medical Care AG (HEAL) .................       2,350           187
 Heidelberg Zement (CONS) .........................       2,530           156
 Heidelberger Zement AG * (CONS) ..................       2,096            64
 Hochtief AG (CONS) ...............................       3,810           116
 Kamps AG (FOOD) ..................................       2,666            85
 Karstadt AG (RETS) ...............................       6,800           177
 Linde AG (ENGI) ..................................       3,300           133
 Lufthansa AG (TRAN) ..............................      14,730           340
 MAN AG (DIOP) ....................................       4,400           133
 Merck KGaA (HEAL) ................................       7,360           235
 Metro AG * (RETS) ................................       9,200           325

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Germany - Continued
 Muenchener
  Rueckversicherungs-Gesellschaft AG -
  Reg. (INSU) .....................................       5,760      $  1,809
 Preussag AG (DIOP) ...............................       6,400           207
 RWE AG (OILX) ....................................      14,500           491
 SAP AG (SOFT) ....................................       6,360           950
 Schering AG (HEAL) ...............................       4,890           268
 SGL Carbon AG (CHEM) .............................       1,190            79
 Siemens AG (DIOP) ................................      21,110         3,184
 Thyssen Krupp AG (CONS) ..........................      16,413           267
 Volkswagen AG (AUTO) .............................      11,100           421
 WCM Beteiligungs-und Grundbesitz AG
  (DIOP) ..........................................       8,537           200
                                                                     ---------
                                                                       27,732
Greece - 0.5%
 Alpha Credit Bank (BANK) .........................       4,410           174
 Commercial Bank of Greece (BANK) .................       1,780            77
 EFG Eurobank * (BANK) ............................       1,680            44
 Ergo bank SA (BANK) ..............................       2,280            44
 Hellenic Bottling Co. SA (FOOD) ..................       3,500            56
 Hellenic Telecommunication Organization
  SA (UTIT) .......................................      13,420           329
 Intracom SA (TELE) ...............................       2,240            82
 National Bank of Greece SA (BANK) ................       6,440           254
 Titan Cement Co. SA (CONS) .......................       1,400            53
                                                                     ---------
                                                                        1,113
Hong Kong - 0.9%
 Cable & Wireless HKT, Ltd. (TELS) ................     135,800           300
 Cheung Kong (Holdings), Ltd. (READ) ..............      23,000           253
 CLP Holdings, Ltd. (UTIE) ........................      31,500           147
 Hang Seng Bank, Ltd. (BANK) ......................      22,700           215
 Hutchison Whampoa, Ltd. (COMM) ...................      60,500           760
 New World Development Co., Ltd. (READ) ...........      27,000            30
 Sun Hung Kai Properties, Ltd. (REIT) .............      25,000           179
 Swire Pacific, Ltd. - Cl. A (DIOP) ...............      23,500           138
 Wharf (Holdings), Ltd. (DIOP) ....................      44,000            79
                                                                     ---------
                                                                        2,101
Hungary - 0.3%
 Fotex Rt. (RETS) .................................      40,400            47
 Gedeon Richter Rt. (HEAL) ........................       2,600           140
 Magyar Tavkozlesi Rt. (UTIT) .....................      36,200           252
 MOL Magyar Olaj-es Gazipari Rt. (OILX) ...........       6,000            82
 OTP Bank Rt. (BANK) ..............................       2,300           120
                                                                     ---------
                                                                          641
India - 0.8%
 Arvind Mills, Ltd. - GDR (APPA) ..................     378,700           114
 Bajaj Auto, Ltd. - GDR (AUTO) ....................      14,300           127
 Century Textiles & Industries, Ltd. - GDR (DIOP) .      33,200            35
 EIH, Ltd. - GDR (REAL) ...........................       7,800            19
 Grasim Industries, Ltd. - GDR (DIOP) .............      24,760           193
 Gujarat Ambuja Cements, Ltd. - GDR (CONS) ........      23,800            98
 Hindalco Industries, Ltd. - GDR (META) ...........       5,500           106
 India Cements, Ltd. - GDR (CONS) .................      39,800            38
 Indian Hotels Co., Ltd. - GDR (REAL) .............       8,500            45
 Indian Rayon and Industries, Ltd. - GDR
  (DIOP) ..........................................      15,200            24
 ITC, Ltd. - GDR * (FOOD) .........................      13,600           255
 Larsen & Toubro, Ltd. - GDR (DIOP) ...............      13,500           146
 Mahindra & Mahindra, Ltd. - GDR *
  (AUTO) ..........................................       8,600            39
 Ranbaxy Laboratories, Ltd. - GDR (HEAL) ..........       5,700            91
 Reliance Industries, Ltd. - GDR *
  (CHEM) ..........................................      27,000           560
 Tata Engineering and Locomotive Co.,
  Ltd. - GDR (AUTO) ...............................      26,700            71
                                                                     ---------
                                                                        1,961
Ireland - 0.4%
 Allied Irish Banks plc (BANK) ....................      26,800           240
 CRH plc (CONS) ...................................      13,300           240
 Eircom plc * (TELS) ..............................      60,667           162
 Greencore Group plc (FOOD) .......................      26,000            69
 Irish Life & Permanent plc (FINL) ................       9,553            81
 Jefferson Smurfit Group plc (CONT) ...............      30,400            52
 Kerry Group plc (FOOD) ...........................       8,400           110
                                                                     ---------
                                                                          954
Israel - 0.5%
 Bank Hapoalim (BANK) .............................      43,700           127
 Bezeq Israeli Telecommunication Corp.,
  Ltd. (UTIT) .....................................      28,300           158
 First International Bank of Israel,
  Ltd. (1) (BANK) .................................      33,700            49
 First International Bank of Israel,
  Ltd. (5) (BANK) .................................       6,500            47
 IDB Holding Corp., Ltd. (FUND) ...................      10,400           400
 Industrial Building Corp. (CONS) .................      45,100            66
 Makteshim-Agan Industries, Ltd. *
  (CHEM) ..........................................      26,900            60
 Supersol, Ltd. * (RETF) ..........................      40,900           148
 Teva pharmaceutical Industries, Ltd.
  (HEAL) ..........................................       3,200           174
                                                                     ---------
                                                                        1,229
Italy - 8.0%
 Alitalia SpA (TRAN) ..............................      60,000           124
 Assicurazioni Generali (INSU) ....................      60,382         2,070
 Autogrill SpA (RETF) .............................      10,001           107

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Italy - Continued
 Banca Intesa SpA (BANK) ..........................     183,800      $    823
 Banca Intesa SpA - RNC (BANK) ....................      37,400            89
 Banca Popolare di Milano (BANK) ..................      18,100           130
 Benetton Group SpA (APPA) ........................     103,979           217
 Beni Stabili SpA * (REAL) ........................      62,154            33
 Bulgari SpA (RETS) ...............................      18,900           253
 Enel SpA * (UTIE) ................................     248,583         1,101
 ENI SpA (OILS) ...................................     328,800         1,899
 Fiat SpA (AUTO) ..................................      22,350           528
 Fiat SpA - RNC (AUTO) ............................       3,720            51
 Immsi SpA * (REAL) ...............................      11,100            16
 Italcementi SpA (CONS) ...........................      10,920           103
 Italgas SpA (UTIG) ...............................      40,300           178
 La Rinascente SpA (CONS) .........................      10,500            60
 Marzotto & Figli SpA (APPA) ......................       7,500            61
 Mediaset SpA (MEDI) ..............................      51,200           782
 Mediobanca SpA (FUND) ............................      24,000           247
 Mondadori (Arnoldo) Editore SpA (MEDP) ...........       8,400           192
 Olivetti SpA (COMM) ..............................     198,400           722
 Parmalat Finanziaria SpA (FOOD) ..................      77,600           110
 Pirelli SpA (DIOP) ...............................      81,100           213
 Riunione Adriatica di Sicorta SpA (INSU) .........      25,379           279
 Riunione Adriatica di Sicorta SpA - RNC (INSU) ...      13,920           110
 SAI spa (INSU) ...................................       4,300            76
 San Paolo-IMI SpA (BANK) .........................      62,154         1,103
 Sirti SpA (TELE) .................................      11,100            18
 Telecom Italia Mobile SpA (TELS) .................     280,100         2,861
 Telecom Italia Mobile SpA - RNC (TELS) ...........      80,700           406
 Telecom Italia SpA (TELS) ........................     161,500         2,220
 Telecom Italia SpA - RNC (TELS) ..................      47,300           314
 UniCredito Italiano SpA (BANK) ...................     201,600           964
                                                                     ---------
                                                                       18,460
Japan - 30.6%
 77 Bank, Ltd. (BANK) .............................      18,000           144
 Acom Co., Ltd. (LEND) ............................       4,200           353
 Advantest (ETRN) .................................       2,900           646
 Ajinomoto Co., Inc. (FOOD) .......................      20,000           256
 Alps Electric Co. (ETRN) .........................       7,000           130
 Amada Co., Ltd (MACH) ............................      13,000           110
 Aoyama Trading Co. (RETS) ........................       2,600            37
 Arabian Oil Co., Ltd. (OILS) .....................       4,200            14
 Asahi Bank, Ltd. (BANK) ..........................      73,000           307
 Asahi Breweries, Ltd. (FOOD) .....................      13,000           155
 Asahi Chemical Industry Co., Ltd. (CHEM) .........      42,000           297
 Asahi Glass Co., Ltd. (APPL) .....................      39,000           436
 Bank of Tokyo-Mitsubishi (BANK) ..................     127,000         1,533
 Bank of Yokohama, Ltd. (BANK) ....................      22,000            98
 Benesse Corp. (COMM) .............................       2,600           180
 Bridgestone Corp. (PART) .........................      21,000           444
 Canon, Inc. (COMM) ...............................      22,000         1,095
 Casio Computer Co. (ETRN) ........................       9,000           101
 Central Japan Railway Co. (TRAN) .................          81           458
 Chiyoda Corp. * (ENGI) ...........................      16,000            17
 Citizen Watch Co., Ltd. (RETS) ...................      10,000            96
 Cosmo Oil Co., Ltd. (OILX) .......................      33,000            61
 Credit Saison Co., Ltd. (FINL) ...................       5,600           130
 CSK Corp. (SOFT) .................................       3,200            99
 Dai Nippon Printng Co., Ltd. (COMM) ..............      19,000           335
 Daicel Chemical Industries, Ltd. (CHEM) ..........      16,000            52
 Daiichi Pharmaceutical Co., Ltd. (HEAL) ..........      10,000           254
 Daikin Industries, Ltd. (CONS) ...................      10,000           232
 Dainippon Ink & Chemicals, Inc. (CHEM) ...........      28,000           132
 Dainippon Screen Manufacturing Co., Ltd. (ELEQ) ..       9,000            86
 Daito Trust Construction Co., Ltd. (REAL) ........       2,200            36
 Daiwa House Industry Co., Ltd. (HOUS) ............      17,000           124
 Daiwa Securities Group, Inc. (FUND) ..............      37,000           488
 Denso Corp. (ETRN) ...............................      18,000           438
 East Japan Railway Co. (TRAN) ....................         107           621
 Ebara Corp. (MACH) ...............................       9,000           122
 Eisai Co. Ltd. (HEAL) ............................      10,000           320
 Fanuc, Ltd. (ELEQ) ...............................       6,800           691
 Fuji Bank, Ltd. (BANK) ...........................      95,000           722
 Fuji Photo Film (LEIS) ...........................      14,000           573
 Fuji Soft ABC, Inc. (SOFT) .......................       1,000            59
 Fujikura (ELEQ) ..................................      11,000            73
 Fujitsu, Ltd. (ELEQ) .............................      51,000         1,764
 Furukawa Electric Co. (TELE) .....................      10,000           209
 Hankyu Corp. (TRAN) ..............................      23,000            76
 Hirose Electric Co., Ltd. (ETRN) .................       1,500           233
 Hitachi Zosen Corp. (CONS) .......................      52,000            47
 Hitachi, Ltd. (ETRN) .............................      88,000         1,269
 Honda Motor Co. (AUTO) ...........................      26,000           885
 Hoya Corp. (ETRN) ................................       4,000           358
 Industrial Bank of Japan (BANK) ..................      65,000           493
 Isetan Co., Ltd. (RETS) ..........................      14,000           172
 Ito-Yokado Co., Ltd. (RETS) ......................      12,000           722
 Itochu Corp. (DIOP) ..............................      48,000           242
 Japan Airlines Co., Ltd. (TRAN) ..................      63,000           239
 Japan Energy Corp. (OILX) ........................      86,000            92
 Japan Tobacco, Inc. (FOOD) .......................          38           333
 Joyo Bank, Ltd. (BANK) ...........................      29,000           112
 JUSCO Co., Ltd. * (RETS) .........................      11,000           208
 Kajima Corp. (CONS) ..............................      35,000           111
 Kaneka Corp. (CHEM) ..............................       5,000            55
 Kansai Electric Power Co., Inc. (UTIE) ...........      22,800           408

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 KAO Corp. (HNBA) .................................      16,000      $    489
 Kawasaki Heavy Industry, Ltd. (DIOP) .............      46,000            70
 Kawasaki Steel Corp. (STEE) ......................     100,000           143
 Keihin Electric Express Railway Co., Ltd. (TRAN) .      35,000           132
 Kinden Corp. (ENGI) ..............................      12,000            75
 Kinki Nippon Railway (TRAN) ......................      35,000           142
 Kirin Brewery Co. (FOOD) .........................      21,000           262
 Kokuyo Co. (COMM) ................................       6,000            98
 Komatsu, Ltd. (MACH) .............................      30,000           211
 Komori Corp. (MACH) ..............................       4,000            70
 Konami Co., Ltd. (COMP) ..........................       2,600           164
 Konica Corp. (LEIS) ..............................      17,000           144
 Kubota Corp. (MACH) ..............................      48,000           174
 Kuraray Co., Ltd. (APPA) .........................      10,000           115
 Kurita Water Industries, Ltd. (POLL) .............       5,000           110
 Kyocera Corp. (ETRN) .............................       5,600           949
 Makita Corp. (CNSU) ..............................       8,000            76
 Marubeni Corp. (DIOP) ............................      23,000            79
 Marui Co., Ltd. (RETS) ...........................      13,000           249
 Matsushita Electric Industrial Co. (ETRN) ........      61,000         1,581
 Minebea Co., Ltd. (CHEM) .........................       4,000            50
 Mitsubishi Chemical Corp. (CHEM) .................      61,000           250
 Mitsubishi Corp. (DIOP) ..........................      44,000           398
 Mitsubishi Electric Corp. (ETRN) .................      52,000           563
 Mitsubishi Estate Co., Ltd. (REAL) ...............      37,000           435
 Mitsubishi Heavy Industries, Ltd. (MACH) .........      90,000           399
 Mitsubishi Logistcs Corp. (TRAN) .................       7,000            63
 Mitsubishi Materials Corp. (PMET) ................      39,000           160
 Mitsubishi Rayon Co., Ltd. (APPA) ................      27,000            82
 Mitsubishi Trust & Banking Corp. (BANK) ..........      37,000           287
 Mitsui & Co., Ltd. (DIOP) ........................      31,000           237
 Mitsui Engineering & Shipbuilding Co.,
  Ltd. * (CONS) ...................................      48,000            46
 Mitsui Fudosan Co., Ltd. (REAL) ..................      24,000           260
 Mitsui Marine & Fire Insurance Co.,
  Ltd. (INSU) .....................................      25,000           120
 Mitsui Mining & Smelting Co., Ltd.
  (META) ..........................................      17,000           129
 Mitsukoshi, Ltd. (RETS) ..........................      14,000            62
 Mori Seiki Co., Ltd. (MACH) ......................       5,000            77
 Murata Manufacturing Co., Ltd. (ETRN) ............       7,000         1,004
 Mycal Corp. (RETS) ...............................      20,000            68
 NAMCO, Ltd. (LEIS) ...............................       3,800           137
 NEC Corp. (COMP) .................................      43,000         1,350
 NGK Insulators (PART) ............................      13,000           161
 NGK Spark Plug Co. (PART) ........................      11,000           170
 Nichiei Co., Ltd. (LEND) .........................       1,500            25
 Nidec Corp. (MACH) ...............................       2,000           173
 Nikon Corp. (LEIS) ...............................      11,000           407
 Nintendo Corp., Ltd. (LEIS) ......................       3,800           663
 Nippon Comsys Corp. (ENGI) .......................       6,000           128
 Nippon Express Co., Ltd. (TRAN) ..................      31,000           190
 Nippon Mitsubishi Oil Co., Ltd. (OILX) ...........      27,000           124
 Nippon Paper Industries Co. (PAPR) ...............      25,000           171
 Nippon Steel Co. (STEE) ..........................     133,000           280
 Nippon Telegraph & Telephone Corp. (UTIT) ........         346         4,598
 Nippon Yusen  Kabushiki Kaisha (TRAN) ............      54,000           260
 Nissan Motor Acceptance Corp. (FINL) .............      64,000           377
 Nitto Denko Corp. (ETRN) .........................       4,000           154
 Nomura Securities Co., Ltd. (FUND) ...............      58,000         1,418
 NSK, Ltd. (META) .................................      20,000           175
 NTN Corp. (METP) .................................      23,000            98
 Obayashi Corp. (CONS) ............................      22,000            97
 Oji Paper Co. (PAPR) .............................      27,000           186
 Okuma Corp. (MACH) ...............................      11,000            48
 Olympus Optical Co. (LEIS) .......................      11,000           197
 Omron Corp. (ETRN) ...............................       8,000           217
 Onward Kashiyama Co., Ltd. (APPA) ................       9,000           122
 Oriental Land Co., Ltd. (LEIS) ...................       2,000           204
 Orix Corp. (FINL) ................................       2,400           354
 Osaka Gas Co. (UTIG) .............................      81,000           233
 Pioneer Corp. (ETRN) .............................       6,000           234
 Promise Co., Ltd. (LEND) .........................       2,600           205
 RENOWN, Inc. (APPA) ..............................      23,000            34
 Rohm Co., Ltd. (ETRN) ............................       4,000         1,169
 Sakura Bank, Ltd. (BANK) .........................     116,000           801
 Sankyo Co., Ltd. (HEAL) ..........................      13,000           293
 Sanrio Co., Ltd. * (CNSU) ........................       3,000            80
 Sanyo Electric Co. (ETRN) ........................      56,000           503
 Secom Co. (ETRN) .................................       8,000           584
 Sega Enterprises (CNSU) ..........................       4,300            66
 Sekisui Chemical Co. (CHEM) ......................      20,000            77
 Sekisui House, Ltd. (CONS) .......................      25,000           231
 Sharp Corp. (ETRN) ...............................      31,000           548
 Shimamura Co., Ltd. (RETS) .......................       1,000           117
 SHIMANO, Inc. (LEIS) .............................       5,000           120
 Shimizu Corp. (CONS) .............................      29,000            83
 Shin-Etsu Chemical Co. (CHEM) ....................       9,000           456
 Shionogi & Co., Ltd. (HEAL) ......................      14,000           266
 Shiseido Co., Ltd. (CHEM) ........................      14,000           216
 Shizuoka Bank, Ltd. (BANK) .......................      19,000           161
 Showa Shell Sekiyu K.K. (OILX) ...................      21,000           104
 SMC Corp. (MACH) .................................       2,000           376
 Softbank Corp. (BANK) ............................       9,000         1,221
 Sony Corp. (ETRN) ................................      26,000         2,426
 Sumitomo Bank (BANK) .............................      86,000         1,054
 Sumitomo Chemical Co. (CHEM) .....................      48,000           289
 Sumitomo Corp. (DIOP) ............................      22,000           247
 Sumitomo Electric Industries (DIOP) ..............      19,000           326
 Sumitomo Heavy Industry (MACH) ...................      31,000           104

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Sumitomo Marine & Fire Insurance Co.,
  Ltd. (INSU) .....................................      24,000      $    140
 Sumitomo Metal Industries (STEE) .................     102,000            70
 Sumitomo Metal Mining Co. (PMET) .................      17,000            80
 Taisho Pharmaceutical Co., Ltd. (HEAL) ...........      10,000           358
 Taiyo Yuden Co., Ltd. (ELEQ) .....................       4,000           250
 Takashimaya Co. (RETS) ...........................      12,000           112
 Takeda Chemical Industries (CHEM) ................      24,000         1,574
 Takefuji Corp. (LEND) ............................       5,000           604
 Teijin, Ltd. (APPA) ..............................      30,000           146
 Teikoku Oil Co., Ltd. (OILX) .....................      19,000            62
 Terumo Corp. (HEAL) ..............................       4,000           135
 The Chuo Mitsui Trust and Banking Co.,
  Ltd. (BANK) .....................................       8,000            35
 The Daiwa Bank, Ltd. (BANK) ......................      39,000           101
 Tobu Railway Co., Ltd. (TRAN) ....................      36,000           103
 Toho Co., Ltd. (MEDI) ............................       1,200           204
 Tohoku Electric Power (UTIE) .....................      13,000           175
 Tokai Bank Ltd. (BANK) ...........................      53,000           261
 Tokio Marine & Fire Insurance Co. (INSU) .........      42,000           484
 Tokyo Broadcasting (MEDI) ........................       7,000           302
 Tokyo Dome Corp. (LEIS) ..........................       7,000            32
 Tokyo Electric Power (UTIE) ......................      35,700           870
 Tokyo Electron, Ltd. (ETRN) ......................       5,000           684
 Tokyo Gas Co. (UTIG) .............................      27,000            76
 Tokyu Corp. (TRAN) ...............................      26,000           128
 Toppan Printing Co. (CNSU) .......................      20,000           211
 Toray Industries, Inc. (APPA) ....................      33,000           134
 Toshiba Corp. (ETRN) .............................      78,000           880
 Tostem Corp. (CONS) ..............................       8,000           130
 Toto, Ltd. (APPL) ................................      13,000           100
 Toyo Seikan Kaisha, Ltd. (CONT) ..................       8,000           149
 Toyota Motor Corp. (AUTO) ........................      99,000         4,507
 Trans Cosmos, Inc. (SOFT) ........................         700           105
 Uni-Charm Corp. (PAPR) ...........................       3,000           182
 UNY Co., Ltd. (RETS) .............................      11,000           152
 Wacoal Corp. (APPA) ..............................      11,000           112
 Yamaha Corp. (LEIS) ..............................       6,000            66
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL) .......      10,000           546
 Yamato Transport Co., Ltd. (TRAN) ................      14,000           348
 Yokogawa Electric (ETRN) .........................      11,000           110
                                                                     ---------
                                                                       70,432
Mexico - 1.1%
 Alfa, SA * (DIOP) ................................      16,000            37
 Apasco SA de CV (CONS) ...........................       6,000            34
 Cemex SA de CV - CPO * (CONS) ....................      34,000           159
 Cifra SA de CV - Ser. V (RETS) ...................      96,000           225
 Desc SA de CV - Ser. B (DIOP) ....................      39,000            25
 Fomento Economico Mexicano SA de CV (FOOD) .......      20,000            85
 Grupo Carso SA de CV - Ser. A1 (DIOP) ............      24,000            85
 Grupo Financiero Banamex Accival SA de
  CV (Banacci) (FINL) .............................      35,000           147
 Grupo Financiero Bancomer SA de CV -
  Cl. O (FINL) ....................................     157,000            80
 Grupo Mexico SA - Ser. B (META) ..................      18,000            51
 Grupo Modelo SA de CV - Ser. C (FOOD)                   62,000           144
 Grupo SA de CV - Ser. A (FOOD) ...................      24,000            38
 Grupo Televisa SA * (MEDI) .......................      60,000           206
 Industrias Penoles SA * (META) ...................      20,000            32
 Kimberly-Clark de Mexico SA de CV (PAPR) .........      47,000           134
 Telephonos de Mexico SA - Ser. L (UTIT)                326,000           930
 Wal-Mart de Mexico SA de CV - Ser. C (RETS) ......      25,000            58
                                                                      --------
                                                                        2,470
Netherlands - 2.6%
 ABN Amro Holding NV (BANK) .......................      18,400           451
 Aegon NV (INSU) ..................................      19,000           676
 Akzo Nobel NV (CHEM) .............................       3,850           164
 ASM Lithography Holding NV (COMP) ................       3,000           129
 Elsevier NV (MEDP) ...............................      10,500           127
 Heineken NV (FOOD) ...............................       4,375           266
 ING Groep NV (BANK) ..............................       9,800           662
 Koninklije KPN NV (TELS) .........................      13,112           587
 Koninklijke Ahold NV (RETF) ......................       7,000           206
 Koninklijke Philips Electronics NV (ETRN) ........      15,728           742
 Royal Dutch Petroleum Co. (OILE) .................      22,650         1,408
 TNT Post Group NV (TRAN) .........................       5,610           151
 Unilever NV - CVA (CNSU) .........................       5,819           267
 Wolters Kluwer NV - CVA (MEDP) ...................       4,400           117
                                                                      --------
                                                                        5,953
New Zealand - 0.2%
 Carter Holt Harvey, Ltd. (PAPR) ..................      88,200            76
 Telecom Corp. of New Zealand, Ltd.
  (TELS) ..........................................      98,600           345
                                                                      --------
                                                                          421
Norway - 0.7%
 ASK Proxima ASA * (COMP) .........................       3,520            40
 Den Norske Bank (BANK) ...........................      28,960           120
 Kvaerner ASA - B Shares (CONS) ...................       1,900            17
 Kvaerner plc (CONS) ..............................       3,140            33
 Leif Hoegh & Co. ASA (TRAN) ......................       8,340            73
 Merkantildata ASA (SOFT) .........................       4,300            22
 Norsk Hydro ASA (DIOP) ...........................       9,340           392

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Norway - Continued
 Norske Skogsindustrier ASA - Cl. A
  (PAPR) ..........................................       2,500      $     71
 Orkla ASA (DIOP) .................................      23,420           445
 Petroleum Geo-Services ASA (OILE) ................       6,240           106
 Smedvig ASA - A Shares (OILS) ....................       4,800            87
 Smedvig ASA - B Shares (OILS) ....................       5,200            85
 Storebrand ASA (INSU) ............................      13,040            94
 Tomra Systems ASA (COMM) .........................       1,600            42
                                                                     ---------
                                                                        1,627
Peru - 0.0%
 Credicorp, Ltd. (BANK) ...........................       3,600            33
Philippines - 0.1%
 Ayala Land, Inc. (READ) ..........................     218,760            28
 Metropolitan Bank & Trust Co. (BANK) .............      13,090            61
 Petron Corp. (OILS) ..............................     468,400            15
 Philippine Long Distance Telephone Co.
  (UTIT) ..........................................       3,200            57
 SM Prime Holdings, Inc. (READ) ...................     545,000            66
                                                                     ---------
                                                                          227
Portugal - 0.6%
 Banco Comercial Portgues, SA (BANK) ..............      33,000           172
 Banco Espirito Santo SA (BANK) ...................       1,100            27
 BPI-SGPS, SA - Registered Shares (FUND)                 32,490           115
 Brisa-Auto Estradas de Portugal, SA
  (CONS) ..........................................       8,375            72
 EDP-Electricidade de Portugal SA (UTIE) ..........      13,500           245
 Jeronimo Martins, SGPS, SA (FOOD) ................       3,600            59
 Portugal Telecom, SA (TELS) ......................      46,000           516
 Sonae SGPS, SA (RETS) ............................      30,000            53
 Sonae, SGPS, SA (RETS) ...........................      10,000            18
                                                                     ---------
                                                                        1,277
Singapore - 0.3%
 City Developments, Ltd. (READ) ...................      41,000           159
 Cycle & Carriage, Ltd. (AUTO) ....................       4,000             9
 DBS Group Holdings, Ltd. (BANK) ..................       9,000           116
 First Capital Corp., Ltd. (READ) .................      31,000            30
 Hotel Properties, Ltd. (REAL) ....................      50,000            45
 Singapore Telecommunications, Ltd.
  (TELS) ..........................................     114,000           167
 United Overseas Bank, Ltd. (BANK) ................       8,448            55
                                                                     ---------
                                                                          581
South Africa - 1.0%
 ABSA Group, Ltd. (BANK) ..........................      24,600            93
 Anglo American Platinum Corp., Ltd.
  (PMET) ..........................................       5,400           155
 Barlow, Ltd. (DIOP) ..............................      11,700            70
 De Beers Centenary AG (UTIE) .....................       9,100           221
 Dimension Data Holdings, Ltd. (COMP) .............      16,983           140
 FirstRand, Ltd. (FINL) ...........................     164,400           169
 Foschini, Ltd. * (RETS) ..........................      37,100            63
 Impala Platinum Holdings, Ltd. (META) ............       2,600            97
 Imperial Holdings, Ltd. (DIOP) ...................       9,815            80
 Investec Group, Ltd. (FUND) ......................       2,300            77
 JD Group, Ltd. (APPL) ............................       6,400            42
 Liberty Life Association of Africa,
  Ltd. (INSU) .....................................      12,400           118
 M-Cell, Ltd. (TELS) ..............................      40,200           195
 Metropolitan Life, Ltd. (INSU) ...................      30,200            39
 Nampak, Ltd. (CONT) ..............................      25,500            55
 Nedcor, Ltd. (BANK) ..............................       6,600           139
 Pepkor, Ltd. * (RETS) ............................       9,700            35
 Rembrandt Group, Ltd. (DIOP) .....................      15,300           148
 Sappi, Ltd. (READ) ...............................      10,900            82
 Sasol, Ltd. (OILX) ...............................      12,800            86
 South African Breweries plc (FOOD) ...............      19,300           144
                                                                     ---------
                                                                        2,248
South Korea - 1.4%
 Cheil Jedang Corp. (FOOD) ........................       2,136            98
 Hankook Tire Co., Ltd. (PART) ....................      18,570            38
 Housing & Commercial Bank, Korea (BANK) ..........       1,672            39
 Hyundai Motor Co., Ltd. (AUTO) ...................       7,570            97
 Kookmin Bank (BANK) ..............................       8,310           106
 Korea Electric Power Corp. (UTIE) ................      14,790           459
 L.G. Chemicals, Ltd. (CHEM) ......................       4,630            92
 LG Electronics (ETRN) ............................       3,990           112
 LG Investment & Securities Co., Ltd.
  (FINL) ..........................................       1,800            23
 Pohang Iron & Steel Co., Ltd. (STEE) .............       1,570           133
 Samsung Corp. (ETRN) .............................       6,120            53
 Samsung Display Devices Co. (ETRN) ...............       2,610           125
 Samsung Electro-Mechanics Co. (ETRN) .............       2,690           169
 Samsung Electronics (ETRN) .......................       3,840         1,271
 Samsung Fire & Marine Insurance (INSU) ...........       2,272            63
 Shinhan Bank (BANK) ..............................       7,310            69
 SK Corp. (OILS) ..................................       4,651            85
 SK Telecom Co., Ltd. (TELS) ......................         800           262
                                                                     ---------
                                                                        3,294
Spain - 3.1%
 Altadis * (FOOD) .................................       7,714           118
 Autopistas Concesionaria Espanola SA
  (TRAN) ..........................................      13,503           117
 Banco Bilbao Vizcaya SA (BANK) ...................      86,800         1,297

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Spain - Continued
 Banco Santander Central Hispano SA
  (BANK) ..........................................      90,100      $    951
 Corporacion Financiera Alba SA (FUND)                    6,000           158
 Corporacion Mapfre SA (INSU) .....................       2,100            27
 Endesa SA (UTIE) .................................      28,100           544
 Fomento de Construcciones y Contratas
  S.A. (CONS) .....................................       4,600            87
 Gas Natural SDG SA - E Shares (UTIG) .............      13,800           248
 Grupo Dragados SA (CONS) .........................       8,400            60
 Iberdrola SA (UTIE) ..............................      27,500           354
 Repsol SA (OILX) .................................      30,000           597
 Sociedad General de Aguas de Barcelona
  SA (FOOD) .......................................       8,484           113
 Sol Melia SA (LEIS) ..............................       5,700            64
 Telefonica SA (UTIT) .............................      96,145         2,065
 TelePizza, SA * (RETF) ...........................       3,078            17
 Union Electrica Fenosa SA (UTIE) .................      12,200           221
 Vallehermoso SA (READ) ...........................       8,700            52
 Zardoya Otis SA (MACH) ...........................       8,866            79
                                                                     ---------
                                                                        7,169
Sweden - 2.0%
 Drott AB - B Shares (REAL) .......................      10,200           110
 ForeningsSparbanken AB (BANK) ....................       8,700           127
 Hennes & Mauritz AB - B Shares (RETS) ............      13,800           288
 NetCom Systems, Inc. - Cl. B (TELS) ..............       2,032           150
 NORDIC BALTIC Holding (BANK) .....................      29,219           213
 Nordic Baltic Holdings (BANK) ....................      20,910           156
 SANDVIK AB (MACH) ................................       4,950           104
 Securitas AB - B Shares (COMM) ...................       9,200           195
 Skand Enskilda Banken - Cl. A (BANK) .............      10,200           121
 Skandia Forsakrings AB (INSU) ....................      19,000           502
 Skanska AB (CONS) ................................       3,100           110
 Svenska Cellulosa AB - Cl. B (PAPR) ..............       4,500            85
 Svenska Handelsbanken, Inc. - A Shares
  (BANK) ..........................................       6,350            92
 Telefonaktiebolaget LM Ericsson AB *
  (TELS) ..........................................     112,000         2,216
 Volvo AB (AUTO) ..................................       5,750           125
                                                                     ---------
                                                                        4,594
Switzerland - 1.6%
 ABB, Ltd. * (ENGI) ...............................       2,168           259
 ABB, Ltd. * (ENGI) ...............................       1,879           218
 Adecco SA - Reg. (COMM) ..........................          60            51
 Credit Suisse Group - Reg. (BANK) ................       1,970           392
 Givaudan * (TELS) ................................          55            17
 Nestle SA (FOOD) .................................         260           520
 Novartis AG - Reg. (HEAL) ........................         380           602
 Roche Holding AG (HEAL) ..........................          10           106
 Roche Holding AG (HEAL) ..........................          45           438
 Schweizerische
  Rueckversicherungs-Gesellschaft (INSU) ..........         110           224
 Swisscom AG - Reg. (UTIT) ........................         340           118
 UBS AG (BANK) ....................................       3,226           472
 Zurich Allied AG (INSU) ..........................         340           168
                                                                     ---------
                                                                        3,585
Thailand - 0.2%
 ABN Amro Asia Secuities Public Co.,
  Ltd. (FINL) .....................................      23,000            18
 ADVANCE AGRO (PAPR) ..............................      69,000            31
 Bangkok Insurance Public Co., Ltd.
  (INSU) ..........................................      12,200            32
 Electricity Generating Public, Co.,
  Ltd. - Foreign R Shares (UTIE) ..................      42,200            45
 Italian-Thai Development Public Co.,
  Ltd. (CONS) .....................................      37,400            55
 National Petrochemical Public Co., Ltd.
  (CHEM) ..........................................      42,100            33
 PTT Exploration and Production Public
  Co., Ltd. (OILX) ................................      11,100            54
 Saha-Union Public Co., Ltd. (APPA) ...............     102,700            28
 Sermsuk Public Co., Ltd. (FOOD) ..................       7,300            18
 Siam Cement Public Co., Ltd. (CONS) ..............       4,000            75
 TelecomAsia Corp. Public Co., Ltd. *
  (UTIT) ..........................................     113,200           126
 Thai Reinsurance Public Co., Ltd.
  (INSU) ..........................................      36,200            31
                                                                     ---------
                                                                          546
Turkey - 0.4%
 Arcelik AS (APPL) ................................   3,276,000           161
 Kartonsan Karton Sanayi Ve Ticaret AS
  (PAPR) ..........................................   1,083,000            64
 Migros Turk T.A.S. (RETF) ........................     387,000            72
 Turkiye Garanti Bankasi AS (BANK).................  12,113,000           146
 Turkiye Is Bankasi (Isbank) - Cl. C
  (BANK) ..........................................  11,517,060           246
 Yapi ve Kredi Bankasi AS (BANK) ..................  12,211,870           136
                                                                     ---------
                                                                          825
United Kingdom - 7.3%
 Abbey National First Capital BV (BANK) ...........      16,000           191
 Allied Zurich plc * (INSU) .......................      18,600           220
 AstraZeneca Group plc (HEAL) .....................      18,239           851
 Barclay's plc (BANK) .............................      15,300           380
 Bass plc (FOOD) ..................................      11,100           125
 BG Group plc (UTIG) ..............................      37,866           245
 BOC Group plc (CHEM) .............................       7,000           101
 Boots Co. plc (RETD) .............................      10,700            81
 BP Amoco plc (OILE) ..............................     179,100         1,718
 British Aerospace plc (AERO) .....................      32,263           201
 British Airways plc (TRAN) .......................      18,800           108

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 British American Tobacco plc * (FOOD) ............      18,600      $    124
 British Land Co. plc (REAL) ......................       7,200            44
 British Sky Broadcast plc (MEDI) .................      19,900           389
 British Telecommunications plc (TELS) ............      60,500           782
 Burmah Castrol plc (OILS) ........................       1,750            44
 Cadbury Schweppes plc (FOOD) .....................      26,600           175
 Carlton Communications plc (MEDI) ................      16,300           210
 Centrica plc * (UTIG) ............................      58,900           197
 CGU plc (INSU) ...................................       9,300           155
 Diageo plc (FOOD) ................................      11,000            99
 EMI Group plc (LEIS) .............................      12,400           113
 GKN plc (AUTO) ...................................       9,200           117
 Glaxo Wellcome plc (HEAL) ........................      32,110           936
 Granada Group plc (DIOP) .........................      23,400           234
 Halifax Group plc (LEND) .........................      14,100           135
 Hilton Group plc (LEIS) ..........................      20,700            73
 HSBC Holdings plc (BANK) .........................      68,800           787
 HSBC Holdings plc (BANK) .........................      24,900           285
 Imperial Chemical Industries plc (CHEM) ..........       1,700            14
 Invensys, plc (DIOP) .............................      74,985           281
 J Sainsbury plc (RETF) ...........................      24,100           109
 Kingfisher plc (RETS) ............................      15,900           145
 Land Securities plc (REAL) .......................       8,400           100
 Legal & General Group plc (INSU) .................      62,800           147
 Lloyds TSB Group plc (BANK) ......................      51,200           483
 Logica plc (SOFT) ................................       7,100           168
 Marconi plc (TELE) ...............................      28,600           372
 Marks & Spencer plc (RETS) .......................      19,900            70
 National Grid Group plc (UTIE) ...................      22,500           177
 National Power plc (UTIE) ........................      16,500           105
 Pearson plc (MEDP) ...............................       8,100           257
 Peninsular & Oriental Steam Navigation
  Co. (TRAN) ......................................      10,300            88
 Prudential Corp. (INSU) ..........................      20,900           306
 Railtrack Group plc (TRAN) .......................       6,700           104
 Rank Group plc (DIOP) ............................      16,000            37
 Reed International plc (MEDP) ....................      15,400           134
 Reuters Group plc (BUSI) .........................      15,900           271
 Rio Tinto plc - Reg. (DIOP) ......................      11,900           195
 Royal Bank of Scotland Group (BANK) ..............      11,500           192
 Schroders (BANK) .................................       4,050            73
 Scottish Power plc (UTIE) ........................      17,100           145
 SmithKline Beecham plc (HEAL) ....................      51,500           674
 Tesco plc (RETF) .................................      67,200           209
 The Great Universal Stores plc (RETS) ............      11,800            76
 The Sage Group plc (MEDI) ........................      25,400           206
 Unilever plc (CNSU) ..............................      26,703           162
 United Utilities plc (AGRI) ......................      10,400           103
 Vodafone AirTouch plc (TELS) .....................     543,618         2,196
                                                                     ---------
                                                                       16,719
United States - 0.0%
 Great Eastern Shipping Co. - GDR * (TRAN) ........      18,720            31
                                                                     ---------
                                TOTAL COMMON STOCK-        94.7%      218,302


PREFERRED STOCK
Australia - 0.2%
 News Corp., Ltd. (MEDI) ..........................      34,800           420
Brazil - 0.8%
 Aracruz Celulose SA - Cl. B (PAPR) ...............      38,000            72
 Banco Bradesco SA (BANK) .........................  15,494,000           135
 Banco Itau SA (BANK) .............................   1,240,000           109
 Centrais Electricas Brasileires SA -
  Cl. B (UTIE) ....................................   3,137,000            70
 Companhia Cervejaria Brahma (FOOD) ...............     101,000            86
 Companhia Energetica de Minas Gerais -
  CEMIG (UTIE) ....................................   3,565,000            62
 Companhia Vale do Rio Doce - Cl. A * (META) ......       8,000           226
 Embratel Participacoes SA (UTIT) .................   6,417,000           153
 Petroleo Brasileiro SA - Petrobras (OILS) ........      17,710           535
 Tele Centro Sul Participacoes SA (UTIT) ..........   6,634,000            96
 Tele Norte Leste Participacoes SA (UTIT) .........   7,080,518           166
 Telesp Celular Participacoes SA * (TELS) .........   6,756,387           122
 Telesp Participacoes SA * (UTIT) .................   3,000,000            56
                                                                     ---------
                                                                        1,888
Germany - 0.4%
 Dyckerhoff AG (CONS) .............................       2,600            66
 RWE AG (OILX) ....................................       1,170            32
 SAP AG - Vorzug (SOFT) ...........................       4,470           826
 Volkswagen AG (AUTO) .............................       3,800            89
                                                                     ---------
                                                                        1,013
                                                                     ---------
                             TOTAL PREFERRED STOCK-         1.4%        3,321

                                                        Par
                                                       Value
                                                      (000's)
PUBLICLY-TRADED BONDS
United Kingdom - 0.0%
 British Aerospace plc - Bonds (AERO)
 7.45% due 11/29/03 ............................... $         4             6
                                                                     ---------
WARRANTS
Mexico - 0.0%
 Cemex SA de CV (CONS)

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                              Par              Market
             Name of Issuer                  Value              Value
                                            (000's)            (000's)
WARRANTS - CONTINUED

Mexico - Continued
 expires 12/02/02 (Cost $1) ...........         2,000        $         1
United States - 1.2%
 Morgan Stanley Capital Llc (FINL)
 expires 04/07/07 (Cost $2,709) .......        19,000              2,661
                                                             -----------
                         TOTAL WARRANTS-          1.2%             2,662

RIGHTS

Norway - 0.0%
 KVAERNER A (DIOP)
 expires 06/23/00 (Cost $0) ...........         1,611                  1
 Kvaerner plc (DIOP)
 expires 06/23/00 (Cost $0) ...........           975
                                                             -----------
                                                                       1

Philippines - 0.0%
 Metrobank (BANK)
 expires 07/28/00 (Cost $0) ...........         1,309                  1

Portugal - 0.0%
 Sonae SGPS, SA (RETS)
 expires 07/19/00 (Cost $0) ...........        10,000                 10

Spain - 0.0%
 Autopistas Del Sol SA (TRAN)
 expires 07/05/00 (Cost $0) ...........        13,503                  6

Thailand - 0.0%
 TELECOMASIA (UTIT)
 expires 01/01/80 (Cost $0) ...........        35,747
                                                             -----------
                           TOTAL RIGHTS-          0.0%                18


SHORT-TERM INVESTMENTS - 2.4%
 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00 .................         5,083              5,083
 U.S. Treasury
  5.58% due 09/14/00 ..................           365                361
                                                             -----------
                                                                   5,444
                                          -----------        -----------
                     TOTAL INVESTMENTS-          99.7%           229,753
   Cash and Receivables, less payables-           0.3%               660
                                          -----------        -----------
                            NET ASSETS-         100.0%           230,413
                                          ===========        ===========

* Non-income producing security.
ADR-American Depository Receipt
GDR-Global Depository Receipt

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                             Market    % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Banks ..........................................   BANK      $29,540    13.2%
Electronic Products and Services ...............   ETRN       19,278     8.6%
Telecommunication Services .....................   TELS       18,504     8.3%
Telephone ......................................   UTIT       15,360     6.8%
Insurance ......................................   INSU       13,073     5.8%
Diversified Operations .........................   DIOP       12,929     5.8%
Health Care Products ...........................   HEAL       11,199     5.0%
Automobile .....................................   AUTO        9,196     4.1%
Chemicals ......................................   CHEM        6,677     3.0%
Electric Power .................................   UTIE        6,546     3.0%
Food, Beverage and Tobacco .....................   FOOD        6,207     2.7%
Oil and Natural Gas Exploration and Production..   OILX        5,079     2.3%
Transportation Services ........................   TRAN        5,015     2.2%
Financial Services .............................   FINL        4,595     2.1%
Retail - Department Stores .....................   RETD        4,533     2.0%
Construction ...................................   CONS        4,522     2.0%
Media - TV / Radio .............................   MEDI        4,029     1.8%
Commercial Services ............................   COMM        3,977     1.8%
Oil - Equipment and Services ...................   OILE        3,232     1.4%
Brokerage and Investment Management ............   FUND        3,223     1.4%
Leisure and Recreation .........................   LEIS        3,144     1.4%
Electrical Equipment ...........................   ELEQ        2,864     1.3%
Oil ............................................   OILS        2,765     1.2%
Computer Software and Services .................   SOFT        2,542     1.2%
Machinery ......................................   MACH        2,414     1.1%
Retail - Food ..................................   RETF        2,381     1.1%
Telecommunication Equipment ....................   TELE        2,055     0.9%
Cosmetics and Personal Care Products ...........   HNBA        1,902     0.8%
Computer Equipment .............................   COMP        1,826     0.8%
Personal and Commercial Lending ................   LEND        1,322     0.6%
Paper and Forest Products ......................   PAPR        1,275     0.6%
Shoe and Apparel Manufacturing .................   APPA        1,270     0.6%
Real Estate Operations .........................   REAL        1,241     0.6%
Natural Gas Distribution .......................   UTIG        1,176     0.5%
Auto and Truck Parts ...........................   PART        1,163     0.5%
Metals and Mining ..............................   META        1,050     0.5%
Steel ..........................................   STEE          916     0.4%
Engineering and Construction ...................   ENGI          903     0.4%
Consumer - Miscellaneous .......................   CNSU          862     0.4%
Media - Publishing .............................   MEDP          827     0.4%
Household Appliances / Furnishings .............   APPL          739     0.3%
Real Estate Development ........................   READ          736     0.3%
Precious Metals/Gems/Stones ....................   PMET          577     0.3%
Containers .....................................   CONT          307     0.1%
Business Services ..............................   BUSI          271     0.1%

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                             Market    % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Aerospace and Defense ........................     AERO        207      0.1%
Real Estate Investment Trust .................     REIT        180      0.1%
Metal Product and Fabrication ................     METP        170      0.1%
Housing ......................................     HOUS        124      0.1%
Pollution Control ............................     POLL        110      0.0%
Agricultural Operations ......................     AGRI        103      0.0%
Energy - Alternative Stores ..................     ENER         92      0.0%
Retail - Drug Stores .........................     RETD         81      0.0%
                                                          --------  -------
                                                          $224,309    100.0%
                                                          ========  =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES II PORTFOLIO


                                                                Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK

Australia - 2.5%
 Brambles Industries, Ltd. (DIOP) ...........     2,553          $   78
 Broken Hill Proprietary Co., Ltd. (DIOP) ...    24,200             286
 Commonwealth Bank of Australia (BANK) ......     4,462              74
 Lend Lease Corp. (FINL) ....................     2,627              33
 Publishing & Broadcasting, Ltd. (MEDP) .....     9,083              70
 TABCORP Holdings, Ltd. (LEIS) ..............     5,585              32
 Telstra Corp., Ltd. (TELS) .................    16,907              69
                                                                 ------
                                                                    642
Belgium - 0.6%
 Dexia (BANK) ...............................       420              62
 Fortis (B) (INSU) ..........................     2,980              86
 UCB SA (HEAL) ..............................       240               9
                                                                 ------
                                                                    157
Brazil - 1.1%
 Aracruz Celulose SA - ADR (PAPR) ...........     5,200             101
 Companhia Vale do Rio Doce - ADR (META) ....     6,300             177
                                                                 ------
                                                                    278
Canada - 3.2%
 Alberta Energy, Ltd. (OILX) ................     1,200              49
 BCE, Inc. (TELS) ...........................     2,110              50
 Canadian National Railway Co. (TRAN) .......     7,000             204
 MANULIFE Financial Corp. (INSU) ............     8,600             152
 NORTEL NETWORKS Corp. (TELE) ...............     3,313             230
 Teleglobe, Inc. (TELS) .....................     7,200             152
                                                                 ------
                                                                    837
Finland - 0.9%
 Nokia Oyj (HEAL) ...........................     4,800             245
France - 10.2%
 Alcatel (TELE) .............................     4,710             309
 Altran Technologies, Inc. SA (AERO) ........       190              37
 Aventis SA * (HEAL) ........................     5,544             398
 AXA SA (INSU) ..............................     1,720             271
 Banque Nationale de Paris (BANK) ...........     2,360             227
 Canal Plus (MEDI) ..........................     1,533             258
 Cap Gemini SA (COMM) .......................       410              72
 Carrefour SA (RETF) ........................       310              21
 Groupe Danone (FOOD) .......................       130              17
 Hermes International (RETS) ................       290              39
 L'Oreal (HNBA) .............................        30              26
 Lafarge SA (CONS) ..........................       120               9
 Legrand SA (ELEQ) ..........................       440              99
 Moet Hennessy-Louis Vuitton (FOOD) .........       150              62
 Rhone-Poulenc SA (BANK) ....................     3,060             223
 Sanofi-Synthelabo SA * (HEAL) ..............     3,650             174
 Schneider SA (MACH) ........................       440              31
 Societe Generale - Cl. A (BANK) ............       650              39
 Sodexho Alliance SA (LEIS) .................       160              29
 STMICROELECTRONICS (ETRN) ..................     3,225             203
 Vivendi (DIOP) .............................     1,342             119
                                                                 ------
                                                                  2,663
Germany - 6.6%
 Allianz AG - Reg. (INSU) ...................       655             235
 Bayer AG (CHEM) ............................     6,786             265
 Bayerische Vereinsbank AG (BANK) ...........     2,604             168
 Deutsche Bank AG (BANK) ....................     2,010             165
 Deutsche Telekom AG (UTIT) .................     2,571             147
 E.On AG (DIOP) .............................     1,690              81
 Infineon Technologies AG (ETRN) ............     1,710             135
 SAP AG (SOFT) ..............................     1,410             211
 Siemens AG (DIOP) ..........................     2,101             317
                                                                 ------
                                                                  1,724
Hong Kong - 0.3%
 Henderson Land Development Co., Ltd.
   (READ) ...................................    12,000              53
 Sun Hung Kai Properties, Ltd. (REIT) .......     3,000              21
                                                                 ------
                                                                     74
Italy - 4.8%
 Alleanza Assicurazioni (INSU) ..............     7,000              93
 Banca Intesa SpA (BANK) ....................    50,000             224
 Bipop-Carire SpA (BANK) ....................    15,000             118
 Mediolanum SpA (INSU) ......................     6,000              97
 San Paolo-IMI SpA (BANK) ...................     1,000              18
 Tecnost SpA (COMP) .........................    10,000              38
 Telecom Italia Mobile SpA (TELS) ...........    32,000             327
 Telecom Italia SpA (TELS) ..................    16,000             220
 UniCredito Italiano SpA (BANK) .............    26,000             124
                                                                 ------
                                                                  1,259
Japan - 21.5%
 Bridgestone Corp. (AUTO) ...................     2,000              42
 Canon, Inc. (COMM) .........................     8,000             398
 DDI Corp. (UTIT) ...........................        15             144
 East Japan Railway Co. (TRAN) ..............        32             186
 Fanuc, Ltd. (ELEQ) .........................     1,000             102
 Fuji Bank, Ltd. (BANK) .....................    21,000             160
 Fuji Television Network, Inc. (MEDI) .......         9             141
 Fujitsu, Ltd. (ELEQ) .......................     5,000             173
 Hitachi, Ltd. (ETRN) .......................     3,000              43
 Ito-Yokado Co., Ltd. (RETS) ................     1,000              60
 KAO Corp. (HNBA) ...........................     2,000              61
 Komori Corp. (MACH) ........................     1,000              18
 Kyocera Corp. (ETRN) .......................     2,000             339
 Makita Corp. (CNSU) ........................     2,000              19
 Marui Co., Ltd. (RETS) .....................     4,000              77
 Matsushita Electric Industrial Co. (ETRN) ..    11,000             285
 Mitsui Fudosan Co., Ltd. (REAL) ............    24,000             260
 Murata Manufacturing Co., Ltd. (ETRN) ......     2,000             287
 NEC Corp. (COMP) ...........................    11,000             345
 Nikko Securities Co., Ltd. (FUND) ..........     6,000              59

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES II PORTFOLIO

                                                                Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Nippon Telegraph & Telephone Corp. (UTIT) ..        28          $  372
 Nomura Securities Co., Ltd. (FUND) .........     9,000             220
 NTT Mobile Communications Network, Inc.
  (TELS) ....................................         5             135
 Sankyo Co., Ltd. (HEAL) ....................     3,000              68
 Seven-Eleven Japan (RETF) ..................     2,000             167
 Shin-Etsu Chemical Co. (CHEM) ..............     2,000             101
 Shiseido Co., Ltd. (CHEM) ..................     4,000              62
 Sony Corp. (ETRN) ..........................     3,200             299
 Sumitomo Bank (BANK) .......................    13,000             159
 Sumitomo Corp. (TELE) ......................     6,000              68
 Sumitomo Electric Industries (DIOP) ........     2,000              34
 Toshiba Corp. (ETRN) .......................    26,000             293
 Yamanouchi Pharmaceutical Co., Ltd.
  (HEAL) ....................................     8,000             437
                                                                 ------
                                                                  5,614
Mexico - 0.9%
 Grupo Televisa SA - GDR * (MEDI) ...........     3,500             241
Netherlands - 5.9%
 ABN Amro Holding NV (BANK) .................     1,020              25
 Akzo Nobel NV (CHEM) .......................       280              12
 ASM Lithography Holding NV (COMP) ..........     4,390             189
 Equant * (COMP) ............................       820              33
 Fortis (NL) NV (INSU) ......................     4,210             122
 ING Groep NV (BANK) ........................     4,410             298
 Koninklije KPN NV (TELS) ...................     1,500              67
 Koninklijke Philips Electronics NV (ETRN) ..     6,640             313
 Royal Dutch Petroleum Co. (OILS) ...........     2,650             165
 United Pan Europe (TELS) ...................     1,950              51
 VNU NV (MEDP) ..............................     5,050             261
                                                                 ------
                                                                  1,536
Portugal - 0.1%
 Jeronimo Martins, SGPS, SA (FOOD) ..........     1,440              24
South Africa - 1.2%
 Anglo American Platinum Corp., Ltd.
  (PMET) ....................................     7,100             205
 Impala Platinum Holdings, Ltd. - ADR
  (META) ....................................     2,900             108
                                                                 ------
                                                                    313
South Korea - 0.7%
 Samsung Electronics (ETRN) .................       560             185
Spain - 1.8%
 Banco Bilbao Vizcaya SA (BANK) .............    11,350             170
 Endesa SA (UTIE) ...........................     6,350             123
 Telefonica SA (UTIT) .......................     8,359             179
                                                                 ------
                                                                    472
Sweden - 1.2%
 Telefonaktiebolaget LM Ericsson AB *
  (TELS) ....................................    16,160             320
Switzerland - 3.7%
 Credit Suisse Group - Reg. (BANK) ..........       530             105
 Givaudan * (TELS) ..........................        16               5
 Nestle SA (FOOD) ...........................       176             352
 Roche Holding AG (HEAL) ....................        16             156
 Swisscom AG - Reg. (UTIT) ..................       478             166
 UBS AG (BANK) ..............................     1,180             173
                                                                 ------
                                                                    957
United Kingdom - 26.4%
 Abbey National First Capital BV (BANK) .....     3,000              36
 AstraZeneca Group plc (HEAL) ...............     4,000             187
 Baltimore Technologies plc * (COMP) ........     8,000              61
 BG Group plc (UTIG) ........................     2,000              13
 BOC Group plc (CHEM) .......................    18,668             268
 BP Amoco plc (OILS) ........................    12,000             115
 British Telecommunications plc (TELS) ......    14,117             182
 Cable & Wireless plc (TELS) ................    18,995             322
 Cadbury Schweppes plc (FOOD) ...............    11,000              72
 Carlton Communications plc (MEDI) ..........    21,280             274
 Celltech Group plc * (HEAL) ................     3,000              58
 Centrica plc * (UTIG) ......................     5,000              17
 Compass Group plc (FOOD) ...................    18,000             237
 Diageo plc (FOOD) ..........................    13,000             117
 GKN plc (AUTO) .............................     1,000              13
 Glaxo Wellcome plc (HEAL) ..................    16,000             466
 Hays plc (DIOP) ............................     2,000              11
 Hilton Group plc (LEIS) ....................     4,000              14
 HSBC Holdings plc (BANK) ...................     6,000              69
 Kingfisher plc (RETS) ......................    11,000             100
 Marconi plc (TELE) .........................     7,000              91
 National Grid Group plc (UTIE) .............    31,622             249
 National Power plc (UTIE) ..................    46,041             293
 Prudential Corp. (INSU) ....................    16,432             241
 Railtrack Group plc (TRAN) .................    10,584             164
 Reuters Group plc (BUSI) ...................    19,033             325
 Rio Tinto plc - Reg. (DIOP) ................    12,381             202
 Royal & Sun Alliance Insurance Group plc
  (INSU) ....................................    56,307             365
 Scottish Power plc (UTIE) ..................    35,365             300
 Shell Transport & Trading Co. plc (OILX) ...    43,934             367
 SmithKline Beecham plc (HEAL) ..............    19,784             259
 Standard Chartered (BANK) ..................     7,000              87
 Tesco plc (RETF) ...........................    14,000              43
 The Great Universal Stores plc (RETS) ......    40,897             263
 Unilever plc (CNSU) ........................    10,000              61
 United News & Media plc (MEDP) .............     4,000              57
 Vodafone AirTouch plc (TELS) ...............   164,790             666

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES II PORTFOLIO

                                                                Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 WPP Group plc * (COMM) ......................   16,000         $   234
                                                                -------
                                                                  6,899
                                                                -------
                           TOTAL COMMON STOCK-     93.6%         24,440


PREFERRED STOCK - 0.1%

Germany - 0.1%
 SAP AG - Vorzug (SOFT) ......................       90              16

                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 7.1%
 Investment in joint trading account (Note B)
  6.853% due 07/03/00 ........................    1,862         $ 1,862
                                                -------         -------
                            TOTAL INVESTMENTS-    100.8%         26,318
          Payables, less cash and receivables-     (0.8)%          (216)
                                                -------         -------
                                   NET ASSETS-    100.0%         26,102
                                                =======         =======

* Non-income producing security.
ADR-American Depository Receipt
GDR-Global Depository Receipt

See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                             Market     % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Banks ..........................................   BANK       2,762     11.3%
Telecommunication Services .....................   TELS       2,565     10.5%
Health Care Products ...........................   HEAL       2,455     10.0%
Electronic Products and Services ...............   ETRN       2,383      9.8%
Insurance ......................................   INSU       1,664      6.8%
Diversified Operations .........................   DIOP       1,129      4.6%
Telephone ......................................   UTIT       1,008      4.1%
Electric Power .................................   UTIE         965      4.0%
Media - TV / Radio .............................   MEDI         913      3.7%
Food, Beverage and Tobacco .....................   FOOD         881      3.6%
Chemicals ......................................   CHEM         708      2.9%
Commercial Services ............................   COMM         704      2.9%
Telecommunication Equipment ....................   TELE         697      2.9%
Computer Equipment .............................   COMP         665      2.7%
Transportation Services ........................   TRAN         555      2.3%
Retail - Department Stores .....................   RETS         539      2.2%
Oil and Natural Gas Exploration and Production..   OILX         415      1.7%
Media - Publishing .............................   MEDP         388      1.6%
Electrical Equipment ...........................   ELEQ         373      1.5%
Business Services ..............................   TRAN         325      1.3%
Metals and Mining ..............................   META         285      1.2%
Brokerage and Investment Management ............   FUND         280      1.1%
Oil ............................................   OILS         280      1.1%
Real Estate Operations .........................   REAL         260      1.1%
Retail - Food ..................................   RETF         232      1.0%
Computer Software and Services .................   SOFT         228      1.0%
Precious Metals/Gems/Stones ....................   PMET         205      0.8%
Paper and Forest Products ......................   PAPR         100      0.4%
Cosmetics and Personal Care Products ...........   HNBA          87      0.4%
Consumer Miscellaneous .........................   CNSU          80      0.3%
Leisure and Recreation .........................   LEIS          75      0.3%
Automoblie .....................................   AUTO          55      0.2%
Real Estate Development ........................   READ          53      0.2%
Machinery ......................................   MACH          48      0.2%
Financial Services .............................   FINL          33      0.1%
Natural Gas Distribution .......................   UTIG          20      0.1%
Real Estate Investment Trust ...................   REIT          22      0.1%
Construction ...................................   CONS           9      0.0%
                                                           --------  -------
                                                            $24,456    100.0%
                                                           ========  =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


                                                                  Market
            Name of Issuer               Shares                    Value
                                                                  (000's)
COMMON STOCK

Australia - 2.5%
 Broken Hill Proprietary Co., Ltd.
  (DIOP) ............................      3,793                   $  45
 Hanson plc * (CONS) ................        122                       1
 National Australia Bank, Ltd. (BANK)      4,131                      69
 News Corp., Ltd. (MEDI) ............      6,023                      83
 TABCORP Holdings, Ltd. (LEIS) ......      4,684                      27
 Telstra Corp., Ltd. (TELS) .........     23,814                      96
 Woolworth's, Ltd. (RETS) ...........      7,824                      29
                                                                   -----
                                                                     350
Finland - 3.2%
 Nokia Oyj (HEAL) ...................      8,086                     412
 Sonera Oyj (TELS) ..................      1,004                      46
                                                                   -----
                                                                     458
France - 11.3%
 Accor SA (LEIS) ....................      1,056                      43
 Air Liquide (CHEM) .................        680                      89
 Alcatel (TELE) .....................      2,182                     143
 AXA SA (INSU) ......................        948                     149
 Banque Nationale de Paris (BANK) ...        956                      92
 Cap Gemini SA (COMM) ...............        217                      38
 Carrefour SA (RETF) ................      1,083                      74
 France Telecom (TELS) ..............      1,054                     147
 Lafarge SA (CONS) ..................        659                      51
 Moet Hennessy-Louis Vuitton
  (FOOD) ............................        108                      45
 Renault (AUTO) .....................      1,042                      47
 Rhodia SA (CHEM) ...................        952                      16
 Rhone-Poulenc SA (BANK) ............      2,159                     158
 STMICROELECTRONICS (ETRN) ..........      2,004                     126
 Total Fina SA - Cl. B (OILX) .......      1,394                     214
 Valeo SA (PART) ....................        957                      51
 Vivendi (DIOP) .....................      1,344                     119
                                                                   -----
                                                                   1,602
Germany - 6.1%
 Allianz AG - Reg. (INSU) ...........        307                     110
 Bayerische Vereinsbank AG (BANK) ...        564                      37
 DaimlerChrysler AG (AUTO) ..........        582                      30
 Deutsche Bank AG (BANK) ............      1,874                     154
 Deutsche Telekom AG (UTIT) .........      2,990                     171
 E.On AG (DIOP) .....................      1,291                      62
 Lufthansa AG (TRAN) ................      2,753                      64
 Muenchener
  Rueckversicherungs-Gesellschaft
  AG - Reg. (INSU) ..................        205                      64
 Preussag AG (DIOP) .................        684                      22
 Siemens AG (DIOP) ..................      1,031                     156
                                                                   -----
                                                                     870
Hong Kong - 2.0%
 Cable & Wireless HKT, Ltd. (TELS) ..     16,400                      36
 China Telecom (Hong Kong), Ltd.
  (TELS) ............................      5,000                      44
 Giordano International, Ltd.
  (RETS) ............................     20,000                      31
 Hang Seng Bank, Ltd. (BANK) ........      6,000                      57
 Hutchison Whampoa, Ltd. (COMM) .....      8,700                     109
                                                                   -----
                                                                     277
Ireland - 0.6%
 Bank of Ireland (BANK) .............     14,037                      88
Italy - 3.5%
 Banca Nazionale del Lavoro (BANK) ..     11,684                      41
 San Paolo-IMI SpA (BANK) ...........      8,800                     156
 Telecom Italia Mobile SpA (TELS) ...     17,500                     179
 Telecom Italia SpA (TELS) ..........      8,983                     124
                                                                   -----
                                                                     500
Japan - 27.1%
 ADERANS Co., Ltd. (HNBA) ...........      1,800                      83
 Advantest (ETRN) ...................        600                     134
 Asahi Chemical Industry Co., Ltd.
  (CHEM) ............................      7,000                      49
 Asahi Glass Co., Ltd. (APPL) .......     11,000                     123
 Bridgestone Corp. (PART) ...........      4,000                      85
 Canon, Inc. (COMM) .................      4,000                     199
 Chiba Bank, Ltd. (BANK) ............     16,000                      63
 Circle K Japan Co., Ltd. (RETF) ....      1,700                      62
 Daiwa Securities Group, Inc.
  (FUND) ............................      5,000                      66
 Fanuc, Ltd. (ELEQ) .................      1,500                     153
 Fuji Bank, Ltd. (BANK) .............     12,000                      91
 Fuji Photo Film (LEIS) .............      3,000                     123
 Fujitsu, Ltd. (ELEQ) ...............      2,000                      69
 Honda Motor Co. (AUTO) .............      1,000                      34
 KAO Corp. (HNBA) ...................      4,000                     122
 Kirin Brewery Co. (FOOD) ...........      7,000                      87
 Mitsui Marine & Fire Insurance Co.,
  Ltd. (INSU) .......................     20,000                      96
 NEC Corp. (COMP) ...................      4,000                     126
 NGK Insulators (PART) ..............      4,000                      50
 Nintendo Corp., Ltd. (LEIS) ........        200                      35
 Nippon Telegraph & Telephone Corp.
  (UTIT) ............................         19                     252
 Nomura Securities Co., Ltd. (FUND) .      3,000                      73
 NTT Mobile Communications Network,
  Inc. (TELS) .......................          2                      54
 Ricoh Co., Ltd. (ETRN) .............      6,000                     127
 Rohm Co., Ltd. (ETRN)  .............        400                     117
 Sharp Corp. (ETRN) .................      7,000                     124
 Shin-Etsu Chemical Co. (CHEM) ......      2,000                     101
 Skylark Co., Ltd. (FOOD) ...........      3,000                     118
 SMC Corp. (MACH) ...................        100                      19
 Softbank Corp. (BANK) ..............        200                      27
 Sony Corp. (ETRN) ..................      1,000                      93
 Sumitomo Bank (BANK) ...............      2,000                      24
 Sumitomo Corp. (DIOP) ..............     10,000                     112
 Takeda Chemical Industries (CHEM) ..      1,000                      66
 Takefuji Corp. (LEND) ..............        800                      97
 Terumo Corp. (HEAL) ................      1,000                      34
 Tokyo Electric Power (UTIE) ........      4,500                     110
 Toppan Forms Co., Ltd. (COMM) ......      3,600                      85

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


            Name of Issuer               Shares                  Market
                                                                  Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Toyota Motor Corp. (AUTO) ..........      4,000                 $   182
 Yamanouchi Pharmaceutical Co., Ltd.
  (HEAL) ............................      3,000                     164
                                                                 -------
                                                                   3,829
Netherlands - 8.2%
 Akzo Nobel NV (CHEM) ...............      1,837                      78
 ASM Lithography Holding NV
  (COMP) ............................      1,931                      83
 Fortis (NL) NV (INSU) ..............      2,117                      62
 Getronics NV (SOFT) ................      4,087                      63
 ING Groep NV (BANK) ................      3,157                     213
 Koninklije KPN NV (TELS) ...........      3,396                     152
 Koninklijke Philips Electronics NV
  (ETRN) ............................      3,014                     142
 Royal Dutch Petroleum Co. (OILE) ...      3,762                     234
 United Pan Europe (TELS) ...........      1,922                      50
 VNU NV (MEDP) ......................      1,555                      80
                                                                 -------
                                                                   1,157
Singapore - 1.3%
 Chartered Semiconductor Manufacturing
  * (ETRN) ..........................     11,000                      96
 DBS Group Holdings, Ltd. (BANK) ....      4,000                      52
 Singapore Press Holdings, Ltd.
  (MEDP) ............................      2,000                      31
                                                                 -------
                                                                     179
Spain - 2.8%
 Acerinox SA (STEE) .................      1,772                      51
 Endesa SA (UTIE) ...................      3,353                      65
 Repsol SA (OILX) ...................      1,796                      36
 Telefonica SA (UTIT) ...............     11,590                     249
                                                                 -------
                                                                     401
Sweden - 5.1%
 Investor AB - B Shares (FUND) ......      6,397                      88
 Nordbanken Holding (BANK) ..........     15,818                     119
 Securitas AB - B Shares (COMM) .....      4,393                      93
 Skandia Forsakrings AB (INSU) ......      4,563                     121
 Telefonaktiebolaget LM Ericsson AB *
  (TELS) ............................     15,233                     301
                                                                 -------
                                                                     722
Switzerland - 6.4%
 ABB, Ltd. * (ENGI) .................        838                     100
 Adecco SA - Reg. (COMM) ............         84                      71
 Credit Suisse Group - Reg. (BANK) ..        399                      80
 Nestle SA (FOOD) ...................         86                     172
 Novartis AG - Reg. (HEAL) ..........         77                     122
 Roche Holding AG (HEAL) ............         14                     136
 Schweizerische
  Rueckversicherungs-Gesellschaft
  (INSU) ............................         47                      96
 UBS AG (BANK) ......................        829                     122
                                                                 -------
                                                                     899
United Kingdom - 18.1%
 Allied Zurich plc * (INSU) .........     10,466                     124
 Amvescap plc (BANK) ................      4,503                      72
 AstraZeneca Group plc (HEAL) .......      1,861                      87
 BP Amoco plc (OILE) ................     23,537                     226
 British Aerospace plc (AERO) .......      7,103                      44
 British American Tobacco plc * (FOOD)     5,961                      40
 British Telecommunications plc (TELS)    10,742                     139
 Cable & Wireless plc (TELS) ........      1,708                      29
 CGU plc (INSU) .....................      3,251                      54
 Diageo plc (FOOD) ..................     12,710                     114
 Glaxo Wellcome plc (HEAL) ..........      7,621                     222
 HSBC Hol dings plc (BANK) ..........     10,504                     120
 Lloyds TSB Group plc (BANK) ........      6,345                      60
 Marconi plc (TELE) .................      3,100                      40
 Reuters Group plc (BUSI) ...........      7,451                     127
 Royal Bank of Scotland Group (BANK)       5,767                      97
 Scottish Power plc (UTIE) ..........      8,099                      69
 SmithKline Beecham plc (HEAL) ......     14,376                     188
 Unilever plc (CNSU) ................     23,349                     141
 Vodafone AirTouch plc (TELS) .......    125,019                     505
 WPP Group plc * (COMM) .............      3,829                      56
                                                                 -------
                                                                   2,554
United States - 0.0%
 NTL, Inc. * (TELS) .................          1                 -------
                   TOTAL COMMON STOCK-      98.2%                 13,886


PREFERRED STOCK - 0.5%
Germany - 0.5%
 SAP AG - Vorzug ) ..................                                 72
                                           Par
                                          Value
                                         (000's)

SHORT-TERM INVESTMENTS - 8.5%
 Investment in joint repurchase
  agreement with Goldman Sachs & Co.
  dated 06/03/ 00, 6.866% due 07/03/00
  (Secured by various U.S. Treasury
  Obligations and U.S. Government
  Agency Bonds)
  ------------------------------------  $  1,200                   1,200
                                        ----------               --------
                    TOTAL INVESTMENTS-     107.2%                 15,156
  Payables, less cash and receivables-      (7.2)%                (1,016)
                                        ----------               --------
                           NET ASSETS-     100.0%                 14,140
                                        ==========               ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                              Market        % of
                                                Industry       Value      Long-Term
               Industry                       Abbreviation    (000's)    Investments
Banks ........................................   BANK         $1,991        14.3%
Telecommunication Services ...................   TELS          1,903        13.6%
Health Care Products .........................   HEAL          1,366         9.8%
Electronic Products and Services .............   ETRN            959         6.9%
Insurance ....................................   INSU            876         6.3%
Telephone ....................................   UTIT            672         4.8%
Commercial Services ..........................   COMM            652         4.7%
Food, Beverage and Tobacco ...................   FOOD            576         4.1%
Diversified Operations .......................   DIOP            516         3.7%
Oil - Equipment and Services .................   OILE            460         3.3%
Chemicals ....................................   CHEM            399         2.9%
Automobile ...................................   AUTO            294         2.1%
Oil and Natural Gas Exploration and Production   OILX            249         1.8%
Electric Power ...............................   UTIE            243         1.7%
Leisure and Recreation .......................   LEIS            228         1.6%
Brokerage and Investment Management ..........   FUND            227         1.6%
Electrical Equipment .........................   ELEQ            222         1.6%
Computer Equipment ...........................   COMP            209         1.5%
Cosmetics and Personal Care Products .........   HNBA            205         1.5%
Auto and Truck Parts .........................   PART            185         1.3%
Telecommunication Equipment ..................   TELE            183         1.3%
Consumer - Miscellaneous .....................   CNSU            141         1.0%
Retail - Food ................................   RETF            136         1.0%
Computer Software and Services ...............   SOFT            135         0.9%
Business Services ............................   BUSI            127         0.9%
Household Appliances / Furnishings ...........   APPL            123         0.9%
Media - Publishing ...........................   MEDP            112         0.8%
Engineering and Construction .................   ENGI            100         0.7%
Personal and Commercial Lending ..............   LEND             97         0.7%
Media - TV / Radio ...........................   MEDI             83         0.6%
Transportation Services ......................   TRAN             64         0.5%
Retail - Department Stores ...................   RETS             59         0.4%
Construction .................................   CONS             52         0.4%
Steel ........................................   STEE             51         0.4%
Aerospace and Defense ........................   AERO             44         0.3%
Machinery ....................................   MACH             19         0.1%
                                                            --------     --------
                                                             $13,958       100.0%
                                                            ========     ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                      Market
               Name of Issuer                               Shares     Value
                                                                      (000's)

COMMON STOCK

Brokerage and Investment Management - 0.7%
 Affiliated Managers Group, Inc. *......................    41,900   $  1,906

Business Services - 4.4%
 Corporate Executive Board Co. *........................    40,800      2,443
 Forrester Research, Inc. * ............................    46,700      3,400
 Management Network Group, Inc. * ......................    59,100      2,068
 On Assignment, Inc. * .................................    91,900      2,803
 ProBusiness Services, Inc. * ..........................    82,700      2,197
                                                                     --------
                                                                       12,911

Commercial Services - 3.6%
 Jupiter Communications, Inc. ..........................    43,700      1,005
 META Group, Inc. * ....................................    86,700      1,669
 Modem Media Poppe Tyson, Inc. * .......................    24,000        298
 Plexus Corp. * ........................................    18,500      2,090
 ProsoftTraining.com, Inc. * ...........................    90,500      1,522
 Quanta Services, Inc. * ...............................    47,049      2,588
 Veritas DGC, Inc. * ...................................    54,500      1,417
                                                                     --------
                                                                       10,589

Computer Equipment - 3.9%
 eMachines, Inc. .......................................   142,800        384
 Maxtor Corp. * ........................................    43,700        461
 National Computer Systems, Inc. * .....................    57,100      2,812
 Predictive Systems, Inc. * ............................    31,450      1,130
 PRI Automation, Inc. * ................................    24,700      1,615
 Quantum Corp. - Hard Disk Drive * .....................   115,500      1,278
 Tech Data Corp. * .....................................    83,300      3,629
                                                                     --------
                                                                       11,309

Computer Software and Services - 12.5%
 Accrue Software, Inc. * ...............................    49,400      1,754
 Advent Software, Inc. * ...............................    41,300      2,664
 Aspen Technologies, Inc. * ............................    45,700      1,759
 BindView Development Corp. ............................    95,800      1,150
 Broadbase Software, Inc. * ............................    43,400      1,329
 Cognizant Technology Solutions Corp. ..................    46,500      1,543
 Data Return Corp. * ...................................    85,000      2,465
 Etinuum, Inc. * .......................................    37,000        208
 Interwoven, Inc. * ....................................    28,700      3,157
 Intranet Solutions, Inc. * ............................    48,100      1,846
 Lifeminders, Inc. * ...................................     6,350        188
 Manugistics Group, Inc. * .............................    29,000      1,356
 Media Metrix, Inc. * ..................................    71,800      1,826
 Mediaplex, Inc. * .....................................    38,400        742
 Multex.com, Inc. * ....................................    54,000      1,360
 National Instruments Corp. * ..........................    29,150      1,272
 Net Perceptions, Inc. * ...............................    34,400        546
 Netpliance, Inc. * ....................................   118,650      1,083
 SCM Microsystems, Inc. * ..............................    23,000      1,393
 Secure Computing Corp. * ..............................   134,300      2,526
 SportsLine.com, Inc. * ................................    62,300      1,063
 Transaction Systems Architects, Inc. - Cl. A * ........    64,500      1,105
 Viant Corp. * .........................................    46,600      1,380
 Virage, Inc. * ........................................     3,950         71
 WebTrends Corp. * .....................................    37,700      1,458
 Wind River Systems * ..................................    27,250      1,032
                                                                     --------
                                                                       36,276

Consumer - Miscellaneous - 1.1%
 NetRatings, Inc. * ....................................    46,600      1,194
 ScanSource, Inc. * ....................................    52,900      2,057
                                                                     --------
                                                                        3,251

Diversified Operations - 1.0%
 Varian, Inc. * ........................................    61,300      2,827

Electrical Equipment - 0.2%
 Nu Horizons Electronics Corp. * .......................    26,300        700

Electronic Products and Services - 15.3%
 Alpha Industries, Inc. ................................    30,000      1,322
 Atmi, Inc. * ..........................................    49,800      2,316
 Brooks Automation, Inc. * .............................     8,000      1,790
 Credence Systems Corp. * ..............................    30,000      1,656
 Cytyc Corp. * .........................................    37,700      2,012
 DDi, Corp. ............................................    59,000      1,682
 DuPont Photomasks, Inc. * .............................    37,500      2,569
 Elantec Semiconductor, Inc. * .........................    47,900      3,335
 Exar, Corp. * .........................................    41,950      3,658
 Integrated Silicon Solution, Inc. * ...................    81,300      3,089
 Kent Electronics Corp. * ..............................    57,000      1,699
 Manufacturers Services, Ltd. * ........................     7,800        160
 Marvell Technology Group, Ltd. * ......................     1,200         68
 Mattson Technology, Inc. * ............................    21,100        686
 Merix Corp. * .........................................    23,600      1,109
 Metalink, Ltd. * ......................................    49,100      1,455
 Microsemi Corp. .......................................    63,200      2,145
 Nanometrics, Inc. * ...................................    51,300      2,113
 Pixelworks, Inc. * ....................................    10,550        240
 PLX Technology, Inc. * ................................    85,400      3,544
 Rudolph Technologies, Inc. * ..........................    48,500      1,879
 Semtech Corp. * .......................................    34,200      2,616
 Virata, Corp. * .......................................    57,800      3,446
                                                                     --------
                                                                       44,589

Energy - Alternative Source - 0.1%
 Capstone Turbine Corp. * ..............................     7,250        327

Financial Services - 0.4%
 Actrade International, Ltd. * .........................    26,100        535
 Medallion Financial Corp. .............................    40,000        618
                                                                     --------
                                                                        1,153

Health Care Products - 14.2%
 Alexion Pharmaceuticals, Inc. * .......................    40,600      2,903
 Alkermes, Inc. * ......................................    66,600      3,139
 Alpharma, Inc. - Cl. A ................................    40,200      2,502
 COR Therapeutics, Inc. * ..............................    39,500      3,370

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                        Market
               Name of Issuer                                Shares      Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Health Care Products - Continued
 CV Therapeutics, Inc. * ................................    60,200   $  4,173
 Cyberonics, Inc. * .....................................    36,200        434
 Exelixis, Inc. * .......................................    24,200        808
 Inhale Therapeutic Systems, Inc. * .....................    25,900      2,628
 Interpore International, Inc. * ........................   182,550      1,768
 Invitrogen Corp. * .....................................    33,900      2,549
 Ligand Pharmaceuticals - Cl. B * .......................    94,200      1,242
 NPS Pharmaceuticals, Inc. * ............................   123,300      3,298
 OXiGENE, Inc. * ........................................    50,900        509
 Pharmacopeia, Inc. * ...................................    62,400      2,894
 Pharmacyclics, Inc. * ..................................    24,500      1,495
 Priority Healthcare Corp. - Cl. B * ....................    20,200      1,501
 Techne Corp. * .........................................    21,900      2,847
 Titan Pharmeceuticals, Inc. * ..........................    55,200      2,374
 Virologic, Inc. * ......................................    52,200        776
                                                                      --------
                                                                        41,210

Health Care Services - 4.6%
 AmeriSource Health Corp. - Cl. A * .....................    18,600        576
 Aurora Biosciences Corp. * .............................    45,400      3,096
 Bindley Western Industries, Inc. .......................    32,800        867
 Genome Therapeutics Corp. * ............................    59,100      1,799
 LifePoint Hospitals, Inc. * ............................   115,000      2,559
 Province Healthcare Co. * ..............................    75,500      2,727
 Visible Genetics, Inc. * ...............................    39,000      1,760
                                                                      --------
                                                                        13,384

Leisure and Recreation - 0.5%
 Cinar Films, Inc. - Cl. B * ............................    55,800        391
 Premier Parks, Inc. * ..................................    51,600      1,174
                                                                      --------
                                                                         1,565

Machinery - 0.8%
 GaSonics International Corp. * .........................    61,200      2,414

Media - Publishing - 1.1%
 Houghton Mifflin Co. ...................................    38,300      1,788
 Radio One, Inc. - Cl. D * ..............................    65,800      1,452
                                                                      --------
                                                                         3,240

Media - TV / Radio - 4.1%
 Acme Communications, Inc. * ............................    79,250      1,446
 Citadel Communications Corp. * .........................    25,400        887
 Getty Images, Inc. .....................................    56,300      2,087
 Pegasus Communications Corp. * .........................    16,500        810
 Radio One, Inc. * ......................................    33,500        990
 Regent Communications, Inc. * ..........................   183,200      1,574
 Sinclair Broadcast Group, Inc. .........................    81,200        893
 Westwood One, Inc. * ...................................    39,100      1,334
 XM Satellite Radio Holdings, Inc. - Cl. A * ............    43,900      1,644
 YouthStream Media Networks, Inc. * .....................    65,200        367
                                                                      --------
                                                                        12,032

Metals and Mining - 0.9%
 Maverick Tube Corp. * ..................................    92,000      2,680
Oil - Equipment and Services - 3.4%
 Core Laboratories NV * .................................    81,300      2,358
 Dril Quip, Inc. * ......................................    39,700      1,856
 Marine Drilling Companies, Inc. * ......................    92,900      2,601
 Natco Group, Inc. - Cl. A ..............................   130,800      1,235
 Universal Compression Holdings * .......................    51,800      1,735
                                                                      --------
                                                                         9,785

Oil and Natural Gas Exploration and Production - 3.8%
 Atwood Oceanics, Inc. * ................................    42,800      1,899
 Newfiel d Exploration Co. * ............................    58,200      2,277
 Patterson Energy, Inc. * ...............................    50,900      1,451
 Pride International, Inc. * ............................   116,000      2,871
 Stone Energy Corp. * ...................................    40,600      2,426
                                                                      --------
                                                                        10,924

Personal and Commercial Lending - 0.6%
 Metris Cos., Inc. ......................................    64,800      1,628

Retail - Department Stores - 4.3%
 99 Cents Only Stores * .................................    66,799      2,664
 Insight Enterprises, Inc. * ............................    46,800      2,776
 Linens 'N Things, Inc. * ...............................    69,200      1,877
 MarketWatch.com, Inc. * ................................    83,000      1,561
 Pacific Sunwear of California, Inc. * ..................    52,500        984
 Too, Inc. * ............................................    39,700      1,010
 Tweeter Home Entertainment Group, Inc. .................    50,100      1,522
                                                                      --------
                                                                        12,394

Retail - Drug Stores - 0.6%
 Duane Reade, Inc. * ....................................    62,100      1,599

Retail - Food - 1.5%
 Applebee's International, Inc. .........................    47,400      1,437
 RARE Hospitality International, Inc. * .................    45,700      1,291
 Whole Foods Market, Inc. * .............................    42,300      1,747
                                                                      --------
                                                                         4,475

Steel - 0.9%
 Lone Star Technologies, Inc. * .........................    58,400      2,701

Telecommunication Equipment - 5.3%
 Accelerated Networks, Inc. * ...........................       500         21
 Advanced Radio Telecom Corp. * .........................   101,400      1,483
 Brightpoint, Inc. * ....................................   202,100      1,749
 Pinnacle Holdings, Inc. * ..............................    44,200      2,387
 Powertel, Inc. .........................................    24,700      1,752
 Powerwave Technologies, Inc. * .........................    40,800      1,795
 Radyne ComStream, Inc. * ...............................    42,300        613
 SBA Communications Corp. * .............................    61,900      3,215
 Stratos Lightwave, Inc. * ..............................     4,200        117
 Terayon Communication Systems, Inc. * ..................    28,000      1,799
 Tollgrade Communications, Inc. .........................     3,400        451
                                                                      --------
                                                                        15,382

Telecommunication Services - 6.6%
 Airgate PCS, Inc. * ....................................    37,300      1,961

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                         Market
               Name of Issuer                           Shares            Value
                                                                         (000's)

COMMON STOCK - CONTINUED

Telecommunication Services - Continued
 Apex, Inc. * .....................................     63,500         $  2,778
 CoreComm, Ltd. * .................................     52,950            1,033
 Cost Plus, Inc. * ................................     66,350            1,903
 CTC Communications Group, Inc. ...................     37,000            1,332
 I-Link, Inc. * ...................................    195,000            1,048
 Orckit Communications, Ltd. * ....................     58,000            1,747
 Rural Cellular Corp. - Cl. A * ...................     21,900            1,677
 Telaxis Communications Corp. * ...................     47,100            1,472
 Ubiquitel, Inc. * ................................    105,100              992
 US LEC Corp. - Cl. A * ...........................     63,800            1,085
 Wink Communications, Inc. * ......................     70,900            2,162
                                                                       --------
                                                                         19,190

Transportation Services - 1.1%
 Expeditors International of Washington, Inc. .....     31,900            1,515
 Forward Air Corp. * ..............................     43,600            1,744
                                                                       --------
                                                                          3,259
                                                                       --------
                                TOTAL COMMON STOCK-       97.5%         283,700

                                                        Par
                                                       Value
                                                      (000's)

SHORT TERM INVESTMENTS - 2.5%

 Investment in joint repurchase agreement
  with Barclays Bank plc dated 06/30/00,
  6.55% due 07/03/00 (Secured by $140 U.S.
  Treasury Notes, 9.125% due 05/15/18,
  Market Value $143 and $41 U.S. Treasury
  Bonds, 8.125% due 05/15/21, Market Value $42)
  6.55% due 07/03/00 ..............................  $   7,215            7,215
                                                     ---------         --------
                                 TOTAL INVESTMENTS-      100.0%         290,915
               Receivables, less Cash and payables-        0.0%              17
                                                     ---------         --------
                                        NET ASSETS-      100.0%         290,932
                                                     =========         ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO


                                                                        Market
                Name of Issuer                                   Shares  Value
                                                                        (000's)

COMMON STOCK

Australia - 1.7%
 Amcor, Ltd. (CONT) ........................................     2,400  $     8
 AMP, Ltd. (INSU) ..........................................     2,700       27
 Boral, Ltd. (CONS) ........................................     2,900        4
 Brambles Industries, Ltd. (DIOP) ..........................       900       28
 Broken Hill Proprietary Co., Ltd. (DIOP) ..................     3,400       40
 CSR, Ltd. (CONS) ..........................................     1,600        4
 Howard Smith, Ltd. (DIOP) .................................     2,100       10
 Lend Lease Corp. (FINL) ...................................     2,200       28
 Lion Nathan, Ltd. (FOOD) ..................................     2,800        6
 National Australia Bank, Ltd. (BANK) ......................     2,700       45
 News Corp., Ltd. (MEDI) ...................................     6,000       83
 Origin Energy (ENER) ......................................     2,900        3
 Paperlinx (PAPR) ..........................................       967        2
 Qantas Airways, Ltd. (TRAN) ...............................     3,382        7
 QBE Insurance Group, Ltd. (INSU) ..........................     5,048       25
 Rio Tinto, Ltd. (PMET) ....................................     1,500       25
 Santos, Ltd. (OILX) .......................................     4,400       13
 Telstra Corp., Ltd. (TELS) ................................    16,800       68
 Westpac Banking Corp., Ltd. (BANK) ........................     9,000       65
 WMC, Ltd. (DIOP) ..........................................     2,500       11
 Woolworth's, Ltd. (RETS) ..................................     6,100       23
                                                                        -------
                                                                            525

Austria - 0.0%
 Austria Tabak AG (FOOD) ...................................       200        7

Belgium - 0.3%
 Electrabel SA (UTIE) ......................................       170       42
 Fortis (B) (INSU) .........................................     1,848       54
                                                                        -------
                                                                             96

Canada - 0.8%
 Agrium, Inc. (AGRI) .......................................     1,700       15
 Alcan Aluminum, Ltd. (META) ...............................       500       16
 Bank of Montreal (BANK) ...................................       200        8
 Canadian National Railway Co. (TRAN) ......................       900       26
 Canadian Pacific, Ltd. (TRAN) .............................     1,100       28
 Hudson's Bay Co. (RETS) ...................................     2,000       21
 Imperial Oil, Ltd. (OILX) .................................       500       12
 Magna International, Inc. (AUTO) ..........................       400       19
 NOVA Chemicals Corp. (CHEM) ...............................     1,048       22
 Price REIT, Inc. (REIT) ...................................       200       11
 Royal Bank of Canada (BANK) ...............................       600       31
 Shaw Communications, Inc. (MEDI) ..........................     1,000       25
 Transcanada Pipelines, Ltd. (OILE) ........................       444        3
 Westcoast Energy, Inc. (UTIG) .............................       900       14
                                                                        -------
                                                                            251

Denmark - 0.2%
 Tele Danmark A/S (TELS) ...................................       700       47

Finland - 0.9%
 Metso OYJ (MACH) ..........................................     1,600       19
 Nokia Oyj (HEAL) ..........................................     3,100      158
 Sampo Insurance Co. plc (INSU) ............................     1,400       57
 UPM-Kymmene Corp. (PAPR) ..................................     1,400       35
                                                                        -------
                                                                            269

France - 2.7%
 Air Liquide (CHEM) ........................................       418       54
 Alcatel (TELE) ............................................       900       59
 Alcatel SA - ADR (TELE) ...................................       729       48
 AXA SA (INSU) .............................................       105       17
 Banque Nationale de Paris (BANK) ..........................       878       84
 Compagnie de St. Gobain (CONS) ............................       236       32
 France Telecom (TELS) .....................................       380       53
 Groupe Air France (TRAN) ..................................     1,440       25
 Groupe Danone (FOOD) ......................................       340       45
 L'Oreal (HNBA) ............................................        40       35
 Rhone-Poulenc SA (BANK) ...................................       890       65
 Schneider SA (MACH) .......................................       430       30
 Societe Generale - Cl. A (BANK) ...........................     1,060       64
 Suez Lyonnaise des Eaux (DIOP) ............................       140       25
 Thomson CFS (ETRN) ........................................       720       28
 Total Fina SA - Cl. B (OILX) ..............................       854      131
 Vivendi (DIOP) ............................................       380       34
                                                                        -------
                                                                            829

Germany - 1.4%
 Allianz AG - Reg. (INSU) ..................................       318      114
 Bayer AG (CHEM) ...........................................     2,000       78
 Bayerische Motoren Werke AG (AUTO) ........................       950       29
 Continental AG (PART) .....................................     1,300       22
 E.On AG (DIOP) ............................................     1,920       93
 SAP AG (SOFT) .............................................       150       22
 Siemens AG (DIOP) .........................................       400       60
                                                                        -------
                                                                            418

Hong Kong - 0.1%
 Henderson Land Development Co., Ltd. (READ) ...............     8,000       35

Ireland - 0.2%
 Bank of Ireland (BANK) ....................................     3,700       23
 eircom plc - ADR (TELS) ...................................    18,000       48
                                                                        -------
                                                                             71

Italy - 0.9%
 Assicurazioni Generali (INSU) .............................       900       31
 ENI SpA (OILS) ............................................    15,000       86
 La Rinascente SpA (CONS) ..................................     2,817       16
 San Paolo-IMI SpA (BANK) ..................................     3,135       56
 Telecom Italia Mobile SpA (TELS) ..........................     5,000       51
 Telecom Italia SpA (TELS) .................................     3,000       41
                                                                        -------
                                                                            281

Japan - 9.4%
 Acom Co., Ltd. (LEND) .....................................       600       50
 Asahi Bank, Ltd. (BANK) ...................................     6,000       25
 Bank of Tokyo-Mitsubishi (BANK) ...........................     6,000       72

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO

                                                                        Market
                Name of Issuer                                  Shares   Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Japan - Continued
 Benesse Corp. (COMM) ......................................      300   $    21
 Bridgestone Corp. (PART) ..................................    2,000        42
 Canon, Inc. (COMM) ........................................    2,000        99
 Dai - Ichi Kangyo Bank, Ltd. (FINL) .......................    4,000        30
 Dai Nippon Printng Co., Ltd. (COMM) .......................    1,000        18
 Daikin Industries, Ltd. (CONS) ............................    2,000        46
 Denso Corp. (ETRN) ........................................    1,000        24
 East Japan Railway Co. (TRAN) .............................        5        29
 Fanuc, Ltd. (ELEQ) ........................................      500        51
 Fuji Bank, Ltd. (BANK) ....................................    6,000        46
 Fuji Photo Film (LEIS) ....................................    1,000        41
 Fujitsu, Ltd. (ELEQ) ......................................    4,000       138
 Hitachi, Ltd. (ETRN) ......................................    4,000        58
 Honda Motor Co. (AUTO) ....................................    3,000       102
 Hoya Corp. (ETRN) .........................................    1,000        90
 Kamigumi Co., Ltd. (TRAN) .................................    3,000        16
 KAO Corp. (HNBA) ..........................................    2,000        61
 Kirin Brewery Co. (FOOD) ..................................    2,000        25
 Kuraray Co., Ltd. (APPA) ..................................    4,000        46
 Kyocera Corp. (ETRN) ......................................      100        17
 Matsushita Electric Industrial Co. (ETRN) .................    3,000        78
 Mitsubishi Corp. (DIOP) ...................................    3,000        27
 Mitsubishi Estate Co., Ltd. (REAL) ........................    5,000        59
 Mitsubishi Trust & Banking Corp. (BANK) ...................    2,000        15
 NEC Corp. (COMP) ..........................................    4,000       126
 NGK Insulators (PART) .....................................    3,000        37
 Nintendo Corp., Ltd. (LEIS) ...............................      400        70
 Nippon Steel Co. (STEE) ...................................   20,000        42
 Nippon Telegraph & Telephone Corp. (UTIT) .................       14       186
 Nissin Food Products Co., Ltd. (FOOD) .....................      800        20
 Nomura Securities Co., Ltd. (FUND) ........................    4,000        98
 Omron Corp. (ETRN) ........................................    1,000        27
 Orix Corp. (FINL) .........................................      300        44
 Rohm Co., Ltd. (ETRN) .....................................      100        29
 Sankyo Co., Ltd. (HEAL) ...................................    1,000        23
 Santen Pharmaceutical Co., Ltd. (HEAL) ....................    1,000        24
 Secom Co. (ETRN) ..........................................    1,000        73
 Shin-Etsu Chemical Co. (CHEM) .............................    1,000        51
 Softbank Corp. (BANK) .....................................      300        41
 Sony Corp. (ETRN) .........................................    1,400       131
 Sumitomo Bank (BANK) ......................................    3,000        37
 Sumitomo Chemical Co. (CHEM) ..............................    5,000        30
 Sumitomo Electric Industries (DIOP) .......................    2,000        34
 Takeda Chemical Industries (CHEM) .........................    1,000        66
 Takefuji Corp. (LEND) .....................................      200        24
 TDK Corp. (COMP) ..........................................    1,000       144
 Tokio Marine & Fire Insurance Co. (INSU) ..................    2,000        23
 Tokyo Gas Co. (UTIG) ......................................   11,000        31
 Toyota Motor Corp. (AUTO) .................................    2,000        91
 Yamato Transport Co., Ltd. (TRAN) .........................    1,000        25
                                                                        -------
                                                                          2,853
Netherlands - 1.7%
 ABN Amro Holding NV (BANK) ................................    1,657        40
 Aegon NV (INSU) ...........................................    1,810        64
 Elsevier NV (MEDP) ........................................    6,200        75
 Heineken NV (FOOD) ........................................    1,900       116
 ING Groep NV (BANK) .......................................    1,033        70
 Koninklijke Philips Electronics NV (ETRN) .................      700        33
 TNT Post Group NV (TRAN) ..................................    1,109        30
 Wolters Kluwer NV - CVA (MEDP) ............................    3,440        92
                                                                        -------
                                                                            520

New Zealand - 0.1%
 Auckland International (TRAN) .............................    2,400         3
 Carter Holt Harvey, Ltd. (PAPR) ...........................    3,700         3
 Telecom Corp. of New Zealand, Ltd. (TELS) .................    3,100        11
                                                                        -------
                                                                             17

Panama - 0.2%
 Carnival Corp. (LEIS) .....................................    3,100        61

Portugal - 0.5%
 Brisa-Auto Estradas de Portugal, SA (CONS) ................    3,300        28
 EDP-Electricidade de Portugal SA (UTIE) ...................    1,500        27
 Portugal Telecom, SA (TELS) ...............................    8,500        96
                                                                        -------
                                                                            151

Singapore - 0.3%
 DBS Group Holdings, Ltd. (BANK) ...........................    1,000        13
 SIA Engineering Co., Ltd. (ENGI) ..........................    3,000         3
 Singapore Airport Terminal Services, Ltd. (TRAN) ..........    2,000         2
 Singapore Press Holdings, Ltd. (MEDP) .....................    1,948        31
 United Overseas Bank, Ltd. (BANK) .........................    5,336        35
                                                                        -------
                                                                             84

Spain - 0.8%
 Banco Popular Espanol SA (BANK) ...........................    1,603        49
 Banco Santander Central Hispano SA (BANK) .................    4,275        45
 Endesa SA (UTIE) ..........................................    1,380        27
 Tabacalera S.A. - Cl. A (FOOD) ............................    4,300        66
 Telefonica SA (UTIT) ......................................    2,920        63
                                                                        -------
                                                                            250

Sweden - 0.9%
 Electrolux AB - Ser. B (APPL) .............................    2,620        40
 Investor AB - B Shares (FUND) .............................    2,490        34
 Nordbanken Holding (BANK) .................................    8,540        64
 Swedish Match (FOOD) ......................................    9,630        30
 Telefonaktiebolaget LM Ericsson AB (TELS) .................    5,600       111
                                                                        -------
                                                                            279

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO

                                                                        Market
                Name of Issuer                                   Shares  Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Switzerland - 0.9%
 ABB, Ltd. (ENGI) ..........................................       305  $    36
 Givaudan (TELS) ...........................................         5        2
 Nestle SA (FOOD) ..........................................        37       74
 Novartis AG - Reg. (HEAL) .................................        57       90
 Roche Holding AG (HEAL) ...................................         5       49
 Swisscom AG - Reg. (UTIT) .................................        58       20
                                                                        -------
                                                                            271

United Kingdom - 6.9%
 Allied Zurich plc (INSU) ..................................     2,950       35
 AstraZeneca Group plc (HEAL) ..............................     1,028       48
 BP Amoco plc (OILE) .......................................    14,974      144
 British Airways plc (TRAN) ................................     6,000       34
 British Telecommunications plc (TELS) .....................     8,000      103
 Charter plc (DIOP) ........................................    11,372       66
 De Vere Group plc (RETF) ..................................     1,500        7
 Diageo plc (FOOD) .........................................     5,739       52
 FKI plc (DIOP) ............................................     7,000       25
 Glaxo Wellcome plc (HEAL) .................................    10,300      300
 House of Fraser plc (RETS) ................................     7,000        5
 HSBC Holdings plc (BANK) ..................................     3,000       34
 Invensys, plc (DIOP) ......................................     2,000        8
 Kelda Group plc (AGRI) ....................................     8,000       39
 Lloyds TSB Group plc (BANK) ...............................    13,000      123
 Marconi plc (TELE) ........................................     9,400      122
 Marks & Spencer plc (RETS) ................................     7,000       25
 National Power plc (UTIE) .................................     8,000       51
 Nycomed Amersham plc (HEAL) ...............................     5,000       50
 Peninsular & Oriental Steam Navigation Co. (TRAN) .........     2,654       23
 PowerGen plc (UTIE) .......................................     4,000       34
 Prudential Corp. (INSU) ...................................     4,000       59
 Reckitt Benckiser plc (HNBA) ..............................     2,000       22
 Reed International plc (MEDP) .............................     6,000       52
 RJB Mining plc (META) .....................................     5,500        5
 Royal & Sun Alliance Insurance Group plc (INSU). ..........    11,494       75
 Royal Bank of Scotland Group (BANK) .......................     4,000       67
 Scottish & Newcastle plc (FOOD) ...........................     3,000       24
 Scottish and Southern Energy plc (UTIE) ...................     5,900       54
 Shell Transport & Trading Co. plc (OILX) ..................     6,000       50
 SmithKline Beecham plc (HEAL) .............................     2,000       26
 Tesco plc (RETF) ..........................................    16,000       50
 Thames Water plc (AGRI) ...................................     1,583       20
 Trinity Mirror plc (MEDP) .................................     3,800       34
 Unilever plc (CNSU) .......................................     9,000       54
 United News & Media plc (MEDP) ............................     3,000       43
 Vodafone AirTouch plc (TELS) ..............................    38,275      155
                                                                        -------
                                                                          2,118

United States - 23.7%
 American Electric Power Co. (UTIE) ........................     5,220      155
 American General Corp. (INSU) .............................     1,800      110
 Aon Corp. (INSU) ..........................................     5,500      171
 Associates First Capital Corp. - Cl. A (FINL)..............     7,400      165
 Baxter International, Inc. (HEAL) .........................     3,500      246
 Burlington Northern Santa Fe (TRAN) .......................    12,500      287
 Cigna Corp. (INSU) ........................................     2,700      253
 Compaq Computer Corp. (COMP) ..............................     7,600      194
 Computer Sciences Corp. (SOFT) ............................       300       22
 CVS Corp. (RETS) ..........................................     1,600       64
 Dell Computer Corp. (COMP) ................................     1,900       94
 Electronic Data Systems Corp. (SOFT) ......................     7,500      309
 Eli Lilly & Co. (HEAL) ....................................       900       90
 Emerson Electric Co. (ELEQ) ...............................     4,000      242
 Entergy Corp. (UTIE) ......................................     4,400      120
 Exxon Mobil Corp. (OILX) ..................................     2,000      157
 Fedex Corp. (TRAN) ........................................     6,900      262
 First Data Corp. (SOFT) ...................................     4,300      213
 FleetBoston Financial Corp. (BANK) ........................     5,100      173
 Gateway, Inc. (COMP) ......................................     4,600      261
 Household International, Inc. (LEND) ......................     3,400      141
 Illinois Tool Works, Inc. (DIOP) ..........................     4,200      239
 Johnson & Johnson (HEAL) ..................................     2,500      255
 Kimberly-Clark Corp. (PAPR) ...............................     1,800      103
 Lexmark International Group, Inc. - Cl. A (COMP) ..........     2,500      168
 Masco Corp. (HOUS) ........................................    11,600      210
 Mattel, Inc. (LEIS) .......................................    12,600      166
 Microsoft Corp. (SOFT) ....................................     1,900      152
 Newell Rubbermaid, Inc. (CNSU) ............................     6,600      170
 PepsiCo, Inc. (FOOD) ......................................     4,100      182
 PNC Bank Corp. (BANK) .....................................     2,600      122
 Praxair, Inc. (CHEM) ......................................     3,400      127
 Raytheon Co. - Cl. B (AERO) ...............................     6,000      116
 Sara Lee Corp. (FOOD) .....................................     2,400       46
 SBC Communications, Inc. (UTIT) ...........................     4,800      208
 Schering-Plough Corp. (HEAL) ..............................     1,300       66
 Tellabs, Inc. (TELE) ......................................     1,700      116
 Texas Instruments, Inc. (ETRN) ............................     3,700      254
 The Kroger Co. (FOOD) .....................................     8,700      192
 UnitedHealth Group, Inc. (HEAL) ...........................     2,500      214
 Wal-Mart Stores, Inc. (RETS) ..............................     1,800      104
 Wells Fargo & Co. (BANK) ..................................     5,600      217
 Xerox Corp. (COMP) ........................................     3,800       79
                                                                        -------
                                                                          7,235
                                                                        -------
                                        TOTAL COMMON STOCK-       54.6%  16,668


PREFERRED STOCK - 0.3%

Australia - 0.3%
 National Australia Bank (BANK) ............................     1,700       48
 News Corp., Ltd. (MEDI)  ..................................     2,600       32
                                                                        -------
                                                                             80
                                                                        -------
                                     TOTAL PREFERRED STOCK-        0.3%      80

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO
                                                       Par           Market
                Name of Issuer                        Value          Value
                                                     (000's)        (000's)
PUBLICLY-TRADED BONDS

Australia - 0.7%
 Queensland Treasury Corp. - Bonds (FORG)
 6.5% due 06/14/05 ..............................   $    350         $   210

Canada - 2.5%
 Government of Canada - Debs. (GOVF)
 4.25% due 12/01/21 .............................        420             345
 Government of Canada - Bond (GOVF)
 6.0% due 06/01/08 ..............................        600             408
                                                                     -------
                                                                         753
Denmark - 1.5%
 Kingdom of Denmark - Bonds (GOVF)
 7.0% due 11/10/24 ..............................        600              88
 8.0% due 11/15/01 ..............................      1,400             184
 Kingdom of Denmark - Bullet Bond (GOVF)
 8.0% due 03/15/06 ..............................      1,300             184
                                                                     -------
                                                                         456
France - 5.7%
 CADES (GOVF)
 6.25% due 03/05/08 .............................        410             619
 Government of France - Debs. (GOVF)
 4.0% due 10/25/09 ..............................        190             164
 Government of France - Bonds (GOVF)
 5.5% due 10/12/01 ..............................        660             635
 5.5% due 04/25/29 ..............................        350             329
                                                                     -------
                                                                       1,747
Germany - 2.9%
 DePfa Deutsche Pfandbriefbank AG (BANK)
 5.75% due 03/04/09 .............................        380             361
 Federal Republic of Germany - Bonds (GOVF)
 6.0% due 06/20/16 ..............................        180             185
 Treuhandanstalt (FORG)
 7.375% due 12/02/02 ............................        350             351
                                                                     -------
                                                                         897
Italy - 2.8%
 Republic of Italy (GOVF)
 3.25% due 04/15/04 ..............................       620             552
 9.5% due 02/01/06 ...............................       275             313
                                                                     -------
                                                                         865
Japan - 4.8%
 Government of Japan - Bonds (GOVF)
 3.3% due 09/20/05 ...............................   140,000           1,462

Netherlands - 0.9%
 Government of Netherlands (GOVF)
 5.5% due 01/15/28 ...............................        70              66
 5.75% due 02/15/07 ..............................       210             206
                                                                     -------
                                                                         272
Spain - 1.8%
 Government of Spain - Bonds (GOVF)
 3.25% due 01/31/05 ..............................       630             552

Supra National - 0.4%
 Government of Netherlands - Bonds (GOVF)
 3.75% due 07/15/09 ..............................        65              55
 Queensland Treasury Corp. (FORG)
 6.0% due 07/14/09 ...............................       100              58

                                                                         113
 Sweden - 1.0%
 Government of Sweden - Debs. (GOVF)
 6.5% due 10/25/06 ...............................     2,200             265
 Government of Sweden - Bonds (GOVF)
 10.25% due 05/05/03 .............................       300              38
                                                                     -------
                                                                         303
United States - 15.7%
 Federal National Mortgage Assoc. (GOVA)
 5.25% due 01/15/09 ..............................       340             300
 U.S. Treasury - Inflation Index (GOVE)
 3.875% due 04/15/29 .............................     1,216           1,211
 U.S. Treasury - Notes (GOVE)
 5.75% due 08/15/03 ..............................     1,440           1,415
 6.125% due 12/31/01 .............................       140             139
 7.0% due 07/15/06 ...............................       400             415
 U.S. Treasury - Bonds (GOVE)
 8.0% due 11/15/21 ...............................     1,035           1,251
 8.75% due 05/15/17 ..............................        50              63
                                                                     -------
                                                                       4,794
                                                                     -------
                      TOTAL PUBLICLY-TRADED BONDS-      40.7%         12,424

SHORT-TERM INVESTMENTS - 2.9%

 Investment in joint trading account (Note B)
 6.853% due 07/03/00 .............................       894             894
                                                     -------         -------
                                TOTAL INVESTMENTS-      98.5%         30,066
              Receivables, less cash and payables-       1.5%            448
                                                     -------         -------
                                       NET ASSETS-     100.0%         30,514

ADR - American Depository Receipts
See notes to financial statements

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY
                                                                 % of
                                       Industry      Value     Long-Term
             Industry                Abbreviation   (000's)   Investments

Foreign Governmental ..............      GOVF        $6,308       21.6%
U.S. Governmental .................      GOVE         4,494       15.4%
Banks .............................      BANK         2,141        7.3%
Health Care Products ..............      HEAL         1,639        5.6%
Insurance .........................      INSU         1,113        3.8%
Computer Equipment ................      COMP         1,065        3.7%
Food, Beverage and Tobacco ........      FOOD           886        3.0%
U.S. Government Agencies ..........      ETRN           851        2.9%
Electronic Products and Services ..      GOVE           842        2.9%
Transportation Services ...........      TELS           797        2.7%
Telecommunication Services ........      DIOP           785        2.7%
Computer Software and Services ....      TELE           720        2.5%
Diversified Operations ............      UTIT           699        2.4%
Electric Power ....................      AUTO           509        1.7%
Telephone .........................      TRAN           476        1.6%
Electrical Equipment ..............      MEDP           431        1.5%
Chemicals .........................      UTIE           428        1.5%
Foreign ...........................      ELEQ           409        1.4%
Oil and Natural Gas Exploration ...      RETF           364        1.3%
Telecommunication Equipment .......      CHEM           346        1.2%
Leisure and Recreation ............      FORG           337        1.2%
Media - Publishing ................      SOFT           327        1.1%
Financial Services ................      COMM           268        0.9%
Retail - Department Stores ........      RETS           241        0.8%
Automobile ........................      CONS           241        0.8%
Consumer Miscellaneous ............      FINL           224        0.8%
Personal and Commercial Lending ...      MACH           216        0.7%
Housing ...........................      OILS           210        0.7%
Oil - Equipment and Services ......      OILE           147        0.5%
Paper and Forest Products .........      PART           143        0.5%
Media - TV / Radio ................      OILX           138        0.5%
Commercial Services ...............      PAPR           138        0.5%
Brokerage and Investment Management      LEIS           132        0.5%
Construction ......................      FUND           131        0.5%
Cosmetics and Personal Care .......      APPL           118        0.4%
Aerospace and Defense .............      CNSU           115        0.4%
Auto and Truck Parts ..............      MEDI           101        0.3%
Oil ...............................      AGRI            87        0.3%
Agricultural Operations ...........      HNBA            74        0.3%
Real Estate Operations ............      REAL            59        0.2%
Retail - Food .....................      LEND            57        0.2%
Machinery .........................      META            49        0.2%
Shoe and Apparel Manufacturing ....      APPA            46        0.2%
Natural Gas Distribution ..........      UTIG            45        0.2%
Steel .............................      UTIG            42        0.1%
Household Appliances ..............      UTIG            41        0.1%
Engineering and Construction ......      UTIG            40        0.1%
Real Estate Development ...........      UTIG            35        0.1%
Precious Metals/Gems/Stones .......      UTIG            25        0.1%
Metals and Mining .................      UTIG            20        0.1%
Real Estate Investment Trust ......      UTIG            11        0.0%
Containers ........................      UTIG             8        0.0%
Energy - Alternative Source .......      UTIG             3        0.0%
                                                   --------    --------
                                                    $29,172      100.0%
                                                   ========    ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO


                                                                       Market
              Name of Issuer                           Shares           Value
                                                                       (000's)
COMMON STOCK

Brokerage and Investment Management - 0.4%
 E*TRADE Group, Inc. * ..........................      148,395       $  2,448

Commercial Services - 6.3%
 Apollo Group, Inc. - Cl. A * ...................      404,569         11,328
 Lamar Advertising Co. * ........................      280,820         12,163
 TMP Worldwide, Inc. * ..........................      168,820         12,461
                                                                     --------
                                                                       35,952
Computer Equipment - 2.2%
 StorageNetworks, Inc. * ........................        5,615            507
 VeriSign, Inc. .................................       66,430         11,725
                                                                     --------
                                                                       12,232

Computer Software and Services - 11.0%
 Brocade Communications Systems, Inc. * .........       38,305          7,028
 CNET Networks, Inc. ............................      198,110          4,866
 DoubleClick, Inc. * ............................      291,270         11,105
 Exodus Communications, Inc. * ..................      126,540          5,829
 Inktomi Corp. * ................................       47,580          5,626
 Liberate Technologies, Inc. * ..................      132,320          3,879
 Portal Software, Inc. * ........................      164,855         10,530
 PSINet, Inc. * .................................      517,675         13,007
 TenFold Corporation * ..........................       33,665            553
                                                                     --------
                                                                       62,423
Electrical Equipment - 2.1%
 Integrated Device Technology, Inc. * ...........      195,855         11,727

Electronic Products and Services - 10.2%
 Cree, Inc. * ...................................       39,835          5,318
 Intersil Hol ding Corp. * ......................      138,360          7,480
 MRV Communications, Inc. * .....................       88,060          5,922
 SDL, Inc. * ....................................       39,445         11,249
 Semtech Corp. * ................................       74,245          5,678
 Viasytsems Group, Inc. .........................      366,505          5,933
 Vitesse Semiconductor Corp. * ..................      143,795         10,578
 Xilinx, Inc. * .................................       72,440          5,981
                                                                     --------
                                                                       58,139

Financial Services - 3.0%
 Paychex, Inc. ..................................      408,133         17,141

Health Care Products - 21.0%
 Abgenix, Inc. * ................................      107,280         12,858
 Andrx Corp. * ..................................      146,305          9,352
 CuraGen Corp. * ................................      136,040          5,178
 Human Genome Sciences, Inc. * ..................      117,110         15,620
 King Pharmaceuticals, Inc. * ...................      283,605         12,443
 Maxygen, Inc. * ................................       64,070          3,637
 Medarex, Inc. * ................................      139,880         11,820
 MedImmune, Inc. * ..............................       83,725          6,196
 Millennium Pharmaceuticals, Inc. * .............      138,420         15,486
 MiniMed, Inc. * ................................       78,165          9,223
 Sepracor, Inc. * ...............................      142,680         17,211
                                                                     --------
                                                                      119,024

Leisure and Recreation - 3.6%
 Premier Parks, Inc. * ..........................      422,170          9,604
 SFX Entertainment, Inc. * ......................      241,195         10,929
                                                                     --------
                                                                       20,533

Media - TV/Radio - 9.2%
 Citadel Communications Corp. * .................      125,835          4,396
 Cox Radio, Inc. - Cl. A * ......................      618,050         17,306
 Entercom Communications Corp. * ................      145,105          7,074
 Hispanic Broadcasting Corp. * ..................      291,030          9,640
 Radio One, Inc. * ..............................      188,360          5,569
 Radio One, Inc. - Cl. D * ......................      376,720          8,311
                                                                     --------
                                                                       52,296

Oil - Equipment and Services - 1.9%
 Hanover Compressor Co. * .......................      181,440          6,895
 Universal Compression Holdings * ...............      108,355          3,630
                                                                     --------
                                                                       10,525

Retail - Department Stores - 0.7%
 Priceline.com, Inc. * ..........................      107,645          4,089

Telecommunication Equipment - 11.1%
 American Tower Corp. - Cl. A ...................      328,875         13,710
 Crown Castle International Corp. ...............      478,085         17,450
 Pinnacle Hol dings, Inc. * .....................       77,825          4,203
 Powertel, Inc. .................................      125,025          8,869
 RF Micro Devices, Inc. * .......................      134,635         11,797
 TriQuint Semiconductor, Inc. * .................       73,415          7,025
                                                                     --------
                                                                       63,054

Telecommunication Services - 8.8%
 AT&T Canada, Inc. * ............................      322,850         10,715
 Clearnet Communications, Inc. - Cl. A * ........      163,510          4,540
 McLeodUSA, Inc. - Cl. A * ......................      489,645         10,129
 Microcell Telecommunications, Inc. * ...........      122,246          4,416
 Millicom International Cellular SA * ...........       10,285            360
 Net2Phone, Inc. * ..............................      114,090          4,072
 Netro Corp. * ..................................        8,350            479
 VoiceStream Wireless Corp. * ...................
 Western Wireless Corp. - Cl. A * ...............      282,105         15,375
                                                                     --------
                                                                       50,086
Telephone - 1.1%
 Metromedia Fiber Network, Inc. - Cl. A * .......      157,175          6,238
                                                                     --------
                              TOTAL COMMON STOCK-         92.6%       525,907

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                         Par            Market
              Name of Issuer                            Value           Value
                                                       (000's)         (000's)
SHORT-TERM INVESTMENTS - 4.5%

 Federal Home Loan Discount Notes
  5.95% due 07/03/00 ............................    $  25,400         25,391
                               TOTAL INVESTMENTS-         97.1%       551,298
             Cash and Receivables, less payables-          2.9%        16,490
                                                     ---------       --------
                                      NET ASSETS-        100.0%       567,788
                                                     =========       ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                                        Market
            Name of Issuer                              Shares           Value
                                                                        (000's)

COMMON STOCK

Aerospace and Defense - 0.7%
 General Dynamics Corp. .........................        1,300         $   68

Auto and Truck Parts - 0.6%
 Dana Corp. .....................................        1,000             21
 Johnson Controls, Inc. .........................          600             31
 Meritor Automotive, Inc. .......................          900             10
                                                                       ------
                                                                           62
Banks - 5.0%
 AmSouth Bancorporation .........................        5,100             80
 Charter One Financial, Inc. ....................        1,000             23
 Comerica, Inc. .................................        3,600            161
 Golden West Financial Corp. ....................        2,300             94
 KeyCorp ........................................        7,300            129
                                                                       ------
                                                                          487
Business Services - 0.3%
 Harris Corp. ...................................          900             29

Chemicals - 2.5%
 Air Products & Chemicals, Inc. .................        3,100             95
 Eastman Chemical Co. ...........................        1,100             52
 Millennium Chemicals, Inc. .....................        1,700             29
 Praxair, Inc. ..................................        1,300             49
 Rohm & Haas Co. ................................          600             21
                                                                       ------
                                                                          246
Commercial Services - 3.1%
 Convergys Corp. ................................        1,800             93
 Lamar Advertising Co. ..........................        2,700            117
 R.R. Donnelley & Sons Co. ......................        1,500             34
 Sybase, Inc. ...................................        2,500             58
                                                                       ------
                                                                          302
Computer Equipment - 1.0%
 Lexmark International Group, Inc. -
  Cl. A .........................................        1,500            101

Computer Software and Services - 9.8%
 Cadence Design Systems, Inc. ...................        4,800             98
 DST Systems, Inc. ..............................        1,500            114
 Fiserv, Inc. ...................................        3,400            147
 Intuit, Inc. ...................................        4,000            165
 NCR Corp. ......................................        2,000             78
 Portal Software, Inc. ..........................        2,500            160
 Rational Software Corp. ........................        1,200            111
 SunGard Data Systems, Inc. .....................        2,600             81
                                                                       ------
                                                                          954
Consumer - Miscellaneous - 3.1%
 American Greetings Corp. - Cl. A ...............        1,500             28
 Avery Dennison Corp. ...........................          900             60
 Black & Decker Corp. ...........................        3,400            134
 Parker-Hannifin Corp. ..........................        1,400             48
 Sherwin-Williams Co. ...........................        1,300             28
                                                                       ------
                                                                          298
Cosmetics and Personal Care Products - 0.7%
 Avon Products, Inc. ............................        1,600             71

Diversified Operations - 3.1%
 Danaher Corp. ..................................          900             44
 Eaton Corp. ....................................          500             34
 El Paso Energy Corp. ...........................        2,500            127
 Illinois Tool Works, Inc. ......................          400             23
 Reynolds & Reynolds Co. - Cl. A ................        2,300             42
 Textron, Inc. ..................................          600             33
                                                                       ------
                                                                          303
Electric Power - 2.9%
 Constellation Energy Group .....................        1,700             55
 Dominion Resources, Inc. .......................        1,700             73
 Entergy Corp. ..................................          700             19
 FPL Group, Inc. ................................          500             25
 Pinnacle West Capital Corp. ....................        1,900             65
 Reliant Energy, Inc. ...........................        1,600             47
                                                                       ------
                                                                          284
Electrical Equipment - 1.2%
 American Power Conversion ......................        2,400             98
 Pentair, Inc. ..................................          600             21
                                                                       ------
                                                                          119
Electronic Products and Services - 13.9%
 Altera Corp. ...................................          200             20
 Anadigics, Inc. ................................        1,200             41
 Applied Micro Circuits Corp. ...................        1,000             99
 Atmel Corp. ....................................        3,000            111
 Jabil Circuit, Inc. ............................        1,800             89
 Lam Research Corp. .............................        2,600             97
 Linear Technology Corp. ........................          800             51
 Maxim Integrated Products, Inc. ................        1,300             88
 Millipore Corp. ................................          900             68
 Novellus Systems, Inc. .........................        1,300             73
 Pitney Bowes, Inc. .............................        2,400             96
 Sanmina Corp. ..................................        1,200            103
 SCI Systems, Inc. ..............................        3,000            118
 Tektronix, Inc. ................................          300             22
 Teradyne, Inc. .................................          300             22
 Vishay Intertechnology, Inc. ...................        1,900             72
 Vitesse Semiconductor Corp. ....................        1,100             81
 Waters Corp. ...................................          400             50
 Xilinx, Inc. ...................................          600             50
                                                                       ------
                                                                        1,351
Food, Beverage and Tobacco - 0.8%
 Quaker Oats Co. ................................          200             15
 Starbucks Corp. ................................        1,700             65
                                                                       ------
                                                                           80
Health Care Products - 11.3%
 Allergan, Inc. .................................        2,300            171
 ALZA Corp. .....................................          900             53

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                                       Market
            Name of Issuer                                 Shares       Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Bausch & Lomb, Inc. ............................          1,900       $  147
 Becton, Dickinson & Co. ........................          1,400           40
 Cephalon, Inc. .................................          1,600           96
 CV Therapeutics, Inc. ..........................            900           62
 Forest Laboratories, Inc. ......................          1,000          101
 Genzyme Corp. (General Division) ...............            900           54
 MedImmune, Inc. ................................          1,300           96
 QLT PhotoTherapeutics, Inc. ....................          1,900          147
 Stryker Corp. ..................................          1,200           53
 UnitedHealth Group, Inc. .......................          1,000           86
                                                                       ------
                                                                        1,106
Health Care Services - 0.8%
 Health Management Associates, Inc. -
   Cl. A ........................................          3,200           42
 Wellpoint Health Networks, Inc. ................            500           36
                                                                       ------
                                                                           78
Household Appliances/Furnishings - 0.6%
 Leggett & Platt, Inc. ..........................          3,300           54

Insurance - 6.7%
 Aon Corp. ......................................          4,500          140
 AXA Financial, Inc. ............................          1,500           51
 Lincoln National Corp. .........................          3,900          141
 PartnerRe, Ltd. ................................          1,000           36
 St. Paul Cos., Inc. ............................          3,000          102
 Torchmark, Inc. ................................          2,000           49
 XL Capital, Ltd. - Cl. A .......................          2,500          135
                                                                       ------
                                                                          654
Leisure and Recreation - 0.7%
 SABRE Group Holdings, Inc. .....................          2,300           66

Machinery - 1.6%
 Dover Corp. ....................................            600           24
 Ingersoll-Rand Co. .............................          3,200          129
                                                                       ------
                                                                          153
Media - Publishing - 1.5%
 Knight-Ridder, Inc. ............................            800           43
 New York Times Co. - Cl. A .....................          1,400           55
 Tribune Co. ....................................          1,500           52
                                                                       ------
                                                                          150
Media - TV/Radio - 1.8%
 Hispanic Broadcasting Corp. ....................          1,900           63
 Westwood One, Inc. .............................          3,300          113
                                                                       ------
                                                                          176
Oil - 0.5%
 Conoco, Inc. - Cl. A ...........................          2,200           48

Oil - Equipment and Services - 0.9%
 Anadarko Petroleum Corp. .......................          1,700           84

Oil and Natural Gas Exploration and
 Production - 4.9%
 Apache Corp. ...................................          1,400           82
 Burlington Resources, Inc. .....................            800           31
 Kerr-McGee Corp. ...............................          1,400           83
 Noble Drilling Corp. ...........................          3,900          161
 Union Pacific Resources Group, Inc. ............          2,700           59
 USX-Marathon Group .............................          2,400           60
                                                                       ------
                                                                          476
Paper and Forest Products - 1.7%
 Abitibi-Consolidated, Inc. .....................          4,300           40
 Georgia-Pacific Corp. ..........................          1,700           45
 Westvaco Corp. .................................          2,100           52
 Willamette Industries, Inc. ....................          1,100           30
                                                                       ------
                                                                          167
Retail - Department Stores - 5.9%
 Circuit City Stores, Inc. ......................          1,500           50
 Family Dollar Stores, Inc. .....................          2,400           47
 Federated Department Stores, Inc. ..............          3,400          115
 Intimate Brands, Inc. ..........................          1,100           22
 Limited, Inc. ..................................          2,200           47
 RadioShack Corp. ...............................          2,200          104
 Tiffany & Co. ..................................          1,000           67
 TJX Cos., Inc. .................................          6,400          120
                                                                       ------
                                                                          572
Retail - Food - 0.5%
 Brinker International, Inc. ....................            700           21
 Outback Steakhouse, Inc. .......................          1,100           32
                                                                       ------
                                                                           53
Shoe and Apparel Manufacturing - 0.1%
 WestPoint Stevens, Inc. ........................            700            8

Steel - 0.7%
 Nucor Corp. ....................................            800           26
 USX-U.S. Steel Group, Inc. .....................          2,300           43
                                                                       ------
                                                                           69
Telecommunication Equipment - 2.7%
 ADC Telecommunications, Inc. ...................          1,000           84
 RF Micro Devices, Inc. .........................            900           79
 Scientific-Atlanta, Inc. .......................          1,400          104
                                                                       ------
                                                                          267
Telecommunication Services - 1.0%
 Broadwing, Inc. ................................          1,700           44
 Clear Channel Communications, Inc. .............            700           53
                                                                       ------
                                                                           97
Telephone - 2.7%
 AT&T Wireless Group ............................          4,700          131
 CenturyTel, Inc. ...............................          1,300           38
 Telephone and Data Systems, Inc. ...............            900           90
                                                                       ------
                                                                          259

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                                       Market
            Name of Issuer                               Shares         Value
                                                                       (000's)

COMMON STOCK - CONTINUED

Transportation Services - 4.2%
 AMR Corp........................................          2,500       $   42
 Burlington Northern Santa Fe....................          2,500           57
 Canadian Pacific, Ltd...........................            700           18
 Delta Air Lines, Inc............................            200           10
 Kansas City Southern Industries, Inc............          1,200          107
 Norfolk Southern Corp...........................          2,600           39
 Northwest Airlines Corp.........................            700           21
 Southwest Airlines Co...........................          2,300           44
 UAL Corp........................................          1,200           70
                                                                       ------
                                                                          408
                                                                       ------
                              TOTAL COMMON STOCK-           99.5%       9,700

                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS - 2.6%
 Investment in joint trading account
    (Note B)
  6.853% due 07/03/00 ...........................        $   250          250
                               TOTAL INVESTMENTS-          102.1%       9,950
             Payables, less cash and receivables-          (2.1)%        (202)
                                                         -------       ------
                                      NET ASSETS-          100.0%       9,748

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                                                         Market
              Name of Issuer                         Shares               Value
                                                                         (000's)
COMMON STOCK

Aerospace and Defense - 2.0%
 Boeing Co. .................................        24,200             $  1,012
 Lockheed Martin Corp. ......................        87,500                2,171
                                                                        --------
                                                                           3,183
Auto and Truck Parts - 0.8%
 Dana Corp. .................................        14,400                  305
 Genuine Parts Co. ..........................        45,400                  908
                                                                        --------
                                                                           1,213
Banks - 6.4%
 Bank of America Corp. ......................        20,700                  890
 Bank One Corp. .............................        58,700                1,559
 Firstar Corp. ..............................        35,800                  754
 FleetBoston Financial Corp. ................        68,772                2,338
 J.P. Morgan & Co., Inc. ....................        15,800                1,740
 KeyCorp ....................................        16,900                  298
 Mercantile Bankshares Corp. ................        20,900                  623
 National City Corp. ........................        36,100                  616
 Wells Fargo & Co. ..........................        34,400                1,333
                                                                        --------
                                                                          10,151
Business Services - 0.7%
 Dun & Bradstreet Corp. .....................        24,400                  699
 H & R Block, Inc. ..........................        11,000                  356
                                                                        --------
                                                                           1,055
Chemicals - 2.9%
 Dow Chemical Co. ...........................        35,100                1,060
 E.I. du Pont de Nemours & Co. ..............        40,100                1,754
 Great Lakes Chemical Corp. .................        29,600                  932
 Hercules, Inc. .............................        30,300                  426
 Imperial Chemical Industries plc - ADR .....        14,500                  447
                                                                        --------
                                                                           4,619
Commercial Services - 0.5%
 R.R. Donnelley & Sons Co. ..................        36,700                  828

Computer Equipment - 1.6%
 Compaq Computer Corp. ......................        43,400                1,109
 Xerox Corp. ................................        68,900                1,430
                                                                        --------
                                                                           2,539
Computer Software and Services - 1.4%
 BMC Software, Inc. * .......................        17,700                  646
 Microsoft Corp. ............................        17,200                1,376
 Unisys Corp. * .............................        15,200                  221
                                                                        --------
                                                                           2,243
Construction - 0.3%
 Armstrong Holdings, Inc. ...................        27,500                  421

Consumer - Miscellaneous - 1.8%
 Fortune Brands, Inc. .......................        24,300                  560
 Stanley Works ..............................        40,200                  955
 Tupperware Corp. ...........................         8,900                  196
 Unilever NV - CVA ..........................        24,900                1,142
                                                                        --------
                                                                           2,853
Cosmetics and Personal Care Products - 1.9%
 Gillette Co. ...............................        25,800                  901
 International Flavors & Fragrances, Inc. ...        46,200                1,395
 Procter & Gamble Co. .......................        13,700                  784
                                                                        --------
                                                                           3,080
Diversified Operations - 2.9%
 Cooper Industries, Inc. ....................         6,700                  218
 Eaton Corp. ................................         5,000                  335
 Minnesota Mining & Manufacturing Co. .......        26,000                2,145
 Pall Corp. .................................        59,300                1,097
 PPG Industries, Inc. .......................        18,100                  802
                                                                        --------
                                                                           4,597
Electric Power - 4.6%
 Duke Energy Co. ............................        36,900                2,080
 Entergy Corp. ..............................        20,000                  544
 Firstenergy Corp. ..........................        38,800                  907
 Niagara Mohawk Holdings, Inc. ..............        16,400                  229
 Reliant Energy, Inc. .......................        49,700                1,469
 ScottishPower plc - ADR ....................        13,418                  449
 Southern Co. ...............................        69,900                1,629
                                                                        --------
                                                                           7,307
Electrical Equipment - 0.8%
 Unicom Corp. ...............................        34,000                1,315

Electronic Products and Services - 1.6%
 Hubbell, Inc. - Cl. B ......................        39,000                  995
 Motorola, Inc. .............................        21,400                  622
 Rockwell International Corp. * .............        28,800                  907
                                                                        --------
                                                                           2,524
Financial Services - 3.8%
 Citigroup, Inc. ............................        38,675                2,330
 Mellon Financial Corp. .....................       103,600                3,775
                                                                        --------
                                                                           6,105
Food, Beverage and Tobacco - 9.5%
 Anheuser-Busch Cos., Inc. ..................        16,800                1,255
 Brown-Forman Corp. - Cl. B .................        13,100                  704
 Campbell Soup Co. ..........................        52,300                1,523
 General Mills, Inc. ........................        85,100                3,255
 H.J. Heinz Co. .............................        57,300                2,507
 Hershey Foods Corp. ........................        33,600                1,630
 Kellogg Co. ................................        35,000                1,041
 McCormick & Co., Inc. ......................        31,600                1,027
 Philip Morris Cos., Inc. ...................        66,200                1,758
 UST, Inc. ..................................        30,100                  442
                                                                        --------
                                                                          15,142

Health Care Products - 6.4%
 Abbott Laboratories ........................        54,500                2,429

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                                                                      Market
              Name of Issuer                                  Shares                  Value
                                                                                      (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 American Home Products Corp. ..........................      57,200               $   3,361
 Becton, Dickinson & Co. ...............................      18,900                     542
 Merck & Co., Inc. .....................................      15,400                   1,180
 Pharmacia Corp. .......................................      52,475                   2,712
                                                                                   ---------
                                                                                      10,224
Insurance - 5.1%
 American General Corp. ................................      34,100                   2,080
 Chubb Corp. ...........................................      29,500                   1,814
 Lincoln National Corp. ................................      22,400                     809
 Safeco Corp. ..........................................      35,900                     714
 St. Paul Cos., Inc. ...................................      41,752                   1,425
 UnumProvident Corp. ...................................      60,200                   1,208
                                                                                   ---------
                                                                                       8,050
Leisure and Recreation - 3.2%
 Eastman Kodak Co. .....................................      37,800                   2,249
 Hasbro, Inc. ..........................................      40,400                     609
 Hilton Hotels Corp. ...................................      37,700                     353
 Starwood Hotels & Resorts Worldwide, Inc. .............      56,400                   1,837
                                                                                   ---------
                                                                                       5,048
Media - Publishing - 1.7%
 Dow Jones & Co., Inc. .................................      10,400                     762
 Knight-Ridder, Inc. ...................................      23,900                   1,271
 Readers Digest Association, Inc. - Cl. A ..............      17,600                     700
                                                                                   ---------
                                                                                       2,733
Media - TV / Radio - 1.3%
 The Walt Disney Co. ...................................      52,600                   2,042

Metals and Mining - 0.2%
 Phelps Dodge Corp. ....................................      10,300                     383

Oil - 1.6%
 Royal Dutch Petroleum Co. - NY Shares .................      42,200                   2,598

Oil - Equipment and Services - 1.0%
 Baker Hughes, Inc. ....................................      50,500                   1,616

Oil and Natural Gas Exploration and Production - 11.5%
 Amerada Hess Corp. ....................................      20,200                   1,247
 BP Amoco plc - ADR ....................................      87,032                   4,923
 Chevron Corp. .........................................      32,100                   2,723
 Exxon Mobil Corp. .....................................      55,067                   4,323
 Texaco, Inc. ..........................................      49,200                   2,620
 Unocal Corp. ..........................................      49,900                   1,653
 USX-Marathon Group ....................................      29,700                     744
                                                                                   ---------
                                                                                      18,233
Paper and Forest Products - 3.4%
 Consolidated Papers, Inc. .............................       4,400                     161
 Fort James Corp. ......................................      46,800                   1,082
 International Paper Co. ...............................      60,470                   1,803
 Kimberly-Clark Corp. ..................................      40,000                   2,295
                                                                                   ---------
                                                                                       5,341
Pollution Control - 1.2%
 Waste Management, Inc. ................................     101,290                   1,924

Precious Metals/Gems/Stones - 0.4%
 Newmont Mining Corp. ..................................      29,000                     627

Real Estate Investment Trust - 0.6%
 Simon Property Group, Inc. ............................      45,500                   1,010

Real Estate Operations - 0.6%
 Rouse Co. .............................................      35,300                     874

Retail - Department Stores - 1.7%
 J.C. Penney Co., Inc. .................................      12,800                     236
 May Department Stores Co. .............................      40,950                     983
 Toys "R" Us, Inc. * ...................................     101,400                   1,476
                                                                                   ---------
                                                                                       2,695
Telecommunication Services - 0.3%
 Vodafone AirTouch plc  - ADR ..........................      11,900                     493

Telephone - 8.6%
 Alltel Corp. ..........................................      35,200                   2,180
 AT&T Corp. ............................................      27,700                     876
 Bell Atlantic Corp. ...................................      39,800                   2,022
 BellSouth Corp. .......................................      36,600                   1,560
 GTE Corp. .............................................      41,800                   2,602
 SBC Communications, Inc. ..............................      79,155                   3,424
 U.S. West, Inc. .......................................      11,600                     995
                                                                                   ---------
                                                                                      13,659
Transportation Services - 1.8%
 Norfolk Southern Corp. ................................      63,600                     946
 Union Pacific Corp. ...................................      49,300                   1,833
                                                                                   ---------
                                                                                       2,779

U.S. Government Agencies - 1.3%
 Federal National Mortgage Assoc. ......................      39,300                   2,051
                                                                                   ---------
                                     TOTAL COMMON STOCK-        95.4%                151,555

                                                               Par
                                                              Value
                                                             (000's)
COMMERCIAL PAPER

Financial Services - 2.3%
 Assets Securitization Corp.
 6.57% due 08/18/00 ....................................     $ 1,000                     991
 Falcon Asset Securitization Corp.
 6.55% due 07/03/00 ....................................       1,500                   1,491
 Sand Dollar Funding
 6.62% due 07/11/00 ....................................       1,225                   1,223
                                                                                   ---------
                                                                                       3,705
Food, Beverage and Tobacco - 1.6%
 Anheuser Busch Cos., Inc.
 6.8% due 07/03/00 .....................................       1,554                   1,553

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                               Par         Market
              Name of Issuer                  Value         Value
                                             (000's)       (000's)
COMMERCIAL PAPER - CONTINUED

Food, Beverage and Tobacco - Continued
 H.J. Heinz Co.
 6.55% due 07/20/00 .....................   $   1,000      $    997
                                                           --------
                                                              2,550
                                                           --------
                  TOTAL COMMERCIAL PAPER-         3.9%        6,255
                                            ---------      --------
                       TOTAL INVESTMENTS-        99.3%      157,810
     Cash and Receivables, less payables-         0.7%        1,077
                                            ---------      --------
                              NET ASSETS-       100.0%      158,887
                                            =========      ========

ADR - American Depository Receipt
* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                               Market
          Name of Issuer                           Shares       Value
                                                               (000's)
COMMON STOCK

Aerospace and Defense - 1.8%
 Boeing Co. ..................................     1,500      $     63
 General Dynamics Corp. ......................       300            16
 Honeywell International, Inc. ...............       400            13
 Northrop Grumman Corp. ......................     1,100            73
 United Technologies Corp. ...................       300            18
                                                              --------
                                                                   183
Auto and Truck Parts - 2.2%
 Cummins Engine Company, Inc. ................       400            11
 General Motors Corp. ........................     2,200           128
 General Motors Corp. - Cl. H ................       400            35
 Johnson Controls, Inc. ......................       500            25
 Navistar International Corp., Inc. - Cl. B ..       500            15
 TRW, Inc. ...................................       200             9
 Visteon Corp. * .............................       223             3
                                                              --------
                                                                   226
Automobile - 1.1%
 Delphi Automotive Systems Corp. .............     2,100            30
 Ford Motor Co. ..............................     1,700            73
 Hertz Corp. - Cl. A .........................       200             6
                                                              --------
                                                                   109
Banks - 9.8%
 Bank of America Corp. .......................     3,900           168
 Bank of New York Co., Inc. ..................       800            37
 Bank One Corp. ..............................       300             8
 BB&T Corporation ............................       300             7
 Chase Manhattan Corp. .......................     3,300           152
 Comerica, Inc. ..............................       300            14
 Cullen/Frost Bankers, Inc. ..................       200             5
 Fifth Third Bancorp .........................       100             6
 First Security Corp. ........................     1,200            16
 First Union Corp. ...........................       300             7
 Firstar Corp. ...............................       900            19
 FleetBoston Financial Corp. .................     3,676           125
 Golden West Financial Corp. .................     2,100            86
 J.P. Morgan & Co., Inc. .....................       900            99
 PNC Bank Corp. ..............................     1,000            47
 Popular, Inc. ...............................       500            10
 SouthTrust Corp. ............................       200             5
 Suntrust Banks, Inc. ........................       800            37
 U.S. Bancorp ................................       400             8
 UnionBanCal Corp. ...........................     1,200            22
 Washington Mutual, Inc. .....................       500            14
 Wells Fargo & Co. ...........................     3,200           124
                                                              --------
                                                                 1,016
Brokerage and Investment Management - 2.2%
 Lehman Brothers Holdings, Inc. ..............       400            38
 Merrill Lynch & Co., Inc. ...................       300            35
 Morgan Stanley, Dean Witter, Discover & Co. .     1,900           158
                                                              --------
                                                                   231
Business Services - 0.7%
 Comdisco, Inc. ..............................     1,500            33
 Interim Services, Inc. ......................       500             9
 Manpower, Inc. ..............................       400            13
 Robert Half International, Inc. .............       600            17
                                                              --------
                                                                    72
Chemicals - 2.4%
 Air Products & Chemicals, Inc. ..............       700            21
 Cabot Corp. .................................       300             8
 Dow Chemical Co. ............................     3,600           109
 E.I. du Pont de Nemours & Co. ...............       700            31
 Praxair, Inc. ...............................     1,700            64
 Rohm & Haas Co. .............................       400            14
                                                              --------
                                                                   247
Commercial Services - 0.1%
 Cendant Corp. * .............................       400             6

Computer Equipment - 1.7%
 3Com Corp. * ................................       200            12
 Apple Computer, Inc. * ......................     1,000            52
 Hewlett-Packard Co. .........................       400            50
 International Business Machines Corp ........       100            11
 Network Appliance, Inc. * ...................       200            16
 SanDisk Corp. * .............................       100             6
 VERITAS Software Corp. * ....................       250            28
                                                              --------
                                                                   175
Computer Software and Services - 1.3%
 Cabletron Systems, Inc. * ...................       600            15
 DST Systems, Inc. * .........................       200            15
 Electronic Data Systems Corp. ...............       500            21
 First Data Corp. ............................       500            25
 Fiserv, Inc. ................................       200             9
 Mercury Interactive Corp. * .................       100            10
 Network Associates, Inc. ....................       100             2
 Oracle Corp. * ..............................       300            25
 Sun Microsystems, Inc. * ....................       100             9
 Symantec Corp. * ............................       100             5
                                                              --------
                                                                   136
Construction - 0.4%
 Lafarge Corp. ...............................       400             8
 Southdown, Inc. .............................       200            12
 USG Corp. * .................................       800            24
                                                              --------
                                                                    44
Consumer - Miscellaneous - 0.5%
 Parker-Hannifin Corp. .......................       700            24
 Sherwin-Williams Co. ........................       400             9
 Unilever NV - NY Shares .....................       400            17
                                                              --------
                                                                    50
Containers - 0.1%
 Bemis Co., Inc. .............................       300            10

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                                      Market
          Name of Issuer                               Shares          Value
                                                                      (000's)
COMMON STOCK - CONTINUED

Cosmetics and Personal Care Products - 0.1%
 Alberto-Culver Co. - Cl. B ....................         300         $      9

Diversified Operations - 0.9%
 Minnesota Mining & Manufacturing Co ...........         700               58
 PPG Industries, Inc. ..........................         600               26
 Textron, Inc. .................................         200               11
                                                                     --------
                                                                           95
Electric Power - 3.2%
 Ameren Corp. ..................................         500               17
 Calpine Corp. * ...............................         600               39
 Consolidated Edison, Inc. .....................         200                6
 Constellation Energy Group ....................       1,600               52
 Dominion Resources, Inc. ......................         221               10
 DTE Energy Co. ................................         500               15
 Duke Energy Co. ...............................       1,100               62
 Energy East Corp. .............................       1,200               23
 Entergy Corp. .................................         800               22
 Firstenergy Corp. .............................         400                9
 Public Services Enterprise Group, Inc. ........       1,600               55
 Southern Co. ..................................       1,100               26
                                                                     --------
                                                                          336
Electrical Equipment - 1.5%
 American Power Conversion .....................         300               12
 Emerson Electric Co. ..........................         300               18
 Molex, Inc. ...................................         200               10
 TXU Corp. .....................................       1,400               41
 Unicom Corp. ..................................       2,000               78
                                                                     --------
                                                                          159
Electronic Products and Services - 1.8%
 Advanced Micro Devices, Inc. * ................         400               31
 Analog Devices, Inc. * ........................         100                8
 Arrow Electronics, Inc. * .....................         400               12
 Atmel Corp. * .................................         100                4
 AVX Corp. .....................................       1,000               23
 Cree, Inc. * ..................................         100               13
 LSI Logic Corp. * .............................         200               11
 Motorola, Inc. ................................         600               17
 National Semiconductor Corp. * ................         300               17
 Rockwell International Corp. * ................         300                9
 Texas Instruments, Inc. .......................         200               14
 Vishay Intertechnology, Inc. * ................         600               23
                                                                     --------
                                                                          182
Energy - Alternative Source - 0.9%
 Dynegy, Inc. - Cl.A ...........................       1,300               89

Engineering and Construction - 0.2%
 Fluor Corp. ...................................         600               19

Financial Services - 5.2%
 American Express Co. ..........................         600               31
 Citigroup, Inc. ...............................       7,800              470
 Donaldson, Lufkin & Jenrette, Inc. ............         200                9
 Mellon Financial Corp. ........................         200                7
 Providian Financial Corp. * ...................         200               18
                                                                     --------
                                                                          535
Food, Beverage and Tobacco - 3.7%
 Adolph Coors Co. - Cl. B ......................         200               12
 ConAgra, Inc. .................................         700               13
 Hormel Foods Corp. ............................         200                3
 IBP, Inc. .....................................       1,600               25
 Keebler Foods Co. .............................         300               11
 McCormick & Co., Inc. .........................         500               16
 Nabisco Group Holdings Corp. ..................       2,900               75
 Nabisco Holdings Corp. - Cl. A ................       1,600               84
 Pepsi Bottling Group, Inc. ....................         700               20
 Philip Morris Cos., Inc. ......................       1,300               35
 Ralston-Ralston Purina Group ..................       1,700               34
 Seagram Co., Ltd. .............................         200               12
 Starbucks Corp. * .............................         400               15
 Suiza Foods Corp. * ...........................         200               10
 Tyson Foods, Inc. - Cl. A .....................         800                7
 UST, Inc. .....................................       1,000               15
                                                                     --------
                                                                          387
Health Care Products - 4.0%
 Abbott Laboratories ...........................         500               22
 Allergan, Inc. ................................         400               30
 Alpharma, Inc. - Cl. A ........................       1,100               68
 Andrx Corp. * .................................         200               13
 Bausch & Lomb, Inc. ...........................         100                8
 Baxter International, Inc. ....................         400               28
 Chiron Corp. * ................................         200               10
 Genetech, Inc. * ..............................         100               17
 IVAX Corp. ....................................       1,100               46
 Jones Pharma, Inc. ............................         500               20
 MedImmune, Inc. * .............................         300               22
 Merck & Co., Inc. .............................         200               15
 Millennium Pharmaceuticals, Inc. * ............         100               11
 Pfizer, Inc. ..................................         600               29
 Pharmacia Corp. ...............................         752               39
 UnitedHealth Group, Inc. ......................         400               34
                                                                     --------
                                                                          412
Health Care Services - 0.2%
 HCA-The Healthcare Corporation ................         600               18

Household Appliances / Furnishings - 0.4%
 Springs Industries, Inc. - Cl. A ..............         100                3
 Whirlpool Corp. ...............................         900               42
                                                                     --------
                                                                           45
Housing - 0.2%
 American Standard Cos., Inc. * ................         400               17

Insurance - 8.2%
 AFLAC, Inc. ...................................         400               18
 Allstate Corp. ................................       2,100               47

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                                       Market
          Name of Issuer                                    Shares      Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Insurance - Continued
 Ambac Financial Group, Inc. ..........................       300     $     16
 American General Corp. ...............................     1,000           61
 American International Group, Inc. ...................     1,600          188
 American National Insurance Co. ......................       400           20
 AXA Financial, Inc. ..................................     1,400           48
 Cigna Corp. ..........................................     1,200          112
 Cincinnati Financial Corp. ...........................       500           16
 Conseco, Inc. ........................................       300            3
 Hartford Financial Services Group, Inc. ..............       600           33
 Jefferson-Pilot Corp. ................................       100            6
 Lincoln National Corp. ...............................       500           18
 Loews Corp. ..........................................     1,300           78
 Marsh & McLennan Cos., Inc. ..........................       600           63
 MGIC Investment Corp. ................................       900           41
 Nationwide Financial Services - Cl. A ................       300           10
 The PMI Group, Inc. ..................................     1,500           71
                                                                      --------
                                                                           849
Leisure and Recreation - 0.8%
 Brunswick Corp. ......................................     1,500           25
 Eastman Kodak Co. ....................................     1,000           59
                                                                      --------
                                                                            84
Machinery - 0.6%
 FMC Corp. * ..........................................       300           18
 Ingersoll-Rand Co. ...................................       300           12
 Tecumseh Products Co. - Cl. A ........................       900           34
                                                                      --------
                                                                            64
Media - Publishing - 1.2%
 AT&T Corp. - Liberty Media Group - Cl. A * ...........     1,800           44
 Dow Jones & Co., Inc. ................................       200           15
 Gannett Co., Inc. ....................................       100            6
 Knight-Ridder, Inc. ..................................       400           21
 New York Times Co. - Cl. A ...........................     1,000           39
                                                                      --------
                                                                           125
Media - TV / Radio - 3.6%
 Fox Entertainment Group, Inc. - Cl. A * ..............       700           21
 Infinity Broadcasting Corp. - Cl A * .................     1,900           69
 McGraw-Hill Cos., Inc. ...............................       200           11
 The Walt Disney Co. ..................................     5,300          206
 TV Guide, Inc. - Cl. A * .............................       300           10
 USA Networks, Inc. * .................................       200            5
 Viacom, Inc. - Cl. B * ...............................       717           49
                                                                      --------
                                                                           371
Metals and Mining - 0.3%
 Alcan Aluminum, Ltd. .................................       500           15
 Alcoa, Inc. ..........................................       612           18
                                                                      --------
                                                                            33
Natural Gas Distribution - 0.8%
 Enron Corp. ..........................................     1,200           78

Oil - 0.9%
 Conoco, Inc. - Cl. B .................................     2,300           56
 Royal Dutch Petroleum Co. - NY Shares ................       400           25
 Tosco Corp. ..........................................       500           14
                                                                      --------
                                                                            95
Oil - Equipment and Services - 0.2%
 BJ Services Co. * ....................................       400           25

Oil and Natural Gas Exploration and Production - 9.1%
 Amerada Hess Corp. ...................................     1,300           80
 Apache Corp. .........................................       800           47
 Chevron Corp. ........................................     1,900          161
 Coastal Corp. ........................................       100            6
 Exxon Mobil Corp. ....................................     5,852          460
 Helmerich & Payne, Inc. ..............................       300           11
 Kerr-McGee Corp. .....................................       800           47
 Murphy Oil Corp. .....................................       300           18
 Noble Affiliates, Inc. ...............................     1,100           41
 Noble Drilling Corp. * ...............................       300           12
 Occidental Petroleum Corp. ...........................     1,700           36
 USX-Marathon Group ...................................     1,000           25
                                                                      --------
                                                                           944
Paper and Forest Products - 0.8%
 Georgia-Pacific Corp. ................................       900           24
 International Paper Co. ..............................       400           12
 Kimberly-Clark Corp. .................................       600           34
 Westvaco Corp. .......................................       200            5
 Willamette Industries, Inc. ..........................       200            5
                                                                      --------
                                                                            80
Personal and Commercial Lending - 0.1%
 Household International, Inc. ........................       200            8

Pollution Control - 0.3%
 Republic Services, Inc. - Cl. A ......................     2,000           32

Precious Metals/Gems/Stones - 0.2%
 Freeport-McMoRan Copper & Gold, Inc. -
 Cl. B ................................................     2,200           20

Real Estate Investment Trust - 1.1%
 Equity Office Properties Trust .......................     1,400           39
 Equity Residential Properties Trust ..................       900           41
 Prologis Trust .......................................       700           15
 Simon Property Group, Inc. ...........................       400            9
 Spieker Properties, Inc. .............................       200            9
                                                                      --------
                                                                           113
Retail - Department Stores - 1.1%
 Barnes & Noble, Inc. * ...............................       500           11
 Circuit City Stores, Inc. ............................       100            3
 Federated Department Stores, Inc. * ..................       900           30
 Intimate Brands, Inc. ................................       400            8
 Limited, Inc. ........................................       600           13
 Sears, Roebuck & Co. .................................       600           20

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                                       Market
          Name of Issuer                            Shares              Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Retail - Department Stores - Continued
 Tiffany & Co. .............................          200             $     14
 Zale Corp. * ..............................          300                   11
                                                                      --------
                                                                           110
Retail - Food - 0.7%
 Albertson's, Inc. .........................          300                   10
 Brinker International, Inc. * .............          900                   26
 Darden Restaurants, Inc. ..................          500                    8
 McDonald's Corp. ..........................          100                    3
 Tricon Global Restaurants, Inc. * .........          900                   26
                                                                      --------
                                                                            73
Shoe and Apparel Manufacturing - 0.1%
 Liz Claiborne, Inc. .......................          200                    7

Steel - 0.3%
 Nucor Corp. ...............................          900                   30

Telecommunication Equipment - 0.8%
 Advanced Fibre Communications, Inc. * .....          100                    4
 Nortel Networks Corp. .....................          628                   43
 QUALCOMM, Inc. * ..........................          100                    6
 Scientific-Atlanta, Inc. ..................          200                   15
 Terayon Communication Systems, Inc. * .....          200                   13
                                                                      --------
                                                                            81
Telecommunication Services - 2.0%
 Allegiance Telecom, Inc. * ................          300                   19
 BCE, Inc. .................................        3,200                   76
 Citizens Communications Co. ...............          900                   16
 MediaOne Group, Inc. ......................          800                   53
 United States Cellular Corp. * ............          100                    7
 WorldCom, Inc. * ..........................          900                   41
                                                                      --------
                                                                           212
Telephone - 9.7%
 AT&T Corp. ................................        5,900                  187
 Bell Atlantic Corp. .......................        3,600                  183
 BellSouth Corp. ...........................        4,700                  200
 GTE Corp. .................................        1,700                  106
 NEXTLINK Communications, Inc. * ...........          200                    8
 SBC Communications, Inc. ..................        5,137                  222
 Sprint Corp. ..............................        1,500                   76
 Telephone and Data Systems, Inc. ..........          200                   20
                                                                      --------
                                                                         1,002
Transportation Services - 1.6%
 AMR Corp. * ...............................          700                   19
 Burlington Northern Santa Fe ..............          500                   11
 Canadian National Railway Co. .............        1,800                   53
 Delta Air Lines, Inc. .....................          900                   45
 Kansas City Southern Industries, Inc. .....          200                   18
 UAL Corp. .................................          300                   17
                                                                      --------
                                                                           163
U.S. Government Agencies - 0.7%
 Federal National Mortgage Assoc. ..........        1,300                   68
                                                                      --------
                         TOTAL COMMON STOCK-         91.8%               9,475

                                                      Par
                                                     Value
                                                    (000's)
SHORT-TERM INVESTMENTS - 5.8%

 Investment in joint repurchase agreement with
  Goldman Sachs & Co. dated 06/30/00,
  6.866% due 07/03/00 (Secured by various
  U.S Treasury Obligations and U.S.
  Government Agency Bonds Bonds) ...........      $    600                 600
                                                  --------            --------
                          TOTAL INVESTMENTS-          97.6%             10,075
        Cash and Receivables, less payables-           2.4%                246
                                                  --------            --------
                                 NET ASSETS-         100.0%             10,321
                                                  ========            ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
AMERICAN LEADERS LARGE CAP VALUE


                                            Par               Market
           Name of Issuer                  Value              Value
                                          (000's)            (000's)
SHORT-TERM INVESTMENTS
U.S. Governmental - 98.6%
 U.S. Treasury
 5.68% due 09/28/00 .................     $  5,000           $  4,930
                                          --------           --------
                   TOTAL INVESTMENTS-         98.6%             4,930
 Cash and Receivables, less payables-          1.4%                71
                                          --------           --------
                          NET ASSETS-        100.0%             5,001
                                          ========           ========

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE PORTFOLIO

                                                                        Market
             Name of Issuer                            Shares           Value
                                                                       (000's)
COMMON STOCK

Aerospace and Defense - 1.4%
 Honeywell International, Inc. ...................       1,000         $    34
 United Technologies Corp. .......................       1,400              82
                                                                       -------
                                                                           116
Auto and Truck Parts - 1.3%
 General Motors Corp. ............................         376              22
 General Motors Corp. - Cl. H ....................         632              55
 TRW, Inc. .......................................         600              26
 Visteon Corp. * .................................         301               4
                                                                       -------
                                                                           107
Automobile - 1.2%
 Ford Motor Co. ..................................       2,300              99

Banks - 9.1%
 Bank One Corp. ..................................       2,400              64
 KeyCorp .........................................       5,500              97
 Mercantile Bankshares Corp. .....................       3,700             110
 Pacific Century Financial Corp. .................       1,200              17
 U.S. Bancorp ....................................       6,200             119
 UnionBanCal Corp. ...............................       2,000              37
 Wachovia Corp. ..................................       3,500             190
 Washington Mutual, Inc. .........................       4,800             139
                                                                       -------
                                                                           773
Brokerage and Investment Management - 4.2%
 Goldman Sachs Group, Inc. .......................         700              66
 Merrill Lynch & Co., Inc. .......................       2,500             288
                                                                       -------
                                                                           354
Chemicals - 1.5%
 Air Products & Chemicals, Inc. ..................         900              28
 E.I. du Pont de Nemours & Co. ...................       1,600              70
 Great Lakes Chemical Corp. ......................         900              28
                                                                       -------
                                                                           126
Commercial Services - 0.6%
 Convergys Corp. * ...............................       1,000              52

Computer Equipment - 3.7%
 3Com Corp. * ....................................       2,500             144
 Adaptec, Inc. * .................................       1,200              27
 International Business Machines Corp. ...........         700              77
 Quantum Corp. - Hard Disk Drive * ...............       5,800              64
                                                                       -------
                                                                           312
Computer Software and Services - 1.3%
 Affiliated Computer Services, Inc. -
  Cl. A * ........................................         500              17
 Cabletron Systems, Inc. * .......................       1,000              25
 First Data Corp. ................................       1,400              69
                                                                       -------
                                                                           111
Construction - 0.2%
 Vulcan Materials Co. ............................         500              21

Consumer - Miscellaneous - 0.4%
 Clorox Co. ......................................         800              36

Containers - 0.2%
 Smurfit-Stone Container Corp. * .................       1,600              21

Cosmetics and Personal Care Products - 1.3%
 Procter & Gamble Co. ............................       1,900             109

Diversified Operations - 3.4%
 Danaher Corp. ...................................         300              15
 Eaton Corp. .....................................         800              54
 El Paso Energy Corp. ............................       1,600              81
 Illinois Tool Works, Inc. .......................       1,400              80
 Minnesota Mining & Manufacturing Co. ............         400              33
 PPG Industries, Inc. ............................         500              22
                                                                       -------
                                                                           285
Electric Power - 3.5%
 Calpine Corp. * .................................       1,000              66
 DQE, Inc. .......................................       2,100              83
 Duke Energy Co. .................................         500              28
 Endesa S.A. - ADR ...............................       1,500              29
 Montana Power Co. ...............................         600              21
 Pinnacle West Capital Corp. .....................       2,100              71
                                                                       -------
                                                                           298
Electrical Equipment - 1.5%
 Emerson Electric Co. ............................         900              54
 Unicom Corp. ....................................       1,800              70
                                                                       -------
                                                                           124
Electronic Products and Services - 1.2%
 Atmel Corp. * ...................................       1,800              66
 Novellus Systems, Inc. * ........................         600              34
                                                                       -------
                                                                           100
Engineering and Construction - 0.1%
 Fluor Corp. .....................................         300               9

Financial Services - 5.6%
 Associates First Capital Corp. -
        Cl. A * ..................................       5,300             118
 Citigroup, Inc. .................................       5,900             356
                                                                       -------
                                                                           474
Food, Beverage and Tobacco - 4.0%
 McCormick & Co., Inc. ...........................         100               3
 Philip Morris Cos., Inc. ........................       5,100             136
 R.J. Reynolds Tobacco Holdings, Inc.* ...........       1,900              53
 Sara Lee Corp. ..................................       7,600             147
                                                                       -------
                                                                           339
Health Care Products - 4.6%
 Abbott Laboratories .............................       1,200              53
 American Home Products Corp. ....................       1,000              59

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE PORTFOLIO

                                                                         Market
             Name of Issuer                               Shares         Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Baxter International, Inc. ...........................      700       $   49
 Cardinal Health, Inc. ................................      400           30
 Gilead Sciences, Inc. * ..............................      500           36
 Mylan Laboratories, Inc. .............................      700           13
 Pharmacia Corp. ......................................    2,947          152
                                                                       ------
                                                                          392
Insurance - 9.0%
 American International Group, Inc. ...................    2,000          235
 Cigna Corp. ..........................................    1,600          150
 Marsh & McLennan Cos., Inc. ..........................    1,900          198
 MBIA, Inc. ...........................................    2,200          106
 XL Capital, Ltd. - Cl. A .............................    1,400           76
                                                                       ------
                                                                          765
Leisure and Recreation - 0.8%
 Eastman Kodak Co. ....................................      600           35
 Starwood Hotels & Resorts Worldwide,
  Inc .................................................    1,100           36
                                                                       ------
                                                                           71
Machinery - 1.2%
 Caterpillar, Inc. ....................................    1,000           34
 Ingersoll-Rand Co. ...................................      900           36
 Thermo Electron Corp. * ..............................    1,600           34
                                                                       ------
                                                                          104
Media - Publishing - 1.5%
 AT&T Corp. - Liberty Media Group - Cl A * ............    3,700           90
 Gannett Co., Inc. ....................................      600           36
                                                                       ------
                                                                          126
Media - TV / Radio - 2.1%
 E.W. Scripps Co. - Cl. A .............................      800           39
 The Walt Disney Co. ..................................    1,700           66
 Viacom, Inc. - Cl. B * ...............................    1,100           75
                                                                       ------
                                                                          180
Metals and Mining - 0.8%
 Alcoa, Inc. ..........................................    2,400           70

Natural Gas Distribution - 1.4%
 Enron Corp. ..........................................    1,800          116

Oil - 2.6%
 Conoco, Inc. - Cl. B .................................    3,300           81
 Suncor Energy, Inc. ..................................    5,800          135
                                                                       ------
                                                                          216
Oil and Natural Gas Exploration and Production - 6.0%
 Ashland, Inc. ........................................    1,200           42
 Exxon Mobil Corp. ....................................    4,450          350
 Ultramar Diamond Shamrock Corp. ......................    4,600          114
                                                                       ------
                                                                          506
Paper and Forest Products - 1.6%
 Bowater, Inc. ........................................      900           40
 Kimberly-Clark Corp. .................................      700           40
 Temple-Inland, Inc. ..................................      400           17
 Weyerhaeuser Co. .....................................      800           34
                                                                       ------
                                                                          131
Pollution Control - 0.2%
 Republic Services, Inc. - Cl. A ......................      800           13

Real Estate Investment Trust - 0.8%
 Equity Office Properties Trust .......................    1,100           30
 Kimco Realty Corp. ...................................    1,000           41
                                                                       ------
                                                                           71
Retail - Department Stores - 2.5%
 Intimate Brands, Inc. ................................    6,700          132
 Target Corp. .........................................    1,400           81
                                                                       ------
                                                                          213
Retail - Food - 2.0%
 McDonald's Corp. .....................................    1,900           62
 Safeway, Inc. * ......................................    2,300          104
                                                                       ------
                                                                          166
Telecommunication Equipment - 0.5%
 American Tower Corp. - Cl. A .........................    1,000           42

Telecommunication Services - 2.8%
 Clear Channel Communications, Inc. * .................      300           22
 EchoStar Communications Corp. -  Cl. A * .............      900           30
 Nextel Partners, Inc. - Cl. A * ......................    1,200           39
 Sprint PCS (PCS Group) * .............................      700           42
 WorldCom, Inc. * .....................................    2,300          106
                                                                       ------
                                                                          239
Telephone - 8.5%
 AT&T Corp. ...........................................    4,300          136
 Bell Atlantic Corp. ..................................    5,700          290
 SBC Communications, Inc. .............................    3,595          155
 Sprint Corp. .........................................    1,700           87
 U.S. West, Inc. ......................................      600           51
                                                                       ------
                                                                          719
Transportation Services - 1.0%
 Canadian National Railway Co. ........................      600           17
 Continental Airlines, Inc. - Cl. B * .................      300           14
 SkyWest, Inc. ........................................      400           15
 Southwest Airlines Co. ...............................    1,200           23
 U.S. Airways Group, Inc. * ...........................      400           16
                                                                       ------
                                                                           85

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE PORTFOLIO


                                                                  Market
             Name of Issuer                     Shares             Value
                                                                  (000's)
COMMON STOCK - CONTINUED

U.S. Government Agencies - 1.1%
 Federal National Mortgage Assoc .......        1,700           $     89
                                                                --------
                     TOTAL COMMON STOCK-         96.7%             8,180
                                                Par
                                               Value
                                              (000's)
SHORT-TERM INVESTMENTS - 5.4%

Investment in joint trading account (Note B)
 6.853% due 07/03/00 ...................     $    455                455
                                             --------           --------
                      TOTAL INVESTMENTS-        102.1%             8,635
     Payables, less cash and receivables         (2.1)%             (174)
                                             --------           --------
                             NET ASSETS-        100.0%             8,461
                                             ========           ========


* Non-income producing security.
ADR-American Depository Receipt

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO


                                                 Par      Market
              Name of Issuer                    Value      Value
                                               (000's)    (000's)
PUBLICLY-TRADED BONDS

Automobile - 1.2%
 DaimlerChrysler NA Holding Co.
 6.534% due 07/06/00 ....................... $  5,000    $  5,000

Banks - 6.6%
 Bankers Trust Corp.
 6.872% due 03/16/01 .......................    1,000       1,001
 Fleet National Bank of Rhode Island
 7.06% due 01/29/01 ........................    1,000       1,001
 FleetBoston Financial Corp. - Sr. Notes
 6.768% due 05/11/01 .......................   10,000      10,006
 Key Bank
 6.551% due 03/01/01 .......................    5,000       4,998
 PNC Bank NA - Notes
 6.585% due 07/12/00 .......................    8,500       8,500
                                                         --------
                                                           25,506
Brokerage and Investment Management - 4.8%
 Goldman Sachs Group, Inc.
 6.682% due 08/07/00 .......................    7,000       7,000
 Goldman Sachs Group, Inc. - Notes
 6.34% due 07/24/00 ........................    2,000       2,000
 6.435% due 07/31/00 .......................    2,000       2,000
 Merrill Lynch & Co., Inc.
 6.521% due 10/10/00 .......................    4,000       4,001
 7.318% due 11/20/00 .......................    5,000       5,011
 Merrill Lynch & Co., Inc. - Notes
 6.958% due 03/05/01 .......................    2,000       2,001
                                                         --------
                                                           22,213
Commercial Services - 1.2%
 Xerox Credit Corp. - Notes
 6.632% due 12/08/00 .......................    5,000       4,999

Computer Equipment - 0.5%
 International Business Machines
 5.95% due 08/17/00 ........................    2,000       1,999

Diversified Operations - 1.2%
 Ciesco L.P.
 6.668% due 08/14/00 .......................    5,000       5,000

Financial Services - 2.5%
 Chrysler Financial Co. LLC
 6.52% due 07/28/00 ........................    5,700       5,700
 Merrill Lynch & Co., Inc. - Notes
 6.58% due 01/12/01 ........................    5,000       5,009
                                                         --------
                                                           10,709
Personal and Commercial Lending - 8.5%
 American Honda Finance Corp. - Notes
 6.271% due 01/16/01 .......................    5,000       4,999
 American Honda Finance Corp. Mountain
 6.64% due 02/16/01 ........................    5,000       5,000
 Ford Motor Credit Co. - Notes
 6.77% due 10/02/00 ........................    7,000       6,998
 General Motors Acceptance Corp. - Notes
 6.83% due 09/01/00 ........................    6,000       5,999
 7.118% due 11/20/00 .......................    5,000       5,005
 Household Finance Corp.
 6.81% due 04/24/01 ........................    5,000       5,018
 Household Finance Corp. - Sr. Notes
 6.96% due 12/01/00 ........................    2,500       2,501
                                                         --------
                                                           35,520
Telecommunication Services - 1.5%
 SBC Communications Capital Corp.
 6.325% due 05/01/01 .......................    5,000       5,000
 TCI Communications, Inc. - Sr. Notes
 7.361% due 03/12/01 .......................    1,500       1,506
                                                         --------
                                                            6,506
                                                         --------
                TOTAL PUBLICLY-TRADED BONDS-     28.0%    117,252


COMMERCIAL PAPER
Aerospace and Defense - 4.7%
 British Aerospace
 6.51% due 07/10/00 ........................    4,000       3,995
 6.55% due 07/17/00 ........................    8,000       7,980
 6.6% due 09/05/00 .........................    7,588       7,499
                                                         --------
                                                           19,474
Automobile - 1.9%
 American Honda Finance Corp.
 6.58% due 09/07/00 ........................    8,000       7,903

Banks - 5.2%
 Bank of Nova Scotia
 5.94% due 10/02/00 ........................    7,000       6,995
 Den Danske Bank
 6.35% due 07/31/00 ........................    4,075       4,055
 6.51% due 07/10/00 ........................    3,875       3,870
 Deutsche Bank AG
 6.75% due 08/21/00 ........................    7,000       7,000
                                                         --------
                                                           21,920
Brokerage and Investment Management - 3.2%
 Merrill Lynch & Co., Inc.
 6.56% due 07/12/00 ........................    3,507       3,501
 Salomon Smith Barney Holdings
 6.59% due 07/14/00 ........................    4,852       4,842
 Salomon Smith Barney Holdings, Inc.
 6.52% due 07/03/00 ........................    5,000       5,000
                                                         --------
                                                           13,343
Chemicals - 1.7%
 E.I. du Pont de Nemours & Co.
 6.55% due 07/20/00 ........................    7,000       6,978

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                Par       Market
              Name of Issuer                   Value      Value
                                              (000's)    (000's)
COMMERCIAL PAPER - CONTINUED

Construction - 1.9%
 Compagnie de St. Gobain
 6.6% due 07/17/00 .........................  $ 1,862    $  1,857
 6.65% due 09/20/00 ........................    6,300       6,208
                                                         --------
                                                            8,065
Diversified Operations - 2.4%
 Ciesco L.P.
 6.58% due 07/24/00 ........................   10,000       9,962

Electronic Products and Services - 1.7%
 IBM Credit Corp.
 6.47% due 07/14/00 ........................    7,000       6,986

Financial Services - 41.2%
 Alpine Securitization Corp.
 6.55% due 07/07/00 ........................    7,000       6,995
 6.6% due 07/07/00 .........................    1,250       1,249
 Asset Securitization Cooperative Corp.
 6.52% due 07/27/00 ........................    7,000       6,970
 6.53% due 07/26/00 ........................    9,320       9,281
 6.53% due 07/27/00 ........................    1,548       1,541
 Barclays US Funding
 6.78% due 07/05/00 ........................    9,534       9,530
 Cargill Global Funding plc - 144A (a)
 6.47% due 07/11/00 ........................    9,796       9,782
 Centric Capital Corp.
 6.6% due 07/25/00 .........................    5,000       4,980
 Corporate Asset Funding Co.
 6.56% due 08/07/00 ........................    9,686       9,624
 6.59% due 07/13/00 ........................    8,000       7,985
 Delaware Funding Corp.
 6.6% due 07/18/00 .........................    8,000       7,978
 Eagle Funding Capital Corp.
 6.7% due 07/05/00 .........................    3,501       3,500
 Enterprise Funding Corp.
 6.58% due 07/17/00 ........................    4,186       4,175
 6.6% due 07/19/00 .........................    8,287       8,263
 Falcon Asset Securitization Corp.
 6.55% due 07/03/00 ........................    5,915       5,915
 6.58% due 08/03/00 ........................    3,679       3,658
 6.65% due 08/22/00 ........................    1,428       1,415
 Fleet Funding Corp.
 6.61% due 07/21/00 ........................    4,585       4,570
 Greenwich Funding Corp.
 6.62% due 08/04/00 ........................    7,000       6,959
 6.65% due 07/21/00 ........................    2,095       2,088
 Lexington Parker Capital Corp.
 6.55% due 07/18/00 ........................    5,458       5,443
 6.6% due 07/17/00 .........................    5,000       4,987
 6.7% due 07/18/00 .........................    2,595       2,588
 Monte Rosa Capital Corp.
 6.55% due 07/25/00 ........................    6,970       6,942
 6.58% due 08/02/00 ........................    7,000       6,962
 Old Line Funding Corp.
 6.59% due 08/01/00 ........................   10,000       9,947
 Old Line Funding, Corp.
 6.55% due 07/21/00 ........................    5,000       4,984
 Sigma Finance, Inc.
 6.62% due 09/07/00 ........................   14,011      13,840
                                                         --------
                                                          172,151
Food, Beverage and Tobacco - 5.5%
 Coca-Cola Co.
 6.55% due 07/10/00 ........................    5,981       5,973
 Coca-Cola Enterprises, Inc.
 6.51% due 07/05/00 ........................   12,382      12,378
 Philip Morris Cos., Inc.
 6.75% due 07/07/00 ........................    4,784       4,780
                                                         --------
                                                           23,131
Personal and Commercial Lending - 1.0%
 Toyota Motor Credit Co.
 6.56% due 07/06/00 ........................    4,100       4,098

Telephone - 1.2%
 American Telephone & Telegraph Co.
 6.24% due 07/13/00 ........................    5,000       5,001
                                                         --------
                     TOTAL COMMERCIAL PAPER-     71.6%    299,012
                                              -------    --------
                          TOTAL INVESTMENTS-     99.6%    416,264
        Receivables, less Cash and payables-      0.4%      1,485
                                              -------    --------
                                 NET ASSETS-    100.0%    417,749
                                              =======    ========


(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $9,782 or 2.35% of net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                 Market
                 Name of Issuer                   Shares          Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 1.9%
 General Dynamics Corp. .....................     35,400         $1,850

Auto and Truck Parts - 2.3%
 General Motors Corp. - Cl. H ...............      9,000            790
 Lear Corp. * ...............................     70,000          1,400
                                                                -------
                                                                  2,190
Banks - 2.2%
 M & T Bank Corp. ...........................      2,200            990
 Valley National Bancorp ....................     48,405          1,177
                                                                -------
                                                                  2,167
Brokerage and Investment Management - 2.4%
 Bear Stearns Cos., Inc. ....................     18,200            758
 Charles River Laboratories * ...............     27,500            610
 Franklin Resources, Inc. ...................     31,700            963
                                                                -------
                                                                  2,331
Business Services - 2.3%
 Comdisco, Inc. .............................     35,300            788
 Dun & Bradstreet Corp. .....................     49,400          1,414
                                                                -------
                                                                  2,202
Chemicals - 1.8%
 Engelhard Corp. ............................     44,500            759
 Praxair, Inc. ..............................     27,000          1,011
                                                                -------
                                                                  1,770
Commercial Services - 2.4%
 Choicepoint, Inc. ..........................     26,400          1,175
 Iron Mountain, Inc. * ......................     33,300          1,132
                                                                -------
                                                                  2,307
Computer Equipment - 1.6%
 Apple Computer, Inc. * .....................     12,500            655
 Gateway, Inc. * ............................     15,800            896
 StorageNetworks, Inc. * ....................        200             18
                                                                -------
                                                                  1,569
Computer Software and Services - 3.7%
 Ceridian Corp. * ...........................     47,500          1,143
 Compuware Corp. * ..........................     49,100            509
 Fiserv, Inc. ...............................     12,500            541
 Intuit, Inc. * .............................     15,300            633
 SunGard Data Systems, Inc. .................     24,300            753
                                                                -------
                                                                  3,579
Containers - 1.0%
 Sealed Air Corp. * .........................     18,500            969

Diversified Operations - 3.8%
 Crane Co. ..................................     36,500            887
 Danaher Corp. ..............................     19,900            984
 Eaton Corp. ................................     14,800            992
 Pall Corp. .................................     43,900            812
                                                                -------
                                                                  3,675
Electric Power - 2.1%
 AES Corp. * ................................     45,000          2,053

Electrical Equipment - 1.6%
 Unicom Corp. ...............................     41,000          1,586

Electronic Products and Services - 1.4%
 Flextronics International Ltd. .............     10,100            694
 Waters Corp. * .............................      5,200            649
                                                                -------
                                                                  1,343
Energy - Alternative Source - 2.4%
 Dynegy, Inc. - Cl. A .......................     19,149          1,308
 Energizer Holdings , Inc. ..................     54,000            986
                                                                -------
                                                                  2,294
Financial Services - 1.4%
 Providian Financial Corp. * ................     14,800          1,332

Food, Beverage and Tobacco - 2.5%
 Hershey Foods Corp. ........................     21,600          1,048
 The Kroger Co. * ...........................     62,600          1,381
                                                                -------
                                                                  2,429
Health Care Products - 4.4%
 Becton, Dickinson & Co. ....................     28,300            812
 C.R. Bard, Inc. ............................     28,600          1,376
 Genzyme Corp. (General Division) * .........     34,600          2,057
                                                                -------
                                                                  4,245
Health Care Services - 5.2%
 HEALTHSOUTH Corp. * ........................    130,400            937
 St. Jude Medical, Inc. * ...................     20,600            945
 Tenet Healthcare Corp. * ...................     71,900          1,941
 Wellpoint Health Networks, Inc. * ..........     17,000          1,232
                                                                -------
                                                                  5,055
Housing - 1.1%
 American Standard Cos., Inc. * .............     26,700          1,095

Insurance - 11.8%
 Ace, Ltd. * ................................     63,400          1,775
 Ambac Financial Group, Inc. ................     22,300          1,222
 Aon Corp. ..................................     40,100          1,245
 Metlife, Inc. ..............................    118,500          2,496
 Nationwide Financial Services - Cl. A ......     50,700          1,667
 UnumProvident Corp. ........................     62,600          1,256
 XL Capital, Ltd. - Cl. A ...................     32,400          1,754
                                                                -------
                                                                 11,415
Leisure and Recreation - 2.0%
 Starwood Hotels & Resorts Worldwide, Inc. ..     58,200          1,895

Machinery - 3.2%
 FMC Corp. * ................................     22,400          1,299
 SPX Corp. ..................................     14,600          1,766
                                                                -------
                                                                  3,065

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                 Market
                 Name of Issuer                   Shares          Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Media - TV / Radio - 4.1%
 A.H. Belo Corp. .............................   111,500       $  1,930
 E.W. Scripps Co. - Cl. A ....................    29,500          1,453
 Emmis Communications Corp. ..................    14,100            584
                                                               --------
                                                                  3,967
Natural Gas Distribution - 0.5%
 Williams Cos., Inc. .........................    12,700            529

Oil - Equipment and Services - 1.3%
 Anadarko Petroleum Corp. ....................    25,700          1,267

Oil and Natural Gas Exploration and Production - 7.8%
 Apache Corp. ................................    18,300          1,076
 Coastal Corp. ...............................    20,200          1,230
 Gemstar International Group, Ltd. * .........     9,800            602
 Kinder Morgan, Inc. .........................    22,900            791
 Noble Drilling Corp. * ......................    14,800            610
 Santa Fe International Corp. ................    24,500            856
 Transocean Sedco Forex, Inc. ................    25,100          1,341
 USX-Marathon Group. .........................    42,600          1,068
                                                               --------
                                                                  7,574
Paper and Forest Products - 0.7%
 Bowater, Inc. ...............................    16,100            710

Personal and Commercial Lending - 3.5%
 Countrywide Credit Industries, Inc. .........    40,300          1,222
 SLM Holding Corp. ...........................    56,500          2,115
                                                               --------
                                                                  3,337
Precious Metals/Gems/Stones - 1.1%
 Homestake Mining Co. ........................   150,100          1,032

Real Estate Investment Trust - 4.5%
 Boston Properties, Inc. .....................    41,100          1,587
 Spieker Properties, Inc. ....................    25,700          1,182
 Vornado Realty Trust ........................    45,600          1,585
                                                               --------
                                                                  4,354
Real Estate Operations - 1.4%
 IndyMac Mortgage Holdings, Inc. .............   101,700          1,379

Retail - Department Stores - 3.1%
 AnnTaylor Stores Corp. * ....................    13,100            434
 Consolidated Stores Corp. * .................    56,200            674
 Insight Enterprises, Inc. * .................    20,900          1,240
 Tiffany & Co. ...............................     9,400            634
                                                               --------
                                                                  2,982
Telecommunication Equipment - 1.4%
 American Tower Corp. - Cl. A ................    31,900          1,330
 Exfo Electro-Optical Engineering, Inc. * ....       100              4
                                                               --------
                                                                  1,334
Telecommunication Services - 1.2%
 Loral Space & Communications, Ltd. * ........   168,000          1,166

Transportation Services - 4.0%
 Continental Airlines, Inc. - Cl. B * ........    26,700          1,255
 Kansas City Southern Industries, Inc. .......    19,500          1,729
 Southwest Airlines Co. ......................    48,100            911
                                                               --------
                                                                  3,895
                                                               --------
                           TOTAL COMMON STOCK-      99.1%        95,942

                                                    Par
                                                   Value
                                                  (000's)
SHORT-TERM INVESTMENTS - 1.8%
 Investment in joint trading account (Note B)
  6.853% due 07/03/00 ........................  $  1,715          1,715
                                                --------       --------
                            TOTAL INVESTMENTS-     100.9%        97,657
          Payables, less cash and receivables-      (0.9)%         (844)
                                                --------       --------
                                   NET ASSETS-     100.0%        96,813
                                                ========       ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH PORTFOLIO


                                                                 Market
               Name of Issuer                   Shares            Value
                                                                 (000's)
COMMON STOCK

Automobile - 2.2%
 United Rentals, Inc. * .....................  235,700          $  4,036

Banks - 2.1%
 Mercantile Bankshares Corp. ................   44,600             1,330
 Westamerica Bancorporation .................   45,100             1,178
 Wilmington Trust Corp. .....................   32,500             1,389
                                                                --------
                                                                   3,897

Brokerage and Investment Management - 1.4%
 Investment Technology Group, Inc. ..........   60,100             2,558

Business Services - 1.5%
 American Management Systems, Inc. * ........   86,700             2,846

Chemicals - 2.4%
 MacDermid, Inc. ............................   71,000             1,668
 Minerals Technologies, Inc. ................   62,000             2,852
                                                                --------
                                                                   4,520
Commercial Services - 8.3%
 ACNielson Corp. * ..........................   54,900             1,208
 DeVry, Inc. * ..............................   87,200             2,305
 G & K Services, Inc. - Cl. A ...............  134,400             3,368
 Informix Corp. * ...........................  186,400             1,386
 NOVA Corp. - Georgia * .....................   93,800             2,621
 Tetra Tech, Inc. * .........................   55,300             1,265
 TMP Worldwide, Inc. * ......................   45,100             3,329
                                                                --------
                                                                  15,482
Computer Equipment - 1.1%
 Network Appliance, Inc. * ..................   11,700               942
 The BISYS Group, Inc. * ....................   18,300             1,125
                                                                --------
                                                                   2,067
Computer Software and Services - 20.8%
 Acxiom Corp. * .............................   84,400             2,300
 Affiliated Computer Services, Inc. - Cl. A*    46,300             1,531
 Black Box Corp. * ..........................    7,900               625
 BroadVision, Inc. * ........................   11,200               569
 Cognos, Inc. * .............................   35,800             1,481
 Critical Path, Inc. * ......................   14,400               840
 DST Systems, Inc. * ........................   43,000             3,273
 Factset Research Systems, Inc. .............   32,000               904
 Fiserv, Inc. ...............................   54,000             2,335
 IMS Health, Inc. ...........................   99,200             1,786
 Intuit, Inc. * .............................   28,800             1,192
 Macromedia, Inc. * .........................   25,500             2,466
 Mercury Interactive Corp. * ................    7,900               764
 National Instruments Corp. * ...............   33,000             1,440
 Phone.com, Inc. * ..........................    6,400               417
 Rational Software Corp. * ..................   45,300             4,210
 Shared Medical Systems Corp. ...............   39,600             2,888
 SunGard Data Systems, Inc. .................   96,400             2,988
 Systems & Computer Technology Corp. * ......  128,100             2,562
 VeriSign, Inc. .............................    4,730               835
 Verity, Inc. * .............................   71,200             2,706
 Vignette Corp. * ...........................   11,500               598
                                                                --------
                                                                  38,710
Consumer - Miscellaneous - 1.8%
 Catalina Marketing Corp. * .................   32,700             3,335

Containers - 2.4%
 Bemis Co., Inc. ............................   72,000             2,421
 Sealed Air Corp. * .........................   39,800             2,085
                                                                --------
                                                                   4,506

Cosmetics and Personal Care Products - 0.6%
 AptarGroup, Inc. ...........................   39,200             1,058

Electric Power - 2.8%
 Calpine Corp. * ............................   32,100             2,111
 Montana Power Co. ..........................   90,200             3,185
                                                                --------
                                                                   5,296

Electrical Equipment - 2.6%
 Littelfuse, Inc. * .........................   98,900             4,846

Electronic Products and Services - 10.1%
 Burr-Brown Corp. * .........................   27,400             2,375
 Cypress Semiconductor Corp. * ..............   56,000             2,366
 Dallas Semiconductor Corp. .................  108,800             4,434
 Lattice Semiconductor Corp. * ..............   39,800             2,751
 Methode Electronics, Inc. - Cl. A ..........   43,300             1,672
 Novellus Systems, Inc. * ...................   33,000             1,867
 PMC-Sierra, Inc. * .........................    5,500               977
 Waters Corp. * .............................   18,500             2,309
                                                                --------
                                                                  18,751
Food, Beverage and Tobacco - 2.7%
 Beringer Wine Estates Holdings * ...........   95,500             3,372
 Pepsi Bottling Group, Inc. .................   55,900             1,632
                                                                --------
                                                                   5,004
Health Care Products - 8.2%
 ALZA Corp. * ...............................   64,100             3,790
 Becton, Dickinson & Co. ....................   48,000             1,377
 Biomet, Inc. ...............................   84,000             3,229
 Forest Laboratories, Inc. * ................   16,400             1,656
 Genzyme Corp. (General Division) * .........   78,900             4,690
 Haemonetics Corp. * ........................   23,300               489
                                                                --------
                                                                  15,231

Health Care Services - 1.8%
 Covance, Inc. * ............................   52,100               459
 Idec Pharmaceuticals Corp. .................   10,600             1,244
 Trigon Healthcare, Inc. * ..................   31,300             1,614
                                                                --------
                                                                   3,317
Household Appliances / Furnishings - 2.2%
 Herman Miller, Inc. ........................  157,400             4,073

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH PORTFOLIO

                                                                     Market
               Name of Issuer                      Shares             Value
                                                                     (000's)
COMMON STOCK - CONTINUED

Insurance - 2.5%
 Reinsurance Group of America .................    155,740          $  4,692

Leisure and Recreation - 1.5%
 Speedway Motorsports, Inc. * .................    125,500             2,887

Oil - 1.1%
 Petro-Canada .................................    109,600             2,089

Oil - Equipment and Services - 1.6%
 Hanover Compressor Co. * .....................     79,200             3,010

Oil and Natural Gas Exploration and Production - 1.0%
 Murphy Oil Corp. .............................     32,300             1,920

Pollution Control - 1.7%
 Donaldson Co., Inc. ..........................     24,100               476
 Ionics, Inc. * ...............................     88,900             2,723
                                                                    --------
                                                                       3,199
Retail - Department Stores - 3.3%
 Bed Bath & Beyond, Inc. * ....................     37,700             1,367
 Copper Mountain Networks, Inc. * .............     17,300             1,524
 Family Dollar Stores, Inc. ...................    162,000             3,169
                                                                    --------
                                                                       6,060
Retail - Food - 1.0%
 Whole Foods Market, Inc. * ...................     45,700             1,888

Telecommunication Equipment - 5.7%
 CIENA Corp. * ................................      7,400             1,233
 CommScope, Inc. * ............................     63,100             2,587
 Digital Microwave Corp. ......................     74,200             2,829
 Symbol Technologies, Inc. ....................     47,700             2,576
 TriQuint Semiconductor, Inc. * ...............      9,700               928
 Westell Technologies, Inc. Cl. A * ...........     31,000               465
                                                                    --------
                                                                      10,618
Telecommunication Services - 1.1%
 Allegiance Telecom, Inc. * ...................      6,000               384
 Broadwing, Inc. ..............................     21,000               545
 McLeodUSA, Inc. - Cl. A * ....................     18,600               385
 VoiceStream Wireless Corp. * .................      5,600               651
                                                                    --------
                                                                       1,965
Transportation Services - 0.5%
 EGL, Inc. * ..................................     28,700               883
                                                                    --------
                            TOTAL COMMON STOCK-       96.0%          178,744

                                                     Par             Market
               Name of Issuer                       Value             Value
                                                   (000's)           (000's)

SHORT-TERM INVESTMENTS - 4.0%

 Investment in joint trading account (Note B)
  6.853% due 07/03/00 .........................   $  7,413          $  7,413
                                                  --------          --------
                             TOTAL INVESTMENTS-      100.0%          186,157
           Payables, less cash and receivables-        0.0%              (10)
                                                  --------          --------
                                    NET ASSETS-      100.0%          186,147
                                                  ========          ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO


                                                  Par           Market
                 Name of Issuer                  Value           Value
                                                (000's)         (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 1.1%
 Lockheed Martin Corp.
 7.25% due 05/15/06 ........................... $    300       $    291
 Raytheon Co. - Notes
 6.75% due 08/15/07 ...........................      200            186
 United Technologies Corp. - Debs.
 8.875% due 11/15/19 ..........................       50             56
                                                               --------
                                                                    533
Auto and Truck Parts - 0.1%
 Dana Corp. - Notes
 7.0% due 03/15/28 ............................       75             63

Automobile - 0.7%
 DaimlerChrysler NA Holding Co.
 6.9% due 09/01/04 ............................      150            147
 Delphi Automotive Systems Corp. - Debs.
 7.125% due 05/01/29 ..........................       50             43
 Hertz Corp. - Sr. Notes
 8.25% due 06/01/05 ...........................      125            127
                                                               --------
                                                                    317
Banks - 4.2%
 Abbey National plc - Debs.
 7.95% due 10/26/29 ...........................      100             99
 African Development Bank - Sub. Notes
 6.875% due 10/15/15 ..........................       35             33
 Asian Development Bank - Bonds
 5.5% due 04/23/04 ............................      270            256
 Bank One Corp. - Sr. Notes
 5.625% due 02/17/04 ..........................      150            141
 BankAmerica Corp. - Sub. Notes
 6.5% due 03/15/06 ............................      150            142
 Chase Manhattan Corp. - Sub. Notes
 7.125% due 02/01/07 ..........................      225            218
 First Union Corp. - Sub. Notes
 8.125% due 06/24/02 ..........................      230            232
 Fleet Financial Group - Sub. Debs.
 6.7% due 07/15/28 ............................       75             63
 Golden West Financial Corp. - Sub. Notes
 6.7% due 07/01/02 ............................      150            147
 InterAmerican Development Bank - Debs.
 8.5% due 03/15/11 ............................      200            220
 Korea Development Bank - Bonds
 7.375% due 09/17/04 ..........................      120            117
 National City Bank of Pennsylvania -
    Sub. Notes
 7.25% due 10/21/11 ...........................       50             47
 Royal Bank of Scotland plc - Sub. Notes
 6.4% due 04/01/09 ............................       50             45
 Wachovia Corp. - Sub. Notes
 5.625% due 12/15/08 ..........................       75             65
 Wells Fargo & Co. - Sub. Notes
 6.875% due 04/01/06 ..........................      150            145
                                                               --------
                                                                  1,970
Brokerage and Investment Management - 0.8%
 Lehman Brothers Holdings, Inc. - Notes
 8.5% due 05/01/07 ............................      100            101
 Merrill Lynch & Co., Inc. - Notes
 8.0% due 06/01/07 ............................      200            202
 Morgan Stanley, Dean Witter, Discover & Co.
 6.875% due 03/01/07 ..........................      100             94
                                                               --------
                                                                    397
Business Services - 0.5%
 Comdisco, Inc. - Notes
 6.125% due 01/15/03 ..........................      150            141
 Electronic Data Systems Corp.
 7.125% due 10/15/09 ..........................      100             97
                                                               --------
                                                                    238

Chemicals - 0.9%
 ICI Wilmington, Inc. - Debs.
 8.75% due 05/01/01 ...........................      300            302
 Morton International, Inc. - Debs.
 9.25% due 06/01/20 ...........................       40             46
 Rohm & Haas Co. - Notes
 7.4% due 07/15/09 ............................       80             79
                                                               --------
                                                                    427
Computer Equipment - 0.6%
 Hewlett - Packard Co. - Notes
 7.15% due 06/15/05 ...........................      200            200
 International Business Machines Corp. - Debs.
 7.0% due 10/30/25 ............................      100             96
                                                               --------
                                                                    296
Consumer - Miscellaneous - 0.2%
 Fortune Brands, Inc. - Debs.
 7.875% due 01/15/23 ..........................      100             99

Diversified Operations - 0.9%
 Diageo Capital plc
 6.125% due 08/15/05 ..........................      200            189
 Honeywell International, Inc. - Notes
 7.5% due 03/01/10 ............................       75             75
 John Deere Capital Corp. - Notes
 6.0% due 02/15/09 ............................       60             52
 Seagram, Ltd.
 8.35% due 01/15/22 ...........................       50             50

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                    Par         Market
                 Name of Issuer                    Value         Value
                                                  (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Diversified Operations - Continued
 Tyco International Group SA
 6.375% due 06/15/05 ..........................       80       $     76
                                                               --------
                                                                    442
Electric Power - 1.4%
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 ...........................       60             61
 Duke Energy Co. - 1st Ref. Mtg.
 6.75% due 08/01/25 ...........................      100             85
 Enersis SA - Notes
 6.9% due 12/01/06 ............................       30             28
 Florida Power & Light Co.
 7.75% due 02/01/23 ...........................       50             48
 Ontario Hydro - Local Govt. Gtd.
 6.1% due 01/30/08 ............................      100             93
 Philadelphia Electric Co. - 1st Ref. Mtg.
 7.125% due 09/01/02 ..........................      100             99
 Tennessee Valley Authority
 6.75% due 11/01/25 ...........................      100             93
 Virginia Electric Power Co. - 1st Mtge.
 7.625% due 07/01/07 ..........................      150            148
                                                               --------
                                                                    655
Financial Services - 3.6%
 Ameritech Capital Funding Corp.
 6.875% due 10/15/27 ..........................       60             53
 Associates Corp. of North America
 5.5% due 02/15/04 ............................      175            163
 Citicorp Capital II
 8.015% due 02/15/27 ..........................      100             93
 Ford Capital BV - Debs.
 9.5% due 06/01/10 ............................      150            163
 GATX Capital Corp. - Notes
 6.875% due 12/15/06 ..........................      100             94
 General Electric Capital Corp. - Debs.
 8.75% due 05/21/07 ...........................      250            269
 Goldman Sachs Group, Inc.
 7.8% due 01/28/10 ............................      100             99
 KFW International Finance - Debs.
 9.125% due 05/15/01 ..........................      300            305
 Morgan Stanley, Dean Witter, Discover & Co. -
  Notes
 6.875% due 03/01/03 ..........................      200            198
 Newcourt Credit Group, Inc. Ser. B
 6.875% due 02/16/05 ..........................      100             96
 Sumitomo Bank International Finance NV - Notes
 8.5% due 06/15/09 ............................      100            101
 Washington Mutual Capital I
 8.375% due 06/01/27 ..........................       60             53
                                                               --------
                                                                  1,687

Food, Beverage and Tobacco - 1.5%
 Archer Daniels Midland Co. - Notes
 6.25% due 05/15/03 ...........................      275            265
 Coca-Cola Enterprises, Inc. - Debs.
 8.5% due 02/01/22 ............................      100            106
 Conagra, Inc. - Debs.
 9.75% due 03/01/21 ...........................       75             83
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03 ...........................      100            100
 SUPERVALU, Inc. - Notes
 7.625% due 09/15/04 ..........................      150            149
                                                               --------
                                                                    703
Foreign Governmental - 2.2%
 Government of New Zealand - Debs.
 8.75% due 12/15/06 ...........................      120            130
 Hydro-Quebec
 8.4% due 01/15/22 ............................      100            106
 Kingdom of Sweden - Debs.
 12.0% due 02/01/10 ...........................       75             99
 Malaysia - Bonds
 8.75% due 06/01/09 ...........................       50             51
 Province of Manitoba - Debs.
 6.875% due 09/15/02 ..........................      200            199
 Province of Newfoundland - Debs.
 9.0% due 10/15/21 ............................       60             68
 Province of Ontario
 8.0% due 10/17/01 ............................      200            202
 Province of Quebec - Debs.
 7.5% due 07/15/23 ............................      100             98
 Republic of Korea
 8.75% due 04/15/03 ...........................       85             87
                                                               --------
                                                                  1,040
Health Care Products - 0.2%
 Eli Lilly & Co. - Notes
 7.125% due 06/01/25 ..........................       80             78

Insurance - 0.6%
 Aetna Services, Inc.
 7.625% due 08/15/26 ..........................      100             85
 Hartford Life, Inc. Debs.
 7.65% due 06/15/27 ...........................       50             48
 Torchmark, Inc. - Debs.
 8.25% due 08/15/09 ...........................      100            101
 Travelers Property Casualty Corp. - Sr. Notes
 7.75% due 04/15/26 ...........................       50             48
                                                               --------
                                                                    282
Machinery - 0.5%
 Caterpillar, Inc. - Debs.
 8.0% due 02/15/23 ............................       50             50

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                    Par         Market
                 Name of Issuer                    Value         Value
                                                  (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Machinery - Continued
 Reliance Electric Co. - Notes
 6.8% due 04/15/03 ............................      200       $    199
                                                               --------
                                                                    249
Media - TV / Radio - 1.0%
 News America Holdings, Inc. - Debs.
 7.7% due 10/30/25 ............................      100             91
 TCI Communciations, Inc. - Sr. Notes
 7.125% due 02/15/28 ..........................       70             63
 The Walt Disney Co. - Sr. Notes
 6.75% due 03/30/06 ...........................      200            196
 Time Warner Entertainment, Inc. - Sr. Notes
 8.375% due 07/15/33 ..........................      100            102
                                                               --------
                                                                    452
Metals and Mining - 0.4%
 Noranda, Inc. - Debs.
 7.0% due 07/15/05 ............................      200            188

Natural Gas Distribution - 0.5%
 Enron Corp. - Notes
 6.75% due 09/15/04 ...........................      100             97
 Pacific Gas & Electric Co.
 6.75% due 10/01/23 ...........................       50             43
 Tennessee Gas Pipeline - Bonds
 7.5% due 04/01/17 ............................      100             95
                                                               --------
                                                                    235
Oil - 0.6%
 Atlantic Richfield Co. (ARCO) - Notes
 5.55% due 04/15/03 ...........................       75             73
 Conoco, Inc. - Sr. Notes
 6.95% due 04/15/29 ...........................       90             82
 Occidental Petroleum Corp. - Debs.
 7.2% due 04/01/28 ............................       40             35
 Tosco Corp. - Notes
 7.625% due 05/15/06 ..........................      115            113
                                                               --------
                                                                    303
Oil - Equipment and Services - 0.5%
 Coastal Corp. - Debs.
 6.5% due 06/01/08 ............................      100             93
 Petroleum-Geo Services ASA - Sr. Notes
 6.625% due 03/30/08 ..........................      175            155
                                                               --------
                                                                    248

Oil and Natural Gas Exploration and Production - 0.6%
 Burlington Resources, Inc - Debs.
 9.125% due 10/01/21 ..........................       90            100
 Norsk Hydro A/S
 7.25% due 09/23/27 ...........................       75             67
 Phillips Petroleum Co. - Debs.
 6.65% due 07/15/18 ...........................       50             43
 Union Oil Co. of California
 7.5% due 02/15/29 ............................       60             57
                                                               --------
                                                                    267
Paper and Forest Products - 0.4%
 Bowater, Inc. - Debs.
 9.0% due 08/01/09 ............................      100            104
 Champion International Corp. - Debs.
 7.35% due 11/01/25 ...........................       50             44
 Westvaco Corp. - Notes
 7.1% due 11/15/09 ............................       35             33
                                                               --------
                                                                    181

Personal and Commercial Lending - 3.4%
 Aristar, Inc. - Sr. Notes
 6.5% due 11/15/03 ............................      200            191
 CitiFinacial Credit Co. - Notes
 5.9% due 09/01/03 ............................      150            143
 Ford Motor Co. - Bonds
 6.625% due 02/15/28 ..........................       50             42
 Ford Motor Credit Co.
 6.125% due 01/09/06 ..........................      300            279
 Ford Motor Credit Co. - Sr. Notes
 5.75% due 02/23/04 ...........................      200            188
 General Motors Acceptance Corp.
 5.85% due 01/14/09 ...........................      100             88
 General Motors Acceptance Corp. - Notes
 9.625% due 12/15/01 ..........................      350            361
 Household Finance Corp. - Notes
 6.5% due 11/15/08 ............................      130            118
 Toyota Motor Credit Corp. - Notes
 5.5% due 12/15/08 ............................       60             53
 U.S. West Capital Funding , Inc.
 6.5% due 11/15/18 ............................      150            127
                                                               --------
                                                                  1,590

Real Estate Investment Trust - 0.1%
 Spieker Properties, Inc. - Debs.
 7.5% due 10/01/27 ............................       40             34

Retail - Department Stores - 0.4%
 Dayton Hudson Corp. - Debs.
 6.75% due 01/01/28 ...........................       25             21
 Gap, Inc. - Notes
 6.9% due 09/15/07 ............................      100             97
 Wal-Mart Stores, Inc. - Debs.
 6.75% due 10/15/23 ...........................      100             92
                                                               --------
                                                                    210

Retail - Food - 0.2%
 Albertson's, Inc. - Notes
 6.625% due 06/01/28 ..........................       50             41

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                   Par           Market
                 Name of Issuer                   Value           Value
                                                 (000's)         (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Retail - Food - Continued
 McDonald's Corp. - Sub. Debs.
 7.31% due 09/15/27 ...........................  $    60        $    57
                                                                -------
                                                                     98
Telecommunication Equipment - 0.5%
 GTE Corp. - Debs.
 6.94% due 04/15/28 ...........................      100             88
 Lucent Technologies, Inc. - Debs.
 6.5% due 01/15/28 ............................       50             45
 Lucent Technologies, Inc. - Notes
 7.25% due 07/15/06 ...........................      100            101
                                                                -------
                                                                    234
Telecommunication Services - 1.0%
 AT&T Canada, Inc. - Sr. Notes
 7.65% due 09/15/06 ...........................      150            148
 Bell Canada
 7.75% due 04/01/06 ...........................      125            126
 BellSouth Telecommunications, Inc. - Debs.
 7.0% due 10/01/25 ............................      100             90
 Deutsche Telekom International Finance
 8.25% due 06/15/30 ...........................      100            102
                                                                -------
                                                                    466

Telephone - 1.9%
 ALLTEL Corp. - Sr. Notes
 7.6% due 04/01/09 ............................      100            100
 AT&T Corp. - Notes
 6.0% due 03/15/09 ............................      200            178
 6.5% due 03/15/29 ............................       60             50
 Comcast Cable Communications - Notes
 8.875% due 05/01/17 ..........................       75             81
 MCI Worldcom, Inc. - Sr. Notes
 6.4% due 08/15/05 ............................      200            190
 New York Telephone Co. - Debs.
 7.25% due 02/15/24 ...........................      100             90
 SBC Communications Capital Corp. - Debs.
 5.875% due 06/01/03 ..........................      100             96
 South Carolina Electric & Gas - 1st Mtge.
 7.5% due 06/15/23 ............................      100             93
                                                                -------
                                                                    878
Transportation Services - 0.9%
 American Airlines, Inc. - Pass Through
  Certificates
 7.024% due 04/15/11 ..........................       60             57
 CSX Corp. - Debs.
 7.45% due 05/01/07 ...........................      125            120
 Delta Air Lines, Inc. - Debs.
 10.375% due 12/15/22 .........................      100            109
 Norfolk Southern Corp. - Notes
 7.35% due 05/15/07 ...........................      125            121
                                                                -------
                                                                    407
U.S. Government Agencies - 15.4%
 Federal Home Loan Bank - Bonds
 5.58% due 08/17/01 ...........................      300            295
 6.75% due 02/15/02 ...........................      600            598
 Federal Home Loan Bank Disc. Corp. -
 Sr. Notes
 5.8% due 09/02/08 ............................      225            207
 Federal Home Loan Mortgage Corp. - Bonds
 7.1% due 04/10/07 ............................      700            699
 Federal Home Loan Mortgage Corp. - Notes
 5.75% due 04/15/08 ...........................      250            230
 5.75% due 07/15/03 ...........................      800            773
 6.3% due 06/01/04  ...........................      300            290
 6.875% due 01/15/05 ..........................      150            149
 Federal National Mortgage Assoc. - Notes
 5.125% due 02/13/04 ..........................      230            216
 5.375% due 03/15/02 ..........................      450            439
 5.625% due 05/14/04 ..........................    1,100          1,048
 5.875% due 04/23/04 ..........................      300            286
 6.0% due 05/15/08 ............................      340            317
 6.25% due 05/15/29 ...........................      465            418
 6.5% due 04/29/09 ............................      200            187
 7.125% due 03/15/07 ..........................      525            526
 4.75% due 11/14/03 ...........................      175            163
 6.19% due 02/19/09 ...........................      120            110
 7.125% due 01/15/30 ..........................      109            110
 Financing Corp. - Bonds
 8.6% due 09/26/19 ............................      150            172
                                                                -------
                                                                  7,233
U.S. Governmental - 48.3%
 U.S. Treasury - Bond
 10.75% due 08/15/05 ..........................      600            715
 U.S. Treasury - Bonds
 5.5% due 08/15/28 ............................      800            734
 5.875% due 11/15/04 ..........................      225            222
 6.25% due 05/15/30 ...........................      300            315
 6.5% due 11/15/26 ............................      185            193
 6.75% due 08/15/26 ...........................      275            296
 7.625% due 11/15/22 ..........................    1,240          1,451
 8.125% due 08/15/21 ..........................      600            733
 8.75% due 05/15/17 ...........................    1,265          1,593
 8.75% due 08/15/20 ...........................    1,100          1,414
 9.25% due 02/15/16 ...........................      300            389
 11.125% due 08/15/03 .........................    2,000          2,263
 11.25% due 02/15/15 ..........................      260            383
 11.75% due 02/15/10 ..........................      250            302
 11.75% due 11/15/14 ..........................      465            640
 U.S. Treasury - Notes
 4.75% due 02/15/04 ...........................    1,250          1,189

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                   Par          Market
                 Name of Issuer                   Value          Value
                                                 (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

U.S. Governmental - Continued
 4.75% due 11/15/08 ........................... $    660       $    599
 5.5% due 07/31/01 ............................      600            594
 5.625% due 05/15/08 ..........................    1,375          1,326
 5.875% due 11/15/05 ..........................      890            875
 6.375% due 03/31/01 ..........................      400            400
 6.375% due 08/15/02 ..........................      960            959
 6.5% due 05/31/02 ............................    1,600          1,602
 7.5% due 11/15/01 ............................      800            810
 7.5% due 05/15/02 ............................      450            458
 7.875% due 11/15/04 ..........................    1,020          1,080
 8.0% due 05/15/01 ............................    1,100          1,114
 United Mexican States - Notes
 9.875% due 02/01/10 ..........................      120            125
                                                               --------
                                                                 22,774
                                                               --------
                    TOTAL PUBLICLY-TRADED BONDS-    96.1%        45,274

SHORT-TERM INVESTMENTS - 2.5%
Investment in joint trading account (Note B)
 6.853% due 07/03/00 ..........................    1,185          1,185
                                                --------       --------
                             TOTAL INVESTMENTS-     98.6%        46,459
           Cash and Receivables, less payables-      0.4%           663
                                                --------       --------
                                    NET ASSETS-    100.0%        47,122


See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH PORTFOLIO


                                                           Market
             Name of Issuer                Shares           Value
                                                           (000's)
COMMON STOCK

Aerospace and Defense - 1.7%
 United Technologies Corp. ............     7,300         $  430

Banks - 1.1%
 Chase Manhattan Corp. ................     5,000            231
 Wells Fargo & Co. ....................     1,400             54
                                                          ------
                                                             285
Brokerage and Investment Management -
2.0%
 Goldman Sachs Group, Inc. ............       100             10
 Morgan Stanley, Dean Witter,
  Discover & Co. ......................     5,900            491
                                                          ------
                                                             501
Computer Equipment - 9.1%
 Dell Computer Corp. * ................    11,600            572
 Foundry Networks, Inc. * .............       100             11
 Intel Corp. ..........................    10,100          1,350
 Lexmark International Group,
  Inc. - Cl. A * ......................     1,800            121
 VeriSign, Inc. .......................       915            161
 VERITAS Software Corp. * .............       500             57
                                                          ------
                                                           2,272
Computer Software and Services - 9.8%
 EMC Corp. * ..........................     9,500            731
 IMS Health, Inc. .....................     1,200             22
 Microsoft Corp. ......................    10,200            816
 Oracle Corp. * .......................     8,200            689
 Sun Microsystems, Inc. * .............     1,900            173
                                                          ------
                                                           2,431
Cosmetics and Personal Care Products -
1.4%
 Colgate-Palmolive Co. ................     5,700            341

Diversified Operations - 7.9%
 Corning, Inc. ........................     1,800            486
 Tyco International, Ltd. .............    31,500          1,492
                                                          ------
                                                           1,978

Electronic Products and Services - 12.1%
 Applied Materials, Inc. * ............    12,200          1,106
 Cisco Systems, Inc. * ................    17,700          1,125
 Micron Technology, Inc. * ............     2,600            229
 PE Corp-BE Biosystems Group ..........       500             33
 PMC-Sierra, Inc. * ...................     1,000            178
 Texas Instruments, Inc. ..............     4,900            336
                                                          ------
                                                           3,007
Financial Services - 5.9%
 Associates First Capital
  Corp. - Cl. A* ......................    23,300            520
 Citigroup, Inc. ......................    15,700            946
                                                          ------
                                                           1,466
Health Care Products - 10.2%
 Medtronic, Inc. ......................     5,700            284
 Pfizer, Inc. .........................    27,075          1,299
 Pharmacia Corp. ......................     3,500            181
 Schering-Plough Corp. ................    15,400            778
                                                          ------
                                                           2,542
Insurance - 0.9%
 American International Group, Inc. ...     1,800            211

Media - Publishing - 4.0%
 AT&T Corp. - Liberty Media Group - Cl.
  A * .................................    38,000            921
 Comcast Corp. - Cl. A ................     2,000             81
                                                          ------
                                                           1,002
Media - TV / Radio - 5.9%
 AMFM, Inc. * .........................     2,800            193
 Cox Communications, Inc. - Cl. A * ...       100              5
 The Walt Disney Co. ..................     3,300            128
 Time Warner, Inc. ....................     9,900            752
 Viacom, Inc. - Cl. B * ...............     5,621            383
                                                          ------
                                                           1,461
Personal and Commercial Lending - 1.4%
 MBNA Corp. ...........................    12,900            350

Retail - Department Stores - 5.8%
 eBay, Inc. * .........................     1,800             98
 Gap, Inc. ............................     5,800            181
 Home Depot, Inc. .....................    12,600            629
 Kohl's Corp. .........................     4,800            267
 Lowe's Cos., Inc. ....................     5,500            226
 Target Corp. .........................       900             52
                                                          ------
                                                           1,453
Retail - Drug Stores - 1.0%
 Walgreen Co. .........................     7,700            248

Telecommunication Equipment - 10.1%
 E-Tek Dynamics, Inc. * ...............     1,100            290
 Nokia Oyj - ADR ......................    31,300          1,563
 Nortel Networks Corp. ................     9,500            649
 Sycamore Networks, Inc. * ............       200             22
                                                          ------
                                                           2,524
Telecommunication Services - 4.9%
 MediaOne Group, Inc. .................     6,800            451
 Telefonaktiebolaget LM Ericsson AB -
  ADR .................................     6,000            120
 Vodafone AirTouch plc - ADR ..........    15,700            650
                                                          ------
                                                           1,221
Telephone - 2.8%
 AT&T Wireless Group * ................    18,800            524
 Sprint Corp. .........................     3,600            184
                                                          ------
                                                             708
U.S. Government Agencies - 1.1%
 Federal Home Loan Mortgage Corp. .....     6,200            251

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH PORTFOLIO

                                                              Market
             Name of Issuer                 Shares            Value
                                                             (000's)
COMMON STOCK - CONTINUED

U.S. Government Agencies - Continued
 Federal National Mortgage Assoc. ......      400            $    21
                                                             -------
                                                                 272
                                                             -------
                     TOTAL COMMON STOCK-     99.1%            24,703

                                              Par
                                             Value
                                            (000's)
COMMERCIAL PAPER - 1.4%
 General Electric Capital Corp.
  6.8% due 07/03/00 ....................   $  342                342
                                           ------             ------
                      TOTAL INVESTMENTS-    100.5%            25,045
    Payables, less cash and receivables-     (0.5)%             (118)
                                           ------             ------
                             NET ASSETS-    100.0%            24,927
                                           ======             ======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
         Name of Issuer                           Shares        Value
                                                               (000's)
COMMON STOCK

Aerospace and Defense - 0.4%
 GenCorp, Inc. ...............................    2,700       $    22
 HEICO Corp. .................................    1,200            17
 The Titan Corp. * ...........................      600            27
                                                              -------
                                                                   66
Auto and Truck Parts - 0.8%
 Avis Rent A Car, Inc. * .....................      600            11
 Bandag, Inc. ................................      800            19
 Cummins Engine Company, Inc. ................    1,000            27
 Lear Corp. * ................................      800            16
 Navistar International Corp., Inc. - Cl. B ..      800            25
 Superior Industries International, Inc. .....    1,000            26
 Tower Automotive, Inc. * ....................      600             8
                                                              -------
                                                                  132
Automobile - 0.2%
 Lithia Motors, Inc. - Cl. A * ...............      600             8
 Oshkosh Truck Corp. .........................      900            32
                                                              -------
                                                                   40
Banks - 4.5%
 Associated Banc-Corp. .......................      880            19
 Bancwest Corp. ..............................    2,400            39
 Banknorth Group, Inc. .......................    1,825            28
 Capitol Federal Financial ...................    2,100            23
 Cathay Bancorp, Inc. ........................      600            28
 City National Corp. .........................    1,500            52
 Community Trust Bancorp, Inc. ...............    1,240            22
 CORUS Bankshares, Inc. ......................    1,200            32
 Cullen/Frost Bankers, Inc. ..................    1,500            39
 Dime Bancorp, Inc. ..........................    1,500            24
 Downey Financial Corp. ......................    1,900            55
 F & M National Corp. ........................    1,000            21
 First Citizens BancShares, Inc. - Cl. A .....      300            18
 First Security Corp. ........................    1,900            26
 First Sentinel Bancorp, Inc. ................    1,500            12
 First United Bancshares, Inc. ...............      600             9
 Greater Bay Bancorp .........................      800            38
 Hancock Holding Co. .........................      700            24
 Hibernia Corp. - Cl. A ......................    1,500            16
 Hudson River Bancorp ........................    2,700            32
 Imperial Bancorp * ..........................    1,400            22
 Mercantile Bankshares Corp. .................    1,000            30
 North Fork Bancorporation, Inc. .............      800            12
 OceanFirst Financial Corp. ..................    1,100            20
 Omega Financial Corp. .......................      600            15
 Roslyn Bancorp, Inc. ........................    1,300            22
 Silicon Valley Bancshares * .................    1,400            60
 United Community Financial Corp. ............    2,000            13
                                                              -------
                                                                  751
Brokerage and Investment Management - 1.6%
 A.G. Edwards, Inc. ..........................    1,100            43
 Affiliated Managers Group, Inc. * ...........      900            41
 Jefferies Group, Inc. .......................      700            14
 John Nuveen Co. - Cl. A .....................      900            38
 Raymond James Financial, Inc. ...............    1,900            43
 Southwest Securities Group, Inc. ............      500            18
 Tucker Anthony Sutro Corp. ..................    1,100            20
 Waddell & Reed Financial, Inc. - Cl. A ......    1,600            52
                                                              -------
                                                                  269
Business Services - 1.1%
 Comdisco, Inc. ..............................    1,500            33
 Forrester Research, Inc. * ..................      300            22
 Harris Corp. ................................      900            30
 Manpower, Inc. ..............................    1,000            32
 Robert Half International, Inc. .............    2,000            57
                                                              -------
                                                                  174
Chemicals - 1.3%
 Albemarle Corp. .............................    1,200            24
 Arch Chemicals, Inc. ........................      400             9
 ChemFirst, Inc. .............................    1,200            29
 Crompton Corp. ..............................    1,400            17
 Cytec Industries, Inc. * ....................      700            17
 H.B. Fuller Co. .............................      400            18
 IMC Global, Inc. ............................    1,200            16
 Lubrizol Corp. ..............................    1,600            34
 Millennium Chemicals, Inc. ..................    1,200            20
 Octel Corp. * ...............................    1,500            12
 Sigma-Aldrich Corp. .........................      900            26
                                                              -------
                                                                  222
Commercial Services - 4.0%
 ACNielson Corp. * ...........................    1,000            22
 ADVO, Inc. ..................................      800            34
 Brady Corp. - Cl. A .........................    1,100            36
 CSG Systems International, Inc. * ...........      400            22
 Diamond Technology Partners, Inc. ...........      400            35
 F.Y.I., Inc. * ..............................      700            24
 Fair Issac & Co., Inc. ......................      500            22
 Informix Corp. * ............................    3,250            24
 infoUSA, Inc. * .............................    1,000             6
 Lamar Advertising Co. * .....................      700            30
 Macrovision Corp. * .........................      400            26
 Paxar Corp. * ...............................    1,200            14
 Plexus Corp. * ..............................      200            23
 Power One, Inc. * ...........................      450            51
 Quanta Services, Inc. * .....................      650            36
 Standard Register Co. .......................    1,100            16
 StarTek, Inc. * .............................      200            10
 Steelcase, Inc. - Cl. A .....................    2,700            46
 Stericycle, Inc. * ..........................      600            14
 Sybase, Inc. * ..............................      800            18
 TeleTech Holdings, Inc. * ...................      600            19
 Thor Industries, Inc. .......................      500            10
 TMP Worldwide, Inc. * .......................      500            37

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                    Market
         Name of Issuer                              Shares          Value
                                                                    (000's)

COMMON STOCK - CONTINUED

Commercial Services - Continued
 Valassis Communications, Inc. * ..............       750          $    29
 Ventiv Health, Inc. * ........................     1,100               12
 Veritas DGC, Inc. * ..........................       600               16
 Wackenhut Corp. - Cl. A ......................       600                8
 Waste Connections, Inc. * ....................       900               18
                                                                   -------
                                                                       658
Computer Equipment - 3.1%
 Adaptec, Inc. * ..............................       800               18
 Diebold, Inc. ................................     1,000               28
 Extreme Networks, Inc. * .....................       200               21
 InFocus Corp. * ..............................       900               29
 Intergraph Corp. .............................       100                1
 Mercury Computer Systems, Inc. * .............       500               16
 MTI Technology Corp. * .......................       500                4
 Network Appliance, Inc. * ....................     2,200              177
 Quantum Corp. - DLT & Storage * ..............     1,200               11
 SanDisk Corp. * ..............................       600               37
 Tech Data Corp. * ............................       500               22
 VeriSign, Inc. ...............................       815              144
                                                                   -------
                                                                       508
Computer Software and Services - 10.6%
 24/7 Media, Inc. .............................       200                3
 Actuate Software Corp. .......................       700               37
 Advanced Digital Information Corp. * .........     1,100               18
 Advent Software, Inc. * ......................       300               19
 Affiliated Computer Services, Inc. - Cl. A * .       800               26
 Allaire Corp. * ..............................       100                4
 Aspen Technologies, Inc. * ...................       300               12
 Autodesk, Inc. ...............................       700               24
 Avant! Corp. * ...............................     1,200               22
 AVT Corp. * ..................................       500                4
 AXENT Technologies, Inc. * ...................       400               10
 Barra, Inc. * ................................       600               30
 BEA Systems, Inc. ............................     2,500              124
 BroadVision, Inc. * ..........................     1,400               71
 Brocade Communications Systems, Inc. * .......       100               18
 Cabletron Systems, Inc. * ....................     1,600               40
 Cadence Design Systems, Inc. * ...............     1,700               35
 CheckFree Hol dings Corp. * ..................       300               15
 CNET Networks, Inc. ..........................       500               12
 Cognizant Technology Solutions Corp. .........       200                7
 Critical Path, Inc. * ........................       200               12
 Documentum, Inc. * ...........................       400               36
 DoubleClick, Inc. * ..........................       756               29
 DST Systems, Inc. * ..........................       500               38
 EarthLink, Inc. * ............................       561                9
 Echelon Corp. * ..............................       100                6
 Exodus Communications, Inc. * ................     3,000              138
 FileNet Corp. * ..............................       800               15
 Globix Corp. * ...............................       200                6
 go.com * .....................................       330                4
 Go2Net, Inc. * ...............................       200               10
 HNC Software, Inc. ...........................       500               31
 Hyperion Solutions Corp. .....................       500               16
 i2 Technologies, Inc. * ......................       820               86
 IGATE Capital Corp. ..........................       900               12
 InfoSpace.com, Inc. * ........................       900               50
 ISS Group, Inc. * ............................       200               20
 Macromedia, Inc. * ...........................       300               29
 Manugistics Group, Inc. * ....................       500               23
 MarchFirst, Inc. * ...........................     1,432               26
 Mercury Interactive Corp. * ..................       700               68
 Micromuse, Inc. * ............................       200               33
 MicroStrategy, Inc. * ........................       900               27
 Midway Games, Inc. * .........................     1,800               15
 Network Associates, Inc. .....................     1,100               22
 NVIDIA Corp. * ...............................       400               25
 Open Market, Inc. * ..........................       400                6
 Peregrine Systems, Inc. * ....................       800               28
 Pinnacle Systems, Inc. .......................       400                9
 Portal Software, Inc. * ......................       100                6
 Proxicom, Inc. * .............................       200               10
 PSINet, Inc. * ...............................       800               20
 Rare Medium Group, Inc. * ....................       400                6
 Rational Software Corp. * ....................       700               65
 Redback Networks, Inc. * .....................       100               18
 Remedy Corp. * ...............................       400               22
 Rhythms NetConnections, Inc. * ...............       400                5
 RSA Security, Inc. * .........................       400               28
 Safeguard Scientifics, Inc. * ................       800               26
 Sapient Corp. ................................       200               21
 SCM Microsystems, Inc. * .....................       200               12
 SoftNet Systems, Inc. ........................       100                1
 Spyglass, Inc. * .............................       200                6
 Symantec Corp. * .............................       600               32
 Synopsys, Inc. ...............................       500               17
 Unigraphics Solutions, Inc. * ................       300                6
 Verio, Inc. ..................................       500               28
 Verity, Inc. * ...............................       300               11
 VerticalNet, Inc. * ..........................       600               22
 Vignette Corp. * .............................       700               36
                                                                   -------
                                                                     1,758
Construction - 1.0%
 Butler Manufacturing Co. .....................     1,700               29
 Centex Construction Products, Inc. ...........       500               11
 Dycom Industries, Inc. .......................       400               18
 Lafarge Corp. ................................     1,000               21
 NVR, Inc. * ..................................       600               34
 Pitt - Des Moines, Inc. ......................       400                8
 USG Corp. * ..................................     1,300               40
                                                                   -------
                                                                       161
Consumer - Miscellaneous - 0.7%
 Briggs & Stratton Corp. ......................       800               27
 Herbalife International, Inc. - Cl. A ........     1,100               10

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                Market
         Name of Issuer                               Shares     Value
                                                                (000's)
COMMON STOCK - Continued

Consumer - Miscellaneous - Continued
 Learning Tree International, Inc. * .............        500  $    31
 Nu Skin Enterprises, Inc. - Cl. A * .............      2,300       13
 SCP Pool Corp. * ................................        600       14
 Toro Co. ........................................        500       16
                                                               -------
                                                                   111
Containers - 0.5%
 Bemis Co., Inc. .................................      1,300       44
 Sonoco Products Co. .............................      1,700       35
                                                               -------
                                                                    79
Cosmetics and Personal Care Products - 0.3%
 Alberto-Culver Co. - Cl. B ......................      1,700       52

Diversified Operations - 1.3%
 A.O. Smith Corp. ................................      1,400       29
 Chemed Corp. ....................................        700       20
 Coherent, Inc. * ................................        300       25
 ITT Industries, Inc. ............................      1,500       45
 Lancaster Colony Corp. ..........................      1,100       21
 Pall Corp. ......................................      1,500       28
 Reynolds & Reynolds Co. - Cl. A .................      1,200       22
 Trinity Industries, Inc. ........................      1,400       26
                                                               -------
                                                                   216
Electric Power - 3.0%
 Calpine Corp. * .................................      1,600      105
 CMP Group, Inc. .................................      1,000       29
 El Paso Electric Company ........................      2,600       29
 Energy East Corp. ...............................      3,100       59
 LG&E Energy Corp. ...............................        700       17
 Ni Source, Inc. .................................      1,200       22
 Pinnacle West Capital Corp. .....................      1,400       47
 Public Service Co. of New Mexico ................      1,000       15
 Puget Sound Energy, Inc. ........................      1,400       30
 RGS Energy Group, Inc. ..........................      2,900       65
 UtiliCorp United, Inc. ..........................      1,100       22
 Western Resources, Inc. .........................      1,900       30
 Wisconsin Energy Corp. ..........................      1,200       24
                                                               -------
                                                                   494
Electrical Equipment - 1.1%
 American Power Conversion .......................      1,300       54
 Anixter International, Inc. .....................      1,100       29
 Integrated Device Technology, Inc. * ............        800       48
 Littelfuse, Inc. * ..............................        600       29
 The Genlyte Corp. * .............................        900       19
                                                               -------
                                                                   179
Electronic Products and Services - 12.4%
 Advanced Micro Devices, Inc. * ..................      1,400      108
 Alliance Semiconductor Corp. * ..................        800       20
 Alliant Energy Corp. ............................      1,700       44
 Amkor Technology, Inc. * ........................        800       28
 Amphenol Corp. - Cl. A * ........................        600       40
 Anadigics, Inc. * ...............................        450       15
 Applied Micro Circuits Corp. * ..................        900       89
 Arrow Electronics, Inc. * .......................      1,300       40
 Asyst Technologies, Inc. * ......................        400       14
 Atmel Corp. * ...................................      2,200       81
 AVX Corp. .......................................      1,000       23
 Ball Corp. ......................................        900       29
 Brooks Automation, Inc. * .......................        300       19
 C-COR.net Corp. * ...............................        400       11
 Cognex Corp. * ..................................        500       26
 Compucom Systems, Inc. * ........................        500        1
 Conexant Systems, Inc. * ........................      1,300       63
 Credence Systems Corp. * ........................        500       28
 Cree, Inc. * ....................................        300       40
 Cypress Semiconductor Corp. * ...................      1,100       46
 Cytyc Corp. * ...................................        500       27
 Dallas Semiconductor Corp. ......................        800       33
 Electronics for Imaging, Inc. * .................        500       13
 Emulex Corp. * ..................................        400       26
 Entrust Technologies, Inc. ......................        200       16
 General Semiconductor, Inc. .....................        400        6
 Kemet Corp. * ...................................      1,400       35
 Kopin Corp. .....................................        300       21
 Lam Research Corp. * ............................      1,400       52
 Lattice Semiconductor Corp. * ...................        400       28
 LTX Corp. * .....................................        800       28
 MedQuist, Inc. * ................................        500       17
 Microchip Technology, Inc * .....................        650       38
 Moog, Inc. - Cl. A * ............................        900       24
 MRV Communications, Inc. * ......................        600       40
 National Semiconductor Corp. * ..................      1,400       79
 Novellus Systems, Inc. * ........................      1,100       62
 PerkinElmer, Inc. ...............................        500       33
 PMC-Sierra, Inc. * ..............................      1,100      195
 QLogic Corp. * ..................................        500       33
 Sawtek, Inc. * ..................................        400       23
 SCI Systems, Inc. * .............................      1,200       47
 SDL, Inc. * .....................................        500      143
 Sensormatic Electronics Corp. * .................      1,200       19
 Silicon Valley Group, Inc. * ....................        700       18
 Tektronix, Inc. .................................        700       52
 TranSwitch Corp. * ..............................        500       39
 Trimble Navigation, Ltd. * ......................        200       10
 Vicor Corp. * ...................................        600       21
 Vishay Intertechnology, Inc. * ..................      1,162       44
 Waters Corp. * ..................................        500       62
                                                               -------
                                                                 2,049
Energy - Alternative Source - 0.7%
 Dynegy, Inc. - Cl.A .............................      1,600      109

Engineering and Construction - 0.2%
 Fluor Corp. .....................................      1,300       41

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
         Name of Issuer                                 Shares    Value
                                                                 (000's)
COMMON STOCK - Continued

Financial Services - 0.6%
 Advanta Corp. - Cl. A ..............................     800   $    10
 AmeriCredit Corp. * ................................   1,300        22
 GreenPoint Financial Corp. .........................   1,300        25
 National Discount Brokers * ........................     600        19
 Rollins Truck Leasing Corp. ........................   1,600        11
 S1 Corp. * .........................................     400         9
                                                                -------
                                                                     96
Food, Beverage and Tobacco - 1.8%
 Canandaigua Brands, Inc. - Cl. A  * ................     600        30
 Corn Products International, Inc. ..................   1,100        29
 Fleming Cos., Inc. .................................   1,300        17
 IBP, Inc. ..........................................   2,400        37
 J.M. Smucker Co. ...................................   1,300        25
 NBTY, Inc. * .......................................   1,500        10
 Pepsi Bottling Group, Inc. .........................   2,200        64
 Pilgrims Pride Corp. - Cl. B .......................   1,400        10
 Robert Mondavi Corp.  - Cl. A * ....................     700        22
 Suiza Foods Corp. * ................................     500        25
 SUPERVALU, Inc. ....................................   1,800        34
                                                                -------
                                                                    303
Health Care Products - 7.9%
 Abgenix, Inc. * ....................................     200        24
 Affymetrix, Inc. * .................................     200        33
 Alkermes, Inc. * ...................................     400        19
 Alpharma, Inc. - Cl. A .............................     900        56
 ALZA Corp. * .......................................     800        47
 Andrx Corp. * ......................................     400        26
 Beckman Coulter, Inc. ..............................     500        29
 Bergen Brunswig Corp. - Cl. A ......................   3,000        16
 Block Drug Co. - Cl. A .............................   1,036        44
 C.R. Bard, Inc. ....................................     600        29
 Celera Genomics * ..................................     500        47
 Celgene Corp. * ....................................     600        35
 Cephalon, Inc. * ...................................     300        18
 Chiron Corp. * .....................................   1,000        47
 Cooper Cos, Inc. ...................................     600        22
 Genzyme Corp. (General Division) * .................     600        36
 Gilead Sciences, Inc. * ............................     300        21
 Haemonetics Corp. * ................................     900        19
 Human Genome Sciences, Inc. * ......................     400        53
 ICN Pharmaceuticals, Inc. ..........................     700        19
 Incyte Pharmacuticals, Inc. * ......................     300        25
 IVAX Corp. .........................................   1,900        79
 Jones Pharma, Inc. .................................     800        32
 King Pharmaceuticals, Inc. * .......................     450        20
 Mallinckrodt, Inc. .................................   1,800        78
 MedImmune, Inc. * ..................................   1,500       111
 Millennium Pharmaceuticals, Inc. * .................     600        67
 MiniMed, Inc. * ....................................     200        24
 Mylan Laboratories, Inc. ...........................   1,300        24
 Priority Healthcare Corp. - Cl. B * ................     300        22
 Protein Design Labs, Inc. * ........................     200        33
 Respironics, Inc. * ................................   1,000        18
 Sepracor, Inc. * ...................................     500        60
 Vertex Pharmaceuticals, Inc. * .....................     300        32
 Watson Pharmaceuticals, Inc. * .....................     800        43
                                                                -------
                                                                  1,308
Health Care Services - 2.2%
 AmeriPath, Inc. * ..................................     700         6
 Apria Healthcare Group, Inc. * .....................   1,300        16
 Beverly Enterprises, Inc. * ........................   1,800         5
 Bindley Western Industries, Inc. ...................   1,221        32
 Foundation Health Systems, Inc.  - Cl. A * .........     800        10
 Gentiva Health Services, Inc. ......................       1
 Health Management Associates, Inc. - Cl. A * .......   2,200        29
 Idec Pharmaceuticals Corp. .........................     400        47
 Pediatrix Medium Group, Inc. * .....................   1,500        17
 Quest Diagnostics, Inc. * ..........................   1,000        72
 St. Jude Medical, Inc. * ...........................     700        32
 Triad Hospitals, Inc. * ............................     700        17
 Trigon Healthcare, Inc. * ..........................     600        31
 Universal Health Services, Inc. - Cl. B * ..........     700        46
                                                                -------
                                                                    360
Household Appliances / Furnishings - 0.9%
 Aaron Rents, Inc. ..................................   1,000        13
 CompX International, Inc. * ........................   1,000        20
 Furniture Brands International, Inc. * .............   1,000        15
 HomeBase, Inc. .....................................   1,400         2
 La-Z-Boy, Inc. .....................................   1,600        22
 Rent-Way, Inc. * ...................................   1,000        29
 Salton, Inc. * .....................................     500        19
 Springs Industries, Inc. - Cl. A ...................   1,000        32
                                                                -------
                                                                    152
Housing - 0.7%
 American Standard Cos., Inc. .......................   1,000        41
 D.R. Horton, Inc. ..................................   1,300        17
 Kaufman & Broad Home Corp. .........................   1,200        24
 Monaco Coach Corp. * ...............................     800        11
 National R.V. Holdings, Inc. * .....................     800         8
 Winnebago, Industries, Inc. ........................   1,200        16
                                                                -------
                                                                    117
Insurance - 2.3%
 Allmerica Financial Corp. ..........................     600        31
 Delphi Financial Group, Inc. - Cl. A * .............     420        14
 Fidelity National Financial, Inc. ..................   1,310        24
 First American Financial Corp. .....................     800        12
 LandAmerica Financial Group, Inc. ..................   1,200        28
 National Western Life Insurance Co. ................     500        36
 Presidential Life Corp. ............................   1,300        18
 Radian Group, Inc. .................................   1,100        57
 The Midland Co. ....................................     900        22
 The MONY Group, Inc. ...............................   1,800        61

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                               Market
         Name of Issuer                               Shares    Value
                                                               (000's)
COMMON STOCK - Continued

Insurance - Continued
 The PMI Group, Inc. .............................    1,100   $     52
 Triad Guaranty, Inc. * ..........................      800         18
                                                              --------
                                                                   373
Leisure and Recreation - 1.8%
 Arctic Cat, Inc. ................................    2,000         24
 Argosy Gaming Co. * .............................    1,300         19
 Aztar Corp. * ...................................    2,000         31
 Brunswick Corp. .................................    1,400         23
 Dover Downs Entertainment * .....................    1,300         18
 Electronic Arts, Inc. * .........................      300         22
 Harrah's Entertainment, Inc. * ..................    1,300         27
 Papa John's International, Inc. * ...............      700         17
 Park Place Entertainment Corp. * ................    2,700         33
 Premier Parks, Inc. * ...........................      700         16
 SFX Entertainment, Inc. * .......................      400         18
 Station Casinos, Inc. * .........................    1,000         25
 Ticketmaster Online-CitySearch, Inc. - Cl. B * ..      300          5
 Trendwest Resorts, Inc. * .......................      800         13
                                                              --------
                                                                   291
Machinery - 1.6%
 Advanced Energy Industries, Inc. * ..............      400         24
 Applied Industrial Technologies, Inc. ...........    1,800         29
 Applied Power, Inc. .............................      900         30
 FMC Corp. * .....................................      500         29
 Kennametal, Inc. ................................      700         15
 Kulicke and Soffa Industries * ..................      400         24
 Stewart & Stevenson Services, Inc. ..............    2,200         33
 Tecumseh Products Co. - Cl. A ...................      800         31
 Thermo Electron Corp. * .........................    1,300         27
 Zebra Technologies Corp. - Cl. A * ..............      400         18
                                                              --------
                                                                   260
Media - Publishing - 0.7%
 McClatchy Newspapers, Inc. - Cl. A ..............    1,400         46
 Pulitzer, Inc. ..................................      900         38
 Scholastic Corp. * ..............................      500         31
 Ziff-Davis, Inc. - ZD * .........................      800          7
                                                              --------
                                                                   122
Media - TV / Radio - 1.9%
 A.H. Belo Corp. .................................    1,700         29
 BHC Communications, Inc. - Cl. A * ..............      500         76
 Chris-Craft Industries , Inc. ...................      700         46
 Emmis Communications Corp. ......................    1,100         46
 Entercom Communications Corp. * .................      800         39
 Hispanic Broadcasting Corp. * ...................      800         27
 NBC Internet, Inc. - Cl. A * ....................      300          4
 Primedia, Inc. ..................................      800         18
 Westwood One, Inc. * ............................      800         27
                                                              --------
                                                                   312
Metal Product and Fabrication - 0.5%
 Commercial Metals Co. ...........................    1,200         33
 Timken Co. ......................................    1,300         24
 Worthington Industries, Inc. ....................    1,700         18
                                                              --------
                                                                    75
Metals and Mining - 0.3%
 Precision Castparts Corp. .......................    1,200         54

Natural Gas Distribution - 0.9%
 National Fuel Gas Co. ...........................    1,700         83
 Peoples Energy Corp. ............................      800         26
 UGI Corp. .......................................    1,600         33
                                                              --------
                                                                   142
Oil - Equipment and Services - 1.2%
 BJ Services Co. * ...............................    1,100         69
 Hanover Compressor Co. * ........................      800         30
 Smith International, Inc. .......................      400         29
 Tidewater, Inc. .................................    1,000         36
 Weatherford International, Inc. * ...............      800         32
                                                              --------
                                                                   196
Oil and Natural Gas Exploration and Production - 4.3%
 Devon Energy Corp. * ............................      700         39
 ENSCO International, Inc. * .....................    1,000         36
 Global Marine, Inc. * ...........................    1,000         28
 Helmerich & Payne, Inc. .........................    1,800         67
 Kinder Morgan, Inc. .............................    1,100         38
 Mitchell Energy & Development Corp. - Cl. A .....      700         23
 Murphy Oil Corp. ................................      700         42
 Nabors Industries, Inc. * .......................      900         38
 Noble Affiliates, Inc. ..........................    1,000         37
 Noble Drilling Corp. * ..........................    1,100         45
 Ocean Energy, Inc. * ............................    1,800         26
 Patterson Energy, Inc. * ........................      700         20
 Pride International, Inc. * .....................      700         17
 R&B Falcon Corp. ................................    1,300         31
 RadiSys Corp. ...................................      200         11
 Rowan Cos., Inc. * ..............................    1,100         34
 Tom Brown, Inc. .................................    1,100         25
 Ultramar Diamond Shamrock Corp. .................    3,100         77
 Union Pacific Resources Group, Inc. .............    2,100         46
 Vintage Petroleum, Inc. .........................      900         20
 Western Gas Resources, Inc. .....................      800         17
                                                              --------
                                                                   717
Paper and Forest Products - 0.8%
 Boise Cascade Corp. .............................    1,100         29
 Rayonier, Inc. ..................................      500         18
 Temple-Inland, Inc. .............................      600         25
 United Stationers, Inc. * .......................      900         29
 Westvaco Corp. ..................................    1,400         35
                                                              --------
                                                                   136
Personal and Commercial Lending - 0.2%
 Metris Cos., Inc. ...............................    1,077         27

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                  Market
         Name of Issuer                                 Shares     Value
                                                                  (000's)
COMMON STOCK - Continued

Personal and Commercial Lending - Continued
 SierraCities.com, Inc. * ..........................      600    $      2
                                                                 --------
                                                                       29
Precious Metals/Gems/Stones - 0.6%
 Freeport-McMoRan Copper & Gold, Inc. - Cl. B ......    2,400          22
 Homestake Mining Co. ..............................    3,900          27
 Newmont Mining Corp. ..............................    1,700          37
 Stillwater Mining Co. * ...........................      300           8
                                                                 --------
                                                                       94
Real Estate Development - 0.2%
 Ryland Group, Inc. ................................      800          18
 Standard Pacific Corp. ............................    1,400          14
                                                                 --------
                                                                       32
Real Estate Investment Trust - 4.5%
 AMLI Residential Properties Trust .................    1,000          23
 Arden Realty Group, Inc. ..........................    2,300          54
 Avalonbay Communities, Inc. .......................    1,300          54
 Boston Properties, Inc. ...........................    1,700          66
 Duke Realty Investments, Inc. .....................    2,400          54
 First Industrial LP * .............................      800          24
 General Growth Properties .........................    1,700          54
 Highwoods Properties, Inc. ........................    2,400          58
 International Rectifier Corp. * ...................      800          45
 Kimco Realty Corp. ................................    1,100          45
 Liberty Property Trust ............................    2,400          62
 Mack-Cali Realty Corp. ............................    2,100          54
 Public Storage, Inc. ..............................    1,800          42
 Spieker Properties, Inc. ..........................    1,400          64
 Vornado Realty Trust ..............................    1,500          52
                                                                 --------
                                                                      751
Real Estate Operations - 0.2%
 M.D.C. Holdings, Inc. .............................    1,800          34

Retail - Department Stores - 2.5%
 Barnes & Noble, Inc. * ............................    1,100          24
 BarnesandNoble.com, Inc. * ........................      100           1
 Cato Corp. - Cl. A ................................    1,300          15
 Copper Mountain Networks, Inc. * ..................      100           9
 Dollar Thrifty Automotive Group, Inc. * ...........    1,300          24
 Handleman Co. .....................................    1,700          21
 Haverty Furniture Co., Inc. .......................    1,500          13
 InterTAN, Inc. * ..................................    1,250          15
 JLK Direct Distribution, Inc. - Cl. A * ...........    2,500          13
 Michaels Stores, Inc. * ...........................      800          37
 MSC Industrial Direct Co., Inc. - Cl. A ...........      700          15
 Neiman Marcus Group, Inc. - Cl. A .................      900          27
 Pacific Sunwear of California, Inc. * .............      800          15
 Petco Animal Supplies, Inc. * .....................    1,000          20
 Pier 1 Imports, Inc. ..............................    1,700          17
 Ross Stores, Inc. .................................      800          14
 Shopko Stores, Inc. ...............................      800          12
 Spiegel, Inc. - Cl. A .............................    1,700          14
 Tiffany & Co. .....................................      700          47
 Tweeter Home Entertainment Group, Inc. ............      400          12
 USinternetworking, Inc. * .........................      250           5
 Value City Department Stores, Inc. * ..............    1,500          14
 Zale Corp. * ......................................      700          25
                                                                 --------
                                                                      409
Retail - Food - 0.8%
 Brinker International, Inc. * .....................    1,200          35
 Charming Shoppes, Inc. * ..........................    1,200           6
 Darden Restaurants, Inc. ..........................    1,500          24
 Landry's Seafood Restaurants, Inc. * ..............    1,000           9
 RARE Hospitality International, Inc. * ............      900          25
 Ryan's Family Steak Houses, Inc. * ................    1,200          10
 The Great Atlantic & Pacific Tea Co., Inc. ........    1,000          17
                                                                 --------
                                                                      126
Shoe and Apparel Manufacturing - 0.3%
 Liz Claiborne, Inc. ...............................      600          21
 Timberland Co. - Cl. A * ..........................      300          21
                                                                 --------
                                                                       42
Steel - 0.1%
 USX-U.S. Steel Group, Inc. ........................    1,000          19

Telecommunication Equipment - 5.2%
 ADC Telecommunications, Inc. * ....................      258          22
 ADTRAN, Inc. * ....................................      300          18
 Advanced Fibre Communications, Inc. * .............      800          36
 American Tower Corp. - Cl. A ......................    1,000          42
 Andrew Corp. * ....................................      700          23
 Cable Design Technologies Corp. ...................      700          23
 CIENA Corp. * .....................................    1,100         183
 Covad Communications Group, Inc. * ................    1,000          16
 Crown Castle International Corp. ..................    1,000          36
 Digital Microwave Corp. ...........................      500          19
 E-Tek Dynamics, Inc. * ............................      300          79
 Harmonic, Inc. * ..................................      417          10
 InterDigital Communications Corp. * ...............      300           5
 Polycom, Inc. * ...................................      200          19
 Powertel, Inc. ....................................      500          35
 Powerwave Technologies, Inc. * ....................      400          18
 Proxim, Inc. * ....................................      200          20
 RF Micro Devices, Inc. * ..........................      400          35
 Scientific-Atlanta, Inc. ..........................    1,400         104
 Symbol Technologies, Inc. .........................      975          53
 Terayon Communication Systems, Inc. * .............      400          26
 TriQuint Semiconductor, Inc. * ....................      300          29
 Tut Systems, Inc. .................................      100           6
 World Access, Inc. * ..............................      600           7
                                                                 --------
                                                                      864
Telecommunication Services - 3.3%
 Allegiance Telecom, Inc. * ........................    1,100          70

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
         Name of Issuer                                 Shares    Value
                                                                 (000's)
COMMON STOCK - Continued

Telecommunication Services - Continued
 Aspect Communications Corp. * .......................    600   $    24
 Broadwing, Inc. .....................................  2,000        52
 Centennial Cellular Corp. - A Shares * ..............  1,000        14
 Citizens Communications Co. .........................  4,400        76
 COMSAT Corp. ........................................  1,100        27
 Cost Plus, Inc. * ...................................    600        17
 Greif Bros. Corp. - Cl. A ...........................    900        28
 IDT Corp. * .........................................    200         7
 Leap Wireless International, Inc. * .................    500        23
 MasTec, Inc. * ......................................    450        17
 McLeodUSA, Inc. - Cl. A * ...........................  3,400        70
 Metricom, Inc. * ....................................    200         6
 RCN Corp. * .........................................    300         8
 TALK.com, Inc. * ....................................    400         2
 Time Warner Telecom, Inc. - Cl. A * .................    300        19
 Travelocity.com * ...................................    200         3
 US LEC Corp. - Cl. A * ..............................    400         7
 VoiceStream Wireless Corp. * ........................    334        39
 West TeleServices Corp. * ...........................    800        20
 Winstar Communications, Inc. * ......................    700        24
                                                                -------
                                                                    553
Telephone - 0.7%
 NEXTLINK Communications, Inc. * .....................    515        20
 Telephone and Data Systems, Inc. ....................  1,000       100
                                                                -------
                                                                    120
Transportation Services - 1.3%
 America West Hol dings Corp. - Cl. B * ..............  1,400        24
 American Freightways Corp. * ........................  1,700        25
 CNF Transportation, Inc. ............................    900        20
 Covenant Transport, Inc. - Cl. A ....................  1,100         9
 Roadway Express, Inc. ...............................  1,200        28
 Ryder System, Inc. ..................................  1,000        19
 UAL Corp. ...........................................    900        52
 USFreightways Corp. .................................  1,000        25
 Yellow Corp. * ......................................  1,300        19
                                                                -------
                                                                    221
                                                                -------
                                   TOTAL COMMON STOCK-   99.1%   16,377
                  Receivables, less Cash and payables-    0.9%      145
                                                       ------   -------
                                           NET ASSETS-  100.0%   16,522
                                                       ======   =======

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE PORTFOLIO


                                                                       Market
             Name of Issuer                     Shares                  Value
                                                                       (000's)
COMMON STOCK

Brokerage and Investment Management - 1.0%
 Franklin Resources, Inc. ...................    3,400                $   103

Business Services - 2.2%
 H & R Block, Inc. ..........................    6,000                    194
 Manpower, Inc. .............................    1,100                     35
                                                                      -------
                                                                          229

Chemicals - 6.1%
 Agrium, Inc. ...............................    4,000                     35
 Crompton Corp. .............................    3,300                     41
 Eastman Chemical Co. .......................    3,400                    162
 Geon Co. ...................................    6,400                    118
 IMC Global, Inc. ...........................   14,300                    186
 Solutia, Inc. ..............................    3,000                     41
 Wellman, Inc. ..............................    2,700                     44
                                                                      -------
                                                                          627
Commercial Services - 2.5%
 Informix Corp. * ...........................   30,550                    227
 Quintiles Transnational Corp. *  ...........    2,300                     33
                                                                      -------
                                                                          260
Computer Equipment - 9.6%
 3Com Corp. * ...............................    2,800                    161
 Adaptec, Inc. *  ...........................    9,000                    205
 Maxtor Corp. * .............................   15,300                    162
 Quantum Corp. - DLT & Storage * ............   18,700                    181
 Quantum Corp. - Hard Disk Drive * ..........    7,700                     85
 Tech Data Corp. * ..........................    4,300                    187
                                                                      -------
                                                                          981
Computer Software and Services - 11.7%
 Cabletron Systems, Inc. * ..................    7,300                    184
 Computer Associates International, Inc. ....      597                     31
 J.D. Edwards & Co. * .......................    8,000                    120
 Keane, Inc. * ..............................    8,200                    177
 MarchFirst, Inc. * .........................    4,800                     88
 NCR Corp. * ................................    5,100                    199
 Parametric Technology Corp. * ..............   24,600                    271
 Unisys Corp. * .............................    8,800                    128
                                                                      -------
                                                                        1,198
Consumer - Miscellaneous - 2.6%
 Black & Decker Corp. .......................    2,500                     98
 Ingram Micro, Inc. - Cl. A * ...............    9,500                    166
                                                                      -------
                                                                          264
Electrical Equipment - 0.2%
 UCAR International, Inc. * .................    1,600                     21

Electronic Products and Services - 6.8%
 Actel Corp. * ..............................      500                     23
 Arrow Electronics, Inc. * ..................    5,100                    158
 Artesyn Technologies, Inc. .................    1,600                     44
 Avnet, Inc. ................................    3,900                    231
 Electronics for Imaging, Inc. * ............    5,000                    127
 General Semiconductor, Inc. ................    4,200                     62
 Polaroid Corp. .............................    2,800                     51
                                                                      -------
                                                                          696
Engineering and Construction - 2.0%
 Fluor Corp. ................................    6,500                    206

Financial Services - 3.2%
 Heller Financial, Inc. .....................    6,600                    135
 Knight Trading Group, Inc. * ...............    6,400                    191
                                                                      -------
                                                                          326
Food, Beverage and Tobacco - 0.6%
 Dean Foods Co. .............................      900                     29
 Tyson Foods, Inc. - Cl. A ..................    3,200                     28
                                                                      -------
                                                                           57
Health Care Products - 1.2%
 Mylan Laboratories, Inc. ...................    6,800                    124

Health Care Services - 2.8%
 HEALTHSOUTH Corp. * ........................    8,000                     58
 McKesson HBOC, Inc. ........................   11,100                    232
                                                                      -------
                                                                          290
Insurance - 7.0%
 Ace, Ltd. * ................................    6,500                    182
 Everest Re Group, Ltd. .....................    5,800                    191
 Nationwide Financial Services - Cl. A ......    5,000                    164
 XL Capital, Ltd. - Cl. A ...................    3,400                    184
                                                                      -------
                                                                          721
Machinery - 3.4%
 Applied Power, Inc. ........................    1,700                     57
 Deere & Co. ................................    2,100                     78
 Flowserve Corp. ............................    1,500                     23
 Thermo Electron Corp. * ....................    8,800                    185
                                                                      -------
                                                                          343
Media - Publishing - 0.6%
 Ziff-Davis, Inc. - ZD * ....................    6,400                     58

Media - TV / Radio - 0.9%
 Emmis Communications Corp. .................    2,300                     95

Metals and Mining - 0.6%
 Phelps Dodge Corp. .........................    1,500                     56

Oil - 0.6%
 Varco International, Inc. * ................    2,600                     60

Oil - Equipment and Services - 5.3%
 Anadarko Petroleum Corp. ...................    1,300                     64
 Baker Hughes, Inc. .........................    4,400                    141
 Petroleum Geo-Services ASA * ...............    5,600                     95
 Tidewater, Inc. ............................    6,600                    238
                                                                      -------
                                                                          538

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE PORTFOLIO
                                                                   Market
             Name of Issuer                Shares                   Value
                                                                   (000's)
COMMON STOCK - CONTINUED

Oil and Natural Gas Exploration and Production - 7.2%
 Burlington Resources, Inc. ...........     4,100                 $  157
 EOG Resources, Inc. ..................     2,000                     67
 Noble Affiliates, Inc. ...............     4,900                    183
 Ocean Energy, Inc. * .................     4,300                     61
 Santa Fe Snyder Corp. *  .............    12,700                    144
 Union Pacific Resources Group, Inc. ..     5,600                    123
                                                                  ------
                                                                     735
Paper and Forest Products - 4.1%
 Abitibi-Consolidated, Inc. ...........    12,700                    119
 Fort James Corp. .....................     6,100                    141
 Georgia-Pacific Corp. ................     1,700                     45
 Jefferson Smurfit Group plc - ADR ....     6,600                    116
                                                                  ------
                                                                     421
Pollution Control - 0.9%
 Waste Management, Inc. ...............     4,700                     89

Retail - Department Stores - 6.6%
 Abercrombie & Fitch Co. * ............     8,200                    100
 AnnTaylor Stores Corp. * .............     1,000                     33
 Burlington Coat Factory Warehouse
  Corp. ...............................     1,800                     19
 Consolidated Stores Corp. * ..........     8,500                    102
 Federated Department Stores, Inc. * ..     2,900                     98
 OfficeMax, Inc. ......................     7,700                     39
 Shopko Stores, Inc. ..................     2,300                     35
 Toys "R" Us, Inc. * ..................     5,000                     73
 Venator Group, Inc. ..................    16,900                    173
                                                                  ------
                                                                     672
Retail - Food - 1.5%
 Tricon Global Restaurants, Inc. * ....     5,600                    158
Shoe and Apparel Manufacturing - 3.5%
 Jones Apparel Group, Inc. * ..........     8,200                    193
 Liz Claiborne, Inc. ..................     2,000                     70
 Nike, Inc. - Cl. B ...................     2,500                    100
                                                                  ------
                                                                     363
Steel - 0.4%
 AK Steel Holding Corp. ...............     5,301                     42

Telecommunication Equipment - 0.5%
 Allen Telecom, Inc. ..................     2,900                     51

Transportation Services - 2.2%
 Kansas City Southern Industries,
  Inc. ................................     2,100                    186
 Yellow Corp. * .......................     2,700                     40
                                                                  ------
                                                                     226
                                                                  ------
                    TOTAL COMMON STOCK-      97.8%                10,010

                                            Par                   Market
             Name of Issuer                Value                   Value
                                          (000's)                 (000's)
SHORT-TERM INVESTMENTS - 4.4%
 Investment in joint trading account
  (Note B)
 6.853% due 07/03/00 ..................   $   454                $   454
                                          -------                -------
                      TOTAL INVESTMENTS-    102.2%                10,464
    Payables, less cash and receivables-     (2.2)%                 (225)
                                          -------                -------
                             NET ASSETS-    100.0%                10,239
                                          =======                =======

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
REAL ESTATE EQUITY PORTFOLIO

                                                                  Market
              Name of Issuer                     Shares            Value
                                                                  (000's)
COMMON STOCK

Real Estate Development - 3.1%
 Catellus Development Corp. * ...............    300,000        $  4,500

Real Estate Investment Trust - 92.5%
 AMB Property Corp. .........................    120,000           2,737
 Archstone Communities Trust ................    188,800           3,977
 Avalonbay Communities, Inc. ................    146,246           6,106
 Boston Properties, Inc. ....................    121,000           4,674
 Brandywine Realty Trust ....................    115,400           2,207
 BRE Properties, Inc. .......................     87,000           2,512
 Camden Property Trust ......................     58,772           1,726
 Camden Property Trust ......................     67,500           1,983
 CarrAmerica Realty Corp. ...................    130,000           3,445
 CBL & Associates Properties, Inc. ..........    118,400           2,953
 Centerpoint Properties Corp. ...............     38,900           1,585
 Charles E. Smith Residential Realty, Inc. ..     61,600           2,341
 Chateau Communities, Inc. ..................    123,000           3,475
 Cousins Properties, Inc. ...................    103,000           3,965
 Developers Diversified Realty Corp. ........    215,000           3,212
 Duke Realty Investments, Inc. ..............    215,078           4,812
 Equity Office Properties Trust .............    305,694           8,426
 Equity Residential Properties Trust ........    139,500           6,417
 FelCor Lodging Trust, Inc. .................     80,400           1,487
 Franchise Finance Corp. of America .........     55,000           1,265
 Highwoods Properties, Inc. .................    100,000           2,400
 Home Properties of New York, Inc. ..........     50,400           1,512
 JP Realty, Inc. ............................    115,000           2,048
 Kilroy Realty Corp. ........................    103,700           2,690
 Kimco Realty Corp. .........................    100,000           4,100
 Liberty Property Trust .....................    175,000           4,539
 Mack-Cali Realty Corp. .....................    125,000           3,211
 MeriStar Hospitality Corp. .................    186,100           3,908
 Pacific Gulf Properties, Inc. ..............     64,600           1,619
 Post Properties, Inc. ......................    114,700           5,047
 Prentiss Properties Trust ..................    158,300           3,799
 Prologis Trust .............................    204,060           4,349
 Public Storage, Inc. .......................    135,000           3,164
 Reckson Associates Realty Corp. ............     58,600           1,392
 Regency Realty Corp. .......................    100,900           2,396
 Simon Property Group, Inc. .................    220,400           4,890
 Spieker Properties, Inc. ...................    127,100           5,847
 Storage USA, Inc. ..........................     91,000           2,685
 Vornado Realty Trust .......................    110,000           3,822
                                                                --------
                                                                 132,723
Real Estate Operations - 1.9%
 Rouse Co. ..................................    110,800           2,742
                                                                --------
                       TOTAL COMMON STOCK-          97.5%        139,965

                                                   Par            Market
              Name of Issuer                      Value           Value
                                                 (000's)         (000's)

SHORT-TERM INVESTMENTS - 2.3%

 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00 ...................      $   3,369        $  3,369
                                               ---------        --------
                        TOTAL INVESTMENTS-         100.0%        143,591
      Payables, less cash and receivables-           0.0%            (19)
                                               ---------        --------
                               NET ASSETS-         100.0%        143,572
                                               =========        ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                         Market
       Name of Issuer                                  Shares             Value
                                                                         (000's)
COMMON STOCK

Aerospace and Defense - 1.8%
 General Dynamics Corp. ............................   510,600          $ 26,679
 Honeywell International, Inc. .....................   482,800            16,264
 United Technologies Corp. .........................   491,100            28,914
                                                                        --------
                                                                          71,857
Auto and Truck Parts - 0.5%
 General Motors Corp. - Cl. H ......................   103,900             9,117
 Lear Corp. * ......................................   467,700             9,354
 Visteon Corp. * ...................................    92,491             1,122
                                                                        --------
                                                                          19,593
Automobile - 0.8%
 Ford Motor Co. ....................................   706,400            30,375

Banks - 2.5%
 AmSouth Bancorporation ............................   396,000             6,237
 Comerica, Inc. ....................................   213,700             9,590
 FleetBoston Financial Corp. ....................... 1,523,500            51,799
 J.P. Morgan & Co., Inc. ...........................   215,900            23,776
 Suntrust Banks, Inc. ..............................   185,000             8,452
                                                                        --------
                                                                          99,854
Business Services - 0.4%
 Automatic Data Processing, Inc. ...................   271,100            14,521

Chemicals - 1.7%
 Air Products & Chemicals, Inc. ....................   463,100            14,269
 Dow Chemical Co. .................................. 1,590,900            48,025
 E.I. du Pont de Nemours & Co. .....................   128,700             5,631
                                                                        --------
                                                                          67,925
Commercial Services - 1.2%
 Interpublic Group Cos., Inc. ......................   539,500            23,198
 Omnicom Group, Inc. ...............................   278,700            24,822
                                                                        --------
                                                                          48,020
Computer Equipment - 9.0%
 Compaq Computer Corp. .............................   613,300            15,677
 Comverse Technology, Inc. * .......................   136,500            12,695
 Dell Computer Corp. * .............................   883,800            43,582
 Hewlett-Packard Co. ...............................   362,900            45,317
 Intel Corp. ....................................... 1,091,100           145,866
 International Business Machines Corp. .............   617,100            67,611
 Network Appliance, Inc. * .........................    91,300             7,350
 VERITAS Software Corp. * ..........................   159,100            17,981
                                                                        --------
                                                                         356,079
Computer Software and Services - 10.9%
 America Online, Inc. * ............................   691,700            36,487
 Electronic Data Systems Corp. .....................   220,800             9,108
 EMC Corp. * .......................................   512,600            39,438
 First Data Corp. ..................................   971,200            48,196
 Intuit, Inc. * ....................................   213,300             8,825
 Microsoft Corp. ................................... 1,677,500           134,200
 Oracle Corp. * .................................... 1,026,400            86,282
 Sun Microsystems, Inc. * ..........................   440,500            40,058
 Yahoo!, Inc. * ....................................   204,000            25,271
                                                                        --------
                                                                         427,865
Consumer - Miscellaneous - 1.3%
 Avery Dennison Corp. ..............................   233,000            15,640
 Black & Decker Corp. ..............................   644,500            25,337
 Sherwin-Williams Co. ..............................   465,900             9,871
                                                                        --------
                                                                          50,848
Cosmetics and Personal Care Products - 0.4%
 Colgate-Palmolive Co. .............................   126,000             7,544
 Procter & Gamble Co. ..............................   126,400             7,237
                                                                        --------
                                                                          14,781
Diversified Operations - 6.7%
 Corning, Inc. .....................................    56,300            15,194
 Danaher Corp. .....................................   116,900             5,779
 El Paso Energy Corp. ..............................   425,200            21,659
 General Electric Co. .............................. 2,835,600           150,287
 Illinois Tool Works, Inc. .........................   220,600            12,574
 Textron, Inc. .....................................   396,100            21,513
 Tyco International, Ltd. ..........................   790,000            37,426
                                                                        --------
                                                                         264,432
Electric Power - 2.7%
 Ameren Corp. ......................................   161,000             5,434
 Dominion Resources, Inc. ..........................   580,400            24,885
 Duke Energy Co. ...................................   819,400            46,194
 Reliant Energy, Inc. ..............................   970,100            28,678
                                                                        --------
                                                                         105,191
Electronic Products and Services - 8.3%
 Agilent Technologies, Inc. * ......................   138,410            10,208
 Altera Corp. * ....................................   159,100            16,218
 Analog Devices, Inc. * ............................   163,900            12,456
 Applied Materials, Inc. * .........................   239,900            21,741
 Applied Micro Circuits Corp. * ....................    37,400             3,693
 Cisco Systems, Inc. * ............................. 2,430,600           154,495
 Linear Technology Corp. ...........................   202,900            12,973
 Maxim Integrated Products, Inc. * .................   141,800             9,634
 Motorola, Inc. ....................................   696,000            20,227
 Solectron Corp. * .................................   207,900             8,706
 Teradyne, Inc. * ..................................    98,300             7,225
 Texas Instruments, Inc. ...........................   566,900            38,939
 Xilinx, Inc. * ....................................   121,700            10,048
                                                                        --------
                                                                         326,563
Financial Services - 4.7%
 Associates First Capital Corp. - Cl. A * ..........   403,200             8,996
 Citigroup, Inc. ................................... 2,528,800           152,360
 Mellon Financial Corp. ............................   659,700            24,038
                                                                        --------
                                                                         185,394

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SCHEDULE OF INVESTMENTS -- Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                         Market
       Name of Issuer                                  Shares             Value
                                                                         (000's)
COMMON STOCK - Continued

Food, Beverage and Tobacco - 1.9%
 Anheuser-Busch Cos., Inc. .........................   177,900         $  13,287
 Philip Morris Cos., Inc. ..........................   893,800            23,741
 Quaker Oats Co. ...................................   218,100            16,385
 Sara Lee Corp. ....................................    81,100             1,566
 Seagram Co., Ltd. .................................   217,900            12,638
 UST, Inc. .........................................   613,700             9,014
                                                                       ---------
                                                                          76,631
Health Care Products - 14.7%
 Allergan, Inc. ....................................   379,300            28,258
 American Home Products Corp. ......................   439,000            25,791
 Bausch & Lomb, Inc. ...............................   172,200            13,324
 Bristol-Myers Squibb Co. .......................... 1,484,600            86,478
 Eli Lilly & Co. ...................................   297,400            29,703
 Johnson & Johnson .................................   269,900            27,496
 Merck & Co., Inc. .................................   801,200            61,392
 Pfizer, Inc. ...................................... 4,076,300           195,662
 Pharmacia Corp. ...................................   973,500            50,318
 Schering-Plough Corp. ............................. 1,228,800            62,054
                                                                       ---------
                                                                         580,476
Insurance - 5.4%
 American General Corp. ............................   435,300            26,553
 Aon Corp. .........................................   655,000            20,346
 AXA Financial, Inc. ...............................   811,500            27,591
 Cigna Corp. .......................................   414,400            38,746
 Hartford Financial Services Group, Inc. ...........   469,800            26,280
 Lincoln National Corp. ............................   641,100            23,160
 Marsh & McLennan Cos., Inc. .......................   340,100            35,519
 St. Paul Cos., Inc. ...............................   455,100            15,530
                                                                       ---------
                                                                         213,725
Machinery - 0.5%
 Ingersoll-Rand Co. ................................   495,100            19,928

Media - Publishing - 0.7%
 AT&T Corp. - Liberty Media Group - Cl. A * ........ 1,077,300            26,125

Media - TV / Radio - 2.4%
 Infinity Broadcasting Corp. - Cl. A * .............   436,600            15,908
 Time Warner, Inc. .................................   433,800            32,969
 Viacom, Inc. - Cl. B * ............................   646,800            44,104
                                                                       ---------
                                                                          92,981
Oil - 1.1%
 Royal Dutch Petroleum Co. - NY Shares .............   687,600            42,330

Oil and Natural Gas Exploration and Production - 3.7%
 Chevron Corp. .....................................   275,800            23,391
 Exxon Mobil Corp. ................................. 1,125,500            88,352
 Kerr-McGee Corp. ..................................   364,700            21,495
 USX-Marathon Group ................................   436,400            10,937
                                                                       ---------
                                                                         144,175
Paper and Forest Products - 0.5%
 Kimberly-Clark Corp. ..............................   191,000            10,959
 Willamette Industries, Inc. .......................   296,900             8,090
                                                                       ---------
                                                                          19,049
Personal and Commercial Lending - 0.4%
 MBNA Corp. ........................................   619,400            16,801

Retail - Department Stores - 5.7%
 Federated Department Stores, Inc. * ...............   330,500            11,154
 Gap, Inc. ......................................... 1,744,000            54,500
 Home Depot, Inc. ..................................   893,800            44,634
 Limited, Inc. .....................................   629,800            13,620
 Lowe's Cos., Inc. .................................   249,500            10,245
 RadioShack Corp. ..................................    45,400             2,151
 Target Corp. ......................................   108,200             6,276
 TJX Cos., Inc. .................................... 1,092,900            20,492
 Wal-Mart Stores, Inc. ............................. 1,043,300            60,120
                                                                       ---------
                                                                         223,192
Telecommunication Equipment - 3.4%
 ADC Telecommunications, Inc. * ....................   210,800            17,681
 JDS Uniphase Corp. * ..............................    70,600             8,463
 Lucent Technologies, Inc. .........................   750,000            44,438
 Nortel Networks Corp. .............................   923,800            63,049
 RF Micro Devices, Inc. * ..........................    29,600             2,594
                                                                       ---------
                                                                         136,225
Telecommunication Services - 2.4%
 Clear Channel Communications, Inc.* ...............   161,300            12,097
 Sprint PCS (PCS Group) * ..........................   522,800            31,107
 WorldCom, Inc. * .................................. 1,131,300            51,898
                                                                       ---------
                                                                          95,102
Telephone - 2.7%
 Alltel Corp. ......................................    90,200             5,587
 AT&T Wireless Group * .............................   423,600            11,808
 Bell Atlantic Corp. ...............................   354,800            18,028
 SBC Communications, Inc. ..........................   971,000            41,996
 Sprint Corp. ......................................   545,000            27,795
                                                                       ---------
                                                                         105,214
Transportation Services - 0.5%
 Kansas City Southern Industries, Inc. .............   137,900            12,230
 UAL Corp. .........................................   105,800             6,156
                                                                       ---------
                                                                          18,386
U.S. Government Agencies - 1.1%
 Federal National Mortgage Assoc. ..................   828,600            43,243
                                                                       ---------
                                 TOTAL COMMON STOCK-     98.5%         3,936,881

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
                                    Par              Market
                                   Value             Value
                                  (000's)           (000's)

SHORT-TERM INVESTMENTS - 1.4%

 Investment in joint trading
  account (Note B)
  6.853% due 07/03/00 ......   $     56,430      $     56,430
                               ------------      ------------
          TOTAL INVESTMENTS-           99.9%        3,993,311
      Receivables, less Cash
               and payables-            0.1%            2,947
                               ------------      ------------
                 NET ASSETS-          100.0%        3,996,258
                               ============      ============

* Non-income producing secruity.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                                  Market
         Name of Issuer                        Shares             Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 1.2%
 Boeing Co. (US) .......................       129,000         $   5,394
 General Dynamics Corp. (US) ...........       199,700            10,434
 Honeywell International, Inc.
  (US) .................................       254,200             8,563
 United Technologies Corp. (US) ........       236,500            13,924
                                                               ---------
                                                                  38,315
Auto and Truck Parts - 0.3%
 General Motors Corp. (US) .............       111,500             6,474
 Lear Corp. (US) .......................       173,700             3,474
 Visteon Corp. (US) ....................        41,781               506
                                                               ---------
                                                                  10,454
Automobile - 0.6%
 Ford Motor Co. (US) ...................       319,100            13,721
 General Motors Corp. - Cl. H
  (US) .................................        48,000             4,212
                                                               ---------
                                                                  17,933
Banks - 1.7%
 AmSouth Bancorporation (US) ...........       300,000             4,725
 Comerica, Inc. (US) ...................       273,600            12,278
 FleetBoston Financial Corp. (US) ......       706,000            24,004
 J.P. Morgan & Co., Inc. (US) ..........       113,700            12,521
                                                               ---------
                                                                  53,528
Business Services - 0.1%
 Automatic Data Processing, Inc.
  (US) .................................        41,700             2,234

Chemicals - 0.8%
 Air Products & Chemicals, Inc.
  (US) .................................       219,800             6,773
 Dow Chemical Co. (US) .................       603,000            18,203
                                                               ---------
                                                                  24,976
Commercial Services - 0.7%
 Interpublic Group Cos., Inc.
  (US) .................................       183,300             7,882
 Omnicom Group, Inc. (US) ..............       119,000            10,598
 R.R. Donnelley & Sons Co. (US) ........       204,500             4,614
                                                               ---------
                                                                  23,094
Computer Equipment - 5.4%
 Compaq Computer Corp. (US) ............       331,500             8,474
 Comverse Technology, Inc. (US) ........        55,000             5,115
 Dell Computer Corp. (US) ..............       386,900            19,079
 Hewlett-Packard Co. (US) ..............       176,100            21,990
 Intel Corp. (US) ......................       527,100            70,467
 International Business Machines
  Corp. (US) ...........................       308,800            33,833
 Network Appliance, Inc. (US) ..........        61,300             4,934
 VERITAS Software Corp. (US) ...........        76,200             8,612
                                                               ---------
                                                                 172,504
Computer Software and Services - 6.7%
 America Online, Inc. (US) .............       343,200            18,104
 Electronic Data Systems Corp.
  (US) .................................       406,100            16,752
 EMC Corp. (US) ........................       281,700            21,673
 First Data Corp. (US) .................       443,000            21,984
 Intuit, Inc. (US) .....................       120,000             4,965
 Microsoft Corp. (US) ..................       790,500            63,240
 Oracle Corp. (US) .....................       481,200            40,451
 Sun Microsystems, Inc. (US) ...........       196,400            17,860
 Yahoo!, Inc. (US) .....................        98,200            12,164
                                                               ---------
                                                                 217,193
Consumer - Miscellaneous - 0.5%
 Avery Dennison Corp. (US) .............       104,500             7,014
 Black & Decker Corp. (US) .............       223,000             8,767
                                                               ---------
                                                                  15,781
Cosmetics and Personal Care Products - 0.5%
 Avon Products, Inc. (US) ..............       124,000             5,518
 Colgate-Palmolive Co. (US) ............        92,400             5,533
 Procter & Gamble Co. (US) .............       105,400             6,034
                                                               ---------
                                                                  17,085
Diversified Operations - 4.5%
 Corning, Inc. (US) ....................        39,100            10,552
 El Paso Energy Corp. (US) .............       195,800             9,974
 General Electric Co. (US) .............     1,524,600            80,804
 Illinois Tool Works, Inc. (US) ........       118,900             6,777
 Minnesota Mining & Manufacturing
  Co. (US) .............................       112,000             9,240
 Reynol ds & Reynol ds Co. - Cl.
  A (US) ...............................       178,100             3,250
 Textron, Inc. (US) ....................       138,600             7,528
 Tyco International, Ltd. (BM) .........       373,000            17,671
                                                               ---------
                                                                 145,796
Electric Power - 1.6%
 Ameren Corp. (US) .....................       201,400             6,797
 Dominion Resources, Inc. (US) .........       122,400             5,248
 Duke Energy Co. (US) ..................       341,000            19,224
 Pinnacle West Capital Corp. (US) ......       218,900             7,415
 Reliant Energy, Inc. (US) .............       483,500            14,294
                                                               ---------
                                                                  52,978
Electronic Products and Services - 5.0%
 Agilent Technologies, Inc. (US) .......        67,164             4,953
 Analog Devices, Inc. (US) .............        86,300             6,559
 Applied Materials, Inc. (US) ..........       113,900            10,322
 Cisco Systems, Inc. (US) ..............     1,142,700            72,633
 Lam Research Corp. (US) ...............       140,000             5,250
 Maxim Integrated Products, Inc.
  (US) .................................        87,800             5,965
 Motorola, Inc. (US) ...................       338,700             9,843
 Pitney Bowes, Inc. (US) ...............       123,000             4,920
 SCI Systems, Inc. (US) ................       119,200             4,671
 Solectron Corp. (US) ..................       178,000             7,454
 Teradyne, Inc. (US) ...................        42,100             3,094
 Texas Instruments, Inc. (US) ..........       268,200            18,422
 Xilinx, Inc. (US) .....................        63,800             5,268
                                                               ---------
                                                                 159,354

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO
                                                                 Market
         Name of Issuer                        Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Financial Services - 2.1%
 Associates First Capital Corp. -
  Cl. A (US) ..........................        200,000         $   4,463
 Citigroup, Inc. (US) .................        935,900            56,388
 Mellon Financial Corp. (US) ..........        166,100             6,052
                                                               ---------
                                                                  66,903
Food, Beverage and Tobacco - 1.1%
 Anheuser-Busch Cos., Inc. (US) .......        130,300             9,732
 ConAgra, Inc. (US) ...................        212,400             4,049
 PepsiCo, Inc. (US) ...................        153,600             6,825
 Philip Morris Cos., Inc. (US) ........        383,000            10,173
 Quaker Oats Co. (US) .................         78,800             5,920
                                                               ---------
                                                                  36,699
Health Care Products - 8.9%
 Allergan, Inc. (US) ..................        124,600             9,283
 American Home Products Corp.
  (US) ................................        250,000            14,688
 Bausch & Lomb, Inc. (US) .............        158,300            12,249
 Baxter International, Inc. (US) ......         65,400             4,598
 Bristol-Myers Squibb Co. (US) ........        536,000            31,222
 Cardinal Health, Inc. (US) ...........        124,800             9,235
 Eli Lilly & Co. (US) .................        150,600            15,041
 Johnson & Johnson (US) ...............        210,900            21,485
 Merck & Co., Inc. (US) ...............        443,500            33,983
 Pfizer, Inc. (US) ....................      2,011,900            96,571
 Pharmacia Corp. (US) .................        306,200            15,827
 Schering-Plough Corp. (US) ...........        439,700            22,205
                                                               ---------
                                                                 286,387
Health Care Services - 0.2%
 Wellpoint Health Networks, Inc.
  (US) ................................         89,100             6,454

Household Appliances / Furnishings - 0.1%
 Leggett & Platt, Inc. (US) ...........        234,700             3,873

Insurance - 3.3%
 American General Corp. (US) ..........        200,100            12,206
 Aon Corp. (US) .......................        267,900             8,322
 AXA Financial, Inc. (US) .............        523,800            17,809
 Cigna Corp. (US) .....................        197,900            18,504
 Hartford Financial Services
  Group, Inc. (US) ....................        230,300            12,882
 Lincoln National Corp. (US) ..........        326,400            11,791
 Marsh & McLennan Cos., Inc. (US)              142,100            14,840
  XL Capital, Ltd. - Cl. A (BM) .......        179,800             9,732
                                                               ---------
                                                                 106,086
Machinery - 0.3%
 Ingersoll-Rand Co. (US) ..............        248,700            10,010

Media - Publishing - 0.2%
 AT&T Corp. - Liberty Media Group
  - Cl. A (US) ........................        218,500             5,299

Media - TV / Radio - 1.2%
 Infinity Broadcasting Corp. -
  Cl. A (US) ..........................        160,300             5,841
 Time Warner, Inc. (US) ...............        215,100            16,348
 Viacom, Inc. - Cl. B (US) ............        227,800            15,533
                                                               ---------
                                                                  37,722
Oil - 0.9%
 Conoco, Inc. - Cl. A (US) ............        179,800             3,956
 Royal Dutch Petroleum Co. - NY
  Shares (NL) .........................        406,700            25,037
                                                               ---------
                                                                  28,993
Oil and Natural Gas Exploration and Production - 1.8%
 BP Amoco plc - ADR (GB) ..............         30,200             1,708
 Chevron Corp. (US) ...................         91,000             7,718
 Exxon Mobil Corp. (US) ...............        537,400            42,186
 Kerr-McGee Corp. (US) ................        113,200             6,672
                                                               ---------
                                                                  58,284
Paper and Forest Products - 0.3%
 Kimberly-Clark Corp. (US) ............        102,400             5,875
 Willamette Industries, Inc. (US) .....        158,300             4,314
                                                               ---------
                                                                  10,189
Personal and Commercial Lending - 0.1%
 MBNA Corp. (US) ......................         70,900             1,923

Retail - Department Stores - 3.4%
 Circuit City Stores, Inc. (US) .......         59,800             1,985
 Federated Department Stores,
  Inc. (US) ...........................        251,500             8,488
 Gap, Inc. (US) .......................        404,000            12,625
 Home Depot, Inc. (US) ................        368,300            18,392
 J.C. Penney Co., Inc. (US) ...........        250,000             4,609
 Limited, Inc. (US) ...................        275,600             5,960
 Lowe's Cos., Inc. (US) ...............        157,400             6,463
 Target Corp. (US) ....................        115,000             6,670
 TJX Cos., Inc. (US) ..................        460,200             8,629
 Wal-Mart Stores, Inc. (US) ...........        617,800            35,601
                                                               ---------
                                                                 109,422
Steel - 0.2%
 USX-U.S. Steel Group, Inc. (US) ......        336,800             6,252

Telecommunication Equipment - 2.1%
 ADC Telecommunications, Inc.
  (US) ................................         93,300             7,826
 JDS Uniphase Corp. (US) ..............         48,600             5,826
 Lucent Technologies, Inc. (US) .......        391,900            23,220
 Nortel Networks Corp. (CA) ...........        442,700            30,214
                                                               ---------
                                                                  67,086
Telecommunication Services - 1.7%
 Clear Channel Communications,
  Inc. (US) ...........................        119,500             8,962
 Sprint PCS (PCS Group) (US) ..........        376,800            22,420
 WorldCom, Inc. (US) ..................        540,400            24,791
                                                               ---------
                                                                  56,173

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO
                                                                 Market
         Name of Issuer                        Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Telephone - 1.6%
 Bell Atlantic Corp. (US) ................     216,600         $  11,006
 BellSouth Corp. (US) ....................     110,300             4,701
 SBC Communications, Inc. (US) ...........     600,000            25,950
 Sprint Corp. (US) .......................     214,900            10,960
                                                               ---------
                                                                  52,617
Transportation Services - 0.3%
 Kansas City Southern Industries,
  Inc. (US) ..............................      53,700             4,763
 Union Pacific Corp. (US) ................     139,300             5,180
                                                               ---------
                                                                   9,943
U.S. Government Agencies - 0.6%
 Federal National Mortgage Assoc.
  (US) ...................................     355,400            18,547
                                                               ---------
              TOTAL COMMON STOCK-                 60.0%        1,930,087

                                               Par               Market
                                              Value               Value
                                             (000's)             (000's)
CORPORATE BONDS

Financial Services - 0.1%
 Citibank Credit Card Master
  Trust I - Ser. 1998-6 Cl.A (US)
 5.85% due 04/10/03 .....................   $    5,500             5,436

Personal and Commercial Lending - 0.2%
 Chase Manhattan Credit Card
  Master Trust (US)
 7.04% due 02/15/05 .....................        4,000             3,993
 MBNA Master Credit Card Trust (US)
 6.6% due 11/15/04 ......................        2,000             1,982
                                                               ---------
                                                                   5,975
                                                               ---------
           TOTAL CORPORATE BONDS-                  0.3%           11,411

PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.4%
 Lockheed Martin Corp. (US)
 6.85% due 05/15/01 .....................        7,000             6,968
 Lockheed Martin Corp. - Bonds (US)
 8.5% due 12/01/29 ......................        4,645             4,730
 Raytheon Co. - Notes (US)
 6.45% due 08/15/02 .....................        2,290             2,236
                                                               ---------
                                                                  13,934
Automobile - 0.6%
 Ford Motor Co. - Bonds (US)
 6.625% due 10/01/28 ....................       16,155            13,637
 General Motors (US)
 1.25% due 12/20/04 .....................      500,000             4,689
                                                               ---------
                                                                  18,326
Banks - 3.0%
 Bank of America Corp. - Sub.
  Notes (US)
 7.8% due 02/15/10 ......................        5,820             5,789
 Banponce Financial Corp.
  Mountain Bank Ent - Ser C. (US)
 6.58% due 11/25/03 .....................       11,040            10,701
 Capital One Bank - Notes (US)
 7.08% due 10/30/01 .....................        2,950             2,924
 Deutsche Augleichsbank (DE)
 4.0% due 07/04/09 ......................        6,000             5,038
 Development Bank of Japan (JP)
 1.75% due 06/21/10 .....................      385,000             3,573
 European Investment Bank - Notes (XU)
 3.0% due 09/20/06 ......................      620,000             6,428
 European Investment Bank - Sr.
  Unsub. (LU)
 6.0% due 11/26/04 ......................        1,350             2,019
 European Investment Bank (XU)
 8.75% due 08/25/17 .....................          880             1,698
 European Investor Bank (LU)
 8.0% due 06/10/03 ......................        1,000             1,569
 International Bank of
  Reconstruction & Development -
  Notes (XU)
 2.0% due 02/18/08 ......................    1,170,000            11,456
 International Bank of
  Reconstruction & Development -
  Debs. (XU)
 4.5% due 03/20/03 ......................    1,810,000            18,910
 International Bank of
  Reconstruction & Development -
  Debs. (JP)
 4.75% due 12/20/04 .....................      450,000             4,940
 International Bank of
  Reconstruction & Development -
  Debs. (XU)
 9.25% due 07/20/07 .....................        2,710             4,747
 J.P. Morgan & Co., Inc. - Sr.
  Notes (US)
 5.75% due 02/25/04 .....................        3,000             2,835
 Korea Development Bank - Bonds (US)
 7.125% due 09/17/01 ....................        4,600             4,560
 Korea Development Bank - Notes (US)
 7.125% due 04/22/04 ....................        8,300             8,026
                                                               ---------
                                                                  95,213
Brokerage and Investment Management - 0.3%
 Lehman Brothers Holdings, Inc.
  - Notes (US)
 6.5% due 10/01/02 ......................        7,455             7,274
 6.625% due 04/01/04 ....................        3,000             2,864
                                                               ---------
                                                                  10,138
Business Services - 0.1%
 Comdisco, Inc. - Notes (US)
 5.95% due 04/30/02 .....................        4,200             3,995

Computer Equipment - 0.1%
 International Business Machines
  Corp. - Notes (US)
 5.625% due 04/12/04 ....................        2,870             2,735

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                  Par             Market
         Name of Issuer                          Value             Value
                                                (000's)           (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Diversified Operations - 0.5%
 El Paso Energy Corp. - Sr. Notes (US)
 6.625% due 07/15/01 ......................   $  3,180          $  3,145
 Tyco International Group SA (LU)
 6.125% due 06/15/01 ......................      9,400             9,282
 Tyco International, Ltd. - Notes (BM)
 6.5% due 11/01/01 ........................      5,000             4,971
                                                                --------
                                                                  17,398
Electric Power - 0.1%
 Ontario-Hydro (CA)
 9.0% due 06/24/02 ........................      4,150             2,951

Financial Services - 4.6%
 Amresco Commercial Mortgage
  Funding I - Ser. 1997-C1 Cl. A3 (US)
 7.19% due 06/17/29 .......................      6,980             6,881
 Associates Corp. of North
  America - Sr. Notes (US)
 5.5% due 02/15/02 ........................      4,000             3,885
 Baden-Wurttemberg L-Finance BV (DE)
 6.75% due 06/22/05 .......................      9,500             4,845
 Capital One Financial Corp. - Notes (US)
 7.25% due 12/01/03 .......................     10,000             9,648
 Chase Commercial Mortgage
  Securities Corp. - Ser. 1997-1
  Cl. A2 (US)
 7.37% due 02/19/07 .......................     13,300            13,282
 Contimortgage Home Equity Loan
  Trust (US)
 6.0% due 12/25/16 ........................     15,000            14,709
 Countrywide Funding Corp. (US)
 7.0% due 10/25/23 ........................      9,000             8,755
 Finova Capital Corp. - Notes (US)
 7.25% due 11/08/04 .......................      2,310             2,035
 Green Tree Financial Corp. (US)
 6.68% due 01/15/29 .......................     12,400            12,276
 Green Tree Financial Corp. -
  Ser. 1996-8 Cl. A6 (US)
 7.6% due 10/15/27 ........................      9,580             9,562
 Household Finance Corp. - Sr. Notes (US)
 5.125% due 06/24/09 ......................      6,300             5,510
 Household Finance Corp. - Notes (US)
 7.875% due 03/01/07 ......................      9,140             9,095
 KFW International Finance - Debs. (US)
 10.625% due 09/03/01 .....................        500               787
 Lehman Brothers Holdings - Notes (US)
 7.75% due 01/15/05 .......................     10,000             9,905
 Mortgage Capital Funding, Inc. -
  Ser. 1996 - MC2 Cl. A1 (US)
 6.758% due 02/20/04 ......................      7,324             7,220
 PNC Funding Corp. - Sub. Notes (US)
 7.5% due 11/01/09 ........................     10,040             9,686
 Residential Asset Securities Corp. (US)
 6.11% due 05/25/24 .......................     10,000             9,694
 Salomon, Inc. - Sr. Notes (US)
 7.2% due 02/01/04 ........................      2,300             2,281
 Southern Pacific Secured Assets Corp. (US)
 6.27% due 03/25/19 .......................      2,775             2,743
 U.S. West Capital Funding, Inc. (US)
 6.875% due 08/15/01 ......................      6,265             6,235
                                                                --------
                                                                 149,034
Food, Beverage and Tobacco - 0.1%
 Philip Morris Cos., Inc. - Debs. (US)
 8.25% due 10/15/03 .......................      3,055             3,048

Foreign Governmental - 4.5%
 Government of Canada - Debs. (CA)
 9.75% due 06/01/21 .......................      2,470             2,421
 11.0% due 06/01/09 .......................      2,830             2,579
 12.0% due 03/01/05 .......................        630               527
 Government of France - Bonds (FR)
 8.5% due 04/25/03 ........................      7,300             7,576
 9.5% due 01/25/01 ........................      6,860             6,710
 Government of Japan - Bonds (JP)
 2.4% due 03/20/20 ........................    840,000             8,219
 Government of Netherlands - Bonds (NL)
 6.5% due 04/15/03 ........................      8,100             7,993
 7.75% due 03/01/05 .......................     10,700            11,252
 Government of Sweden - Debs. (SE)
 6.5% due 10/25/06 ........................      9,700             1,168
 6.75% due 05/05/14 .......................      4,700               607
 Government of Sweden - Bonds (SE)
 10.25% due 05/05/03 ......................     12,600             1,613
 Hydro-Quebec - Bonds (CA)
 10.875% due 07/25/01 .....................        300               212
 Kingdom of Denmark - Bonds (DK)
 7.0% due 11/15/07 ........................      5,000               687
 7.0% due 11/10/24 ........................      3,400               499
 8.0% due 05/15/03 ........................     11,860             1,599
 9.0% due 11/15/00 ........................      3,750               485
 Kingdom of Spain - Notes (ES)
 3.1% due 09/20/06 ........................  1,280,000            13,244
 Province of Ontario (CA)
 7.75% due 06/04/02 .......................      4,000             4,041
 Province of Quebec - Debs. (CA)
 7.5% due 07/15/23 ........................     12,970            12,697
 Province of Quebec - Debs (CA)
 7.5% due 09/15/29 ........................      9,030             8,855
 Queensland Treasury Corp. - Bonds (AU)
 6.5% due 06/14/05 ........................        600               360
 Queensland Treasury Corp. -
 Global Notes (AU)
 8.0% due 08/14/01 ........................        525               320
 Queensland Treasury Corp. (AU)
 8.0% due 09/14/07 ........................      1,395               910

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO
                                                  Par             Market
         Name of Issuer                          Value             Value
                                                (000's)           (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Foreign Governmental - Continued
 Republic of Chile (US)
 6.875% due 04/28/09 .......................  $  3,795         $   3,506
 Republic of Italy - Notes (IT)
 3.5% due 06/20/01 .........................   800,000             7,784
 Republic of Italy - Bonds (IT)
 4.5% due 05/01/09 .........................     5,500             4,869
 Republic of Italy (XU)
 6.0% due 08/04/28 .........................     1,600             2,424
 Republic of Italy - Debs. (IT)
 8.5% due 01/01/04 .........................     6,800             7,140
 9.0% due 11/01/23 .........................    11,130            14,687
 10.5% due 04/28/14 ........................     1,250             2,596
 Treuhandanstalt (DE)
 7.75% due 10/01/02 ........................     6,410             6,469
                                                               ---------
                                                                 144,049
Health Care Products - 0.2%
 Beckman Instruments, Inc. - Sr.
  Notes (US)
 7.1% due 03/04/03 .........................     6,000             5,764

Health Care Services - 0.1%
 Tenet Healthcare Corp. - Sr. Notes (US)
 8.0% due 01/15/05 .........................     4,900             4,716

Media - TV / Radio - 0.3%
 Cox Communications, Inc. - Debs. (US)
 6.8% due 08/01/28 .........................     3,115             2,664
 News America, Inc. - Debs. (US)
 7.125% due 04/08/28 .......................     2,640             2,221
 Time Warner, Inc. - Notes (US)
 8.18% due 08/15/07 ........................     1,325             1,354
 Viacom, Inc. - Sr. Notes (US)
 7.75% due 06/01/05 ........................     3,525             3,550
                                                               ---------
                                                                   9,789

Municipals - 0.2%
 Tennessee Valley Authority - Bonds (US)
 6.375% due 09/18/06 .......................    11,000             5,583

Natural Gas Distribution - 0.4%
 KN Energy, Inc. - Sr. Notes (US)
 6.45% due 11/30/01 ........................     7,555             7,420
 6.45% due 03/01/03 ........................     4,590             4,450
 Williams Gas Pipeline Center -
  Sr. Notes 144A (US)
 7.375% due 11/15/06 .......................     1,300             1,276
                                                               ---------
                                                                  13,146

Oil - 0.1%
 Conoco, Inc. - Notes (US)
 5.9% due 04/15/04 .........................     2,000             1,905

Oil - Equipment and Services - 0.1%
 Petroleum Geo-Services ASA - Sr.
  Notes (NO)
 7.125% due 03/30/28 .......................     5,605             4,637

Oil and Natural Gas Exploration and Production - 0.2%
 Amerada Hess Corp. - Bonds (US)
 7.875% due 10/01/29 .......................     1,790             1,757
 Gulf Canada Resources, Ltd. -
  Sr. Notes (CA)
 8.35% due 08/01/06 ........................     4,460             4,407
                                                               ---------
                                                                   6,164
Personal and Commercial Lending - 2.3%
 CS First Boston Mortgage
  Securities Corp. (US)
 6.91% due 01/15/08 ........................     7,852             7,707
 EQCC Home Equity Loan Trust (US)
 6.223% due 06/25/11 .......................     9,300             9,144
 Ford Motor Credit Co. (US)
 1.2% due 02/07/05 .........................   500,000             4,682
 Ford Motor Credit Co. (LU)
 5.25% due 06/16/08 ........................    10,250             4,746
 Ford Motor Credit Co. - Notes (US)
 6.125% due 04/28/03 .......................     3,000             2,888
 General Motors Acceptance Corp. (US)
 4.0% due 02/09/06 .........................     6,800             5,805
 General Motors Acceptance Corp.
 - Bonds (US)
 5.5% due 01/14/02 .........................     5,000             4,867
 Household Finance Corp. - Notes (US)
 6.0% due 05/01/04 .........................     7,020             6,616
 Money Store Home Equity Trust -
  Ser. 1996-B A7 (US)
 7.55% due 02/15/20 ........................    10,050            10,025
 Residential Asset Securities Corp. (US)
 7.18% due 01/25/25 ........................     4,000             3,956
 Residential Funding Mortgage
  Securities Ser. 1999-HI4 Cl. A2 (US)
 6.78% due 12/25/24 ........................     9,740             9,644
 U.S. West Capital Funding, Inc. (US)
 6.875% due 07/15/28 .......................     3,360             2,888
                                                               ---------
                                                                  72,968
Pollution Control - 0.1%
 WMX Technologies, Inc. - Notes (US)
 7.125% due 06/15/01 .......................     2,715             2,670

Real Estate Investment Trust - 0.6%
 Residential Asset Securitization
  Trust - Ser. 1998-A8 Cl. A3 (US)
 6.75% due 08/25/28 ........................    20,258            19,962

Retail - Department Stores - 0.5%
 Federated Department Stores,
  Inc. - Sr. Notes (US)
 8.5% due 06/15/03 .........................     7,445             7,569
 Wal Mart Stores, Inc. (US)
 7.55% due 02/15/30 ........................     9,185             9,386
                                                               ---------
                                                                  16,955

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                  Par             Market
         Name of Issuer                          Value             Value
                                                (000's)           (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Retail - Food - 0.2%
 The Kroger Co. (US)
 8.05% due 02/01/10 ......................... $  5,630         $   5,595

Telecommunication Services - 0.2%
 CSC Hol dings, Inc. - Sr. Notes (US)
 8.125% due 07/15/09 ........................    5,000             4,875

Telephone - 0.4%
 AT&T Corp. - Notes (US)
 5.625% due 03/15/04 ........................    4,000             3,764
 MCI Worl dCom, Inc. - Notes (US)
 7.75% due 04/01/07 .........................    6,560             6,559
 Sprint Capital Corp. (US)
 6.875% due 11/15/28 ........................    3,380             2,924
                                                               ---------
                                                                  13,247
Transportation Services - 0.2%
 Delta Air Lines, Inc. (US)
 8.3% due 12/15/29 ..........................    9,130             8,007

U.S. Government Agencies - 11.8%
 Federal Home Loan Mortgage Corp. (US)
 6.0% due 12/15/26 ..........................   25,000            21,742
 Federal National Mortgage Assoc. (US)
 6.0% due 07/25/15 ..........................   95,210            89,291
 6.0% due 05/15/08 ..........................    9,500             8,859
 6.5% due 07/25/15 ..........................   21,390            20,620
 6.5% due 08/25/30 ..........................   55,305            52,125
 7.0% due 08/25/30 ..........................   24,000            23,156
 7.0% due 06/18/13 ..........................        -
 7.0% due 04/01/29 ..........................   17,687            17,522
 7.25% due 05/15/30 .........................   17,955            18,386
 7.5% due 07/25/30 ..........................   49,850            49,141
 8.0% due 07/25/30 ..........................   41,000            41,173
 Government National Mortgage Assoc. (US)
 1.0% due 07/15/30 ..........................   69,532            68,653
 7.5% due 07/15/30 ..........................   13,510            13,413
 8.0% due 12/15/17 ..........................   23,985            24,425
                                                               ---------
                                                                 448,506
U.S. Governmental - 6.6%
 U.S. Treasury (US)
 4.25% due 11/15/03 .........................    4,920             4,617
 U.S. Treasury - Bonds (US)
 5.25% due 02/15/29 .........................   11,590            10,286
 5.75% due 04/30/03 .........................    3,000             2,952
 5.875% due 11/15/04 ........................   31,435            30,978
 6.25% due 05/15/30 .........................   48,190            50,562
 6.75% due 08/15/26 .........................   14,010            15,076
 8.875% due 08/15/17 ........................    4,450             5,672
 U.S. Treasury - Notes (US)
 5.875% due 11/15/05 ........................   19,000            18,674
 6.5% due 05/31/02 ..........................    5,670             5,677
                                                               ---------
                                                                 144,494
                                                               ---------
     TOTAL PUBLICLY-TRADED BONDS-                 38.8%        1,249,804

SHORT-TERM INVESTMENTS - 11.7%
 Investment in joint trading account
  (Note B) (US)
 6.853% due 07/03/00 ........................  376,055           376,055
                                              --------         ---------
                           TOTAL INVESTMENTS-    110.8%        3,567,450
         Payables, less cash and receivables-    (10.8)%        (348,278)
                                              --------         ---------
                                  NET ASSETS-    100.0%        3,219,172


ADR - American Depository Receipt

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $1,276 or 0.04% of net assets of the Portfolio.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                            Market               % of
                          Country            Value            Long-Term
                        Abbreviation        (000's)          Investments

United States                US            2,870,178            89.9%
Canada                       CA               68,904             2.1%
Supra National               XU               45,664             1.4%
Netherlands                  NL               44,282             1.4%
Italy                        IT               37,076             1.2%
Bermuda                      BM               32,374             1.1%
Luxembourg                   LU               17,616             0.6%
Japan                        JP               16,732             0.5%
Germany                      DE               16,352             0.5%
France                       FR               14,285             0.4%
Spain                        ES               13,244             0.4%
Norway                       NO                4,637             0.1%
Sweden                       SE                3,389             0.1%
Denmark                      DK                3,270             0.1%
United Kingdom               GB                1,708             0.1%
Australia                    AU                1,591             0.1%
                                          ----------         --------
                                          $3,191,302           100.0%
                                          ==========         ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO
                                                       Par         Market
                 Name of Issuer                       Value         Value
                                                     (000's)       (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.7%
 Raytheon Co. - Notes
 6.45% due 08/15/02 ..............................   $  500         $  488

Banks - 13.5%
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02 .............................    1,900          1,858
 Banponce Corp. - Notes
 6.54% due 11/06/01 ..............................    1,000            986
 6.55% due 10/10/00 ..............................    1,100          1,098
 Capital One Bank - Notes
 7.0% due 04/30/01 ...............................    1,000            998
 First Hawaiian, Inc. - Sub. Notes
 6.25% due 08/15/00 ..............................    2,000          1,997
 First Union Corp. - Notes
 6.95% due 11/01/04 ..............................      500            486
 J.P. Morgan & Co., Inc. - Sr. Notes
 5.75% due 02/25/04 ..............................    1,000            945
 Star Banc Corp. - Notes
 5.875% due 11/01/03 .............................      600            569
 Westpac Banking Corp. - Sub. Debs.
 9.125% due 08/15/01 .............................    1,000          1,019
                                                                    ------
                                                                     9,956

Brokerage and Investment Management - 3.8%
 Donaldson, Lufkin & Jenrette, Inc. - Sr. Notes
 5.875% due 04/01/02 .............................    1,900          1,848
 Lehman Brothers Holdings, Inc. - Notes
 6.5% due 10/01/02 ...............................      470            459
 Morgan Stanley, Dean Witter, Discover & Co.
 5.625% due 01/20/04 .............................      500            469
                                                                    ------
                                                                     2,776

Business Services - 0.6%
 Comdisco, Inc. - Notes
 5.95% due 04/30/02 ..............................      500            476

Computer Equipment - 0.6%
 International Business Machines Corp. - Notes
 5.625% due 04/12/04 .............................      500            476

Cosmetics and Personal Care Products - 2.6%
 Dial Corp. - Notes
 5.9% due 10/25/01 ...............................    2,000          1,951

Diversified Operations - 3.5%
 CMS Panhandle Holding - Sr. Notes
 6.125% due 03/15/04 .............................    1,000            937
 El Paso Energy Corp. - Sr. Notes
 6.625% due 07/15/01 .............................      500            494
 Tyco International Group SA
 6.125% due 06/15/01 .............................    1,200          1,185
                                                                    ------
                                                                     2,616

Electric Power - 0.7%
 Niagara Mohawk Power Corp. - Sr. Notes
 7.25% due 10/01/02 ..............................      499            492

Financial Services - 12.1%
 Associates Corp. of North America - Sr. Notes
 5.75% due 11/01/03 ..............................      450            425
 AT&T Capital Corp.
 6.875% due 01/16/01 .............................      910            909
 Finova Capital Corp. - Notes
 5.875% due 10/15/01 .............................      500            454
 Gatx Capital Corp. - Notes
 6.5% due 11/01/00 ...............................    1,750          1,744
 General Motors Acceptance Corp. - Notes
 7.48% due 02/28/03 ..............................    1,200          1,200
 Green Tree Financial Corp. - Ser. 1996-8 Cl. A6
 7.6% due 10/15/27 ...............................      680            679
 Heller Financial, Inc. - Notes
 6.25% due 03/01/01 ..............................    1,500          1,489
 Lehman Brothers Holdings - Notes
 7.75% due 01/15/05 ..............................      550            545
 PNC Funding Corp.
 7.0% due 09/01/04 ...............................      500            489
 Salomon, Inc.  - Sr. Notes
 7.2% due 02/01/04 ...............................      500            496
 U.S. West Capital Funding, Inc.
 6.875% due 08/15/01 .............................      500            498
                                                                    ------
                                                                     8,928

Food, Beverage and Tobacco - 0.9%
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03 ..............................      640            639

Health Care Products - 1.9%
 Beckman Instruments, Inc. - Sr. Notes
 7.1% due 03/04/03 ...............................    1,475          1,417

Health Care Services - 0.5%
 Tenet Healthcare Corp. - Sr. Notes
 8.625% due 12/01/03 .............................      360            357

Media - TV / Radio - 1.4%
 Continental Cablevision - Sr. Notes
 8.5% due 09/15/01 ...............................    1,010          1,024

Natural Gas Distribution - 2.4%
 Enron Corp. - Debs.
 9.125% due 04/01/03 .............................      500            518
 KN Energy, Inc. - Sr. Notes
 6.45% due 03/01/03 ..............................    1,300          1,260
                                                                    ------
                                                                     1,778

Oil - 1.4%
 Coastal Corp. - Sr. Notes
 8.125% due 09/15/02 .............................      500            509
 Conoco, Inc. - Notes
 5.9% due 04/15/04 ...............................      550            524
                                                                    ------
                                                                     1,033

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO

                                                       Par         Market
                 Name of Issuer                       Value         Value
                                                     (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Oil - Equipment and Services - 1.3%
 Petroleum-Geo Services ASA - Bonds
 6.25% due 11/19/03 ............................   $1,000        $   946

Oil and Natural Gas Exploration and Production - 1.6%
 Gulf Canada Resources, Ltd. - Sr. Notes
 8.35% due 08/01/06 ............................      170            168
 Occidental Petroleum Corp. - Notes
 8.5% due 11/09/01 .............................    1,000          1,008
                                                                 -------
                                                                   1,176
Personal and Commercial Lending - 8.9%
 American General Finance Corp. - Notes
 5.75% due 11/23/01 ............................    1,270          1,242
 Covenant Transport, Inc. - Cl. A
 7.6% due 12/15/29 .............................      252            246
 Ford Motor Credit Co. - Sr. Notes
 5.75% due 02/23/04 ............................    1,500          1,410
 Green Tree Financial Corp. - Ser. 1996-F
 7.3% due 01/15/28 .............................      269            269
 Househol d Finance Corp. - Notes
 6.0% due 05/01/04 .............................    1,000            942
 MBNA America Bank N.A. - Notes
 5.96% due 08/10/00 ............................    2,000          1,998
 Money Store Home Equity Trust - Ser. 1996-B A7
 7.55% due 02/15/20 ............................      232            232
 Money Store Home Equity Trust - Ser. 1997-D AF3
 6.345% due 11/15/21 ...........................      232            230
                                                                 -------
                                                                   6,569
Pollution Control - 0.7%
 WMX Technologies, Inc. - Notes
 7.125% due 06/15/01 ...........................      570            561

Real Estate Investment Trust - 2.3%
 Franchise Finance Corp. of America - Sr. Notes
 7.0% due 11/30/00 .............................    1,400          1,395
 Residential Asset Securitization Trust - Ser.
  1998-A8 Cl. A3
 6.75% due 08/25/28 ............................      323            318
                                                                 -------
                                                                   1,713
Retail - Department Stores - 2.8%
 Dillard's, Inc. - Notes
 5.79% due 11/15/01 ............................      975            932
 Federated Department Stores, Inc. - Sr. Notes
 8.5% due 06/15/03 .............................    1,090          1,108
                                                                 -------
                                                                   2,040
Retail - Food - 0.7%
 Safeway, Inc. - Notes
 5.875% due 11/15/01 ...........................      500            491

Telecommunication Services - 2.0%
 Cox Communications, Inc. - Notes
 7.0% due 08/15/01 .............................    1,500          1,492

Telephone - 2.0%
 MCI Worldcom, Inc. - Sr. Notes
 6.125% due 08/15/01 ...........................    1,500          1,481

Transportation Services - 2.7%
 Norfolk Southern Corp. - Notes
 6.875% due 05/01/01 ...........................    2,000          1,994

U.S. Government Agencies - 10.6%
 Federal Home Loan Bank
 8.0% due 06/01/10 .............................    1,289          1,301
 Federal Home Loan Mortgage Corp.
 7.75% due 01/15/21 ............................      455            457
 Federal National Mortgage Assoc.
 7.0% due 12/01/10 .............................    1,868          1,850
 7.0% due 06/18/13 .............................
 Government National Mortgage Assoc.
 1.0% due 12/31/99 .............................      756            748
                                                                 -------
                                                                   4,356
U.S. Governmental - 10.6%
 U.S. Treasury - Bonds
 4.25% due 11/15/03 ............................      530            498
 5.875% due 02/15/04 ...........................    3,610          3,560
 5.875% due 11/15/04 ...........................      690            680
 U.S. Treasury - Notes
 5.5% due 07/31/01 .............................    2,000          1,980
 6.375% due 09/30/01 ...........................    4,500          4,492
                                                                 -------
                                                                  11,210
                                                                 -------
                     TOTAL PUBLICLY-TRADED BONDS-    92.7%        68,436


SHORT-TERM INVESTMENTS - 6.8%

Investment in joint trading account (Note B)
  6.853% due 07/03/00 ..........................    5,035          5,035
                                                  -------        -------
                              TOTAL INVESTMENTS-     99.5%        73,471
            Receivables, less Cash and payables-      0.5%           336
                                                  -------        -------
                                     NET ASSETS-    100.0%        73,807


See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO


                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK
Auto and Truck Parts - 2.9%
 Avis Rent A Car, Inc. * ....................    16,100        $   302
 Cummins Engine Company, Inc. ...............    24,900            679
 Lear Corp. * ...............................    36,900            738
 Superior Industries International, Inc. ....     9,300            239
 Tenneco Automotive, Inc. ...................    30,700            161
                                                               -------
                                                                 2,119
Automobile - 0.2%
 Wabash National Corp. ......................    11,400            136

Banks - 10.5%
 Bank United Corp. - Cl. A ..................    17,600            619
 Brookline Bancorp, Inc. ....................    21,300            244
 Cullen/Frost Bankers, Inc. .................    10,100            266
 Downey Financial Corp. .....................    20,090            582
 East West Bancorp, Inc. ....................    50,700            729
 Greater Bay Bancorp ........................     6,600            308
 Hudson United Bancorp ......................    15,494            348
 Imperial Bancorp * .........................    29,965            468
 Independence Community Bank Corp. ..........    30,900            409
 MAF Bancorp, Inc. ..........................    17,100            311
 Provident Financial Group ..................    15,400            367
 Queens County Bancorp ......................    14,900            275
 Richmond County Financial Corp. ............    22,700            434
 Silicon Valley Bancshares * ................    16,400            699
 Southwest Bancorporation of Texas, Inc. * ..    13,200            274
 Sterling Bancshares, Inc. ..................    27,100            293
 Washington Federal, Inc. ...................    32,700            597
 Westamerica Bancorporation .................    11,400            298
                                                               -------
                                                                 7,521
Brokerage and Investment Management - 2.7%
 Affiliated Managers Group, Inc. * ..........     7,100            323
 Dain Rauscher Corp. ........................     5,300            350
 Investment Technology Group, Inc. ..........     5,000            213
 Jefferies Group, Inc. ......................    16,300            329
 John Nuveen Co. - Cl. A ....................     4,500            188
 Southwest Securities Group, Inc. ...........    13,900            518
                                                               -------
                                                                 1,921

Business Services - 0.3%
 American Management Systems, Inc. * ........     5,700            187

Chemicals - 4.0%
 Cambrex Corp. ..............................     5,700            257
 Cytec Industries, Inc. * ...................    13,700            338
 Ferro Corp. ................................    12,000            252
 Georgia Gulf Corp. .........................    26,700            556
 Lubrizol Corp. .............................    12,400            260
 Millennium Chemicals, Inc. .................    29,600            503
 Spartech Corp. .............................    10,500            284
 W.R. Grace & Co. ...........................    36,900            447
                                                               -------
                                                                 2,897
Commercial Services - 2.1%
 Advanced Marketing Services, Inc. ..........    11,600        $   214
 ADVO, Inc. .................................    10,700            449
 DeVry, Inc. * ..............................    10,200            270
 Diamond Technology Partners, Inc. ..........     1,900            167
 Sybase, Inc. * .............................    18,500            426
                                                               -------
                                                                 1,526
Computer Equipment - 0.5%
 Breakaway Solutions, Inc. * ................     1,800             49
 InFocus Corp. * ............................    10,500            338
                                                               -------
                                                                   387

Computer Software and Services - 2.1%
 Barra, Inc. * ..............................     5,300            263
 CAIS Internet, Inc. * ......................     9,700            136
 Cognizant Technology Solutions Corp. .......     2,900             96
 Eprise Corp. * .............................    11,100            182
 Fritz Computer, Inc. .......................    15,000            155
 Keynote Systems, Inc. * ....................       900             64
 MapInfo Corp. ..............................     4,400            179
 National Data Corp. ........................     7,800            179
 Quintus Corp. * ............................    11,500            228
                                                               -------
                                                                 1,482
Construction - 1.6%
 Del Webb Corp. .............................    13,800            211
 Granite Construction, Inc. .................    15,100            370
 Insituform Technologies, Inc. - Cl. A * ....     7,800            212
 NVR, Inc. * ................................     6,700            382
                                                               -------
                                                                 1,175

Consumer - Miscellaneous - 2.2%
 Briggs & Stratton Corp. ....................    16,600            569
 Fossil, Inc. * .............................    10,800            210
 NetRatings, Inc. * .........................     5,200            133
 The Topps Company, Inc. ....................    16,000            184
 Toro Co. ...................................     7,900            260
 Tupperware Corp. ...........................    11,500            253
                                                               -------
                                                                 1,609

Containers - 0.6%
 Healthcare Realty Trust, Inc. ..............    26,000            444

Cosmetics and Personal Care Products - 0.8%
 AptarGroup, Inc. ...........................    22,100            597

Diversified Operations - 1.1%
 Chemed Corp. ...............................    10,800            305
 Justin Industries, Inc. ....................     8,500            186
 Mark IV Industries, Inc. ...................     2,400             50
 Olin Corp. .................................    16,200            267
                                                               -------
                                                                   808

Electric Power - 3.2%
 Cleco Corp. ................................    14,000            469
 Idacorp, Inc. ..............................    22,500            725

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                Market
               Name of Issuer                    Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED
Electric Power - Continued
 Minnesota Power, Inc. ......................     9,400        $   163
 Public Service Co. of New Mexico ...........    32,000            494
 RGS Energy Group, Inc. .....................    19,100            425
                                                               -------
                                                                 2,276
Electrical Equipment - 0.6%
 Anixter International, Inc. ................     9,000            239
 Littelfuse, Inc. * .........................     4,600            225
                                                               -------
                                                                   464
Electronic Products and Services - 4.7%
 Audiovox Corp. - Cl. A * ...................     5,500            121
 Belden, Inc. ...............................     6,600            169
 Brooks Automation, Inc. * ..................     3,000            192
 Cymer, Inc. * ..............................     5,500            263
 Electroglas, Inc. * ........................     7,100            153
 Exar, Corp. * ..............................     4,500            392
 Harman International Industries, Inc. ......     3,600            219
 Helix Technology Corp. .....................     3,900            152
 Kemet Corp. * ..............................    12,200            306
 Kent Electronics Corp. * ...................     8,200            244
 Park Electrochemical Corp. .................     7,400            267
 Pioneer Standard Electronics, Inc. .........    11,300            167
 Rogers Corp. ...............................     6,200            217
 Sensormatic Electronics Corp. * ............    19,400            307
 Silicon Valley Group, Inc. * ...............     7,300            189
                                                               -------
                                                                 3,358
Energy - Alternative Source - 0.3%
 VECTREN Corp. ..............................    10,600            183
Engineering and Construction - 0.3%
 York International Corp. ...................     9,800            247
Financial Services - 0.3%
 Doral Financial Corp. ......................    20,800            238
Food, Beverage and Tobacco - 3.9%
 Applebee's International, Inc. .............     7,400            224
 Canandaigua Brands, Inc. - Cl. A * .........     3,100            157
 Corn Products International, Inc. ..........    20,600            546
 Dole Food Company ..........................    21,000            344
 NBTY, Inc. * ...............................    12,900             82
 Robert Mondavi Corp. - Cl. A .* ............    10,600            325
 Suiza Foods Corp. * ........................     9,600            469
 Universal Corp. ............................    29,600            625
                                                               -------
                                                                 2,772
Health Care Products - 1.6%
 Datascope Corp. * ..........................     7,000            252
 Owens and Minor, Inc. ......................    19,700            338
 Scott Technologies, Inc. ...................     8,300            143
 Varian Medical Systems, Inc. ...............    10,000            391
                                                               -------
                                                                 1,124
Health Care Services - 2.7%
 Accredo Health, Inc. .......................     5,300            183
 Bindley Western Industries, Inc. ...........    20,421            540
 First Health Group Corp. * .................    13,400            440
 Hooper Holmes, Inc. ........................    16,800            134
 Universal Health Services, Inc. - Cl. B * ..    10,100            662
                                                               -------
                                                                 1,959
Household Appliances / Furnishings - 1.7%
 Applica, Inc. ..............................    14,400            163
 Salton, Inc. * .............................    16,500            608
 Springs Industries, Inc. - Cl. A ...........    13,500            435
                                                               -------
                                                                 1,206
Housing - 1.1%
 Kaufman & Broad Home Corp. .................    11,100            220
 Pulte Corp. ................................    26,500            573
                                                               -------
                                                                   793
Insurance - 4.4%
 Commerce Group, Inc. .......................     8,900            262
 Delphi Financial Group, Inc. - Cl. A * .....    13,400            455
 Enhance Financial Services Group, Inc. .....    16,900            243
 Everest Re Group, Ltd. .....................    17,600            578
 Ohio Casualty Corp. ........................    19,200            204
 Presidential Life Corp. ....................    10,000            139
 Radian Group, Inc. .........................     5,700            295
 Selective Insurance Group ..................    39,300            747
 Stancorp Financial Group, Inc. .............     7,400            238
                                                               -------
                                                                 3,161
Leisure and Recreation - 1.4%
 Argosy Gaming Co. * ........................    13,500            194
 Aztar Corp. * ..............................    16,100            250
 Callaway Golf Co. ..........................    20,000            326
 Station Casinos, Inc. * ....................    10,300            257
                                                               -------
                                                                 1,027
Machinery - 3.6%
 Astec Industries, Inc. * ...................     8,000            203
 Graco, Inc. ................................    10,950            356
 Imation Corp. * ............................    14,700            432
 Kulicke and Soffa Industries * .............     3,100            184
 Manitowoc Co., Inc. ........................     7,500            201
 Stewart & Stevenson Services, Inc. .........    36,800            554
 Tecumseh Products Co. - Cl. A ..............    11,500            439
 Terex Corp. * ..............................    16,300            230
                                                               -------
                                                                 2,599
Media - Publishing - 0.5%
 McClatchy Newspapers, Inc. - Cl. A .........    11,800            391
Metal Product and Fabrication - 1.1%
 Commercial Metals Co. ......................    10,000            275
 Milacron, Inc. .............................    12,400            180

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - Continued

Metal Product and Fabrication - Continued
 Worthington Industries, Inc. ...............    31,800        $   334
                                                               -------
                                                                   789
Metals and Mining - 1.3%
 Century Aluminum Co. .......................    13,100            142
 Mueller Industries , Inc. ..................     9,800            274
 Precision Castparts Corp. ..................     8,500            385
 Quanex Corp. ...............................    10,200            152
                                                               -------
                                                                   953
Natural Gas Distribution - 2.2%
 Energen Corp. ..............................    14,800            323
 NUI Corp. ..................................     9,800            264
 Peoples Energy Corp. .......................    12,500            405
 UGI Corp. ..................................    16,400            336
 Washington Gas Light Co. ...................    10,600            255
                                                               -------
                                                                 1,583

Oil - 0.3%
 UTI Energy Corp. * .........................     6,200            249

Oil - Equipment and Services - 1.1%
 Marine Drilling Companies, Inc. * ..........     9,700            272
 ONEOK, Inc. ................................     5,800            150
 St. Mary Land & Exploration Co. ............     8,100            341
                                                               -------
                                                                   763
Oil and Natural Gas Exploration and Production - 2.6%
 Equitable Resources, Inc. ..................    12,500            603
 Patterson Energy, Inc. * ...................     9,700            276
 Tom Brown, Inc. ............................     7,100            164
 Valero Energy Corp. ........................    19,400            616
 Western Gas Resources, Inc. ................     9,200            193
                                                               -------
                                                                 1,852
Paper and Forest Products - 2.8%
 Louisiana-Pacific Corp. ....................    48,900            532
 P.H. Glatfelter Co. ........................    36,700            374
 Pope & Talbot, Inc. ........................    24,800            397
 Rayonier, Inc. .............................    10,700            384
 United Stationers, Inc. * ..................     9,500            307
                                                               -------
                                                                 1,994
Personal and Commercial Lending - 0.7%
 CompuCredit Corp. * ........................     7,800            234
 Metris Cos., Inc. ..........................    11,700            294
                                                               -------
                                                                   528
Precious Metals/Gems/Stones - 0.4%
 Stillwater Mining Co. * ....................     9,250            258

Real Estate Development - 1.4%
 LNR Property Corp. .........................    14,400            281
 Ryland Group, Inc. .........................    12,100            268
 Standard Pacific Corp. .....................    45,700            457
                                                               -------
                                                                 1,006
Real Estate Investment Trust - 10.0%
 Bedford Property Investors, Inc. ...........    20,400            379
 Capital Automotive REIT ....................    51,000            720
 Essex Property Trust, Inc. .................     8,900            374
 FelCor Lodging Trust, Inc. .................    34,136            631
 Gables Residential Trust ...................    21,600            558
 Hospitality Properties Trust ...............    12,100            273
 IRT Property Co. ...........................    34,900            297
 JDN Realty Corp. ...........................    13,400            137
 Kilroy Realty Corp. ........................     8,200            213
 Mack-Cali Realty Corp. .....................     6,200            159
 MeriStar Hospitality Corp. .................    20,300            426
 Mid-America Apartment Communities, Inc. ....    20,400            490
 National Health, Inc. ......................    30,500            335
 Prentiss Properties Trust ..................    14,700            353
 RFS Hotel Investors, Inc. ..................    24,500            288
 Shurgard Storage Centers, Inc. .............    21,100            475
 SL Green Realty Corp. ......................    16,600            444
 Sovran Self Storage, Inc. ..................    14,900            319
 The Macerich Co. ...........................    13,200            291
                                                               -------
                                                                 7,162
Retail - Department Stores - 4.0%
 Barnes & Noble, Inc. * .....................     9,200            205
 Cato Corp. - Cl. A .........................    21,400            249
 Dillard's, Inc. - Cl. A ....................    27,800            340
 Dollar Thrifty Automotive Group, Inc. * ....    16,300            300
 Footstar, Inc. * ...........................     7,900            263
 Payless ShoeSource, Inc. * .................     6,600            338
 Pier 1 Imports, Inc. .......................    19,800            193
 REX Stores Corp. ...........................     7,400            172
 Shopko Stores, Inc. ........................    10,900            168
 Zale Corp. * ...............................    18,100            661
                                                               -------
                                                                 2,889
Retail - Food - 1.8%
 CEC Entertainment, Inc. * ..................     7,700            197
 P.F. Chang's China Bistro, Inc. * ..........     5,600            179
 Ruby Tuesday, Inc. .........................    35,200            442
 Sonic Corp. * ..............................     7,600            223
 The Cheesecake Factory, Inc. * .............     8,350            230
                                                               -------
                                                                 1,271
Shoe and Apparel Manufacturing - 1.0%
 Brown Shoe Co., Inc. .......................    18,300            238
 Kellwood Co. ...............................    10,900            230
 Russell Corp. ..............................    10,800            216
                                                               -------
                                                                   684
Steel - 0.9%
 Ryerson Tull, Inc. .........................    22,900            237
 Texas Industries, Inc. .....................    14,300            413
                                                               -------
                                                                   650

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Telecommunication Equipment - 0.7%
 Cable Design Technologies Corp. ............    10,300        $   345
 Glenayre Technologies, Inc. * ..............    12,100            128
                                                               -------
                                                                   473
Telecommunication Services - 0.2%
 Intermedia Communications, Inc. * ..........     5,300            158

Transportation Services - 3.1%
 America West Hol dings Corp. - Cl. B * .....    22,400            383
 Landstar Systems, Inc. .....................     9,900            590
 Offshore Logistics, Inc. * .................    29,300            421
 Roadway Express, Inc. ......................    19,700            462
 Ryder System, Inc. .........................    15,200            288
 USFreightways Corp. ........................     4,900            120
                                                               -------
                                                                 2,264
                                                               -------
                          TOTAL COMMON STOCK-      97.5%        70,133

                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 2.4%
 Investment in joint trading account (Note B)
  6.853% due 07/03/00 .......................   $ 1,737          1,737
                                                -------        -------
                           TOTAL INVESTMENTS-      99.9%        71,870
        Cash and Receivables, less Payables -       0.1%            83
                                                -------        -------
                                  NET ASSETS-     100.0%        71,953
                                                =======        =======

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
             Name of Issuer                    Shares             Value
                                                                 (000's)
COMMON STOCK

Argentina - 0.1%
 Telefonica de Argentina SA - ADR
   (UTIT) ...............................       3,520           $    112

Australia - 1.9%
 Brambles Industries, Ltd. (DIOP)  ......      10,000                307
 Commonwealth Bank of Australia
   (BANK) ...............................      17,248                286
 Lend Lease Corp. (FINL) ................      10,052                128
 News Corp., Ltd. (MEDI) ................      40,242                554
 Publishing & Broadcasting, Ltd. (MEDP)        35,000                269
 TABCORP Holdings, Ltd. (LEIS) ..........      21,000                121
 Telstra Corp. * (TELS)  ................       9,000                 20
 Telstra Corp., Ltd. (TELS)  ............      64,000                259
                                                                --------
                                                                   1,944

Belgium - 0.6%
 Dexia (BANK)  ..........................       1,658                245
 Fortis (B) (INSU) ......................      11,860                345
 UCB SA (HEAL) ..........................         940                 34
                                                                --------
                                                                     624

Bermuda - 0.2%
 Dao Heng Bank Group, Ltd. (BANK)  ......      46,000                204

Brazil - 1.5%
 Embratel Participacoes SA - ADR (UTIT)..       4,000                 95
 Tele Sudeste Celular Participacoes SA -
   ADR * (TELS) .........................       2,271                 69
 Telecomicacoes de Sao Paulo (UTIT)  ....      11,358                210
 Telecomunicacoes Brasileiras SA - ADR
  (UTIT) ................................      11,358              1,103
 Unibanco - Uniao de Bancos Brasileiros
  SA - GDR (BANK)  ......................       4,000                115
                                                                --------
                                                                   1,592

Canada - 1.1%
 Alcan Aluminum, Ltd. (META) ............       3,360                104
 Celestica, Inc. * (COMM)  ..............      11,322                562
 NORTEL NETWORKS Corp. (TELE)  ..........       6,080                422
 Royal Bank of Canada (BANK) ............       1,540                 79
                                                                --------
                                                                   1,167

Denmark - 0.1%
 Tele Danmark A/S (TELS) ................       2,070                139

Finland - 2.9%
 Nokia Oyj (HEAL)  ......................      57,480              2,933

France - 12.1%
 Alcatel (TELE)  ........................      18,770              1,231
 Altran Technologies, Inc. SA (AERO) ....         760                149
 Aventis SA * (HEAL) ....................       1,662                119
 AXA SA (INSU) ..........................       7,365              1,160
 Banque Nationale de Paris (BANK)  ......       9,420                906
 Canal Plus (MEDI) ......................         510                 86
 Cap Gemini SA (COMM)  ..................       1,640                289
 Carrefour SA (RETF) ....................       1,252                 86
 Compagnie de St. Gobain (CONS)  ........       1,990                269
 Groupe Danone (FOOD)  ..................         520                 69
 Hermes International (RETS) ............       1,140                154
 L'Oreal (HNBA)  ........................         135                117
 Lafarge SA (CONS) ......................         486                 38
 Legrand SA (ELEQ) ......................       1,744                391
 Moet Hennessy-Louis Vuitton (FOOD)  ....         606                250
 Rhone-Poulenc SA (BANK) ................      12,209                891
 Sanofi-Synthelabo SA * (HEAL) ..........      14,538                693
 Schneider SA (MACH) ....................       1,761                123
 Societe Generale - Cl. A (BANK) ........       2,592                156
 Societe Television Francaise 1 (MEDI) ..      21,200              1,477
 Sodexho Alliance SA (LEIS)  ............         624                113
 STMICROELECTRONICS (ETRN) ..............       9,118                574
 Total Fina SA - Cl. B (OILX)  ..........      10,398              1,594
 Vivendi (DIOP)  ........................      16,865              1,489
                                                                --------
                                                                  12,424
Germany - 4.4%
 Allianz AG - Reg. (INSU)  ..............       1,590                571
 Bayer AG (CHEM) ........................       3,029                118
 Bayerische Vereinsbank AG (BANK)  ......      10,387                671
 Deutsche Bank AG (BANK) ................       8,024                660
 Deutsche Telekom AG (UTIT)  ............       9,044                516
 E.On AG (DIOP)  ........................       6,725                324
 Gehe AG (HEAL)  ........................       3,538                117
 Infineon Technologies AG (ETRN) ........       6,744                532
 Rhoen-Klinikum AG (HEAL)  ..............       1,390                 55
 SAP AG (SOFT) ..........................       5,640                843
 Siemens AG (DIOP) ......................       1,057                159
                                                                --------
                                                                   4,566
Hong Kong - 3.3%
 Cable & Wireless HKT, Ltd. (TELS) ......      82,800                183
 Cheung Kong (Holdings), Ltd. (READ) ....      48,000                528
 China Telecom (Hong Kong), Ltd.
  (TELS) ................................     104,000                917
 China Unicom, Ltd. * (TELS) ............     146,000                308
 Henderson Land Development Co., Ltd.
  (READ) ................................      44,000                193
 Hutchison Whampoa, Ltd. (COMM)  ........      64,900                816
 Pacific Century Cyberworks, Ltd. *
  (TELE) ................................     167,000                330
 Sun Hung Kai Properties, Ltd. (REIT) ...      10,000                 72
                                                                --------
                                                                   3,347

India - 1.3%
 Global Tele-Systems, Ltd. (TELE)  ......      11,000                330
 Hindustan Lever, Ltd. (HNBA)  ..........       7,000                445
 ICICI , Ltd. (FINL) ....................      57,484                328

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
             Name of Issuer                    Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

India - Continued
 Mahanagar Telephone Nigam, Ltd.
  (TELS) ..................................    40,000           $    192
                                                                --------
                                                                   1,295

Ireland - 0.2%
 SmartForce Public Limited Co. - ADR
  (SOFT) ..................................     4,946                237

Italy - 5.6%
 Alleanza Assicurazioni (INSU) ............    27,000                360
 Banca Intesa SpA (BANK) ..................   199,353                893
 Bipop-Carire SpA (BANK) ..................    60,000                472
 ENI SpA (OILS) ...........................    88,784                513
 Mediaset SpA (MEDI) ......................    12,000                183
 Mediolanum SpA (INSU) ....................    24,655                401
 San Paolo-IMI SpA (BANK) .................     3,858                 68
 Tecnost SpA (COMP) .......................    39,800                150
 Telecom Italia Mobile SpA (TELS) .........   128,000              1,308
 Telecom Italia SpA (TELS) ................    62,444                858
 UniCredito Italiano SpA (BANK) ...........   103,393                495
                                                                --------
                                                                   5,701

Japan - 19.1%
 Bridgestone Corp. (PART) .................     6,000                127
 Canon, Inc. (COMM) .......................    29,000              1,443
 DDI Corp. (UTIT) .........................        15                144
 East Japan Railway Co. (TRAN) ............        21                122
 Fanuc, Ltd. (ELEQ) .......................     3,700                376
 Fuji Bank, Ltd. (BANK) ...................    83,000                631
 Fuji Television Network, Inc. (MEDI) .....        33                516
 Fujitsu, Ltd. (ELEQ) .....................    19,000                657
 Hitachi, Ltd. (ETRN) .....................    10,000                144
 Ito-Yokado Co., Ltd. (RETS) ..............     3,000                180
 KAO Corp. (HNBA) .........................     6,000                183
 Kokuyo Co. (COMM) ........................     8,000                131
 Kyocera Corp. (ETRN) .....................     7,500              1,272
 Makita Corp. (CNSU) ......................     8,000                 76
 Marui Co., Ltd. (RETS) ...................    16,000                306
 Matsushita Electric Industrial Co.
  (ETRN) ..................................    35,000                907
 Mitsui Fudosan Co., Ltd. (REAL) ..........    47,000                510
 Murata Manufacturing Co., Ltd. (ETRN) ....     9,000              1,291
 NEC Corp. (COMP) .........................    42,000              1,318
 Nippon Telegraph & Telephone Corp.
  (UTIT) ..................................       111              1,475
 Nomura Securities Co., Ltd. (FUND) .......    36,000                881
 NTT Mobile Communications Network, Inc.
  (TELS) ..................................        35                947
 Sankyo Co., Ltd. (HEAL) ..................    11,000                248
 Seven-Eleven Japan (RETF) ................     6,000                502
 Shin-Etsu Chemical Co. (CHEM) ............     6,000                304
 Shiseido Co., Ltd. (CHEM) ................    14,000                216
 Softbank Corp. (BANK) ....................     1,600                217
 Sony Corp. (ETRN) ........................    12,800              1,194
 Sumitomo Bank (BANK) .....................    51,000                625
 Sumitomo Corp. (DIOP) ....................    23,000                259
 Sumitomo Electric Industries (DIOP) ......     8,000                137
 TDK Corp. (COMP) .........................     3,000                431
 Toshiba Corp. (ETRN) .....................    96,000              1,083
 Yamanouchi Pharmaceutical Co., Ltd.
  (HEAL) ..................................    13,000                710
                                                                --------
                                                                  19,563

Luxembourg - 0.1%
 Society Europeenne des Satellites
  (MEDI) ..................................       457                 77

Mexico - 2.3%
 Fomento Economico Mexicano SA de CV
  (FOOD) ..................................    59,000                252
 Grupo Iusacell SA de CV - ADR *
  (TELS) ..................................     7,000                109
 Grupo Televisa SA - GDR * (MEDI) .........    13,907                959
 Telefonos de Mexico SA - ADR (UTIT) ......    18,120              1,035
                                                                --------
                                                                   2,355

Netherlands - 6.4%
 ABN Amro Holding NV (BANK) ...............     4,056                 99
 Akzo Nobel NV (CHEM) .....................     1,110                 47
 ASM Lithography Holding NV (COMP) ........    17,520                753
 CSM NV (FOOD) ............................     4,986                 98
 Equant (COMP) ............................     3,255                132
 Fortis (NL) NV (INSU) ....................    16,800                489
 ING Groep NV (BANK) ......................    17,560              1,187
 Koninklije KPN NV (TELS) .................     5,960                267
 Koninklijke Philips Electronics NV
  (ETRN) ..................................    26,474              1,249
 Royal Dutch Petroleum Co. (OILE) .........    10,580                658
 TNT Post Group NV (TRAN) .................       790                 21
 United Pan Europe (TELS) .................     7,776                203
 VNU NV (MEDP) ............................    20,120              1,039
 Wolters Kluwer NV - CVA (MEDP) ...........    10,855                289
                                                                --------
                                                                   6,531

New Zealand - 0.2%
 Telecom Corp. of New Zealand, Ltd.
  (TELS) ..................................    46,000                161

Norway - 0.2%
 Orkla ASA (DIOP) .........................    10,360                197

Portugal - 0.1%
 Jeronimo Martins, SGPS, SA (FOOD) ........     5,743                 95

Singapore - 0.4%
 United Overseas Bank, Ltd. (BANK) ........    60,072                393

South Korea - 1.5%
 Korea Telecom Corp. - ADR * (TELS) .......     7,600                368
 Pohang Iron & Steel Co., Ltd. - ADR
  (STEE) ..................................     3,053                 73

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
             Name of Issuer                    Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

South Korea - Continued
 Samsung Electronics (ETRN) ...............     3,270           $  1,082
                                                                --------
                                                                   1,523
Spain - 3.0%
 Banco Bilbao Vizcaya SA (BANK) ...........    45,250                676
 Banco Santander Central Hispano SA
  (BANK) ..................................    57,529                607
 Endesa SA (UTIE) .........................    25,318                490
 Repsol SA (OILX) .........................    13,082                260
 Telefonica SA (UTIT) .....................    47,230              1,015
                                                                --------
                                                                   3,048
Sweden - 3.2%
 Atlas Copco AB (MACH) ....................     2,330                 44
 Electrolux AB - Ser. B (APPL) ............     9,520                147
 Hennes & Mauritz AB - B Shares (RETS) ....    15,600                325
 Nordbanken Holding (BANK) ................    69,614                525
 NORDIC BALTIC Holding (BANK) .............    10,036                 73
 SANDVIK AB (MACH) ........................     2,580                 54
 Securitas AB - B Shares (COMM) ...........    37,496                795
 Telefonaktiebolaget LM Ericsson AB *
  (TELS) ..................................    64,790              1,282
                                                                --------
                                                                   3,245
Switzerland - 4.2%
 ABB, Ltd. * (ENGI) .......................     5,507                652
 Adecco SA - Reg. (COMM) ..................     1,325              1,126
 Credit Suisse Group - Reg. (BANK) ........     2,100                418
 Nestle SA (FOOD) .........................       510              1,021
 Roche Holding AG (HEAL) ..................        34                331
 Swisscom AG - Reg. (UTIT) ................       261                 90
 UBS AG (BANK) ............................     4,692                687
                                                                --------
                                                                   4,325
Taiwan - 0.1%
 Hon Hai Precision Industry Co., Ltd. -
  GDR 144A (a) * (ETRN) ...................     6,092                154
United Kingdom - 18.1%
 Abbey National First Capital BV (BANK) ...    10,000                120
 AstraZeneca Group plc (HEAL) .............    15,701                733
 Baltimore Technologies plc * (COMP) ......    31,000                235
 BG Group plc (UTIG) ......................     9,522                 61
 BP Amoco plc (OILE) ......................    49,000                470
 Cable & Wireless plc (TELS) ..............    77,100              1,305
 Cadbury Schweppes plc (FOOD) .............    43,200                284
 Celltech Group plc * (HEAL) ..............    13,000                252
 Centrica plc * (UTIG) ....................    18,900                 63
 Compass Group plc (FOOD) .................    72,000                948
 David S. Smith Holdings plc (PAPR) .......    15,000                 36
 Diageo plc (FOOD) ........................    50,512                453
 Electrocomponents plc (ETRN) .............    13,000                133
 GKN plc (AUTO) ...........................     4,000                 51
 Glaxo Wellcome plc (HEAL) ................    65,500              1,910
 Hays plc (DIOP) ..........................     6,200                 35
 Hilton Group plc (LEIS) ..................    16,000                 56
 HSBC Holdings plc (BANK) .................    20,800                238
 Kingfisher plc (RETS) ....................    42,000                382
 Marconi plc (TELE) .......................    28,600                372
 Reed International plc (MEDP) ............   131,000              1,140
 Rio Tinto plc - Reg. (DIOP) ..............    28,000                458
 Royal Bank of Scotland Group (BANK) ......    88,040              1,473
 Shell Transport & Trading Co. plc (OILX)..   175,000              1,460
 SmithKline Beecham plc (HEAL) ............    80,100              1,048
 Standard Chartered (BANK) ................    26,000                324
 Tesco plc (RETF) .........................    56,900                177
 Tomkins plc (DIOP) .......................    86,496                281
 Unilever plc (CNSU) ......................    38,928                236
 United News & Media plc (MEDP) ...........    14,500                208
 Vodafone AirTouch plc (TELS) .............   657,614              2,657
 WPP Group plc * (COMM) ...................    63,000                920
                                                                --------
                                                                  18,519
                                                                --------
                        TOTAL COMMON STOCK-      94.2%            96,471

PREFERRED STOCK - 1.8%

Australia - 0.9%
 News Corp., Ltd. (MEDI) ..................    79,247                956
Brazil - 0.8%
 Banco Itau SA (BANK) .....................   970,000                 85
 Petroleo Brasileiro SA - Petrobras
  (OILS) ..................................    21,760                658
 Telesp Celular Participacoes SA *
  (TELS) .................................. 2,613,222                 47
 Telesp Participacoes SA * (UTIT) ......... 3,179,956                 60
                                                                --------
                                                                     850
Germany - 0.1%
 SAP AG - Vorzug (SOFT) ...................       330                 61
                                                                --------
                     TOTAL PREFERRED STOCK-       1.8%             1,867

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                               Par             Market
             Name of Issuer                   Value             Value
                                             (000's)           (000's)
SHORT-TERM INVESTMENTS - 3.3%
 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00  ..................  $    3,349        $     3,349
                                           ----------        -----------
                       TOTAL INVESTMENTS-        99.3%           101,687
     Receivables, less cash and payables-         0.7%               755
                                           ----------        -----------
                              NET ASSETS-       100.0%           102,442
                                           ==========        ===========

* Non-income producing security.
ADR-American Depository Receipts.
GDR-Global Depository Receipts.
(a)Pursuant to rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualifed institutional buyers. At June 30, 2000, securities aggregated $154 or .15% of net assets of the Portfolio.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                             Market    % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Banks ..........................................   BANK     $14,518     14.8%
Telecommunication Services .....................   TELS      11,600     11.7%
Electronic Products and Services ...............   ETRN       9,615      9.8%
Health Care Products ...........................   HEAL       9,183      9.3%
Commercial Services ............................   COMM       6,081      6.2%
Telephone ......................................   UTIT       5,855      6.0%
Media - TV / Radio .............................   MEDI       4,808      4.9%
Diversified Operations .........................   DIOP       3,645      3.7%
Food, Beverage and Tobacco .....................   FOOD       3,469      3.5%
Insurance ......................................   INSU       3,326      3.4%
Oil and Natural Gas Exploration and Production..   OILX       3,315      3.4%
Computer Equipment .............................   COMP       3,019      3.1%
Media - Publishing .............................   MEDP       2,945      3.0%
Telecommunication Equipment ....................   TELE       2,685      2.7%
Electrical Equipment ...........................   ELEQ       1,425      1.4%
Retail - Department Stores .....................   RETS       1,348      1.4%
Oil ............................................   OILS       1,171      1.2%
Computer Software and Services .................   SOFT       1,141      1.1%
Oil - Equipment and Services ...................   OILE       1,128      0.9%
Brokerage and Investment Management ............   FUND         880      0.8%
Retail - Food ..................................   RETF         764      0.8%
Cosmetics and Personal Care Products ...........   HNBA         745      0.7%
Real Estate Development ........................   READ         722      0.7%
Chemicals ......................................   CHEM         686      0.7%
Engineering and Construction ...................   ENGI         652      0.7%
Real Estate Operations .........................   REAL         509      0.5%
Electric Power .................................   UTIE         490      0.5%
Financial Services .............................   FINL         457      0.5%
Consumer - Miscellaneous .......................   CNSU         312      0.3%
Construction ...................................   CONS         307      0.3%
Leisure and Recreation .........................   LEIS         290      0.3%
Machinery ......................................   MACH         220      0.2%
Aerospace and Defense ..........................   AERO         149      0.2%
Household Appliances / Furnishings .............   APPL         147      0.1%
Transportation Services ........................   TRAN         143      0.1%
Auto and Truck Parts ...........................   PART         127      0.1%
Natural Gas Distribution .......................   UTIG         125      0.1%
Metals and Mining ..............................   META         104      0.1%
Steel ..........................................   STEE          73      0.1%
Real Estate Investment Trust ...................   REIT          72      0.1%
Automobile .....................................   AUTO          51      0.1%
Paper and Forest Products ......................   PAPR          36      0.0%
                                                          ---------  -------
                                                            $98,338    100.0%
                                                          =========  =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                   Market
             Name of Issuer                         Shares         Value
                                                                  (000's)
COMMON STOCK

Aerospace and Defense - 1.0%
 B.F. Goodrich Co. ..........................       4,500        $   153
 Boeing Co. .................................      35,468          1,483
 General Dynamics Corp. .....................       7,800            408
 Honeywell International, Inc. ..............      31,062          1,046
 Lockheed Martin Corp. ......................      15,200            377
 Northrop Grumman Corp. .....................       2,800            186
 Raytheon Co. - Cl. B .......................      13,500            260
 United Technologies Corp. ..................      18,400          1,083
                                                                 -------
                                                                   4,996
Auto and Truck Parts - 0.5%
 AutoZone, Inc. * ...........................       5,800            128
 Cooper Tire & Rubber Co. ...................       2,100             23
 Cummins Engine Company, Inc. ...............       1,700             46
 Dana Corp. .................................       6,215            132
 General Motors Corp. .......................      21,500          1,248
 Genuine Parts Co. ..........................       6,650            133
 Goodyear Tire & Rubber Co. .................       6,000            120
 Johnson Controls, Inc. .....................       3,300            169
 Navistar International Corp., Inc. -
  Cl. B .....................................       2,400             75
 PACCAR, Inc. ...............................       2,800            111
 TRW, Inc. ..................................       4,500            195
 Visteon Corp. * ............................       6,167             75
                                                                 -------
                                                                   2,455
Automobile - 0.6%
 Delphi Automotive Systems Corp. ............      22,169            323
 Ford Motor Co. .............................      47,100          2,025
 Harley-Davidson, Inc. ......................      12,100            466
                                                                 -------
                                                                   2,814
Banks - 4.2%
 AmSouth Bancorporation .....................      14,500            228
 Bank of America Corp. ......................      64,468          2,772
 Bank of New York Co., Inc. .................      28,800          1,339
 Bank One Corp. .............................      45,050          1,197
 BB&T Corporation ...........................      13,200            315
 Charter One Financial, Inc. ................       8,200            189
 Chase Manhattan Corp. ......................      48,150          2,218
 Comerica, Inc. .............................       6,000            269
 Fifth Third Bancorp ........................      11,950            756
 First Union Corp. ..........................      38,246            949
 Firstar Corp. ..............................      37,764            795
 FleetBoston Financial Corp. ................      35,770          1,216
 Golden West Financial Corp. ................       6,500            265
 Huntington Bancshares, Inc. ................       8,665            137
 J.P. Morgan & Co., Inc. ....................       6,800            749
 KeyCorp ....................................      17,500            308
 National City Corp. ........................      24,500            418
 Northern Trust Corp. .......................       8,800            573
 Old Kent Financial Corp. ...................       5,250            140
 PNC Bank Corp. .............................      11,300            530
 Regions Financial Corp. ....................       8,700            173
 SouthTrust Corp. ...........................       6,300            143
 State Street Corp. .........................       6,300            668
 Summit Bancorp .............................       6,600            163
 Suntrust Banks, Inc. .......................      12,300            562
 Synovus Financial Corp. ....................      10,350            182
 U.S. Bancorp ...............................      28,918            557
 Union Planters Corp. .......................       5,300            148
 Wachovia Corp. .............................       8,000            434
 Washington Mutual, Inc. ....................      22,618            653
 Wells Fargo & Co. ..........................      64,200          2,488
                                                                 -------
                                                                  21,534
Brokerage and Investment Management - 4.7%
 Aim Stic Prime Fund ........................  11,398,345         11,398
 Bear Stearns Cos., Inc. ....................       4,632            193
 Charles Schwab Corp. .......................      53,275          1,791
 Franklin Resources, Inc. ...................       9,800            298
 Lehman Brothers Holdings, Inc. .............       4,600            435
 Merrill Lynch & Co., Inc. ..................      15,100          1,736
 Morgan Stanley, Dean Witter, Discover &
  Co. .......................................      44,700          3,721
 Paine Webber Group, Inc. ...................       5,400            246
 Prime Obligation Fund ......................   3,630,565          3,631
 T. Rowe Price Associates, Inc. .............       4,600            196
                                                                 -------
                                                                  23,645
Business Services - 0.3%
 Automatic Data Processing, Inc. ............      24,500          1,312
 Dun & Bradstreet Corp. .....................       6,000            172
 H & R Block, Inc. ..........................       3,900            126
                                                                 -------
                                                                   1,610
Chemicals - 0.8%
 Air Products & Chemicals, Inc. .............       9,000            277
 Dow Chemical Co. ...........................      25,800            779
 E.I. du Pont de Nemours & Co. ..............      40,682          1,780
 Eastman Chemical Co. .......................       3,000            143
 Engelhard Corp. ............................       5,300             90
 Great Lakes Chemical Corp. .................       1,900             60
 Hercules, Inc. .............................       3,400             48
 Praxair, Inc. ..............................       6,000            225
 Rohm & Haas Co. ............................       8,627            298
 Sigma-Aldrich Corp. ........................       4,000            117
 Union Carbide Corp. ........................       5,000            247
 W.R. Grace & Co. ...........................       3,600             44
                                                                 -------
                                                                   4,108
Commercial Services - 0.5%
 Cendant Corp. * ............................      26,899            377
 Convergys Corp. * ..........................       6,100            316
 Deluxe Corp. ...............................       2,700             64
 Ecolab, Inc. ...............................       4,800            187
 Equifax, Inc. ..............................       5,400            142

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                 Market
             Name of Issuer                        Shares         Value
                                                                 (000's)
COMMON STOCK - Continued

Commercial Services - Continued
 Interpublic Group Cos., Inc. ...............      11,200        $   482
 Omnicom Group, Inc. ........................       6,900            614
 Quintiles Transnational Corp. * ............       4,600             65
 R.R. Donnelley & Sons Co. ..................       5,200            117
 Young & Rubicam, Inc. ......................       2,600            149
                                                                 -------
                                                                   2,513
Computer Equipment - 8.5%
 3Com Corp. * ...............................      13,300            766
 Adaptec, Inc. * ............................       3,800             86
 Apple Computer, Inc. * .....................      12,400            649
 Compaq Computer Corp. ......................      66,111          1,690
 Comverse Technology, Inc. * ................       5,800            539
 Dell Computer Corp. * ......................     100,600          4,961
 Gateway, Inc. * ............................      12,300            698
 Hewlett-Packard Co. ........................      39,300          4,908
 Intel Corp. ................................     131,500         17,580
 International Business Machines Corp. ......      69,500          7,615
 Lexmark International Group, Inc. -
  Cl. A * ...................................       4,900            330
 Network Appliance, Inc. * ..................      12,000            966
 VERITAS Software Corp. * ...................      15,200          1,718
 Xerox Corp. ................................      25,700            533
                                                                 -------
                                                                  43,039
Computer Software and Services - 10.6%
 Adobe Systems, Inc. ........................       4,700            611
 America Online, Inc. * .....................      90,200          4,758
 Autodesk, Inc. .............................       2,400             83
 BMC Software, Inc. * .......................       9,600            350
 Cabletron Systems, Inc. * ..................       6,700            169
 Ceridian Corp. * ...........................       6,000            144
 Citrix Systems, Inc. * .....................       6,900            131
 Computer Associates International, Inc. ....      23,025          1,179
 Computer Sciences Corp. * ..................       6,600            493
 Compuware Corp. * ..........................      13,700            142
 Electronic Data Systems Corp. ..............      18,500            763
 EMC Corp. * ................................      85,112          6,548
 First Data Corp. ...........................      16,200            804
 IMS Health, Inc. ...........................      11,600            209
 Mercury Interactive Corp. * ................       1,600            155
 Microsoft Corp. ............................     206,700         16,536
 NCR Corp. * ................................       4,000            156
 Novell, Inc. * .............................      12,300            114
 Oracle Corp. * .............................     111,450          9,369
 Parametric Technology Corp. * ..............      10,400            114
 Peoplesoft, Inc. ...........................      10,100            169
 Sapient Corp. ..............................       2,300            246
 Seagate Technology, Inc. * .................       9,000            495
 Shared Medical Systems Corp. ...............       1,200             88
 Siebel Systems, Inc. * .....................       7,800          1,276
 Sun Microsystems, Inc. * ...................      62,000          5,638
 Unisys Corp. * .............................      11,700            170
 Yahoo!, Inc. * .............................      21,100          2,614
                                                                 -------
                                                                  53,524
Construction - 0.0%
 Armstrong Holdings, Inc. ...................       1,300             20
 Vulcan Materials Co. .......................       4,000            171
                                                                 -------
                                                                     191
Consumer - Miscellaneous - 0.5%
 American Greetings Corp. - Cl. A ...........       1,900             36
 Avery Dennison Corp. .......................       4,400            295
 Black & Decker Corp. .......................       3,500            138
 Briggs & Stratton Corp. ....................         800             27
 Clorox Co. .................................       9,100            408
 Fortune Brands, Inc. .......................       6,600            152
 Newell Rubbermaid, Inc. ....................      11,216            289
 Parker-Hannifin Corp. ......................       4,250            146
 Sherwin-Williams Co. .......................       6,300            133
 Snap-On, Inc. ..............................       2,000             53
 Stanley Works ..............................       3,800             90
 Tupperware Corp. ...........................       1,800             40
 Unilever NV - NY Shares ....................      22,482            967
                                                                 -------
                                                                   2,774
Containers - 0.1%
 Bemis Co., Inc. ............................       1,700             57
 Crown Cork & Seal Co., Inc. ................       4,900             74
 Owens-Illinois, Inc. * .....................       5,800             68
 Pactiv Corp. * .............................       7,400             58
 Sealed Air Corp. * .........................       3,189            167
                                                                 -------
                                                                     424
Cosmetics and Personal Care Products - 1.3%
 Alberto-Culver Co. - Cl. B .................       2,200             67
 Avon Products, Inc. ........................       9,700            432
 Colgate-Palmolive Co. ......................      22,800          1,365
 Gillette Co. ...............................      42,600          1,488
 International Flavors & Fragrances, Inc. ...       3,700            112
 Procter & Gamble Co. .......................      51,200          2,931
                                                                 -------
                                                                   6,395
Diversified Operations - 6.1%
 Cooper Industries, Inc. ....................       3,300            107
 Corning, Inc. ..............................      10,800          2,915
 Costco Wholesale Corp. * ...................      17,300            571
 Crane Co. ..................................       2,950             72
 Danaher Corp. ..............................       5,600            277
 Eastern Enterprises ........................       1,100             69
 Eaton Corp. ................................       2,800            188
 El Paso Energy Corp. .......................       9,000            458
 General Electric Co. .......................     388,000         20,564
 Illinois Tool Works, Inc. ..................      11,500            656
 ITT Industries, Inc. .......................       3,700            112
 Minnesota Mining & Manufacturing Co. .......      15,700          1,295
 National Service Industries, Inc. ..........       1,300             25

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                  Market
             Name of Issuer                        Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Diversified Operations - Continued
 Pall Corp. .................................       4,900        $    91
 PPG Industries, Inc. .......................       6,600            292
 Textron, Inc. ..............................       5,800            315
 Tyco International, Ltd. ...................      65,752          3,115
                                                                 -------
                                                                  31,122
Electric Power - 1.5%
 AES Corp. * ................................      16,800            766
 Ameren Corp. ...............................       5,300            179
 American Electric Power Co. ................      12,660            375
 Cinergy Corp. ..............................       6,100            155
 CMS Energy Corp. ...........................       4,200             93
 Consolidated Edison, Inc. ..................       8,800            261
 Constellation Energy Group .................       5,900            192
 CP&L Energy, Inc. ..........................       6,000            192
 Dominion Resources, Inc. ...................       9,494            407
 DTE Energy Co. .............................       5,600            171
 Duke Energy Co. ............................      14,044            792
 Edison International .......................      13,300            273
 Entergy Corp. ..............................       9,300            253
 Firstenergy Corp. ..........................       8,700            203
 Florida Progress Corp. .....................       3,900            183
 FPL Group, Inc. ............................       7,200            356
 GPU, Inc. ..................................       5,200            141
 New Century Energies, Inc. .................       4,400            132
 Niagara Mohawk Holdings, Inc. ..............       7,800            109
 Northern States Power Co. ..................       6,000            121
 Peco Energy Co. ............................       7,000            282
 PG & E Corp. ...............................      15,400            379
 Pinnacle West Capital Corp. ................       3,600            122
 PPL Corp. ..................................       5,500            121
 Public Services Enterprise Group, Inc. .....       8,800            305
 Reliant Energy, Inc. .......................      11,924            352
 Southern Co. ...............................      26,100            608
                                                                 -------
                                                                   7,523
Electrical Equipment - 0.5%
 American Power Conversion ..................       7,600            310
 Best Buy Co., Inc. .........................       7,800            494
 Emerson Electric Co. .......................      16,700          1,008
 Molex, Inc. ................................       7,650            368
 TXU Corp. ..................................      10,912            322
 Unicom Corp. ...............................       6,900            267
                                                                 -------
                                                                   2,769
Electronic Products and Services - 8.2%
 Advanced Micro Devices, Inc. * .............       5,800            448
 Agilent Technologies, Inc. * ...............      17,574          1,296
 Altera Corp. * .............................       7,700            785
 Analog Devices, Inc. * .....................      13,800          1,049
 Applied Materials, Inc. * ..................      31,400          2,846
 Ball Corp. .................................       1,400             45
 Broadcom Corp. - Cl. A * ...................       2,000            438
 Cisco Systems, Inc. * ......................     272,800         17,340
 Conexant Systems, Inc. * ...................       8,200            399
 KLA-Tencor Corp. * .........................       7,100            416
 Linear Technology Corp. ....................      12,000            767
 LSI Logic Corp. * ..........................      11,700            633
 Maxim Integrated Products, Inc. * ..........      11,000            747
 Micron Technology, Inc. * ..................      21,700          1,911
 Millipore Corp. ............................       1,900            143
 Motorola, Inc. .............................      84,195          2,447
 National Semiconductor Corp. * .............       6,900            392
 Novellus Systems, Inc. * ...................       5,000            283
 PE Corp-BE Biosystems Group ................       8,200            540
 PerkinElmer, Inc. ..........................       2,000            132
 Pitney Bowes, Inc. .........................      10,100            404
 Polaroid Corp ..............................       1,400             25
 Rockwell International Corp. * .............       7,700            242
 Sanmina Corp. * ............................       5,800            496
 Solectron Corp. * ..........................      23,400            980
 Tektronix, Inc. ............................       2,000            148
 Teradyne, Inc. * ...........................       6,800            500
 Texas Instruments, Inc. ....................      64,300          4,417
 Thomas & Betts Corp. .......................       2,000             38
 Xilinx, Inc. * .............................      12,600          1,040
                                                                 -------
                                                                  41,347
Engineering and Construction - 0.0%
 Fluor Corp. ................................       2,900             92

Financial Services - 2.7%
 American Express Co. .......................      52,300          2,726
 Associates First Capital Corp. - Cl. A * ...      28,006            625
 Capital One Financial Corp. ................       7,800            348
 Citigroup, Inc. ............................     132,528          7,985
 Mellon Financial Corp. .....................      19,700            718
 Paychex, Inc. ..............................      14,750            619
 Providian Financial Corp. * ................       5,650            509
                                                                 -------
                                                                  13,530
Food, Beverage and Tobacco - 4.1%
 Adolph Coors Co. - Cl. B ...................       1,400             85
 Anheuser-Busch Cos., Inc. ..................      18,000          1,344
 Archer-Daniels-Midland Co. .................      24,473            240
 Bestfoods ..................................      10,800            748
 Brown-Forman Corp. - Cl. B .................       2,800            150
 Campbell Soup Co. ..........................      16,200            472
 Coca-Cola Co. ..............................      97,200          5,583
 Coca-Cola Enterprises, Inc. ................      17,200            281
 ConAgra, Inc. ..............................      18,800            358
 General Mills, Inc. ........................      11,800            451
 H.J. Heinz Co. .............................      14,000            612
 Hershey Foods Corp. ........................       5,500            267
 Kellogg Co. ................................      15,800            470
 Nabisco Group Holdings Corp. ...............      13,000            337
 PepsiCo, Inc. ..............................      56,700          2,520
 Philip Morris Cos., Inc. ...................      89,000          2,364
 Quaker Oats Co. ............................       5,200            391

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                   Market
             Name of Issuer                        Shares          Value
                                                                  (000's)
COMMON STOCK - CONTINUED

Food, Beverage and Tobacco - Continued
 Ralston-Ralston Purina Group ...............      11,700       $    233
 Sara Lee Corp. .............................      34,900            674
 Seagram Co., Ltd. ..........................      16,700            969
 Starbucks Corp. * ..........................       7,300            279
 SUPERVALU, Inc. ............................       4,900             93
 Sysco Corp. ................................      13,000            548
 The Kroger Co. * ...........................      32,900            726
 UST, Inc. ..................................       6,000             88
 Wm. Wrigley Jr. Co. ........................       4,600            369
                                                                --------
                                                                  20,652
Health Care Products - 10.9%
 Abbott Laboratories ........................      60,800          2,709
 Allergan, Inc. .............................       5,300            395
 ALZA Corp. * ...............................       4,100            242
 American Home Products Corp. ...............      50,800          2,985
 Amgen, Inc. * ..............................      40,300          2,831
 Bausch & Lomb, Inc. ........................       2,200            170
 Baxter International, Inc. .................      11,500            809
 Becton, Dickinson & Co. ....................       9,500            273
 Biomet, Inc. ...............................       4,700            181
 Boston Scientific Corp. * ..................      16,100            353
 Bristol-Myers Squibb Co. ...................      77,700          4,526
 C.R. Bard, Inc. ............................       2,200            106
 Cardinal Health, Inc. ......................      10,800            799
 Eli Lilly & Co. ............................      44,400          4,435
 Guidant Corp. * ............................      12,200            604
 Johnson & Johnson ..........................      54,600          5,562
 Mallinckrodt, Inc. .........................       2,900            126
 MedImmune, Inc. * ..........................       8,100            599
 Medtronic, Inc. ............................      46,700          2,326
 Merck & Co., Inc. ..........................      90,200          6,912
 Pfizer, Inc. ...............................     247,175         11,864
 Pharmacia Corp. ............................      49,605          2,564
 Schering-Plough Corp. ......................      57,200          2,889
 UnitedHealth Group, Inc. ...................       6,600            566
 Watson Pharmaceuticals, Inc. * .............       3,800            204
                                                                --------
                                                                  55,030
Health Care Services - 0.4%
 Biogen, Inc. * .............................       6,000            387
 HCA-The Healthcare Corporation .............      22,050            670
 HEALTHSOUTH Corp. * ........................      13,500             97
 Humana, Inc. * .............................       5,700             28
 Manor Care, Inc. * .........................       3,400             24
 McKesson HBOC, Inc. ........................      10,533            220
 St. Jude Medical, Inc. * ...................       3,300            151
 Tenet Healthcare Corp. * ...................      12,500            337
 Wellpoint Health Networks, Inc. * ..........       2,300            167
                                                                --------
                                                                   2,081
Household Appliances/Furnishings - 0.1%
 Leggett & Platt, Inc. ......................       7,900            130
 Maytag Corp. ...............................       3,500            129
 Springs Industries, Inc. - Cl. A ...........         900             29
 Whirlpool Corp. ............................       2,800            131
                                                                --------
                                                                     419
Housing - 0.1%
 Centex Corp. ...............................       2,800             66
 Kaufman & Broad Home Corp. .................       1,300             26
 Masco Corp. ................................      17,600            318
 Owens Corning ..............................       1,700             16
 Pulte Corp. ................................       2,200             47
                                                                --------
                                                                     473
Insurance - 2.9%
 Aetna, Inc. ................................       5,600            359
 AFLAC, Inc. ................................      10,200            469
 Allstate Corp. .............................      31,200            694
 American General Corp. .....................       9,721            593
 American International Group, Inc. .........      60,486          7,107
 Aon Corp. ..................................      10,100            314
 Chubb Corp. ................................       6,700            412
 Cigna Corp. ................................       6,600            617
 Cincinnati Financial Corp. .................       6,100            192
 Conseco, Inc. ..............................      11,891            116
 Hartford Financial Services Group,
  Inc. ......................................       8,700            487
 Jefferson-Pilot Corp. ......................       4,250            240
 Lincoln National Corp. .....................       7,500            271
 Loews Corp. ................................       4,300            258
 Marsh & McLennan Cos., Inc. ................      10,400          1,086
 MBIA, Inc. .................................       3,800            183
 MGIC Investment Corp. ......................       4,300            196
 Progressive Corp. ..........................       2,700            200
 Safeco Corp. ...............................       5,300            105
 St. Paul Cos., Inc. ........................       8,514            290
 Torchmark, Inc. ............................       5,100            126
 UnumProvident Corp. ........................       8,820            177
                                                                --------
                                                                  14,492
Leisure and Recreation - 0.5%
 Brunswick Corp. ............................       3,100             51
 Carnival Corp. .............................      23,900            466
 Eastman Kodak Co. ..........................      12,200            726
 Harrah's Entertainment, Inc. * .............       5,200            109
 Hasbro, Inc. ...............................       7,125            107
 Hilton Hotels Corp. ........................      14,000            131
 Marriott International, Inc. - Cl. A .......       9,900            357
 Mattel, Inc. ...............................      17,200            227
 SABRE Group Holdings, Inc. * ...............       5,174            148
                                                                --------
                                                                   2,322
Machinery - 0.3%
 Caterpillar, Inc. ..........................      13,800            467
 Deere & Co. ................................       9,000            333
 Dover Corp. ................................       8,200            333
 FMC Corp. * ................................       1,000             58

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                         Market
             Name of Issuer                                   Shares     Value
                                                                        (000's)
COMMON STOCK - Continued

Machinery - Continued
 Ingersoll-Rand Co. .....................................     6,400   $    258
 McDermott International, Inc. ..........................     2,100         18
 Thermo Electron Corp. * ................................     6,500        137
 W.W. Grainger, Inc. ....................................     3,600        111
                                                                      --------
                                                                         1,715
Media - Publishing - 0.6%
 Comcast Corp. - Cl. A ..................................    35,800      1,450
 Dow Jones & Co., Inc. ..................................     3,600        264
 Gannett Co., Inc. ......................................    11,000        658
 Knight-Ridder, Inc. ....................................     3,100        165
 Meredith Corp. .........................................     1,700         57
 New York Times Co. - Cl. A .............................     7,000        276
 Tribune Co. ............................................    12,000        420
                                                                      --------
                                                                         3,290
Media - TV/Radio - 2.3%
 McGraw-Hill Cos., Inc. .................................     7,500        405
 The Walt Disney Co. ....................................    81,200      3,152
 Time Warner, Inc. ......................................    51,700      3,929
 Viacom, Inc. - Cl. B * .................................    59,762      4,075
                                                                      --------
                                                                        11,561
Metal Product and Fabrication - 0.0%
 Timken Co. .............................................     2,900         54
 Worthington Industries, Inc. ...........................     3,000         31
                                                                      --------
                                                                            85
Metals and Mining - 0.3%
 Alcan Aluminum, Ltd. ...................................     8,400        261
 Alcoa, Inc. ............................................    33,488        971
 Inco, Ltd. .............................................     7,300        112
 Phelps Dodge Corp. .....................................     3,196        119
                                                                      --------
                                                                         1,463
Natural Gas Distribution - 0.6%
 Columbia Energy Group, Inc. ............................     3,200        210
 Enron Corp. ............................................    28,600      1,845
 NICOR, Inc. ............................................     1,600         52
 Peoples Energy Corp. ...................................     1,300         42
 Sempra Energy ..........................................     8,104        138
 Williams Cos., Inc. ....................................    16,800        700
                                                                      --------
                                                                         2,987
Oil - 1.2%
 Conoco, Inc. - Cl. B ...................................    24,245        595
 Royal Dutch Petroleum Co. - NY Shares ..................    83,800      5,159
 Tosco Corp. ............................................     5,900        167
                                                                      --------
                                                                         5,921
Oil - Equipment and Services - 0.6%
 Anadarko Petroleum Corp. ...............................     5,200        256
 Baker Hughes, Inc. .....................................    12,900        413
 Halliburton Co. ........................................    17,500        826
 ONEOK, Inc. ............................................     1,200         31
 Schlumberger, Ltd. .....................................    22,300      1,664
                                                                      --------
                                                                         3,190
Oil and Natural Gas Exploration and Production - 3.5%
 Amerada Hess Corp. .....................................     3,400        210
 Apache Corp. ...........................................     4,300        253
 Ashland, Inc. ..........................................     3,000        105
 Burlington Resources, Inc. .............................     8,410        322
 Chevron Corp. ..........................................    25,700      2,180
 Coastal Corp. ..........................................     8,400        512
 EEX Corp. ..............................................                    -
 Exxon Mobil Corp. ......................................   136,755     10,735
 Kerr-McGee Corp. .......................................     3,670        216
 Occidental Petroleum Corp. .............................    14,800        312
 Phillips Petroleum Co. .................................    10,100        512
 Rowan Cos., Inc. * .....................................     3,400        103
 Sunoco, Inc. ...........................................     3,100         91
 Texaco, Inc. ...........................................    21,600      1,150
 Transocean Sedco Forex, Inc. ...........................     7,936        424
 Union Pacific Resources Group, Inc. ....................     9,808        216
 Unocal Corp. ...........................................     9,700        321
 USX-Marathon Group .....................................    12,400        311
                                                                      --------
                                                                        17,973
Paper and Forest Products - 0.6%
 Boise Cascade Corp. ....................................     1,900         49
 Fort James Corp. .......................................     8,100        187
 Georgia-Pacific Corp. ..................................     6,400        168
 International Paper Co. ................................    18,967        565
 Kimberly-Clark Corp. ...................................    21,500      1,234
 Louisiana-Pacific Corp. ................................     4,600         50
 Mead Corp. .............................................     3,900         99
 Potlatch Corp. .........................................       900         30
 Temple-Inland, Inc. ....................................     2,200         92
 Westvaco Corp. .........................................     3,900         97
 Weyerhaeuser Co. .......................................     9,300        400
 Willamette Industries, Inc. ............................     4,100        112
                                                                      --------
                                                                         3,083
Personal and Commercial Lending - 0.4%
 Countrywide Credit Industries, Inc. ....................     4,600        139
 Household International, Inc. ..........................    18,266        759
 MBNA Corp. .............................................    31,475        854
 SLM Holding Corp. ......................................     5,900        221
                                                                      --------
                                                                         1,973
Pollution Control - 0.1%
 Allied Waste Industries, Inc. * ........................     8,600         86
 Waste Management, Inc. .................................    24,357        463
                                                                      --------
                                                                           549
Precious Metals/Gems/Stones - 0.1%
 Barrick Gold Corp. .....................................    15,900        289
 Freeport-McMoRan Copper & Gold, Inc. - Cl. B ...........     6,300         58

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                  Market
             Name of Issuer                        Shares         Value
                                                                 (000's)
Precious Metals/Gems/Stones - Continued
 Homestake Mining Co. .......................      11,100        $    77
 Newmont Mining Corp. .......................       6,901            149
 Placer Dome, Inc. ..........................      12,400            119
                                                                 -------
                                                                     692
Retail - Department Stores - 4.5%
 Bed Bath & Beyond, Inc. * ..................       5,300            192
 Circuit City Stores, Inc. ..................       7,900            262
 Consolidated Stores Corp. * ................       3,300             40
 CVS Corp. ..................................      15,300            612
 Dillard's, Inc. - Cl. A ....................       3,600             44
 Dollar General Corp. .......................      13,046            254
 Federated Department Stores, Inc. * ........       8,300            280
 Gap, Inc. ..................................      33,375          1,043
 Harcourt General, Inc. .....................       2,500            136
 Home Depot, Inc. ...........................      90,350          4,512
 J.C. Penney Co., Inc. ......................       9,800            181
 Kmart Corp. * ..............................      18,300            125
 Kohl's Corp. ...............................      12,900            718
 Limited, Inc. ..............................      16,852            364
 Lowe's Cos., Inc. ..........................      14,800            608
 May Department Stores Co. ..................      13,350            320
 Nordstrom, Inc. ............................       5,400            130
 Office Depot, Inc. .........................      12,900             81
 RadioShack Corp. ...........................       7,600            360
 Sears, Roebuck & Co. .......................      14,700            480
 Staples, Inc. * ............................      18,350            282
 Target Corp. ...............................      17,900          1,038
 Tiffany & Co. ..............................       2,900            196
 TJX Cos., Inc. .............................      11,900            223
 Toys "R" Us, Inc. * ........................       8,600            125
 Wal-Mart Stores, Inc. ......................     174,800         10,073
                                                                 -------
                                                                  22,679
Retail - Drug Stores - 0.3%
 Longs Drug Stores Corp. ....................       1,900             41
 Rite Aid Corp. .............................       8,500             56
 Walgreen Co. ...............................      39,400          1,268
                                                                 -------
                                                                   1,365
Retail - Food - 0.7%
 Albertson's, Inc. ..........................      16,577            551
 Darden Restaurants, Inc. ...................       4,700             76
 McDonald's Corp. ...........................      52,800          1,739
 Safeway, Inc. * ............................      20,400            920
 The Great Atlantic & Pacific Tea Co.,
  Inc. ......................................       1,000             17
 Tricon Global Restaurants, Inc. * ..........       6,150            174
 Wendy's International, Inc. ................       4,900             87
 Winn-Dixie Stores, Inc. ....................       5,700             82
                                                                 -------
                                                                   3,646
Shoe and Apparel Manufacturing - 0.1%
 Liz Claiborne, Inc. ........................       2,000             71
 Nike, Inc. - Cl. B .........................      10,800            430
 Reebok International, Ltd. .................       1,900             30
 Russell Corp. ..............................         800             16
 V.F. Corp. .................................       4,400            105
                                                                 -------
                                                                     652
Steel - 0.0%
 Allegheny Technologies, Inc. ...............       3,750             67
 Bethlehem Steel Corp. * ....................       5,900             21
 Nucor Corp. ................................       3,400            113
 USX-U.S. Steel Group, Inc. .................       3,400             63
                                                                 -------
                                                                     264
Telecommunication Equipment - 3.9%
 ADC Telecommunications, Inc. * .............      11,900            998
 Andrew Corp. * .............................       2,850             96
 Lucent Technologies, Inc. ..................     127,725          7,568
 Nortel Networks Corp. ......................     116,200          7,930
 QUALCOMM, Inc. * ...........................      28,800          1,728
 Scientific-Atlanta, Inc. ...................       6,200            462
 Tellabs, Inc. * ............................      16,100          1,102
                                                                 -------
                                                                  19,884
Telecommunication Services - 2.5%
 Clear Channel Communications, Inc. * .......      13,300            998
 Global Crossing, Ltd. * ....................      34,290            902
 MediaOne Group, Inc. .......................      23,900          1,585
 Nextel Communications, Inc. - Cl. A * ......      29,500          1,805
 Sprint PCS (PCS Group) * ...................      35,600          2,118
 WorldCom, Inc. * ...........................     112,477          5,160
                                                                 -------
                                                                  12,568
Telephone - 4.5%
 Alltel Corp. ...............................      12,200            756
 AT&T Corp. .................................     123,306          3,899
 Bell Atlantic Corp. ........................      60,436          3,071
 BellSouth Corp. ............................      73,800          3,146
 CenturyTel, Inc. ...........................       5,200            149
 GTE Corp. ..................................      37,900          2,359
 SBC Communications, Inc. ...................     133,197          5,761
 Sprint Corp. ...............................      34,000          1,734
 U.S. West, Inc. ............................      19,697          1,689
                                                                 -------
                                                                  22,564
Transportation Services - 0.6%
 AMR Corp. * ................................       5,500            145
 Burlington Northern Santa Fe ...............      17,800            408
 CSX Corp. ..................................       7,900            167
 Delta Air Lines, Inc. .....................       5,000            253
 Fedex Corp. * ..............................      11,200            426
 Kansas City Southern Industries, Inc. ......       4,200            372
 Norfolk Southern Corp. .....................      15,300            228
 Ryder System, Inc. .........................       2,000             38
 Southwest Airlines Co. .....................      20,200            383
 U.S. Airways Group, Inc. * .................       2,600            101

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                 Market
             Name of Issuer                        Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Transportation Services - Continued
 Union Pacific Corp. ........................       9,700        $   361
                                                                 -------
                                                                   2,882
U.S. Government Agencies - 0.6%
 Federal Home Loan Mortgage Corp. ...........      26,900          1,089
 Federal National Mortgage Assoc. ...........      40,100          2,093
                                                                 -------
                                                                   3,182
                                                                 -------
                          TOTAL COMMON STOCK-        99.9%       506,042

                                                    Par
                                                   Value
                                                  (000's)
SHORT-TERM INVESTMENTS - 0.2%
U.S. Governmental - 0.2%
 U.S. Treasury Bill
 5.7% due 09/14/00 ..........................    $    945             934
                                                ---------      ----------
                           TOTAL INVESTMENTS-       100.1%        506,976
         Payables, less cash and receivables-        (0.1)%          (550)
                                                ---------      ----------
                                  NET ASSETS-       100.0%        506,426
                                                =========      ==========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                    Par          Market
                 Name of Issuer                    Value          Value
                                                  (000's)        (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.9%
 Argo-Tech Corp.
 8.625% due 10/01/07 ........................     $    15        $    11
 K & F Industries, Inc. - Sr. Sub. Notes
 9.25% due 10/15/07 .........................         225            214
                                                                 -------
                                                                     225
Auto and Truck Parts - 6.1%
 Accuride Corp. - Sr. Sub. Notes
 9.25% due 02/01/08 .........................         125            106
 Delco Remy International, Inc.
 10.625% due 08/01/06 .......................         195            195
 Delco Remy International, Inc. - Sr. Notes
 8.625% due 12/15/07 ........................          50             47
 Dura Operating Corp.
 9.0% due 05/01/09 ..........................         135            117
 Federal Mogul Corp.
 7.5% due 01/15/09 ..........................         675            449
 Federal-Mogul Corp. - Sr. Notes
 8.8% due 04/15/07 ..........................         100             72
 Hayes Lemmerz International, Inc.
 9.125% due 07/15/07 ........................         100             90
 LDM Technologies, Inc.
 10.75% due 01/15/07 ........................         135            106
 Lear Corp. - Ser. B
 8.11% due 05/15/09 .........................         200            182
 Lear Corp. - Sub. Notes
 9.5% due 07/15/06 ..........................         100             97
 Numatics, Inc. - Ser. B
 9.625% due 04/01/08 ........................         100             77
                                                                 -------
                                                                   1,538
Automobile - 0.1%
 Lear Corp. - Ser B
 7.96% due 05/15/05 .........................          40             37

Banks - 0.4%
 Western Financial Bank - Sub.
 8.875% due 08/01/07 ........................         125            111

Business Services - 0.4%
 Express Scripts, Inc. - Sr. Notes
 9.625% due 06/15/09 ........................         100             97

Chemicals - 5.0%
 Acetex Corp. - Sr. Notes
 9.75% due 10/01/03 .........................         145            136
 Avecia Group plc
 11.0% due 07/01/09 .........................         200            196
 Georgia Gulf Corp.
 10.375% due 11/01/07 .......................         125            129
 Lyondell Chemical Co. - Debs
 9.8% due 02/01/20 ..........................         110            100
 Lyondell Chemical Co. - Sec
 9.875% due 05/01/07 ........................         345            342
 Lyondell Chemical Co. - Sec. Notes Ser. A
 9.625% due 05/01/07 ........................         100             99
 PCI Chemicals Canada, Inc.
 9.25% due 10/15/07 .........................          90             57
 Sovereign Specialty Chemicals
 11.875% due 03/15/10 .......................          80             82
 Texas Petrochemical Corp. - Sr. Sub. Notes
 11.125% due 07/01/06 .......................         150            128
                                                                 -------
                                                                   1,269
Coal - 1.1%
 P&L Coal Holdings Corp.
 9.625% due 05/15/08 ........................         300            278

Commercial Services - 2.8%
 Iron Mountain, Inc.
 8.75% due 09/30/09 .........................         150            137
 Pierce Leahy Command Co.
 8.125% due 05/15/08 ........................          75             67
 Pierce Leahy Corp. - Sr. Sub. Notes
 9.125% due 07/15/07 ........................         220            206
 Sullivan Graphics, Inc. - Sr. Sub. Notes
 12.75% due 08/01/05 ........................         125            126
 Waste Management, Inc.
 6.875% due 05/15/09 ........................         200            177
                                                                 -------
                                                                     713
Computer Software and Services - 3.8%
 Concentric Network Corp. - Sr. Notes
 12.75% due 12/15/07 ........................         150            158
 Exodus Communications - Sr. Notes 144A (a)
 11.625% due 07/15/10 .......................         250            251
 PSINet, Inc. - Sr. Notes
 10.0% due 02/15/05 .........................         200            185
 11.0% due 08/01/09 .........................          50             47
 11.5% due 11/01/08 .........................         125            119
 Verio, Inc. - Sr. Notes
 10.375% due 04/01/05 .......................         150            157
 11.25% due 12/01/08 ........................          50             56
                                                                 -------
                                                                     973
Construction - 0.4%
 Nortek, Inc. - Sr. Notes
 9.125% due 09/01/07 ........................         100             93

Consumer - Miscellaneous - 1.6%
 Lin Holdings Corp. - Sr. Disc. Notes
 1.0% due 03/01/08 ..........................         600            394

Containers - 1.6%
 BWAY Corp. - Ser. B
 10.25% due 04/15/07 ........................         175            166
 Gaylord Container Corp. - Sr. Notes Ser. B
 9.375% due 06/15/07 ........................         150            117

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                     Par          Market
                 Name of Issuer                     Value          Value
                                                   (000's)        (000's)

PUBLICLY-TRADED BONDS - Continued

Containers - Continued
 Packaging Corp. of America
 9.625% due 04/01/09 ............................ $   125        $   125
                                                                 -------
                                                                     408
Diversified Operations - 1.9%
 Fisher Scientific International, Inc. - Sr
  Sub. Notes
 9.0% due 02/01/08 ..............................     125            116
 Prestolite Electric, Inc.
 9.625% due 02/01/08 ............................     225            144
 Roller Bearing Co. America, Inc. - Ser. B
 9.625% due 06/15/07 ............................      30             28
 SCG Holdings Corp.
 12.0% due 08/01/09 .............................     104            111
 Werner Holdings Co., Inc.
 10.0% due 11/15/07 .............................      35             34
 Westinghouse Air Brake Co. - Sr. Notes
 9.375% due 06/15/05 ............................      45             43
                                                                 -------
                                                                     476
Electric Power - 0.1%
 Western Resources, Inc. - Sr. Notes
 6.875% due 08/01/04 ............................      30             27

Electrical Equipment - 0.4%
 Wesco Distribution, Inc. - Ser. B
 9.125% due 06/01/08 ............................     100             92

Electronic Products and Services - 0.5%
 Advanced Micro Devices - Sr. Notes
 11.0% due 08/01/03 .............................     130            134

Financial Services - 1.9%
 AMSC Acquisition Co., Inc. - Ser. B
 12.25% due 03/31/08 ............................      50             39
 RBF Finance Co.
 11.375% due 03/15/09 ...........................     220            237
 Tembec Finance Corp. - Sr. Notes
 9.875% due 09/30/05 ............................     195            197
                                                                 -------
                                                                     473
Food, Beverage and Tobacco - 2.5%
 Aurora Foods, Inc. - Sr. Sub. Notes
 8.75% due 07/01/08 .............................      75             42
 9.875% due 02/15/07 ............................      50             30
 Azurix Corp. - Sr. Notes Ser. 144A (a)
 10.75% due 02/15/10 ............................      95             91
 B&G Foods, Inc.
 9.625% due 08/01/07 ............................     125             87
 Chiquita Brands International, Inc. - Sr. Notes
 10.0% due 06/15/09 .............................     290            222
 Del Monte Foods Co. - Sr. Disc. Notes Ser. B
 12.5% due 12/15/07 .............................     137            104
 Nash-Finch Co. - Ser. B
 8.5% due 05/01/08 ..............................     100             66
                                                                 -------
                                                                     642
Health Care Products - 2.9%
 ALARIS Medical Systems, Inc.
 9.75% due 12/01/06 .............................      75             49
 ALARIS Medical, Inc. - Sr. Disc. Notes
 1.0% due 08/01/08 ..............................     150             23
 Beckman Coulter, Inc.
 7.45% due 03/04/08 .............................      50             46
 Bio-Rad Laboratories, Inc. - Sr. Sub Notes
  Ser. 144A (a)
 11.625% due 02/15/07 ...........................      45             46
 Conmed Corp.
 9.0% due 03/15/08 ..............................     220            201
 MEDIQ, Inc.
 11.0% due 06/01/08 .............................     125             13
 Owens & Minor, Inc.
 10.875% due 06/01/06 ...........................     131            136
 OWENS Illinois , Inc.
 7.15% due 05/15/05 .............................     100             91
 Warner Chilcott, Inc. - Ser. 144A (a)
 12.625% due 02/15/08 ...........................     125            127
                                                                 -------
                                                                     732
Health Care Services - 2.6%
 Beverly Enterprises, Inc.
 9.0% due 02/15/06 ..............................     310            259
 Columbia/HCA Healthcare Corp.
 7.25% due 05/20/08 .............................      50             44
 Tenet Healthcare Corp. - Sr. Sub Notes
 8.125% due 12/01/08 ............................     175            161
 Triad Hospitals Holdings, Inc.
 11.0% due 05/15/09 .............................     200            205
                                                                 -------
                                                                     669
Household Appliances / Furnishings - 0.1%
 Sealy Mattress Co. - Ser. B
 10.875% due 12/15/07 ...........................      50             36
Housing - 1.6%
 American Standard Cos., Inc.
 7.625% due 02/15/10 ............................      35             32
 Engle Homes, Inc. - Ser. C
 9.25% due 02/01/08 .............................      90             75
 Grove Worldwide Llc - Sr. Sub. Notes
 9.25% due 05/01/08 .............................      85             32
 Standard Pacific Corp. - Sr. Notes
 8.5% due 06/15/07 ..............................     110             99
 8.5% due 04/01/09 ..............................     185            167
                                                                 -------
                                                                     405
Leisure and Recreation - 5.2%
 AMC Entertainment, Inc. - Sr. Sub. Notes
 9.5% due 03/15/09 ..............................     125             60
 9.5% due 02/01/11 ..............................     125             59
 Aztar Corp. - Sr. Sub. Notes
 8.875% due 05/15/07 ............................      50             47

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                      Par          Market
                 Name of Issuer                      Value          Value
                                                    (000's)        (000's)

PUBLICLY-TRADED BONDS - CONTINED

Leisure and Recreation - Continued
 Bell Sports, Inc.
 11.0% due 08/15/08 ............................. $   150        $   149
 Hollywood Casino Corp.
 11.25% due 05/01/07 ............................     150            153
 John Q. Hammons Hotels
 8.875% due 02/15/04 ............................     325            285
 Loews Cineplex Entertainment Corp. - Sr. Sub.
  Notes
 8.875% due 08/01/08 ............................     215             99
 Station Casinos, Inc. - Sr, Sub Notes 144A (a)
 9.875% due 07/01/10 ............................     100            100
 Station Casinos, Inc. - Sr. Sub. Notes
 8.875% due 12/01/08 ............................     225            212
 True Temper Sports, Inc. - Sr. Sub. Notes
 10.875% due 12/01/08 ...........................     150            147
                                                                 -------
                                                                   1,311
Media - Publishing - 0.9%
 American Media Operations, Inc. - Sr. Sub Notes
 10.25% due 05/01/09 ............................      75             74
 Sun Media Corp. - Sr. Sub. Notes
 9.5% due 05/15/07 ..............................     150            145
                                                                 -------
                                                                     219
Media - TV / Radio - 11.5%
 Adelphia Communications Corp.
 9.375% due 11/15/09 ............................     150            138
 Allbritton Communications Co. - Sr. Sub. Debs
  Ser. B
 9.75% due 11/30/07 .............................     250            243
 Allbritton Communications Co. - Sr. Sub. Notes
 8.875% due 02/01/08 ............................      50             46
 Benedek Communications Corp. - Sr. Disc. Notes
 0.0% due 05/15/06 ..............................     225            167
 Cablevision SA - Bonds
 13.75% due 05/01/09 ............................      60             54
 Century Communications Corp. - Cl. A
 8.875% due 01/15/07 ............................      75             69
 Century Communications Corp. - Sr. Disc. Notes
 0.0% due 01/15/08 ..............................     500            205
 Charter Communications Holdings, LLC - Sr
  Notes
 8.625% due 04/01/09 ............................     575            507
 Classic Cable, Inc.
 9.875% due 08/01/08 ............................
 10.5% due 03/01/10 .............................     360            332
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09 ............................     525            509
 Emmis Communications Corp.
 8.125% due 03/15/09 ............................      55             50
 Frontiervision Holding L.P. - Sr. Disc. Notes
 1.0% due 09/15/07 ..............................     200            174
 Granite Broadcassting Corp. - Sr. Sub. Notes
 8.875% due 05/15/08 ............................     175            151
 Young Broadcasting, Inc.
 8.75% due 06/15/07 .............................     300            276
                                                                 -------
                                                                   2,921
Metals and Mining - 0.1%
 Neenah Corp. - Ser. F
 11.125% due 05/01/07 ...........................      40             30
    Sr. Sub. Notes - Ser. B
 11.125% due 05/01/07 ...........................      10              8
                                                                 -------
                                                                      38
Natural Gas Distribution - 0.5%
 Energy Corp. of America - Sr. Sub. Notes
 9.5% due 05/15/07 ..............................     200            128
Oil - Equipment and Services - 1.0%
 ICO, Inc. - Sr. Notes
 10.375% due 06/01/07 ...........................      50             48
 Key Energy Services, Inc.
 14.0% due 01/15/09 .............................      65             73
 Pioneer Natural Resources Co.
 9.625% due 04/01/10 ............................      45             47
 Tuboscope, Inc.
 7.5% due 02/15/08 ..............................     100             90
                                                                 -------
                                                                     258
Oil and Natural Gas Exploration and
 Production - 3.2%
 Costilla Energy, Inc. - Sr. Notes
 10.25% due 10/01/06 ............................     125             55
 Petroleos Mexicanos
 8.85% due 09/15/07 .............................     175            170
 Plains Resources, Inc.
 10.25% due 03/15/06 ............................     200            202
 Plains Resources, Inc. - Sr. Sub. Notes
 10.25% due 03/15/06 ............................     125            126
 Pride International, Inc. - Sr. Notes
 9.375% due 05/01/07 ............................     100            100
 10.0% due 06/01/09 .............................     100            102
 Texas Petrochemical Corp. - Sr. Sub. Notes
 11.125% due 07/01/06 ...........................      75             64
                                                                 -------
                                                                     819
Paper and Forest Products - 1.5%
 Doman Industries, Ltd.
 12.0% due 07/01/04 .............................      75             76
 Doman Industries, Ltd. - Sr. Notes
 8.75% due 03/15/04 .............................     200            158
 Repap New Brunswick, Inc.
 9.0% due 06/01/04 ..............................      60             58
 Repap New Brunswick, Inc. - Sr. Notes
 10.625% due 04/15/05 ...........................      75             68

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                               Par      Market
                 Name of Issuer                               Value      Value
                                                             (000's)    (000's)

PUBLICLY-TRADED BONDS - Continued

Paper and Forest Products - Continued
 Tembec Industries, Inc.
 8.625% due 06/30/09 ....................................   $    15   $    14
                                                                      -------
                                                                          374
Pollution Control - 0.7%
 Allied Waste North America
 7.625% due 01/01/06 ....................................      200        174

Real Estate Development - 0.5%
 D.R. Horton, Inc.
 8.0% due 02/01/09 ......................................       60         51
 Del Webb Corp. - Sr. Sub. Debs
 10.25% due 02/15/10 ....................................       75         66
                                                                      -------
                                                                          117
Retail - Department Stores - 0.3%
 Mattress Discounters Co.
 12.625% due 07/15/07 ...................................       75         69

Retail - Drug Stores - 1.2%
 Duane Reade, Inc. - Sr. Sub. Notes
 9.25% due 02/15/08 .....................................      325        294

Retail - Food - 0.9%
 Stater Bros. Holdings, Inc. - Senior Notes
 10.75% due 08/15/06 ....................................      250        220

Shoe and Apparel Manufacturing - 1.1%
 WestPoint Stevens, Inc. - Sr. Notes
 7.875% due 06/15/08 ....................................      350        278

Steel - 4.5%
 AK Steel Corp.
 7.875% due 02/15/09 ....................................      150        133
 AK Steel Corp. - Sr. Notes
 9.125% due 12/15/06 ....................................      100         96
 Algoma Steel, Inc.
 12.375% due 07/15/05 ...................................      280        241
 Armco, Inc. - Sr. Notes
 9.0% due 09/15/07 ......................................       75         70
 LTV Corp.
 11.75% due 11/15/09 ....................................      408        343
 Weirton Steel Corp. - Sr. Notes
 11.375% due 07/01/04 ...................................      250        245
                                                                      -------
                                                                        1,128
Telecommunication Equipment - 3.4%
 Alestra SA de CV - Sr. Notes
 12.125% due 05/15/06 ...................................      175        162
 Covad Communications Group - Sr. Notes
  144A (a) 12.0% due 02/15/10 ...........................      115         90
 Covad Communications Group, Inc. - Sr. Notes
 12.5% due 02/15/09 .....................................       50         44
 Crown Castle International Corp. - Sr. Disc. Notes
 1.0% due 11/15/07 ......................................      100         74
 Fairchild Semiconductor Corp.
 10.375% due 10/01/07 ...................................       35         35
 Fairchild Semiconductor Corp. - Sr. Sub. Notes
 10.125% due 03/15/07 ...................................      250        250
 Intermedia Communications, Inc. - Sr. Notes Ser. B
 9.5% due 03/01/09 ......................................       75         72
 L-3 Communications Corp. - Sr. Sub. Notes
 8.5% due 05/15/08 ......................................       35         32
 Nextel Communications - Sr. Notes
 9.375% due 11/15/09 ....................................      100         96
                                                                      -------
                                                                          855
Telecommunication Services - 15.4%
 BTI Telecom Corp. - Sr. Notes
 10.5% due 09/15/07 .....................................      100         76
 Clearnet Communications, Inc. - Sr. Disc. Notes
 1.0% due 05/01/09 ......................................      150         89
 Fonda Group, Inc. - Sr. Sub. Notes
 9.5% due 03/01/07 ......................................      125         98
 GCI, Inc. - Sr. Notes
 9.75% due 08/01/07 .....................................      400        364
 Global Crossing Holdings, Ltd.
 9.125% due 11/15/06 ....................................      100         96
 Globalstar LP/Capital Corp. - Global Star - Sr. Notes
 10.75% due 11/01/04 ....................................      125         36
 GST Telecommunications, Inc. - Sr. Sub. Notes
 12.75% due 11/15/07 ....................................       50          6
 GT Group Telecom
 13.25% due 02/01/10 ....................................      180         99
 Hyperion Telecommunications, Inc. - Sr. Disc. Notes
 13.0% due 04/15/03 .....................................      140        130
 Hyperion Telecommunications, Inc. - Sr. Notes
 12.25% due 09/01/04 ....................................       50         52
 Insight Midwest
 9.75% due 10/01/09 .....................................      185        182
 Intermedia Communications, Inc. - Sr. Notes
 8.875% due 11/01/07 ....................................      275        258
 KMC Telecom Holdings, Inc. - Sr. Disc. Notes
 1.0% due 02/15/08 ......................................      275        135
 Level 3 Communications, Inc. - Sr. Notes
 9.125% due 05/01/08 ....................................       30         27
 Level 3 Communications, Inc. - Sr. Notes 144A (a)
 11.25% due 03/15/10 ....................................      200        197
 McleodUSA, Inc.
 8.125% due 02/15/09 ....................................      175        158
     Sr. Notes
 8.375% due 03/15/08 ....................................      230        210
 9.5% due 11/01/08 ......................................       30         29

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                              Par       Market
                 Name of Issuer                              Value      Value
                                                            (000's)    (000's)

PUBLICLY-TRADED BONDS - Continued

Telecommunication Services - Continued
 Nextel Communications, Inc. - Sr. Disc. Notes
 1.0% due 10/31/07 ......................................  $   650    $   484
 NTL Communications Corp. - Sr. Notes
 1.0% due 10/01/08 ......................................      615        397
 RCN Corp.
 10.0% due 10/15/07 .....................................      200        165
 RCN Corp. - Sr. Disc. Notes
 1.0% due 07/01/08 ......................................      325        176
 RSL Communications plc
 9.125% due 03/01/08 ....................................      100         64
 Satelites Mexicanos SA - Sr. Notes
 10.125% due 11/01/04 ...................................      125         81
 Telecommunications Techniques Co.
 9.75% due 05/15/08 .....................................      140        129
 Time Warner Telecom Llc - Sr. Notes
 9.75% due 07/15/08 .....................................      175        170
                                                                      -------
                                                                        3,908
Telephone - 1.9%
 e.spire Communications, Inc. - Sr. Disc. Notes
 1.0% due 04/01/06 ......................................       75         32
 ITC DeltaCom, Inc. - Sr. Notes
 8.875% due 03/01/08 ....................................       25         23
 9.75% due 11/15/08 .....................................       75         71
 NEXTLINK Communications, Inc. - Sr. Disc. Notes
 1.0% due 04/15/08 ......................................      300        188
 NEXTLINK Communications, Inc. - Sr. Notes 144A (a)
 10.5% due 12/01/09 .....................................       75         74
 Viatel, Inc. - Sr. Notes
 11.25% due 04/15/08 ....................................      125         94
                                                                      -------
                                                                          482
Transportation Services - 0.6%
 Dunlop Standard Aero Holdings - Sr. Notes
 11.875% due 05/15/09 ...................................      150        147
                                                                      -------
                             TOTAL PUBLICLY-TRADED BONDS-     93.1%    23,562

                                                             Shares

PREFERRED STOCK

Media - Publishing - 0.4%
 Primedia, Inc. .........................................    1,250        106
Telephone - 0.5%
 Nextlink Communicatons - Series B ......................      120        118
                                                                      -------
                                   TOTAL PREFERRED STOCK-      0.9%       224

WARRANTS

Telecommunication Services - 0.0%
 KMC Telecom Holdings, Inc. - WT 144A (a)
 expires 01/31/08 (Cost $0) .............................      250          1

                                                             Par        Market
                 Name of Issuer                             Value       Value
                                                           (000's)     (000's)
SHORT-TERM INVESTMENTS - 6.0%
 Investment in joint trading account (Note B)
  6.853% due 07/03/00 ...................................  $ 1,526    $ 1,526
                                                           -------    -------
                                       TOTAL INVESTMENTS-    100.0%    25,313
                     Payables, less cash and receivables-      0.0%       (11)
                                                           -------    -------
                                              NET ASSETS-    100.0%    25,302


a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $977 or 3.86% of net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO


                                                   Par            Market
      Name of Issuer                              Value            Value
                                                 (000's)          (000's)
CORPORATE BONDS

United States - 11.4%
 Discover Card (LEND)
 6.251% due 09/16/05 ......................     $  2,600        $  2,602
 First USA Credit Card Master Trust (LEND)
 6.838% due 08/19/08 ......................        2,600           2,602
 Standard Credit Card Master Trust (LEND)
 8.25% due 01/07/07 .......................        2,000           2,069
                                                                --------
                     TOTAL CORPORATE BONDS-         11.4%          7,273


PUBLICLY-TRADED BONDS

Belgium - 4.8%
 Kingdom of Belgium - Bonds (GOVF)
 9.0% due 03/28/03 ........................        2,900           3,029

Canada - 2.0%
 Government of Canada - Bonds (GOVF)
 7.0% due 12/01/06 ........................        1,100             783
 8.0% due 06/01/23 ........................          600             514
                                                                --------
                                                                   1,297
France - 3.9%
 Government of France - Bonds (GOVF)
 5.25% due 04/25/08 .......................        1,100           1,049
 Government of France - O.A.T. (GOVF)
 5.5% due 04/25/07 ........................           90              87
 Government of France - Bonds (GOVF)
 6.0% due 10/25/25 ........................        1,357           1,357
                                                                --------
                                                                   2,493
Germany - 1.4%
 Federal Republic of Germany - Bonds (GOVF)
 6.25% due 01/04/24 .......................          833             868

Italy - 4.6%
 Republic 0f Italy (GOVF)
 5.0% due 02/15/03 ........................        1,700           1,616
 3.25% due 04/15/04 .......................        1,500           1,332
                                                                --------
                                                                   2,948
Japan - 13.7%
 Government of Japan - Bonds (GOVF)
 1.9% due 03/20/09 ........................      472,000           4,542
 2.4% due 03/20/20 ........................      122,200           1,195
 Government of Japan - Bonds (JP) (GOVF)
 3.0% due 09/20/05 ........................      290,000           2,973
                                                                --------
                                                                   8,710
Netherlands - 8.3%
 Government of Netherlands - Bonds (GOVF)
 6.5% due 04/15/03 ........................        1,500           1,480
 Netherlands Government - Bonds Series 1 &
 2 (GOVF)
 6.0% due 01/15/06 ........................          600             591
 Repsol International Finance (FINL)
 4.699% due 12/14/00 ......................        3,400           3,242
                                                                --------
                                                                   5,313
Spain - 2.6%
 Government of Spain (GOVF)
 5.25% due 01/31/03 .......................        1,750           1,669

Supra National - 8.4%
 European Investment Bank - Bond (BANK)
 5.875% due 05/12/09 ......................        1,770           1,618
 International Bank Recon & Development -
  Notes (BANK)
 5.25% due 01/12/09 .......................        1,770           1,554
 International-American Development Bank -
  Bonds (BANK)
 1.9% due 07/08/09 ........................      100,000             958
 Scottish Power plc - ADR (UTIE)
 6.625% due 01/14/10 ......................          850           1,246
                                                                --------
                                                                   5,376
United Kingdom - 3.3%
 U.K. Treasury - Bonds (GOVF)
 6.0% due 12/07/28 ........................          360             680
 U.K. Treasury (GOVF)
 7.25% due 12/07/07 .......................          845           1,413
                                                                --------
                                                                   2,093
United States - 27.6%
 Chase Credit Card Master Trust (LEND)
 5.125% due 02/15/05 ......................        1,600           1,489
 U.S. Treasury - Bonds (GOVE)
 5.875% due 11/15/04 ......................        6,450           6,356
 6.125% due 08/15/29 ......................        1,470           1,485
 6.25% due 02/28/02 .......................        2,050           2,043
 6.25% due 08/15/23 .......................        1,000           1,008
 6.75% due 08/15/26 .......................        2,040           2,195
 7.25% due 05/15/16 .......................        1,000           1,102
 U.S. Treasury - Bills (GOVE)
 8.875% due 02/15/19 ......................        1,500           1,931
                                                                --------
                                                                  17,609
                                                                --------
               TOTAL PUBLICLY-TRADED BONDS-         80.6%         51,405

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO


                                                   Par           Market
      Name of Issuer                              Value           Value
                                                 (000's)         (000's)
SHORT-TERM INVESTMENTS - 8.2%

United States - 8.2%
 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00 .....................     $  4,950        $  4,950
 U.S. Treasury (GOVE) .....................
  5.83% due 12/10/00 ......................          300             294
                                                                --------
                                                                   5,244
                                                --------        --------
                         TOTAL INVESTMENTS-        100.2%         63,930
       Payables, less cash and receivables-         (0.2)%          (166)
                                                --------        --------
                                NET ASSETS-        100.0%         63,764



ADR-American Depository Receipts

See notes to financial statements.




SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                Market          % of
                                 Industry        Value        Long-Term
        Industry               Abbreviation     (000's)      Investments

U.S. Governmental............      GOVE           16,120          27.5%
Personal and Commercial
 Lending.....................      LEND            8,762          14.9%
Foreign Governmental.........      GOVF           25,177          42.9%
Financial Services...........      FINL            3,242           5.5%
Electric Power...............      UTIE            1,246           2.1%
Banks........................      BANK            4,131           7.1%
                                               ---------      --------
                                               $  58,678         100.0%
                                               =========      ========

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

  The John Hancock Variable Series Trust I (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is organized as a Massachusetts business trust. The Fund consists of thirty-three portfolios: Large Cap Growth, Fundamental Mid Cap Growth, Aggressive Balanced, Active Bond (formerly, Sovereign Bond), Core Bond, Emerging Markets Equity, International Equity Index, International Opportunities II (formerly, Global Equity), International Equity, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, American Leaders Large Cap Value, Large/Mid Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond and Global Bond (formerly, Strategic Bond) Portfolios. The Fund may add or delete portfolios in the future to accommodate various investment objectives. The Fund has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Insurance Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Mutual Life Insurance Company ("John Hancock") and to Investors Partner Life Account L ("IPLL") to fund contracts and policies issued by Investors Partner Life ("IPL").

NOTE B--ACCOUNTING POLICIES

  Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the
reporting period.   Actual results could differ from those estimates.

  Valuation of Investments: For the Large Cap Growth, Fundamental Mid Cap Growth, Aggressive Balanced, Emerging Markets Equity, Small Cap Growth, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, American Leaders Large Cap Value, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Small Cap Value, and Equity Index Portfolios:
Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

  For the Active Bond, Core Bond, Bond Index, Managed, Short-Term Bond, High Yield Bond and Global Bond Portfolios: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

  For the Money Market Portfolio: The Board of Trustees has determined that the appropriate method for valuing Portfolio securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Portfolio does not exceed 90 days. Accordingly, Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  For each of the Portfolios, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost which approximates market value.

  For the International Equity Index, International Opportunities II, International Equity, Global Balanced and International Opportunities
Portfolios: Investments in securities traded on national securities exchanges in the United

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B -- ACCOUNTING POLICIES -- Continued

States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Portfolio securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation."

  Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Portfolios, are valued at fair value as determined in good faith by the Board of Trustees.

  Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, Aggressive Balanced, Emerging Markets Equity, International Equity Index, International Opportunities II, International Equity, Global Balanced, Mid Cap Growth, Large Cap Value, Large Cap Value CORE, Mid Cap Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Growth & Income, Managed, Small Cap Value, International Opportunities and Equity Index Portfolios are shown net of foreign taxes withheld of $3,728, $60, $194, $2,011, $392, $107, $168, $37, $2,118, $109, $497, $335, $41, $66, $36,
$23,832, $11,766, $793, $690 and $3,047, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

  Securities Lending: Certain Portfolios (Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Small/Mid Cap Growth, Growth & Income, Managed, Short-Term Bond, International Opportunities and Global Bond) may lend their securities to certain qualified brokers who pay these Portfolios negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At June 30, 2000, the market value of the securities loaned and the market value of the collateral were as follows.


                               Value of Securities Loaned   Value of Collateral
                               --------------------------   -------------------

Large Cap Growth ...........            $ 54,442                 $ 54,442
Active Bond ................             116,986                  119,423
International Equity Index .              33,721                   35,163
Small Cap Growth ...........              59,949                   60,851
Mid Cap Growth .............              88,147                   90,466
Large Cap Value ............               6,106                    6,467
Mid Cap Value ..............              23,697                   24,688
Small/Mid Cap Growth .......              33,275                   34,708
Growth & Income ............              87,343                   87,343
Managed ....................             147,841                  149,887
Short-Term Bond ............               4,655                    4,727
International Opportunities               11,816                   12,124
Global Bond ................               4,376                    4,460


  Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements which are contracts under which a Portfolio would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

agreement is fully collateralized at all times. A Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

  Joint Repurchase Agreements: The Active Bond and Small Cap Growth Portfolios of the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

  The International Equity, Large Cap Value CORE and Small/Mid Cap CORE Portfolios of the Fund, along with other registered investment companies having a management contract with Goldman Sachs Asset Management (the "Sub-Adviser"), may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

  Joint Trading Account: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the order permits the existing Portfolios of the Fund to pool daily uninvested cash balances, together with the balances of any future Portfolios of the Fund, into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Account holdings as of June 30, 2000:


                                                   Par            Market
  Name of Issuer                                  Value            Value
  --------------                                 --------        ---------

American Express Co.
 8.50% due 07/03/00 ......................       $ 50,000         $ 50,000
Chevron USA, Inc.
 7.72% due 07/03/00 ......................         45,404           45,404
DaimlerChrysler Holdings Corp.
 8.50% due 07/05/00  .....................         50,000           49,981
Deere & Co.
 7.35% due 07/05/00  .....................         43,218           43,202
Exxon Asset Management Co.
 8.50% due 07/06/00  .....................         50,000           49,972
Ford Credit Europe PLC
 8.50% due 07/03/00  .....................         50,000           50,000
General Electric Cap. Corp.
 8.50% due 07/06/00  .....................         50,000           49,972
Household Finance Corp.
 8.49% due 07/07/00  .....................         49,996           49,959
Norwest Finl., Inc.
 8.49% due 07/07/00  .....................         50,000           49,963
Prudential FDG Corp.
 8.50% due 07/03/00  .....................         50,000           50,000
Texaco, Inc.
 8.50% due 07/05/00  .....................         50,000           49,981

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B -- ACCOUNTING POLICIES -- Continued

                                                   Par            Market
  Name of Issuer                                  Value            Value
  --------------                                 --------        ---------
UBS Fin., Inc.
 4.27% due 07/05/00  .....................       $ 25,100         $ 25,090
UBS Fin., Inc.
 4.19% due 07/06/00  .....................         24,666           24,652
                                                 --------         --------
    Joint Trading Account Totals .........       $588,384         $588,176
                                                 ========         ========


  Financial Futures Contracts: The Active Bond, Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value CORE, Small/Mid Cap Growth, Small/Mid Cap CORE, Managed, Short-Term Bond, Equity Index, High Yield Bond and Global Bond Portfolios may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Portfolio enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin." Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.

  When the contracts are closed, the Portfolio recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Portfolio could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At June 30, 2000, open positions in financial futures contracts were as follows:


INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                        Face
                                         Expiration    Amount     Unrealized
Purchased                                   Date      at Value    Gain/(Loss)
---------                                ----------  ----------   -----------

12 contracts
 CAC-40 Index Future ................    Sept. 2000     $  744       $  (12)
6 contracts
 DAX Index Future ...................    Sept. 2000        995          (58)
10 contracts
 FTSE 100 Index Future ..............    Sept. 2000        962          (34)
18 contracts
 Nikkei 225 Index Future ............    Sept. 2000      1,577           35
                                                        ------       ------
                                                        $4,278       $  (69)
                                                        ======       ======

MANAGED PORTFOLIO

                                                        Face
                                         Expiration    Amount     Unrealized
Purchased                                   Date      at Value    Gain/(Loss)
---------                                ----------  ----------   -----------
325 contracts
 U.S. 10 Year Treasury Note Future ..    Sept. 2000     32,007       $  282

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B -- ACCOUNTING POLICIES -- Continued


LARGE CAP VALUE CORE PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Loss
---------                                  ----------  ----------  ------------
10 contracts
 CME E-Mini S&P 500 Index Future .......   Sept. 2000     $734         $(7)


EQUITY INDEX PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Loss
---------                                  ----------  ----------  ------------
42 contracts
 S&P 500 Index Futures .................   Sept. 2000   $15,415       $(290)


GLOBAL BOND PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Sold                                          Date      at Value       Loss
----                                       ----------  ----------  ------------
64 contracts
 U.S. 5 Year Treasury Note Future ......   Sept. 2000    $6,337        $(12)
21 contracts
 U.S. 10 Year Treasury Note Future .....   Sept. 2000     2,068         (26)
                                                       ----------  -----------
                                                         $8,405        $(38)
                                                       ----------  -----------

Purchase
--------
74 contracts
 Germany 10 Year Treasury Note Future ..   Sept. 2000   $ 7,423    $  (41)
21 contracts
 Germany 5 Year Treasury Note Future ...   Sept. 2000     2,069        (1)
                                                        -------
                                                          9,492       (42)
                                                       --------
                                                        $17,897    $  (80)
                                                       ========    =======


  At June 30, 2000, the International Equity Index, Large Cap Value CORE and Small/Mid Cap CORE portfolios had deposited $30, $80 and $135, respectively, in a segregated account to cover margin requirements on open financial futures contracts.

  Forward Foreign Currency Contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Portfolio's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Portfolio's investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service.
 Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

   Currency Translation: For Portfolios that trade in international securities: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B -- ACCOUNTING POLICIES -- Continued

as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

  Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

  Dividends: A dividend of its net investment income will be declared and distributed daily by the Money Market Portfolio. Dividends of net investment income will be declared and distributed monthly by all other Portfolios. Each Portfolio will distribute all of its net realized capital gains annually, at the end of its fiscal year.

  Federal Income Taxes: Each of the Portfolios of the Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1999, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows:
Active Bond had $21,049, which expires in 2007; International Opportunities II had $281, which expires in 2006; Money Market had $14, which expires in 2007; Mid Cap Value had $8,121, which expires in 2006 and $1,558, which expires in 2007; Bond Index had $158, which expires in 2007; Small/Mid Cap CORE had $25, which expires in 2006; Real Estate Equity had $4,280, which expires in 2007; Short-Term Bond had $131, which expires in 2006 and $1,304, which expires in 2007; Small Cap Value had $1,445, which expires in 2006; High Yield Bond had $276, which expires in 2007; and Global Bond had $1,234, which expires in 2007.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

  Expenses: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

  On February 16, 2000, the Board of Trustees of the Fund renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

     For the Growth & Income, Active Bond and Money Market Portfolios, 0.25% on an annual basis of the net assets of each Portfolio;

     For the Large Cap Growth and Managed Portfolios, 0.40% on an annual basis of the first $500,000 of the net assets of each Portfolio; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for net assets in excess of $1,000,000;

     For the Real Estate Equity Portfolio, 1.10% on an annual basis of the first $50,000 of the Portfolio's net assets, 1.00% for net assets between $50,000 and $100,000; 0.90% for net assets between $100,000 and $200,000 and 0.80% for net assets in excess of $200,000;

     For the International Equity Index Portfolio, 0.18% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;

     For the Small/Mid Cap Growth and Mid Cap Blend Portfolios, 0.75% on an annual basis of the first $250,000 of the net assets of each Portfolio; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;

     For the Large Cap Value Portfolio, 0.75% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.70% for net assets between $100,000 and $250,000; and 0.65% for net assets in excess of $250,000;

     For the American Leaders Large Cap Value Portfolio, 0.80% on an annual basis of the first $50,000 of the

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued

  Portfolio's net assets; 0.65% for the net assets between $50,000 and $250,000; 0.60% for the net assets between $250,000 and $500,000; and 0.55% for net assets in excess of $500,000;

     For the Short-Term Bond Portfolio, 0.30% on an annual basis of its net assets;

     For the Small Cap Growth Portfolio, 0.75% on an annual basis of its net assets;

     For the Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.80% on an annual basis for net assets in excess of $100,000;

     For the Mid Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.775% for net assets between $100,000 and $250,000; and 0.75% for net assets between $250,000 and $500,000; 0.725%
  for net assets between $500,000 and $750,000; and 0.70% for all its net assets once its net assets exceed $750,000;

     For the Small Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.75% for net assets between $100,000 and $200,000; and 0.65% for net assets in excess of $200,000;

     For the Equity Index Portfolio, 0.15% on an annual basis of the first $75,000 of the Portfolio's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;

     For the Small/Mid Cap CORE Portfolio, 0.80% on an annual basis of the first $50,000 of the Portfolio's net assets; and 0.70% for net assets in excess of $50,000;

     For the International Opportunities II Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; voted on June 7, 0.85% for net assets between $20,000 and $30,000; and 0.75% for net assets in excess of $50,000;

     For the Core Bond Portfolio, 0.70% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for the net assets between $25,000 and $50,000; 0.60% for the net assets between $50,000 and $150,000; 0.55% for the net assets in excess of $150,000;

     For the Emerging Markets Equity Portfolio, 1.30% on an annual basis of the first $10,000 of the Portfolio's net assets; 1.20% for net assets between $10,000 and $150,000; and 1.10% for net assets in excess of $150,000;

     For the Bond Index Portfolio, 0.15% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.13% for net assets between $100,000 and $250,000; and 0.11% for net assets in excess of $250,000;

     For the High Yield Bond Portfolio, 0.65% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.60% for net assets between $100,000 and $200,000; and 0.50% for net assets in excess of $200,000;

     For the Global Bond Portfolio, 0.75% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for net assets between $25,000 and $75,000; 0.55% for net assets between $75,000 and 150,000; and 0.50% for the net assets in excess of $150,000;

     For the International Opportunities Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000;

     For the International Balanced Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.70% for net assets in excess of $100,000;

     For the Fundamental Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.80% for net assets between $50,000 and $100,000; 0.75% for net assets between $100,000 and $150,000; and
  0.70% for net assets in excess of $150,000;

     For the Aggressive Balanced Portfolio, 0.675% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.625% for net assets between $250,000 and $500,000; and 0.60% for net assets in excess of $500,000;

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued

     For the International Equity Portfolio, 1.0% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.95% for net assets between $50,000 and $200,000; and 0.90% for net assets in excess of $200,000;

     For the Large Cap Value CORE Portfolio, 0.75% on an annual basis for the first $50,000 of the Portfolio's net assets; 0.65% for net assets between $50,000 and $200,000; and 0.60% in excess of $200,000;

     For the Large/Mid Cap Value Portfolio, 0.95% on an annual basis for the first $25,000 of the Portfolio's net assets; 0.85% for net assets between $25,000 and $50,000; 0.75% for net assets between $50,000 and $100,000; and
  0.65% for net assets in excess of $100,000;

     For the Large Cap Aggressive Growth Portfolio, 1.0% on an annual basis for the first $10,000 of the Portfolio's net assets; 0.875% for net assets between $10,000 and $20,000; 0.75% for net assets in excess of $20,000;

     For the Small/Mid Cap Value Portfolio, 0.95% on an annual basis for the first $100,000 of the Portfolio's net assets; 0.90% for net assets between $100,000 and $250,000; 0.85% for net assets in excess of $250,000.

  John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates, Inc., with respect to the Large Cap Growth, Aggressive Balanced, Mid Cap Blend, Real Estate Equity, Growth & Income, Managed and Short-Term Bond; with Independence International Associates, Inc., with respect to the International Equity Index Portfolio; with John Hancock Advisers, Inc., with respect to the Active Bond and Small Cap Growth Portfolios, each of whom is an affiliate of John Hancock, and under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios. John Hancock maintains responsibility for the day-to-day management of the Money Market Portfolio.

  John Hancock has also entered into the Sub-Advisory Agreements with T. Rowe Price Associates, Inc., with respect to the Large Cap Value Portfolio; with Rowe Price-Fleming International, Inc., with respect to the International Opportunities and International Opportunities II Portfolios; with Janus Capital Corporation, with respect to the Mid Cap Growth Portfolio; with Neuberger Berman, LLC, with respect to the Mid Cap Value Portfolio; with INVESCO Management & Research, Inc., with respect to the Small Cap Value Portfolio; with J.P. Morgan Investment Management, Inc., with respect to the Global Bond Portfolio; with Brinson Partners, Inc., with respect to the Global Balanced Portfolio; with State Street Global Bank & Trust N.A., with respect to the Equity Index Portfolio; with Goldman Sachs Asset Management, with respect to the International Equity, Large Cap Value CORE and Small/Mid Cap CORE Portfolios; with Morgan Stanley Dean Witter Investment Management, Inc., with respect to the Emerging Markets Equity and Real Estate Equity Portfolios; with Mellon Bond Associates, LLP, with respect to the Bond Index Portfolio; with Wellington Management Company, LLP, with respect to the Large/Mid Cap Value, Small/Mid Cap Growth and High Yield Bond Portfolios; with Oppenheimer Funds, Inc. with respect to the Fundamental Mid Cap Growth Portfolio; with Alliance Capital Management, LLP, with respect to the Large Cap Aggressive Growth Portfolio; and with The Boston Company Asset Management, LLC, with respect to the Small/Mid Cap Value Portfolio; each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios.

  Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Fund. Certain officers and trustees of the Fund are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHMVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, and IPL and some are also officers of John Hancock. Fees for independent trustees are paid by the Fund.

  In the event that normal operating expenses of each Portfolio, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of each Portfolio's daily net asset value, John Hancock and JHVLICO will reimburse each Portfolio for such excess. Accordingly, for the period ended June 30, 2000, the reimbursements paid from John Hancock and JHVLICO were $2 to Fundamental Mid Cap Growth, $10 to

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued

Aggressive Balanced, $250 to Emerging Markets Equity, $105 to International Equity Index, $23 to International Opportunities II, $26 to International Equity, $39 to International Balanced, $19 to Mid Cap Blend, $28 to Large Cap Value CORE, $11 to Large/Mid Cap Value, $17 to Small/Mid Cap Growth, $36 to Bond Index, $6 to Large Cap Aggressive Growth, $37 to Small/Mid Cap CORE, $13 Small/Mid Cap Value, $4 to Small Cap Value, $78 to International Opportunities, $29 to High Yield Bond and $4 to Global Bond.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D -- INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for each Portfolio for the period ended June 30, 2000 were as follows:

                                                                    Sales and
                                                       Purchases    Maturities
                                                       ---------    ----------

Large Cap Growth ..............................      $  783,869     $  752,688
Fundamental Mid Cap Growth ....................          29,939        145,685
Aggressive Balanced ...........................          50,020         12,398
Active Bond ...................................         917,035        950,528
CORE Bond .....................................           4,847           None
Emerging Markets Equity .......................          43,946         23,705
International Equity Index ....................          14,434         11,149
International Opportunities II ................          22,789         19,254
International Equity ..........................           8,789          6,343
Small Cap Growth ..............................         244,738        140,227
International Balanced ........................          26,660         25,935
Mid Cap Growth ................................         590,319        463,638
Mid Cap Blend .................................           9,143          5,969
Large Cap Value ...............................          46,769         39,157
Large Cap Value CORE ..........................           7,449          3,256
Large/Mid Cap Value ...........................           5,696          3,194
Money Market ..................................            None           None
Mid Cap Value .................................          87,817         86,642
Small/Mid Cap Growth ..........................          83,988         93,860
Bond Index ....................................          12,740          5,022
Large Cap Aggressive Growth ...................          16,266          6,789
Small/Mid Cap CORE ............................          11,964          3,996
Small/Mid Cap Value ...........................          10,972          7,527
Real Estate Equity ............................          23,231         20,671
Growth & Income ...............................       1,845,146      2,079,783
Managed .......................................       3,296,775      3,450,219
Short-Term Bond ...............................          18,123         14,498
Small Cap Value ...............................          43,419         39,824
International Opportunities ...................          46,538         20,381
Equity Index ..................................         124,872         71,289
High Yield Bond ...............................           9,072          2,691
Global Bond ...................................          69,624         77,336

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D -- INVESTMENT TRANSACTIONS -- Continued

  The identified cost of investments owned for each Portfolio (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 2000 for federal income tax purposes are as follows:

                                                                 Net Unrealized
                        Identified   Unrealized    Unrealized    Appreciation/
                           Cost     Appreciation  Depreciation   (Depreciation)
                        ----------  ------------  ------------  ----------------

Large Cap Growth ...... $1,154,089   $  374,071    $  (43,691)     $  330,379
Fundamental Mid Cap
 Growth ...............     22,174        5,942          (796)          5,145
Aggressive Balanced ...     13,569        1,335          (642)            693
Active Bond ...........    776,877        6,492       (18,249)        (11,757)
Core Bond .............      4,847         None            (6)             (6)
Emerging Markets
 Equity ...............     46,820        4,808        (4,677)           (130)
International Equity
 Index ................    189,149       59,457       (19,808)         39,650
International
 Opportunities II .....     24,986        2,236        (1,171)          1,064
International Equity ..     13,166        1,615          (634)            981
Small Cap Growth ......    238,508       67,564       (22,372)         45,192
International Balanced      29,322        1,667        (1,513)            155
Mid Cap Growth ........    473,175      106,800       (54,068)         52,731
Mid Cap Blend .........      8,955        1,229          (484)            745
Large Cap Value .......    157,006       10,316       (15,583)         (5,267)
Large Cap Value CORE ..     10,609          585          (985)           (400)
Large/Mid Cap Value ...      8,258          560          (637)            (77)
Money Market ..........    416,264         None          None            None
Mid Cap Value .........     90,206        9,930        (4,194)         (5,736)
Small/Mid Cap Growth ..    162,267       30,340       (13,863)         16,477
Bond Index ............     46,923          124        (1,772)         (1,648)
Large Cap Aggressive
 Growth ...............     22,281        3,589        (1,166)          2,423
Small/Mid Cap CORE ....     14,900        2,927        (1,450)          1,477
Small/Mid Cap Value ...      9,633          967          (590)            377
Real Estate Equity ....     64,263        7,840        (2,248)          5,592
Growth & Income .......  3,183,516      946,769      (193,404)        753,365
Managed ...............    849,123      501,163      (119,757)        381,406
Short-Term Bond .......     69,580           47        (1,190)         (1,144)
Small Cap Value .......     71,814        5,698        (7,379)         (1,681)
International
 Opportunities ........     83,887       18,764        (3,637)         15,128
Equity Index ..........    437,541      120,002       (36,085)         83,916
High Yield Bond .......     25,505          373        (2,091)         (1,718)
Global Bond ...........     61,870          421        (2,021)         (1,600)


  The aggregate cost of each Portfolio's investments was substantially the same for the book and federal income tax purposes as of June 30, 1999.

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS

  As of June 30, 2000 the International Equity Index, Global Balanced, Managed and Global Bond Portfolios had open forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at a specified date, as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACTS -- Continued


INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Net Unrealized
                                 Maturity                        Appreciation/
      Currency Purchased           Date       Cost      Value    (Depreciation)
-----------------------------------  --------  ------  ------  ----------------
Euro Dollar .............     1,096   9/15/00  $1,058  $1,051    $    (7)
Japanese Yen  ...........   154,376   9/14/00   1,486   1,475        (11)
Pound Sterling  .........       654   9/15/00     985     991          6
                                                                --------------
                                                                 $   (12)
                                                                ==============

GLOBAL BALANCED PORTFOLIO

                                                                Net Unrealized
                                     Maturity                   Appreciation/
           Currency Sold               Date     Cost   Value    (Depreciation)
-----------------------------------  --------  ------  ------  ----------------
Canadian Dollar .........       450  09/27/00  $  307  $  305   $      3
Danish Krone  ...........     4,800  09/27/00     632     616         16
Japanese Yen ............   193,000  09/27/00   1,855   1,848          7
Pound Sterling ..........     1,750  09/27/00   2,721   2,652         69
Swedish Krona ...........     9,000  09/27/00   1,053   1,027         26
Swiss Franc .............       350  09/27/00     205     216        (12)
Euro Dollar .............     1,900  09/27/00   1,821   1,824         (3)
                                                               --------------
                                                                     106
                                                               --------------
        Currency Purchased
-----------------------------------
Australian Dollar .......     3,100  09/27/00   1,847   1,857         10
Euro Dollar .............     6,850  09/27/00   6,586   6,575        (11)
Japanese Yen ............    12,000  09/27/00     120     115         (5)
Danish Krone ............     2,600  09/27/00     313     334         21
Swedish Krona ...........     7,200  09/27/00     837     822        (16)
Swiss Franc .............       800  09/27/00     491     494          3
                                                               --------------
                                                                       2
                                                               --------------
                                                                $    108
                                                               ==============

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACTS -- Continued


MANAGED PORTFOLIO

                                                                 Net Unrealized
                                   Maturity                      Appreciation/
          Currency Sold              Date     Cost     Value     (Depreciation)
---------------------------------  --------  -------  --------  ----------------
Australian Dollar ...       2,623  10/04/00  $ 1,501  $  1,571      $   (71)
Canadian Dollar .....      13,227  10/04/00    8,810     8,959         (149)
Danish Krone ........      25,979  10/04/00    3,182     3,335         (153)
Euro Dollar .........     107,569  10/04/00   98,617   103,299       (4,682)
Euro Dollar .........      30,379  10/05/00   29,084    29,174          (90)
Euro Dollar .........      24,675  10/06/00   22,590    23,698       (1,108)
Japanese Yen ........   9,095,320  10/04/00   86,637    87,205         (568)
Japanese Yen ........   2,366,167  10/05/00   22,590    22,691         (101)
Japanese Yen ........   3,967,994  10/06/00   37,650    38,059         (409)
Pound Sterling ......      17,671  10/06/00   26,423    26,787         (364)
Pound Sterling ......      11,156  10/04/00   16,484    16,910         (426)
Swedish Krona .......      33,457  10/04/00    3,679     3,820         (140)
Swiss Franc .........      64,271  10/04/00   22,590    23,769       (1,179)
Swiss Franc .........      25,843  10/04/00   15,650    15,984         (334)
                                                                --------------
                                                                     (9,774)
                                                                --------------
       Currency Purchased
---------------------------------
Euro Dollar ........       37,572  10/05/00   36,168    36,083          (85)
Euro Dollar ........       24,317  10/06/00   22,590    23,355          765
Japanese Yen .......    4,550,340  10/05/00   43,842    43,636         (206)
Japanese Yen .......    3,942,972  10/06/00   37,650    37,819          169
Pound Sterling .....       17,421  10/06/00   26,423    26,409          (15)
Swiss Franc ........       48,959  10/05/00   29,818    30,281          463
Swiss Franc ........       37,723  10/06/00   22,590    23,333          743
                                                                --------------
                                                                      1,834
                                                                --------------
                                                                    $(7,940)
                                                                ==============


GLOBAL BOND PORTFOLIO
                                                                Net Unrealized
                                   Maturity                     Appreciation/
          Currency Sold              Date     Cost     Value    (Depreciation)
---------------------------------  --------  -------  -------  ----------------
Canadian Dollar ...         1,796  07/11/00  $ 1,207  $ 1,214      $    (7)
Euro Dollar .......        23,476  07/11/00   21,082   22,429       (1,346)
                                                               --------------
                                                                    (1,353)
                                                               --------------
       Currency Purchased
---------------------------------
Euro Dollar ......          6,894  07/11/00    6,555    6,586           31
                                                               --------------
                                                                   $(1,322)
                                                               ==============

                             Officers and Trustees

                         Michele G. Van Leer, Chairman
                   Thomas J. Lee, President and Vice Chairman
                          Karen Q. Visconti, Secretary
                      Arnold Bergman, Assistant Secretary
                          Raymond F. Skiba, Treasurer
                      Maryellen Maurer, Compliance Officer
                          Patrick F. Smith, Controller
                     Paula M. Pashko, Assistant Controller
                               Elizabeth G. Cook
                            Reverend Diane C. Kessler
                              Hassell H. McClellan
                               Robert F. Verdonck

                               Investment Adviser

                      John Hancock Life Insurance Company
                               John Hancock Place
                                  P.O. Box 111
                                Boston, MA 02117

                              Independent Auditors

                               Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116

                            SUB-INVESTMENT ADVISERS

           Independence Investment Associates, Inc. and subsidiaries
                                53 State Street
                                Boston, MA 02109

                        Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                               New York, NY 10105

                    The Boston Company Asset Management, LLC
                            One Boston Place
                                Boston, MA 02108

                             Brinson Partners, Inc.
                           209 South La Salle Street
                             Chicago, IL 60604-1295

                    Federated Investment Management Company
                        1001 Liberty Avenue, 10th Floor
                              Pittsburgh, PA 15222

                         Goldman Sachs Asset Management
                                  32 Old Slip
                               New York, NY 10005

                                 INVESCO, Inc.
                               101 Federal Street
                                Boston, MA 02110

                     J.P. Morgan Investment Management Inc.
                                522 Fifth Avenue
                               New York, NY 10036

                                      Janus
                              100 Fillmore Street
                             Denver, CO 80206-4928

                           Mellon Bond Associates, LLP
                       One Mellon Bank Center, Suite 5400
                           Pittsburgh, PA 15258-0001

                           John Hancock Advisers, Inc.
                             101 Huntington Avenue
                                Boston, MA 02199

                    Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                               New York, NY 10020

                              Neuberger Berman, LLC
                                605 Third Avenue
                            New York, NY 10158-3698

                             OppenheimerFunds, Inc.
                             Two World Trade Center
                            New York, NY 10048-0203

                     Rowe Price-Fleming International, Inc.
                             100 East Pratt Street
                              Baltimore, MD 21202

                          State Street Global Advisors
                            Two International Place
                                Boston, MA 02110

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                              Baltimore, MD 21202

                       Wellington Management Company, LLP
                                75 State Street
                                Boston, MA 02109

                            [LOGO OF JOHN HANCOCK]

The Variable Series Trust consists of 33 funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

                      John Hancock Life Insurance Company
    John Hancock Variable Life Insurance Company (not licensed in New York)
                   Signator Investors Inc., Member NASD, SIPC
                           Boston, Massachusetts 02117
                                www.jhancock.com

S8128 7/00                                       [LOGO OF INSURANCE MARKETPLACE
                                                 STANDARDS ASSOCIATION]

                            [LOGO OF JOHN HANCOCK]

The Variable Series Trust consists of 33 funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

                      John Hancock Life Insurance Company
    John Hancock Variable Life Insurance Company (not licensed in New York)
                   Signator Investors Inc., Member NASD, SIPC
                           Boston, Massachusetts 02117
                                www.jhancock.com

                           [LOGO OF INSURANCE MARKETPLACE STANDARDS ASSOCIATION]

S8128FI  7/00